UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

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☐ Preliminary Proxy Statement
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☑ Definitive Proxy Statement
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☐ Soliciting Material Pursuant to §240.14a-12

Majestic Capital, Ltd.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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January 19, 2011

Dear Shareholder:

You are cordially invited to attend a special general meeting of shareholders of Majestic Capital, Ltd. (Majestic Capital) to be held on Thursday, March 3, 2011 at 11:00 a.m. (local time), at The Fairmont Hamilton Princess Hotel, 76 Pitts Bay Road, Pembroke, Bermuda.

At the meeting, you will be asked to adopt the Agreement and Plan of Merger and Amalgamation, dated September 21, 2010, that Majestic Capital has entered into with Bayside Equity Holdings LLC (formerly known as Bayside Capital Partners LLC) (Bayside) and Majestic Acquisition Corp. and the related Bermuda Amalgamation Agreement among Majestic Capital, Bayside and Majestic Acquisition Corp. and approve the amalgamation of Majestic Capital with Majestic Acquisition Corp. If the amalgamation is completed, Majestic Capital will become a wholly-owned subsidiary of Bayside and each of our common shares and Class B shares will be converted into the right to receive $4.50 in cash, without interest and less any applicable withholding taxes.

After careful consideration, Majestic Capital’s board of directors has unanimously approved and declared advisable the amalgamation agreement, the amalgamation and the other transactions contemplated by the amalgamation agreement and determined that the amalgamation is fair to, and in the best interests of, Majestic Capital and its shareholders. Accordingly, Majestic Capital’s board of directors unanimously recommends that you vote “FOR” the proposal to adopt the Agreement and Plan of Merger and Amalgamation and the Bermuda Amalgamation Agreement and approve the merger and amalgamation of Majestic Capital and Majestic Acquisition Corp. under the laws of Bermuda and the State of Delaware and their continuation as a Delaware corporation and a wholly-owned subsidiary of Bayside.

The enclosed proxy statement provides you with detailed information about the special general meeting, the amalgamation agreement, the amalgamation and other related matters. A copy of the amalgamation agreement is attached as Annex A to the proxy statement that is enclosed with the notice of the special general meeting. We encourage you to read the proxy statement and the amalgamation agreement carefully and in their entirety. You may also obtain additional information about Majestic Capital from documents we have filed with the U.S. Securities and Exchange Commission.

Your vote is very important. We cannot complete the amalgamation unless the holders of at least a majority of our common and Class B shares voting at the meeting together as one class, whether in person or by proxy, vote in favor the amalgamation proposal.

Whether or not you plan to attend the special general meeting, please submit your proxy through the Internet or by telephone or complete, date, sign and return, as promptly as possible, the enclosed proxy card in the enclosed postage prepaid envelope. If you have Internet access, we encourage you to record your vote through the Internet. If you receive more than one proxy card because you own common or Class B shares that are registered differently, please vote all of your common and Class B shares shown on all of your proxy cards. If you own common or Class B shares that are held in “street name,” please follow the instructions of your bank, broker, nominee or other holder of record through which you hold your shares. If you attend the special general meeting and vote in person, your vote by ballot will revoke any proxy previously submitted.

Thank you for your support.

Sincerely,

/s/ Keith S. Hynes                                                                              /s/ James J. Scardino

Keith S. Hynes                                                                                     James J. Scardino
Chairman of the Board of Directors                                                  Chief Executive Officer

Perry Building · 40 Church Street · Hamilton, HM 12, Bermuda P.O. Box HM 2062 · Hamilton, HMHX, Bermuda
PH: 441.295.6689 · Fax: 441.296.3829 · www.majesticcapital.com

Neither the Securities and Exchange Commission nor any state securities regulatory agency has approved or disapproved the amalgamation, passed upon the merits or fairness of the amalgamation or passed upon the adequacy or accuracy of the disclosure in this document. Any representation to the contrary is a criminal offense. The amalgamation has not been approved or disapproved by the Bermuda Monetary Authority, and the Bermuda Monetary Authority does not accept responsibility for the financial soundness of any proposal or for the correctness of any of the statements made or opinions expressed in this document.

This proxy statement is dated January 19, 2011, and is first being mailed to shareholders on or about January 19, 2011.

MAJESTIC CAPITAL, LTD.
PO BOX HM 2062
HAMILTON HM HX
BERMUDA

NOTICE OF SPECIAL GENERAL MEETING OF SHAREHOLDERS
TO BE HELD ON MARCH 3, 2011

NOTICE IS HEREBY GIVEN that a special general meeting of shareholders of Majestic Capital, Ltd. (Majestic Capital) will be held on Thursday, March 3, 2011, at 11:00 a.m. (local time), at The Fairmont Hamilton Princess Hotel, 76 Pitts Bay Road, Pembroke, Bermuda, and at any adjournment or postponement thereof, for the following purposes:

1.
To adopt the Agreement and Plan of Merger and Amalgamation dated as of September 21, 2010, among Majestic Capital, Bayside Equity Holdings LLC (formerly known as Bayside Capital Partners LLC), a Delaware limited liability company (Bayside), and Majestic Acquisition Corp., a Delaware company and a wholly-owned subsidiary of Bayside (Amalgamation Sub), the related Bermuda Amalgamation Agreement dated as of September 21, 2010, among Majestic Capital, Bayside and Amalgamation Sub (together referred to as the amalgamation agreement) and approve the merger and amalgamation of Majestic Capital and Amalgamation Sub and their continuation as a Delaware corporation and a wholly-owned subsidiary of Bayside (referred to as the amalgamation).

2.
To approve any adjournment or postponement of the special general meeting, if necessary or appropriate, to solicit additional proxies or because certain conditions to the completion of the amalgamation have not yet been satisfied.

Shareholders of record of the Company’s common and Class B shares, as shown by the Register of Members of Majestic Capital, at the close of business on January 18, 2011 are entitled to notice of, and to vote together as one class at, the special general meeting or any adjournment or postponement thereof.

Our board of directors has unanimously approved and declared advisable the amalgamation agreement, the amalgamation and the other transactions contemplated by the amalgamation agreement and determined that the amalgamation is fair to, and in the best interests of, Majestic Capital and its shareholders.

 Our board of directors unanimously recommends that Majestic Capital’s shareholders vote “FOR” the proposal to adopt the amalgamation agreement and approve the amalgamation and “FOR” the proposal to approve any adjournment or postponement of the meeting.

All holders of common and Class B shares are cordially invited to attend the meeting. The amalgamation cannot be completed unless the amalgamation agreement is adopted by the affirmative vote of the holders of at least a majority of the common and Class B shares voting at the meeting together as one class, whether in person or by proxy.

Hamilton, Bermuda January 19, 2011	By Order of the Board of Directors, /s/ Louis J. Viglotti Louis J. Viglotti, Esq. General Counsel and Secretary

YOUR VOTE IS IMPORTANT

IF YOU ARE UNABLE TO BE PRESENT AT THE MEETING IN PERSON, PLEASE MARK, SIGN AND DATE THE ENCLOSED PROXY, WHICH IS BEING SOLICITED BY THE BOARD OF DIRECTORS, AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE OR VOTE BY INTERNET OR BY MAIL IN ACCORDANCE WITH THE INSTRUCTIONS SET FORTH IN THE PROXY.

TABLE OF CONTENTS

QUESTIONS AND ANSWERS ABOUT THE SPECIAL GENERAL MEETING AND AMALGAMATION	Q-1

SUMMARY TERM SHEET	1

The Parties to the Amalgamation	1
The Amalgamation	1
Amalgamation Consideration	1
Treatment of Restricted Share Awards	2
The Special General Meeting	2
Recommendation of Majestic Capital’s Board of Directors	3
Opinion of Majestic Capital’s Financial Advisor	3
Material U.S. Federal Income Tax Consequences	3
Procedures for Receiving the Amalgamation Consideration	4
Dissenters’ Rights	4
Termination of the Amalgamation Agreement	4
Effect of Termination; Termination Fee and Expenses	5
Conditions to the Amalgamation	5
Obligation Not to Solicit Acquisition Proposals and Recommendation of Our Board	6
Financing of the Amalgamation	6
Interests of Majestic Capital’s Directors and Executive Officers	6
Regulatory Approvals	7
Market Price of Majestic Capital’s Common Shares	7
Delisting and Deregistration of the Common Shares	7
Possible Effects if the Amalgamation is Not Completed	7
Recent Developments	7

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS	9

THE SPECIAL GENERAL MEETING	10

Date, Time and Place of the Special General Meeting	10
Purpose of the Special General Meeting	10
Reverse Share Split	10
Record Date	10
Shares Entitled to Vote	11
Quorum	12
Recommendation of Our Board of Directors	12
Vote Required for Approval	12
Shares Held by Executive Officers and Directors	12
Voting; Proxies and Revocation	12
Adjournments and Postponements	13
Rights of Shareholders Who Object to the Amalgamation	14
Solicitation of Proxies	14
Householding of Special General Meeting Materials	14
Questions and Additional Information	14

THE AMALGAMATION	15

Parties to the Amalgamation	15
Effect of the Amalgamation	15
Background of the Amalgamation	16
Recommendation of Majestic Capital’s Board of Directors and Its Reasons for the Amalgamation	27
Opinion of Majestic Capital’s Financial Advisor	30
Financing	37
Interests of Majestic Capital’s Directors and Executive Officers in the Amalgamation	37

i

Treatment of Restricted Shares	37
Continued Employment of Executive Officers	38
Indemnification of Directors and Officers; Insurance	38
Regulatory Approvals	38
Antitrust	38
Insurance Regulations and Certain Other Regulatory Matters	39
Delisting and Deregistration of the Common Shares	39
Anticipated Accounting Treatment of the Amalgamation	39
Material U.S. Federal Income Tax Consequences of the Amalgamation	39
U.S. Holders	40
Non-U.S. Holders	42
Other Information – Proposed Settlement with the State of New York	42

THE AMALGAMATION AGREEMENT	44

Effective Time of Amalgamation	44
Structure of Amalgamation	44
Articles of Incorporation, Bylaws, and Directors and Officers of the Amalgamated Company	44
Amalgamation Consideration	44
Treatment of Restricted Share Awards	45
Payment for Shares and Exchange Procedures	45
Representations and Warranties	45
Majestic Capital’s Conduct of Business Pending the Amalgamation	48
Access to Information	51
Commercially Reasonable Efforts	51
Acquisition Proposals	51
Employee Benefit Plans	53
Indemnification of Officers and Directors	53
Publicity	53
NASDAQ Listing	53
Conduct of Business by Bayside and Amalgamation Sub	54
Closing Conditions	54
Termination of the Amalgamation Agreement	56
Termination Fee; Expenses	57
Specific Performance of the Amalgamation Agreement	58
Amendment	58
Lancer Guaranty	58
Amendment of Indenture	59

MR. HICKEY, SR.’S VOTING AGREEMENT	61

Agreement to Vote and Irrevocable Proxy	61
Transfer Restrictions	62
Termination	62
No Limitation on Fiduciary Duty	62

MARKET PRICE OF COMMON SHARES	62

62
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
63
Directors and Named Executive Officers	64
Five Percent Holders

DISSENTERS’ RIGHTS	65

AUTHORITY TO ADJOURN THE SPECIAL GENERAL MEETING	66

ii

Proposal	66
Vote Required and Board Recommendation	67

OTHER MATTERS	67

SHAREHOLDER PROPOSALS	67

WHERE YOU CAN FIND MORE INFORMATION	67

ANNEX A - AMALGAMATION AGREEMENT	A-1

ANNEX B - OPINION OF LMC CAPITAL	B-1

ANNEX C - VOTING AGREEMENT OF DANIEL G. HICKEY, SR.	C-1

ANNEX D - SECTION 106(6) OF THE BERMUDA COMPANIES ACT 1981	D-1

iii

QUESTIONS AND ANSWERS
ABOUT THE SPECIAL GENERAL MEETING AND AMALGAMATION

The following questions and answers are intended to address briefly some commonly asked questions regarding the special general meeting of shareholders and the proposed amalgamation. These questions and answers may not address all questions that may be important to you as a shareholder. You should read the more detailed information contained elsewhere in this proxy statement and the Annexes to this proxy statement.

Unless we otherwise indicate or unless the context requires otherwise, all references in this proxy statement to the “Company,” “Majestic,” “we,” “us” or “our” refer to Majestic Capital, Ltd. and its subsidiaries; all references to “Majestic Capital” refer to Majestic Capital, Ltd., a Bermuda company; all references to “Bayside” refer to Bayside Equity Holdings LLC, a Delaware limited liability company; all references to “Amalgamation Sub” refer to Majestic Acquisition Corp., a Delaware corporation; all references to “amalgamation agreement” refer collectively to the Agreement and Plan of Merger and Amalgamation dated as of September 21, 2010, among Majestic Capital, Bayside and Amalgamation Sub, and the related Bermuda Amalgamation Agreement dated as of September 21, 2010, among Majestic Capital, Bayside and Amalgamation Sub, which are attached to this proxy statement as Annex A; all references to the “amalgamation” refer to the merger and amalgamation of Majestic Capital and Amalgamation Sub under the laws of Bermuda and the State of Delaware pursuant to the amalgamation agreement and their continuation as a Delaware corporation and a wholly-owned subsidiary of Bayside; all references to the “amalgamation proposal” refer to the proposal to adopt the amalgamation agreement and approve the amalgamation; and all references to the “adjournment proposal” refer to the proposal to approve any adjournment or postponement of the special general meeting, if necessary or appropriate, to solicit additional proxies or because certain conditions to the completion of the amalgamation have not yet been satisfied. Unless we otherwise indicate or unless the context requires otherwise, all references in this proxy statement to the numbers of common or Class B shares of Majestic Capital, historical prices of common shares and the per share amalgamation consideration have been adjusted for the 1-for-10 reverse share split effected by Majestic Capital on November 4, 2010 (see “The Special General Meeting ― Reverse Share Split” on page 10).

Q:	Why am I receiving this proxy statement?

A:
Our board of directors is furnishing this proxy statement to you in connection with the solicitation of proxies to be voted at a special general meeting of shareholders, or any adjournment or postponement thereof.

Q:	What am I being asked to vote on?

A.
You are being asked to vote on a proposal to adopt the amalgamation agreement and approve the amalgamation whereby Majestic Capital would be acquired by Bayside. The acquisition will be accomplished by an amalgamation of Majestic Capital and Amalgamation Sub, a wholly owned subsidiary of Bayside. As a result of the amalgamation, Majestic Capital and Amalgamation Sub will amalgamate and continue as a Delaware corporation, and Majestic Capital will become a wholly owned subsidiary of Bayside.

You are also being asked to grant our board of directors the authority to adjourn or postpone the special general meeting to a later date, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of such adjournment or postponement to constitute a quorum or approve the amalgamation proposal or if certain conditions to the completion of the amalgamation have not yet been satisfied.

Q:	What will I receive in the amalgamation?

A:
Upon completion of the amalgamation, you will be entitled to receive $4.50 in cash, without interest and less any applicable withholding taxes, in exchange for each common and Class B share of Majestic Capital that you own immediately prior to the completion of the amalgamation, unless you have properly and validly perfected your dissenters’ rights with respect to the amalgamation. For example, if you own 100 common shares of Majestic Capital immediately prior to the completion of the amalgamation, you will be entitled to receive $450 in cash, without interest and less any applicable withholding taxes, in exchange for your 100 common shares of Majestic Capital.

Q:	Am I entitled to dissenters’ rights?

A:
You are entitled to dissenters’ rights if you strictly comply with the requirements of Bermuda law. Under Bermuda law, you have the right to seek appraisal of the fair market value of your common and Class B shares as determined by the Supreme Court of Bermuda if the amalgamation is completed, but only if you (a) vote against the amalgamation proposal and (b) comply with all of the procedures required under Bermuda law (described elsewhere in this proxy statement). See “Dissenters’ Rights” beginning on page 65 for a more detailed discussion of dissenters’ rights and the provisions of Section 106(6) of the Bermuda Companies Act 1981, attached to this proxy statement as Annex D.

Q:	What will happen to Majestic Capital as a result of the amalgamation?

A:
Upon completion of the amalgamation, Majestic Capital will become a wholly owned subsidiary of Bayside, and the common shares of Majestic Capital will no longer be listed on any stock exchange, including The NASDAQ Capital Market, or quotation system, and will be deregistered under the U.S. Securities Exchange Act of 1934, as amended.

Q:	Who are Bayside and Amalgamation Sub?

A:
Bayside is a limited liability company organized on September 20, 2010 under the laws of the State of Delaware by Lancer Financial Group, Inc., an Illinois corporation which we refer to as “Lancer,” for the purpose of entering into the amalgamation agreement. Bayside has not conducted any operations or engaged in any activities other than entering into the amalgamation agreement and the transactions contemplated thereby. Amalgamation Sub is a corporation incorporated on September 20, 2010 under the laws of the State of Delaware by Bayside, which is its sole stockholder. Amalgamation Sub has not conducted any operations or engaged in any activities other than entering into the amalgamation agreement and the transactions contemplated thereby.

Q:	Do Bayside and Amalgamation Sub have the financial resources to complete the amalgamation?

A:
Neither Bayside nor Amalgamation Sub has any material assets. However, Lancer has entered into a loan commitment with Bayside to lend to Bayside the cash Bayside requires to pay the amalgamation consideration upon the completion of the amalgamation. Lancer has also guaranteed the satisfaction of any final judgment against Bayside or Amalgamation Sub for specific performance of their obligations under the amalgamation agreement.

Q:	Are there conditions to the completion of the amalgamation?

A:
There are numerous conditions that must be satisfied prior to the completion of the amalgamation, many of which are beyond our control. These conditions are described in detail under “The Amalgamation Agreement — Closing Conditions” beginning on page 54. The conditions include customary closing conditions as well as requirements that the shareholders of Majestic Capital approve the amalgamation proposal, the indenture governing our trust preferred securities be amended in certain respects (see “The Amalgamation Agreement — Amendment of Indenture” beginning on page 59), the lease of our office space in Poughkeepsie, New York be terminated or modified on terms and conditions that are acceptable to Bayside in its sole discretion and that no more than 10% of the outstanding common and Class B shares become dissenting shares.

Q:	When will the Amalgamation be completed if the amalgamation proposal is approved?

A:
We are working to complete the amalgamation as quickly as possible and currently anticipate the amalgamation will be completed in the first quarter of 2011. However, the exact timing of the completion of the amalgamation cannot be predicted because all closing conditions related to the amalgamation must be satisfied or waived prior to completion. A number of closing conditions are beyond our control and we cannot assure you that all of the conditions to the amalgamation will be satisfied or, if satisfied, the date by which they will be satisfied.

Q:	What do I need to do now?

A:
We urge you to read this proxy statement carefully, including its annexes, and consider how the amalgamation will affect you. If you are a shareholder of record, you can ensure your shares are voted at the special general meeting by completing, dating, signing and returning the enclosed proxy card in the enclosed postage prepaid envelope or by voting through the Internet or by telephone. If you hold your shares in “street name,” you can ensure that your shares are voted at the special general meeting by instructing your broker, bank or other nominee how to vote, as discussed below. Do NOT return your share certificate(s) with your proxy card.

Q:	When and where will the special general meeting be held?

A:	The special general meeting will be held on Thursday, March 3, 2011, at 11:00 a.m. (local time), at The Fairmont Hamilton Princess Hotel, 76 Pitts Bay Road, Pembroke, Bermuda.

Q:	What vote is required to approve the amalgamation proposal?

A:
The affirmative vote by the holders of at least a majority of our common and Class B shares represented and voting at the special general meeting together as one class is required to approve the amalgamation proposal.

Q:	What vote is required to approve the adjournment proposal?

A:
The affirmative vote by the holders of at least a majority of our common and Class B shares represented and voting at the special general meeting together as one class is required to approve the adjournment proposal.

Q:	How does Majestic Capital’s board of directors recommend that I vote?

A:
Our board of directors unanimously recommends that you vote “FOR” the amalgamation proposal and “FOR” the adjournment proposal. You should read “The Amalgamation — Recommendation of Majestic Capital’s Board of Directors and Its Reasons for the Amalgamation” beginning on page 27 for a discussion of the factors that our board of directors considered in deciding to recommend the approval of the amalgamation proposal.

Q:	What are the possible effects on Majestic Capital if the amalgamation is not completed?

A:
Completion of the amalgamation is subject to various conditions that are described in detail under “The Amalgamation Agreement — Closing Conditions” beginning on page 54. We will not be able to complete the amalgamation unless each of these conditions is satisfied or waived by Bayside. A failure to complete the amalgamation could result in a downgrade of our A.M. Best B++ rating, a conservation proceeding by the California Department of Insurance and our inability to continue as a going concern. As a result, we may be forced to seek relief from our creditors through a filing under the U.S. Bankruptcy Code or Bermuda Companies Act 1981. See “The Amalgamation —Recommendation of Majestic Capital’s Board of Directors and Its Reasons for the Amalgamation” beginning on page 27.

Q:	Who is entitled to vote at the special general meeting?

A:
Shareholders of record as of the close of business on January 18, 2011, the record date for the special general meeting, are entitled to receive notice of and vote at the special general meeting, and at any adjournments or postponements thereof.

Q:	How many votes do I have?

A:
You will generally have one vote for each common and Class B share of Majestic Capital that you held at the close of business on January 18, 2011. However, under our bye-laws, shareholders who own directly or indirectly more than 9.9% of the outstanding common and Class B shares as of the record date may have their voting rights limited to less than one vote per share. As a result, other shareholders may be entitled to more than one vote per share. For a more detailed discussion of how many votes you will have, see “The Special General Meeting — Shares Entitled to Vote” beginning on page 11.

Q:	How are votes counted?

A:
You may vote “FOR” or “AGAINST,” or “ABSTAIN” from voting on, each of the amalgamation proposal and the adjournment proposal. Abstentions will be counted for the purpose of determining whether a quorum is present. If you sign and return your proxy and do not indicate how you want to vote, your proxy will be voted “FOR” the amalgamation proposal and “FOR” the adjournment proposal. If you hold your shares in “street name,” follow the instructions from your broker, bank or other nominee on how to vote your shares. Since the vote required to approve the proposals is the affirmative vote of a majority of our common and Class B shares represented and voting at the special general meeting together as one class, your abstention or failure to vote will not have the effect of a vote for or against the proposal, but will reduce the number of votes cast and therefore increase the relative influence of those shareholders voting.

Q:	How do I vote?

A:	You may vote by:

·	Internet using the Internet voting instructions printed on your proxy card;

·	telephone using the telephone number printed on your proxy card;

·	signing and dating each proxy card you receive and returning it in the enclosed postage prepaid envelope;

·	if you hold your shares in “street name,” following the procedures provided by your broker, bank or other nominee; or

·	attending the special general meeting and voting in person, as more fully described below.

If you return your signed proxy card, but do not mark the boxes showing how you wish to vote, your shares will be voted “FOR” the amalgamation proposal and “FOR” the adjournment proposal.

Q:	If my shares are held in “street name,” will my broker, bank or other nominee vote my shares for me?

A:
Yes, but only if you instruct your broker, bank or other nominee how to vote your shares. You should follow the procedures provided by your broker, bank or other nominee regarding the voting of your shares.

Q:	May I attend the special general meeting and vote in person?

A:
Yes. All shareholders at the close of business on the record date may attend the special general meeting and vote in person. If your shares are held in “street name,” you must obtain a legal proxy from your broker, bank or other nominee and bring your statement evidencing your beneficial ownership of shares in order to attend the special general meeting and vote in person.

Whether or not you plan to attend the special general meeting, please submit your proxy through the Internet or by telephone or complete, date, sign and return, as promptly as possible, the enclosed proxy card in the enclosed postage prepaid envelope.

Q:	How can I change or revoke my vote?

A:	If you submit your proxy by mail, through the Internet or by telephone, you may revoke your proxy at any time before the vote is taken at the special general meeting in any of the following ways:

·	submitting a later-dated proxy by mail before your earlier-dated proxy is voted at the special general meeting;

·	granting a proxy through the Internet or by telephone after the date of your original proxy and before the deadlines for voting specified on your proxy card;

·
giving written notice of the revocation of your proxy to our corporate secretary at Majestic Capital, PO Box HM 2062, Hamilton HM HX, Bermuda, that is actually received by our corporate secretary prior to the special general meeting; or

·	voting in person at the special general meeting.

Your attendance at the special general meeting does not automatically revoke your proxy. If you have instructed your broker, bank or other nominee to vote your shares, the above-described options for revoking your proxy do not apply. Instead, you must follow the directions provided by your broker, bank or other nominee to change your vote.

Q:	What do I do if I receive more than one proxy or set of voting instructions?

A:
You may receive more than one proxy or set of voting instructions relating to the special general meeting if your shares are held in more than one account. Each proxy should be completed, dated, signed and returned separately as described elsewhere in this proxy statement to ensure that all of your shares are voted. If your shares are held in “street name,” then you will need to follow the voting instructions provided by your respective brokers, banks or other nominees.

Q:	When will I receive the amalgamation consideration for my shares?

A:
After the amalgamation is completed, you will receive a letter of transmittal with detailed instructions that explain how to exchange each common and Class B share of Majestic Capital that you own for the amalgamation consideration of $4.50 in cash, without interest and less any applicable withholding taxes. After you properly complete and return the required documentation described in the written instructions, you will receive payment of the amalgamation consideration for your shares.

Q:	What happens if I sell my shares before the special general meeting or before completion of the amalgamation?

A:
The record date for shareholders entitled to vote at the special general meeting is earlier than the date of the special general meeting and the expected completion of the amalgamation. If you transfer your shares after the record date but before the special general meeting, or before the completion of the amalgamation, you will, unless special arrangements are made, retain your right to vote at the special general meeting but will transfer the right to receive the amalgamation consideration to the person to whom you transfer your shares. In addition, if you sell your shares before the special general meeting or before the completion of the amalgamation, you will not be eligible to exercise any dissenters’ rights in respect of the amalgamation. For a more detailed discussion of your dissenters’ rights and the requirements for perfecting them, see “Dissenters’ Rights” beginning on page 65.

Q:	Will a proxy solicitor be used?

A:
Yes. We have engaged Georgeson Inc. to assist in the solicitation of proxies for the special general meeting. We will pay Georgeson a base fee of $7,500. We have also agreed to reimburse Georgeson for reasonable administrative and out-of-pocket expenses incurred in connection with the proxy solicitation. We will indemnify Georgeson against certain liabilities, including liabilities under federal securities laws, so long as such liabilities do not result from the willful misconduct or gross negligence of Georgeson. In addition, our directors, officers and employees may also solicit proxies by personal interview, mail, e-mail, telephone or facsimile. These persons will not be paid additional remuneration for their efforts. We will also request brokers, banks and other nominees to forward proxy solicitation material to the beneficial owners of shares that the brokers, banks and other nominees hold of record. We will reimburse them for their reasonable out-of-pocket expenses.

Q:	Should I send in my share certificates now?

A:
No. Please do not send your share certificates in now. After the amalgamation is completed, you will receive a letter of transmittal with detailed instructions that explain how to exchange your shares of Majestic Capital for the amalgamation consideration to which you are entitled. If your shares are held in “street name” by your broker, bank or other nominee, then you will receive instructions from your broker, bank or other nominee as to how to surrender your “street name” shares in exchange for the amalgamation consideration.

Q:	Will I owe taxes as a result of the amalgamation?

A.
Yes, if you recognize taxable gain. The amalgamation will be a taxable transaction for U.S. federal income tax purposes to U.S. holders of common and Class B shares. As a result, any gain you recognize in the amalgamation will be subject to U.S. federal income tax and also may be taxed under applicable state, local and foreign income and other tax laws. A non-U.S. holder will generally not be subject to U.S. federal income tax on any gain in the amalgamation unless such non-U.S. holder has certain connections to the United States. See “The Amalgamation — Material U.S. Federal Income Tax Consequences of the Amalgamation” beginning on page 39 for a more detailed description of the U.S. federal income tax consequences of the amalgamation. We recommend that you consult your own tax advisor to determine the particular tax consequences to you.

Q:	Where can I find more information about Majestic Capital?

A:
Majestic Capital files periodic reports and other information with the U.S. Securities and Exchange Commission. You may read and copy this information at the SEC’s public reference facilities. Please call the SEC at 1-800-SEC-0330 for more information about these facilities. This information is also available on the Internet site maintained by the SEC at www.sec.gov. For a more detailed description of the information available, see “Where You Can Find More Information” on page 67.

Q:	Who can help answer my other questions?

A:
If you have questions about the amalgamation, including the procedures for voting your shares, or if you would like additional copies, without charge, of this proxy statement, you should contact Georgeson Inc. at 199 Water Street, 26th Floor, New York, New York 10038, Telephone: (866) 391-6921.

SUMMARY TERM SHEET

This summary term sheet summarizes selected information in this proxy statement. However, it may not contain all of the information that may be important to your consideration of the proposed amalgamation. We encourage you to read this entire proxy statement, including the amalgamation agreement attached to this proxy statement as Annex A, as well as the other annexes to this proxy statement, for a more complete understanding of the matters being considered at the special general meeting. Each of the items in this summary includes a page reference directing you to a more complete description of that item. Unless we otherwise indicate or unless the context requires otherwise, all references in this Summary Term Sheet to the numbers of common or Class B shares of Majestic Capital, historical prices of common shares and the per share amalgamation consideration have been adjusted for the 1-for-10 reverse share split effected by Majestic Capital on November 4, 2010 (see “The Special General Meeting ― Reverse Share Split” on page 10).

The Parties to the Amalgamation

Majestic Capital, Ltd. Majestic Capital, Ltd., a Bermuda company, which we refer to as “Majestic Capital,” is a holding company formed to provide workers’ compensation insurance products through its subsidiaries. Majestic Capital’s principal executive offices are located at the FB Perry Building, 40 Church Street, Hamilton, Bermuda and our telephone number is (441) 295-6689. See “Where You Can Find More Information” on page 67.

Bayside Equity Holdings LLC. Bayside Equity Holdings LLC, a Delaware limited liability company, which we refer to as “Bayside,” is a recently formed holding company, the sole member of which is Lancer Financial Group, Inc., which we refer to as “Lancer.” Lancer, an Illinois corporation, is a privately owned provider of specialty insurance commercial products and services for passenger transportation vehicles, small fleet and owner/operator long-haul truckers, rental vehicles, small to mid-sized commercial auto businesses, commercial explosives manufacturers, distributors, transporters, drilling and blasting contractors, merchant marine officers, sea pilots and tankermen. Lancer’s and Bayside’s principal executive offices are located at 370 West Park Avenue, Long Beach, NY 11561, and Lancer’s telephone number is (800) 782-8902.

Majestic Acquisition Corp. Majestic Acquisition Corp., a Delaware corporation, which we refer to as “Amalgamation Sub,” is a wholly owned subsidiary of Bayside and was formed solely for the purpose of effecting the amalgamation. Amalgamation Sub has not conducted any operations or engaged in any activities other than entering into the amalgamation agreement and the transactions contemplated thereby.

See “The Amalgamation ― Parties to the Amalgamation” on page 15.

The Amalgamation

On September 21, 2010, Majestic Capital entered into an Agreement and Plan of Merger and Amalgamation and an Amalgamation Agreement, which we refer to collectively as the “amalgamation agreement,” with Bayside and Amalgamation Sub. Pursuant to the amalgamation agreement, Amalgamation Sub and Majestic will merge and amalgamate under the laws of Bermuda and the State of Delaware and continue as Delaware corporation, which we refer to as the “amalgamated company.” Following the amalgamation, Bayside will directly own all of the outstanding capital shares of Majestic Capital and Majestic Capital will cease to be an independent, publicly traded company and will be a wholly owned subsidiary of Bayside. A copy of the amalgamation agreement is attached to this proxy statement as Annex A.  See “The Amalgamation” beginning on page 15.

Amalgamation Consideration

If the amalgamation is completed, you will be entitled to receive $4.50 in cash, without interest and less any applicable withholding taxes, for each common and Class B share of Majestic Capital, which we sometimes refer to as “common shares” and the “Class B shares,” respectively, that you own (unless you choose to be a dissenting shareholder by exercising and perfecting your dissenters’ rights under Bermuda law with respect to the amalgamation). See “The Amalgamation — Effect of the Amalgamation” on page 15 and “Dissenters’ Rights” beginning on page 65.

Treatment of Restricted Share Awards

Upon completion of the amalgamation, each then-outstanding restricted common share that was granted under our equity incentive plan will vest and be entitled to receive the $4.50 per share amalgamation consideration, without interest and less any applicable withholding taxes.

See “The Amalgamation — Effect of the Amalgamation” on page 15 and “The Amalgamation Agreement — Treatment of Restricted Share Awards” on page 45.

The Special General Meeting

Purpose. At the special general meeting, you will be asked to consider and vote on a proposal to adopt the amalgamation agreement and approve the amalgamation and a proposal to approve any adjournment or postponement of the special general meeting to a later date or time, if necessary or appropriate, to solicit additional proxies or to satisfy certain conditions to the completion of the amalgamation.

Record Date and Voting. You are entitled to vote at the special general meeting if you owned common or Class B shares of Majestic Capital at the close of business on January 18, 2011, the record date for the determination of shareholders entitled to vote at the special general meeting. Each outstanding common and Class B share at the close of business on the record date entitles the holder to one vote on each matter submitted to shareholders for approval at the special general meeting and any adjournment or postponement thereof; however, if you owned directly or indirectly more than 9.9% of the aggregate number of common and Class B shares outstanding as of the record date, your voting rights will be limited to less than one vote per share. As a result, other shareholders may be entitled to more than one vote per share. As of the record date, there were outstanding an aggregate of 1,707,568 common and Class B shares entitled to vote at the special general meeting. See “The Special General Meeting — Record Date,” “— Shares Entitled to Vote, and “— Quorum” beginning on page 10.

Shareholder Vote Required to Approve the Amalgamation Proposal. You are being asked to consider and vote on a proposal to adopt the amalgamation agreement and approve the amalgamation. To complete the amalgamation, shareholders holding a majority of the common and Class B shares represented and voting at the special general meeting together as one class must vote “FOR” the amalgamation proposal. If you abstain or do not vote your shares, there will be no effect on the amalgamation proposal. If you sign your proxy card without indicating your vote, your shares will be voted “FOR” the amalgamation proposal. If you hold shares in “street name” and do not instruct your broker, bank or other nominee how to vote your shares, your shares will not be voted but will have no effect on the amalgamation proposal. See “The Special General Meeting — Voting; Proxies and Revocation” beginning on page 12 and “The Special General Meeting — Vote Required for Approval” on page 12.

Shareholder Vote Required to Approve the Adjournment Proposal. Although it is not currently expected, the special general meeting may be adjourned or postponed for the purpose of soliciting additional proxies if we have not received sufficient votes at the time of such adjournment or postponement to constitute a quorum or to approve the amalgamation proposal or if at the time of such adjournment or postponement certain conditions to the completion of the amalgamation have not been satisfied. Approval of the adjournment proposal requires the affirmative vote of a majority of the common and Class B shares represented and voting at the special general meeting together as one class. If you abstain or do not vote your shares, there will be no effect on the adjournment proposal. If you sign your proxy card without indicating your vote, your shares will be voted “FOR” the adjournment proposal. If you hold shares in “street name” and do not instruct your broker, bank or other nominee how to vote your shares, your shares will not be voted but will have no effect on the adjournment proposal. See “The Special General Meeting — Vote Required for Approval” on page 12 and “The Special General Meeting — Adjournments and Postponements” on page 13.

Voting Information. Before voting your shares, we encourage you to read this proxy statement in its entirety, including its annexes, and carefully consider how the amalgamation will affect you. To ensure that your shares are voted at the special general meeting, please submit your vote through the Internet or by telephone or complete, sign, date and mail the enclosed proxy card in the enclosed envelope (which requires no postage if mailed in the United States) as soon as possible. If you hold shares in “street name,” you should follow the instructions provided by your broker, bank or other nominee regarding the voting of your shares.

Shares Held by Executive Officers and Directors. At the close of business on the record date, our directors and executive officers held and are entitled to vote at the special general meeting an aggregate of 245,977 common shares, representing 14.4% of the aggregate number of common and Class B shares outstanding on that date (excluding the effects of any possible reductions of voting power under our bye-laws). Each of our directors and executive officers has informed us that he intends to vote all of his shares “FOR” the amalgamation proposal and “FOR” the adjournment proposal. Daniel G. Hickey, Sr., who is one of our directors, has entered into a voting agreement with Bayside pursuant to which he agreed to vote all of his common shares “FOR” the amalgamation proposal. See “Mr. Hickey, Sr.’s Voting Agreement” beginning on page 61.

Recommendation of Majestic Capital’s Board of Directors

After careful consideration, the board of directors of Majestic Capital, which we refer to as “our board of directors” or “our board,” has unanimously approved and declared advisable the amalgamation agreement, the amalgamation and the other transactions contemplated by the amalgamation agreement and determined that the amalgamation is fair to, and in the best interests of, Majestic Capital and its shareholders.

Accordingly, our board of directors unanimously recommends that you vote “FOR” the amalgamation proposal.

See “The Amalgamation — Recommendation of Majestic Capital’s Board of Directors and Its Reasons for the Amalgamation” beginning on page 27.

Our board of directors also unanimously recommends that you vote “FOR” the adjournment proposal.

Opinion of Majestic Capital’s Financial Advisor

The special transaction committee of our board of directors, which we refer to as the “special transaction committee,” engaged LMC Capital LLC, which we refer to as “LMC Capital,” to assist the special transaction committee’s and our board of directors’ evaluation of the proposed amalgamation. On September 20, 2010, LMC Capital rendered to the special transaction committee an oral opinion, which opinion was subsequently confirmed in writing, that as of September 20, 2010, based on and subject to the factors and assumptions and limitations set forth in the opinion, and other matters that LMC Capital considered relevant, the consideration to be offered to the holders of the common and Class B shares of Majestic Capital in the amalgamation is fair, from a financial point of view, to such shareholders. The full text of LMC Capital’s written opinion is attached to this proxy statement as Annex B. We encourage you to read this opinion carefully in its entirety for a description of the procedures followed, assumptions made, matters considered and limitations on the review undertaken by LMC Capital. We paid LMC Capital a fee of $85,000 upon delivery of the opinion. LMC Capital’s opinion was provided to our special transaction committee and board of directors in connection with and for the purposes of their evaluation of the amalgamation and does not constitute a recommendation to shareholders as to how they should vote with respect to the amalgamation or any other matter. See “The Amalgamation — Opinion of Majestic Capital’s Financial Advisor” beginning on page 30.

Material U.S. Federal Income Tax Consequences

The amalgamation will be a taxable transaction to you for U.S. federal income tax purposes if you are a U.S. holder (as defined below). In general, if you are a U.S. holder who receives cash in the amalgamation in exchange for shares, you will recognize gain or loss for U.S. federal income tax purposes equal to the difference between the amount of cash you receive and your basis in the shares surrendered. If you hold the shares as capital assets, such gain or loss will be capital gain or loss and will be long term capital gain or loss if your holding period for such shares is more than one year as of the effective date of the amalgamation. If you are a non-U.S. holder (as defined below), you generally will not be subject to U.S. federal income tax on any gain realized in the amalgamation unless you have certain connections to the United States. The payment of cash in the amalgamation will be subject to information reporting and may be subject to backup withholding, currently at a 28% rate, if you fail to furnish a correct taxpayer identification number or otherwise fails to comply with applicable backup withholding rules and certification requirements. The tax consequences of the amalgamation to you are complex and will depend upon your particular circumstances. You should consult your own tax advisor for a full understanding of the tax consequences of the amalgamation to you under federal, state, local, foreign and other tax laws. See “The Amalgamation — Material U.S. Federal Income Tax Consequences of the Amalgamation” beginning on page 39.

Procedures for Receiving the Amalgamation Consideration

If the amalgamation is completed, each shareholder will receive materials from the paying agent, Computershare Investor Services. As soon as reasonably practicable after the completion of the amalgamation, the paying agent will provide to each holder of record of common and Class B shares a letter of transmittal containing detailed instructions that explain how to surrender share certificates. Each shareholder will receive cash for his, her or its shares from the paying agent after complying with these instructions. If your common or Class B shares are held in “street name” by your broker, bank or other nominee, you will receive instructions from your broker, bank or other nominee as to how to affect the surrender of the “street name” shares and receive the amalgamation consideration for those shares. Please do not return your share certificates with the enclosed proxy or send your share certificates without a properly completed letter of transmittal. See “The Amalgamation Agreement — Payment for Shares and Exchange Procedures” on page 45.

Dissenters’ Rights

Under Section 106(6) of the Bermuda Companies Act 1981, as amended, which we refer to as “Section 106,” our shareholders as of the record date have the right to seek appraisal of the fair value of their shares in lieu of the amalgamation consideration, but only if they vote against the amalgamation proposal and otherwise strictly comply with all of the procedures set forth in Section 106, including the requirement that they file an application for appraisal of the fair value with the Supreme Court of Bermuda within one month after the date the notice convening the special general meeting is first given whether or not the special general meeting has been held before the one month period expires. The appraisal amount could be more than or the same as the amount a shareholder would be entitled to receive for his shares under the terms of the amalgamation agreement. Your failure to comply strictly with all of the procedures specified under Section 106 will result in the loss of your dissenters’ rights. See “Dissenters’ Rights,” beginning on page 65 for a more detailed discussion of your dissenters’ rights and the text of Section 106 attached to this proxy statement as Annex D.

Termination of the Amalgamation Agreement

Under certain circumstances, the amalgamation agreement may be terminated and the amalgamation abandoned prior to the completion of the amalgamation, whether before or after obtaining shareholder approval of the amalgamation proposal. See “The Amalgamation Agreement — Termination of the Amalgamation Agreement” beginning on page 56. The amalgamation agreement generally may be terminated:

·	by mutual written consent of Bayside and Majestic Capital;

·	by either Bayside or Majestic Capital

—
if the amalgamation is not completed by March 31, 2011 or, if the amalgamation is not completed by that date because required regulatory approvals have not been obtained, by April 30, 2011, which we refer to as the “end date”;

—	if the shareholders of Majestic Capital do not approve the amalgamation proposal at the special general meeting or at any adjournment or postponement thereof;

—
if the other party has breached its representations, warranties or covenants in the amalgamation agreement and has failed to cure the breach within the time period set forth in the amalgamation agreement; or

—
if any law or order has been issued or adopted by a governmental entity in the United States or Bermuda that permanently enjoins or otherwise permanently prohibits the completion of the amalgamation, and the law is final and non-appealable;

·	by Bayside

—	if there has been any event, condition, change, effect or development that has had or will have a material adverse effect on us; or

—
if, prior to the time Majestic Capital’s shareholders approve the amalgamation proposal, (1) we intentionally and materially breach our obligations to hold the special general meeting and use commercially reasonable efforts to obtain shareholder approval of the amalgamation proposal, (2) we intentionally and materially breach our obligations under the amalgamation agreement not to solicit or, unless certain conditions are satisfied, respond to other acquisition proposals or our board of director’s changes its recommendation to vote for the amalgamation proposal, (3) our board of directors withdraws, modifies, qualifies or amends, in any manner adverse to Bayside, its recommendation to shareholders to vote for the amalgamation proposal set forth in this proxy statement (or publicly announces any intention to do so), or (4) our board of directors approves or recommends another acquisition proposal;

·
by Majestic Capital if, prior to the time its shareholders approve the amalgamation proposal, (1) it delivers to Bayside a notice of superior proposal, (2) such superior proposal continues to constitute a superior proposal after three business days, and (3) it pays Bayside a termination fee of $500,000.

Effect of Termination; Termination Fee and Expenses

In general, if the amalgamation agreement is terminated, neither Majestic Capital nor Bayside will have any liability to each other under the amalgamation agreement, except that, if Majestic Capital or Bayside terminates the amalgamation agreement under certain circumstances specified in the amalgamation agreement, Majestic Capital will be required to reimburse Bayside for up to $350,000 of the expenses Bayside incurred in connection with the amalgamation agreement and the transactions contemplated thereby and, in some cases, pay to Bayside a termination fee of $500,000 (less any such expenses already paid). See “The Amalgamation Agreement — Termination Fee; Expenses” beginning on page 57.

Conditions to the Amalgamation

The completion of the amalgamation is subject to the satisfaction or waiver of a number of conditions. See “The Amalgamation Agreement — Closing Conditions” beginning on page 54. Those conditions include the following:

·	the shareholders of Majestic Capital shall have approved the amalgamation proposal;

·
any regulatory filings, approvals or exemptions, including with the California Department of Insurance and Bermuda Monetary Authority, shall have occurred or been obtained, without the imposition of any restriction, term, condition or requirement that requires any commitment by Bayside or Lancer to contribute additional capital to us or which negatively impacts our ability to transact business in the ordinary course as presently conducted;

·
no order issued by a court or agency of a competent jurisdiction that prohibits the completion of the transactions contemplated by the amalgamation agreement shall be in effect, and no litigation seeking to restrain or prohibit such transactions shall be pending;

·
the representations and warranties of each of Bayside, Amalgamation Sub and Majestic Capital are true and correct when made and as of the closing under the amalgamation agreement, subject to material adverse effect qualifications;

·	each of Bayside, Amalgamation Sub and Majestic Capital shall have performed in all material respects each of the covenants required to be performed by it under the amalgamation agreement;

·	no event, condition, change, effect or development since the date of the amalgamation agreement has had or will have a material adverse effect on us;

·	no more than 10% of Majestic Capital’s common and Class B shares are dissenting shares;

·
there has not been any additional restriction, term, condition or requirement imposed on us by any insurance regulator since the date of the amalgamation agreement that does or would reasonably be expected to have a material adverse effect on us;

·	the indenture governing our trust preferred securities shall have been amended in certain respects (see “The Amalgamation Agreement — Amendment of Indenture” beginning on page 59);

·
our lease of office space in Poughkeepsie, New York shall either be terminated or amended on terms that are acceptable to Bayside (see “The Amalgamation — Background of the Amalgamation” beginning on page 16);

·
the employment agreements for our executive officers shall have been terminated (see “The Amalgamation — Interests of Majestic Capital’s Directors and Executive Officers in the Amalgamation — Continued Employment of Executive Officers” on page 38);

·	our employee incentive plans and, at Bayside’s option, our 401(k) plan shall have been terminated; and

·
we shall not have settled the investigation by New York State Office of the Attorney General, which we refer to as the “NY Attorney General,” the lawsuit commenced by the New York State Workers’ Compensation Board, which we refer to as the “NY Workers’ Compensation Board,” or any of the lawsuits commenced against us relating to our administration of workers’ compensation self-insured groups in New York on terms and conditions, taken as a whole, not acceptable to Bayside in its sole discretion, except for a settlement of all of the specified actions on terms and conditions that (x) reduce our shareholders’ equity by an aggregate amount no greater than $6.0 million and (y) provide for a full release of us (see “The Amalgamation — Other Information — Proposed Settlement with the State of New York” beginning on page 42).

Obligation Not to Solicit Acquisition Proposals and Recommendation of Our Board

From and after September 21, 2010, subject to certain exceptions, we may not:

·	solicit, initiate or knowingly encourage or facilitate another acquisition proposal;

·	engage in any discussions or negotiations regarding, or provide any person with non-public information in connection with, another acquisition proposal; or

·	enter into any agreement, understanding or arrangement with respect to another acquisition proposal.

Notwithstanding these restrictions, our board of directors may respond to a bona fide unsolicited acquisition proposal and terminate the amalgamation agreement in order to enter into an acquisition agreement with respect to a superior proposal so long as we comply with certain terms of the amalgamation agreement. See “The Amalgamation Agreement — Acquisition Proposals” beginning on page 51.

Financing of the Amalgamation

There is no financing condition to the amalgamation. Bayside has recently been formed and does not itself have material capital; however, Lancer has entered into a loan commitment with Bayside and Bayside is expected to pay the amalgamation consideration from borrowings under this commitment. Lancer has available sufficient cash on hand to fund these loans. See “The Amalgamation — Financing” on page 37.

Interests of Majestic Capital’s Directors and Executive Officers

In considering the recommendation of our board of directors with respect to the amalgamation, you should be aware that some of our directors and executive officers may have interests in the amalgamation that are different from, or in addition to, the interests of shareholders generally. See “The Amalgamation — Interests of Majestic Capital’s Directors and Executive Officers in the Amalgamation” beginning on page 37. These interests include:

·	the restricted share awards held by executive officers and directors will vest automatically upon completion of the amalgamation;

·	our executive officers will have roles with us following the amalgamation; and

·
our executive officers and directors will benefit from the indemnification and insurance provisions contained in the amalgamation agreement with respect to their acts or omissions as executive officers and directors.

Regulatory Approvals

We believe that the proposed amalgamation is not subject to the reporting and waiting period provisions of the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, which we refer to as the “HSR Act.” Thus, no filings have been made or are presently contemplated with the United States Department of Justice, which we refer to as the “DOJ,” and the United States Federal Trade Commission, which we refer to as the “FTC.” Nevertheless, the DOJ or the FTC as well as, in certain circumstances, foreign governmental entities, state attorneys general or private persons, may challenge the amalgamation at any time before or after its completion.

State insurance laws generally require that, prior to the acquisition of control of an insurance company, the acquiring party obtain approval from the insurance commissioner of the insurance company’s state of domicile and any state in which the insurance company is commercially domiciled. Bayside has filed applications with the California Department of Insurance, which is the state of domicile of our U.S. insurance company subsidiary. As of the date of this proxy statement, Bayside has not obtained the approvals under the applicable state insurance laws that are required to complete the amalgamation.

In addition, the Bermuda Insurance Act 1978, as amended, requires that, prior to an acquisition of a Bermuda domiciled insurance company, the acquiring party must obtain approval from the Bermuda Monetary Authority. In December 2010, Bayside received the requisite approval from the Bermuda Monetary Authority to acquire Twin Bridges, our Bermuda-domiciled insurance subsidiary.

See “The Amalgamation — Regulatory Approvals” on page 38.

Market Price of Majestic Capital’s Common Shares

The common shares are listed on the NASDAQ Capital Market under the symbol “MAJC.” The closing prices of the common shares on the NASDAQ Capital Market on September 20, 2010, the last trading day prior to announcement of the proposed amalgamation, and on January 18, 2011, the last practicable trading day before the date of this proxy statement, were $2.20 and $4.23, respectively.

Delisting and Deregistration of the Common Shares

If the amalgamation is completed, the common shares will be delisted from the Nasdaq Capital Market and deregistered under the Securities Exchange Act of 1934, as amended, which we refer to as the “Exchange Act.” Thereafter, the provisions of the Exchange Act will no longer apply to us, including the requirements to file periodic reports with the SEC and to furnish a proxy or information statement to shareholders in connection with meetings of shareholders.

Possible Effects if the Amalgamation is Not Completed

Completion of the amalgamation is subject to various conditions that are described in detail under “The Amalgamation Agreement — Closing Conditions” beginning on page 54. We will not be able to complete the amalgamation unless each of these conditions is satisfied or waived by Bayside. A failure to complete the amalgamation could result in a downgrade of our A.M. Best B++ rating, a conservation proceeding by the California Department of Insurance and our inability to continue as a going concern. As a result, we may be forced to seek relief from our creditors through a filing under the U.S. Bankruptcy Code or Bermuda Companies Act 1981. See “The Amalgamation — Recommendation of Majestic Capital’s Board of Directors and Its Reasons for the Amalgamation” beginning on page 27.

Recent Developments

Proposed Settlement with the State of New York. On September 30, 2010, we and the New York State Office of the Attorney General and the New York State Workers’ Compensation Board, which we collectively refer to as the “State of New York,” entered into a memorandum of understanding outlining a proposed settlement of the claims by the State of New York and certain lawsuits that are described in Note 12 of the Notes to our Consolidated Financial Statements included in our Quarterly Report on Form 10-Q for the quarter ended September 30, 2010. The terms of the proposed settlement, and the conditions to which the settlement is subject, are described below under “The Amalgamation — Other Information — Proposed Settlement with the State of New York” beginning on page 42.

Reverse Share Split. On November 2, 2010, our board of directors approved a 1-for-10 reverse share split that became effective at the close of business on November 4, 2010. At the effective time of the reverse share split, every 10 pre-split common and Class B shares were automatically consolidated into 1 post-split common or Class B share. Pursuant to the amalgamation agreement, the amalgamation consideration was equitably adjusted from $0.45 per share to $4.50 per share as a result of the 1-for-10 reverse share split. See “The Special General Meeting — Reverse Share Split” on page 10.

Amendment of Indenture. A condition to completion of the amalgamation requires the indenture governing our trust preferred securities to be amended in certain respects. On November 4, 2010, we commenced a solicitation of consents from the holders of our trust preferred securities seeking consents to the required amendments to the indenture. As of the date of this proxy statement, we have not received the requisite amount of consents. See “The Amalgamation Agreement — Amendment of Indenture” beginning on page 59. There can be no assurance that we will receive the requisite amount of consents and that the condition to completion of the amalgamation will be satisfied. In such event, the amalgamation will not be completed unless Bayside waives this condition.

Amendment of Our Lease for Office Space in Poughkeepsie, New York. Another condition to completion of the amalgamation requires that our lease of office space in Poughkeepsie, New York either be terminated or amended on terms that are acceptable to Bayside in its sole discretion. We have had discussions with the landlord prior to the date of this proxy statement regarding the termination of or an amendment to the lease. To date, these discussions have not resulted in an agreement acceptable to Bayside. We are continuing to negotiate with the landlord in order to reach an agreement with respect to the lease that will be acceptable to Bayside. However, there can be no assurance that we will reach such an agreement and that the condition to completion of the amalgamation will be satisfied. In such event, the amalgamation will not be completed unless Bayside waives this condition.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This proxy statement contains forward-looking statements that are based on our current expectations, assumptions, beliefs, estimates and projections about our company and our industry. The forward-looking statements are subject to various risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. Generally, these forward-looking statements can be identified by the use of forward-looking terminology such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “project,” “should” and similar expressions. Factors that may affect those forward-looking statements include, among other things:

·	the risk that the amalgamation may not be consummated in a timely manner, or at all;

·
the risk that the amalgamation agreement may be terminated in circumstances that require us to pay Bayside a termination fee of $500,000 or reimburse Bayside for up to $350,000 of certain expenses incurred by Bayside in connection with the amalgamation;

·	risks regarding a loss of or a substantial decrease in our premium volume;

·	risks regarding any lowering or loss of financial ratings of any of our insurance company subsidiaries;

·	risks related to diverting management’s attention from our ongoing business operations;

·	risks regarding employee retention;

·
legal and regulatory proceedings, including but not limited to litigation arising out of the proposed amalgamation or other matters that affect the timing or ability to complete the amalgamation as contemplated; and

·
other risks detailed in our current filings with the SEC, including our Annual Report on Form 10-K for the year ended December 31, 2009 and our Quarterly Reports on Form 10-Q for the quarters ended March 31, June 30 and September 30, 2010, which discuss these and other important risk factors concerning our business, operations and financial condition.

We caution you that reliance on any forward-looking statement involves risks and uncertainties, and that although we believe that the assumptions on which our forward-looking statements are based are reasonable, any of those assumptions could prove to be inaccurate, and, as a result, the forward-looking statements based on those assumptions could be incorrect and could be materially incorrect. In light of these and other uncertainties, you should not conclude that we will achieve any plans and objectives referred to in any of the forward-looking statements. We do not undertake to release the results of any revisions of these forward-looking statements to reflect future events or circumstances, except as required by law.

THE SPECIAL GENERAL MEETING

We are furnishing this proxy statement to you as part of the solicitation of proxies by our board of directors for use at the special general meeting, or any adjournment or postponement thereof.

Date, Time and Place of the Special General Meeting

The special general meeting will be held on Thursday, March 3, 2011, at 11:00 a.m. (local time), at The Fairmont Hamilton Princess Hotel, located at 76 Pitts Bay Road, Pembroke, Bermuda.

Purpose of the Special General Meeting

At the special general meeting, you will be asked to consider and vote on:

1.	a proposal to adopt the amalgamation agreement and approve the amalgamation; and

2.
a proposal to approve the adjournment or postponement of the special general meeting to a later date or time, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of such adjournment or postponement to constitute a quorum or approve the amalgamation proposal or if certain conditions to the completion of the amalgamation have not yet been satisfied.

If shareholders do not approve the amalgamation proposal, the amalgamation will not occur. A copy of the amalgamation agreement is attached to this proxy statement as Annex A.

Reverse Share Split

On November 2, 2010, our board of directors approved a 1-for-10 reverse share split that became effective at the close of business on November 4, 2010. At our Annual General Meeting of Shareholders held on May 5, 2010, shareholders voted to approve a proposal authorizing our board of directors, at its discretion, to implement a reverse split at a ratio between 1-for-5 and 1-for-10 of our common and Class B shares without further action by shareholders, and as authorized, our board of directors effected a reverse split at the ratio of 1-for-10.

The primary objective in effecting the reverse split was to enable Majestic Capital to maintain the listing of its common shares on the NASDAQ Capital Market. On November 19, 2010, we received a letter from the Nasdaq staff advising us that from November 5, 2010 to November 18, 2010, the closing bid price of Majestic Capital’s common shares had been at $1.00 per share or greater. Accordingly, Majestic Capital has regained compliance with the listing requirements of the NASDAQ Capital Market. Failure to maintain such a listing could significantly impact the transferability and issuance of the common shares under Bermuda law. In addition, the amalgamation agreement requires Majestic Capital to use its reasonable efforts to maintain its listing on the NASDAQ Capital Market during the term of the amalgamation agreement. See “The Amalgamation Agreement ― NASDAQ Listing” on page 53.

At the effective time of the reverse share split, every 10 pre-split common and Class B shares were automatically consolidated into 1 post-split common or Class B share. The reverse share split did not affect any shareholder’s ownership percentage of common or Class B shares, except to the limited extent that the reverse split resulted in any shareholder owning a fractional share. No fractional shares, or cash in lieu of fractional shares, were issued in connection with the reverse share split; rather, fractional shares were rounded up to the nearest whole share.

Pursuant to the amalgamation agreement, the amalgamation consideration was equitably adjusted from $0.45 per share to $4.50 per share as a result of the 1-for-10 reverse share split.

Record Date

Shareholders of record of the common and Class B shares as of the close of business on January 18, 2011 are entitled to notice of and to vote at the special general meeting. On the record date, there were an aggregate of 1,707,568 common and Class B shares outstanding, held by approximately 9 record holders.

Shares Entitled to Vote

Each common and Class B share held by a shareholder as of the record date entitles its holder to one vote on each matter that is voted upon by poll at our special general meeting or any adjournment or postponement thereof, subject to certain provisions of our bye-laws that reduce the total voting power of any U.S. shareholder owning, directly or indirectly, beneficially or otherwise, as described in our bye-laws, “controlled shares” that represent more than 9.9% of the voting power of our common and Class B shares entitled to vote. In addition, our board of directors may limit a shareholder’s voting rights if it deems it necessary to do so to avoid adverse tax, legal or regulatory consequences.

Under Section 63 of our bye-laws, if the “controlled shares” of any person would otherwise represent more than 9.9% of the voting power of our common and Class B shares as one class as of the record date, then the votes conferred by the shares of such person’s “controlled shares” shall be reduced by whatever amount is necessary so that after any such reduction the votes conferred by the “controlled shares” of such person shall not exceed such 9.9% limitation. “Controlled shares” in reference to any person means all common and Class B shares that a person is deemed to own directly, indirectly (within the meaning of Section 958(a) of the Internal Revenue Code of 1986, as amended, which we refer to as the “Code”)), or, in the case of a U.S. person (as defined in our bye-laws), constructively (within the meaning of Section 958(b) of the Code). The reduction in votes is generally to be applied proportionately among all common and Class B shares and shareholders who are members of the shareholder’s “control group.” “Control group” means, with respect to any person, all common and Class B shares that confer the right to vote directly owned by such person and all common and Class B shares that confer the right to vote directly owned by each other shareholder any of whose shares that confer the right to vote are included in the controlled shares of such person.

In addition, if the common and Class B shares held directly by any “related group” would otherwise exceed the 9.9% limitation, then the votes conferred by the shares held directly by members of such “related group” shall be reduced by whatever amount is necessary so that after any such reduction the votes conferred by such shares held directly by such related group shall not exceed the 9.9% limitation. The reduction in votes is generally to be applied proportionately among all directly held shares of such related group. “Related group” means a group of shareholders that are investment vehicles and are under common control or management.

The amount of any reduction of votes that occurs by operation of the above limitations will generally be allocated proportionately among all other shareholders. Consequently, under these provisions certain shareholders may have their voting rights limited to less than one vote per share, while other shareholders may have voting rights in excess of one vote per share.

In addition, our board of directors may adjust a shareholder’s voting rights to the extent that it reasonably determines in good faith that an adjustment is necessary in order to avoid adverse tax consequences or materially adverse legal or regulatory treatment to Majestic Capital, any of its subsidiaries or any of its shareholders or their affiliates. This adjustment may result in a shareholder having voting rights in excess of one vote per share. Therefore, your voting rights might increase above 5% of the aggregate voting power of the outstanding common shares, thereby possibly resulting in your becoming a reporting person subject to Schedule 13D or 13G filing requirements under the Exchange Act.

Because the applicability of the voting power reduction provisions to any particular shareholder depends on facts and circumstances that may be known only to the shareholder or related persons, we request that any holder of common and Class B shares with reason to believe that it is a shareholder with voting power greater than 9.9% contact us promptly so that we may determine whether the voting power of such holder’s common and Class B shares should be reduced. By submitting a proxy, a holder of our common and Class B shares will be deemed to have confirmed that, to its knowledge, it is not, and is not acting on behalf of, a shareholder with voting power greater than 9.9%.

Our board of directors may require any holder of common and Class B shares to provide information as to that shareholder’s beneficial ownership of common and Class B shares, the names of persons having beneficial ownership of the shareholder’s common and Class B shares, relationships with other shareholders or any other facts the directors may consider relevant to the determination of the number of common and Class B shares attributable to any person. Our board of directors may disregard the votes attached to common and Class B shares of any holder who fails to respond to such a request or who, in the judgment of our board of directors, submits incomplete or inaccurate information. Our directors retain certain discretion to make such final adjustments that they consider fair and reasonable in all the circumstances as to the aggregate number of votes attaching to the common and Class B shares of any shareholder to ensure that no U.S. person shall have voting power greater than 9.9% at any time.

If your voting interests have been adjusted such that your vote is greater than or less than one vote per share, pursuant to the terms of our bye-laws as described above, then the attached proxy card indicates the voting interest attributed to you by our board of directors.

Quorum

A quorum will be present at the special general meeting if a majority of the aggregate outstanding common and Class B shares entitled to vote are represented in person or by proxy at the special general meeting. In the event that a quorum is not present at the special general meeting, it is expected that the meeting will be adjourned or postponed to solicit additional proxies.

Recommendation of Our Board of Directors

Our board of directors has unanimously approved and declared advisable the amalgamation agreement, the amalgamation and the other transactions contemplated by the amalgamation agreement and determined that the amalgamation is fair to, and in the best interests of, Majestic Capital and its shareholders.

Our board of directors unanimously recommends that shareholders vote “FOR” the amalgamation proposal and “FOR” the adjournment proposal. See “The Amalgamation — Recommendation of Majestic Capital’s Board of Directors and Its Reasons for the Amalgamation” beginning on page 27 and “The Special General Meeting ― Adjournments and Postponements” beginning on page 13.

Vote Required for Approval

The affirmative vote of the holders of a majority of the outstanding common and Class B shares represented and voting at the special general meeting together as one class is required to approve the amalgamation proposal and adjournment proposal.

If you abstain or do not vote your shares, there will not be an effect on either proposal being voted on. If you sign your proxy card without indicating your vote, your shares will be voted “FOR” the amalgamation proposal and “FOR” the adjournment proposal.

If your shares are held in “street name,” you will receive instructions from your broker, bank or other nominee that you must follow to have your shares voted. If you do not instruct your broker, bank or other nominee how to vote your shares, your shares will not be voted, but will not affect the voting on the proposals.

Shares Held by Executive Officers and Directors

At the close of business on the record date, our directors and executive officers held and are entitled to vote at the special general meeting an aggregate of 245,977 common shares, representing approximately 14.4% of the aggregate number of common and Class B shares outstanding on that date. This amount reflects the total shares beneficially owned and entitled to be voted by our directors and executive officers as a group and does not take into account any possible reductions of voting power under our bye-laws. Assuming Mr. Hickey, Sr.’s total voting power is reduced to 9.9%, the total combined voting power at the special general meeting of our directors and executive officers as a group would be 13.9%. Each of our directors and executive officers has informed us that he intends to vote all of his shares “FOR” the amalgamation proposal and “FOR” the adjournment proposal. Mr. Hickey, Sr. has entered into a voting agreement with Bayside pursuant to which he agreed to vote all of his shares “FOR” the amalgamation proposal. See “Mr. Hickey, Sr.’s Voting Agreement” beginning on page 61.

Voting; Proxies and Revocation

You may vote in person or by proxy at the special general meeting. If you plan to attend the special general meeting and wish to vote in person, you will be given a ballot at the special general meeting. Please note, however, that, if your shares are held in “street name,” which means your shares are held of record by a broker, bank or other nominee, and you wish to vote at the special general meeting, you must bring to the special general meeting a legal proxy from the record holder of the shares (your broker, bank or nominee) authorizing you to vote at the special general meeting. Please also bring to the special general meeting your statement evidencing your beneficial ownership of common shares and Class B shares, if any.

If you do not wish to attend the special general meeting in person, you may submit your proxy through the Internet, by telephone or by completing, dating, signing and returning the enclosed proxy card in the enclosed envelope (which requires no postage if mailed in the United States) by mail. If you submit a proxy through the Internet, by telephone or by returning a signed proxy card by mail, your shares will be voted at the special general meeting as you indicate on your proxy card or by such other method. If you sign your proxy card without indicating your vote, your shares will be voted “FOR” the amalgamation proposal and “FOR” the adjournment proposal.

Proxies received at any time before the special general meeting and not revoked or superseded before being voted will be voted at the special general meeting. If you submit your proxy through the Internet, by telephone or by mail, you may revoke your proxy at any time before the vote is taken at the special general meeting in any of the following ways:

·	granting a proxy through the Internet or by telephone after the date of your original proxy and before the deadlines for voting specified on your proxy card;

·	submitting a later-dated proxy that is received by mail before your earlier-dated proxy is voted at the special general meeting;

·
giving written notice of the revocation of your proxy to our corporate secretary at Majestic Capital, Ltd., FB Perry Building, 40 Church Street, P.O. Box HM2062, Hamilton, HMHX, Bermuda that is actually received by our corporate secretary prior to the special general meeting; or

·	voting in person at the special general meeting.

Your attendance at the special general meeting does not automatically revoke your proxy. If you have instructed your broker, bank or other nominee how to vote your shares, the above-described options for revoking your proxy do not apply. Instead, you must follow the directions provided by your broker, bank or other nominee to change your vote.

Adjournments and Postponements

Our Board may adjourn or postpone the special general meeting after it has been convened. Pursuant to the amalgamation agreement, our board of directors may adjourn or postpone the special general meeting:

·	in order to obtain a required quorum or as otherwise required under applicable law,

·	to obtain a sufficient number of additional proxies to approve the amalgamation proposal, or

·	if the closing conditions set forth below have not yet been satisfied:

—	the amendments to the indenture governing our trust preferred securities, or

—	the termination or modification of our lease for office space in Poughkeepsie, New York on terms satisfactory to Bayside.

If the special general meeting is adjourned or postponed to different place, date or time, we will give you notice of the new place, date or time in accordance with the notice requirements of our bye-laws. Any adjournment or postponement of the special general meeting will allow shareholders who have already sent in their proxies to revoke them at any time prior to their use.

Rights of Shareholders Who Object to the Amalgamation

Shareholders may be entitled to seek dissenters’ rights under Bermuda law in connection with the amalgamation, provided that all requirements of Section 106 are met. This means that you may be entitled to have the fair value of your shares determined by the Supreme Court of Bermuda and to receive payment based on that valuation. The ultimate amount you receive as a dissenting shareholder in an appraisal proceeding may be more than or the same as the amount you would be entitled to receive under the terms of the amalgamation agreement.

To exercise your dissenters’ rights, you must strictly comply with all of the procedures required under Bermuda law, including, among other things, voting against the amalgamation proposal. Your failure to follow exactly the procedures specified under Bermuda law will result in the loss of your dissenters’ rights. See “Dissenters’ Rights” beginning on page 65 and the text of Section 106 attached to this proxy statement as Annex D. Neither the amalgamation agreement nor this proxy statement confers upon any shareholder any dissenters’ rights greater than those provided in Section 106 or otherwise expands the rights provided by Section 106.

Solicitation of Proxies

This proxy solicitation is being made and paid for by Majestic Capital.  We have retained Georgeson Inc. to assist in the solicitation, and we will pay Georgeson a base fee of $7,500 plus out-of-pocket expenses for its assistance. We will also indemnify Georgeson against certain liabilities, including liabilities under federal securities laws, so long as such liabilities do not result from the willful misconduct or gross negligence of Georgeson.

Our directors, officers and employees may also solicit proxies by personal interview, mail, e-mail, telephone or facsimile. These persons will not be paid additional or special remuneration for their efforts. We will also request brokers, banks and other nominees to forward proxy solicitation material to the beneficial owners of common shares that the brokers, banks and other nominees hold of record. We will reimburse them for their reasonable out-of-pocket expenses.

Householding of Special General Meeting Materials

If you and others who share your mailing address own common or Class B shares or shares of other companies through bank or brokerage accounts, you may have received a notice that your household will receive only one proxy statement from each company whose shares are held in such accounts. This practice, known as “householding,” is designed to reduce the volume of duplicate information and printing and postage costs. You may discontinue householding by contacting your bank or broker.

You may also request delivery of an individual copy of this proxy statement by contacting us at (441) 295-6689, or by writing to our corporate secretary at Majestic Capital, Ltd., FB Perry Building, 40 Church Street, PO Box HM 2062, Hamilton, HMHX, Bermuda.

You may be able to initiate householding if your bank or broker offers this service, by following the instructions provided by your bank or broker.

Questions and Additional Information

If you have questions about the amalgamation or how to submit your proxy, or if you need additional copies of this proxy statement or the enclosed proxy card or voting instructions, please mail your request to Majestic Capital, Ltd., FB Perry Building, 40 Church Street, P.O. Box HM2062, Hamilton, HMHX, Bermuda, Attn: Investor Relations, or call our proxy solicitor, Georgeson, toll free at (866) 391-6921 (brokers, banks and other nominees call (212) 440-9800).

THE AMALGAMATION

The following is a description of the material aspects of the background and events leading up to the proposed amalgamation. This description may not contain all of the information that is important to you. You are encouraged to carefully read this entire proxy statement, including the amalgamation agreement attached to this proxy statement as Annex A, for a more complete understanding of the amalgamation. Unless we otherwise indicate or unless the context requires otherwise, none of the references in this section to numbers of common or Class B shares, price of common shares or the per share amalgamation consideration has been adjusted for the 1-for-10 reverse share split (see “The Special General Meeting ― Reverse Share Split” on page 10).

Parties to the Amalgamation

Majestic Capital, Ltd.  We are a specialty provider of workers’ compensation insurance products and services. Through our subsidiaries, we seek to provide quality products and services that fit the needs of our insureds and clients and are dedicated to developing and maintaining a mutually beneficial, long-term relationship with them. Our workers’ compensation insurance coverage is offered to employers in California, New York, New Jersey, Arizona, Nevada and other states. Our common shares are publicly traded on the NASDAQ Capital Market under the symbol “MAJC.” Our corporate headquarters are located at the FB Perry Building, 40 Church Street, Hamilton, Bermuda and our telephone number is (441) 295-6689.

For more information about us, see “Where You Can Find More Information” on page 67. For additional information, please visit our website at www.majesticcapital.com. The information provided on our website is not incorporated by reference into, and does not form any part of, this proxy statement.

Bayside Equity Holdings LLC. Bayside, a Delaware limited liability company, was recently formed as a holding company for the purpose of effecting the amalgamation. Bayside has not conducted any operations or engaged in any activities other than entering into the amalgamation agreement and the transactions contemplated thereby. Bayside’s sole member is Lancer. Lancer is a premier specialty provider of commercial insurance products in the United States. Through its subsidiaries, Lancer offers a broad range of specialty commercial insurance products and services for: passenger transportation vehicles; small fleet and owner/operator long-haul truckers; rental vehicles; small to mid-sized commercial auto businesses; commercial explosives manufacturers, distributors, transporters and drilling and blasting contractors; and merchant marine officers, sea pilots and tankermen. Lancer markets its products through a national network of independent insurance producers. A privately-held corporation with offices in New York, North Carolina, Ohio, Texas and Washington, Lancer is rated “A-” (Excellent) for financial strength and stability by A.M. Best Company, Inc. Bayside’s and Lancer’s principal executive offices are located at 370 West Park Avenue, Long Beach, NY 11561; Lancer’s telephone number is (800) 782-8902.

Amalgamation Sub.  Amalgamation Sub, a Delaware corporation, is a wholly owned subsidiary of Bayside and was formed solely for the purpose of effecting the amalgamation. Amalgamation Sub has not conducted any operations or engaged in any activities other than entering into the amalgamation agreement and the transactions contemplated thereby. Amalgamation Sub’s principal executive offices are located at 370 West Park Avenue, Long Beach, NY 11561 and its telephone number is (800) 782-8902.

Effect of the Amalgamation

At the effective time, Amalgamation Sub and Majestic Capital will merge and amalgamate under the laws of Bermuda and the State of Delaware and the amalgamated company will continue as a Delaware corporation and a wholly owned subsidiary of Bayside. Each of the common and Class B shares issued and outstanding immediately before the effective time will automatically be cancelled, will cease to exist and will be converted into the right to receive the amalgamation consideration of $4.50 per share (as adjusted pursuant to the 1-for-10 reverse share split), without interest and less any applicable withholding taxes. In addition, each restricted common share that is outstanding, immediately prior to the effective time, will be cancelled and converted into the right to receive the amalgamation consideration of $4.50 per share (as adjusted pursuant to the 1-for-10 reverse share split), without interest and less any applicable withholding taxes. Following the amalgamation, Bayside will directly own all of the outstanding capital shares of Majestic Capital and Majestic Capital will cease to be an independent, publicly traded company and will be a wholly owned subsidiary of Bayside.

Background of the Amalgamation

Our board of directors and management have regularly reviewed and considered business alternatives that would enhance shareholder value, including various strategic alternatives. From time to time, we have evaluated our strategic options in light of the business trends and regulatory and rating agency conditions that impact us and the insurance industry.

From September 2007 through March 31, 2008, the eight self-insured groups in New York then managed by our wholly-owned subsidiary, Compensation Risk Managers, LLC, which we refer to as “CRM,” terminated active business operations, based on determinations of underfunding, significant reductions in the workers’ compensation rates in New York, competitive market pricing pressures, past and anticipated member attrition and certain regulatory restrictions.

In April 2008, A.M. Best Company Inc., which we refer to as “A.M. Best,” placed the financial strength rating of our insurance subsidiaries under review with negative implications based on concerns arising out of our announcement that the NY Workers’ Compensation Board had determined to pursue an administrative action to revoke CRM’s third party administrator’s license and that we were under investigation by the NY Attorney General. A.M. Best was also concerned with the impact on our financial flexibility due to the decline in the market value of the common shares and limited capital that was then available to us to support our anticipated growth rates.  We took various actions in response to A.M. Best’s concerns, including a reallocation of capital among our subsidiaries and the execution of a 40% quota share agreement with a third-party reinsurer. Based on these actions, A.M. Best reaffirmed our A- rating in July 2008.

Recognizing the challenges facing us, including rating agency pressures, the decline in our fee-based income, general uncertainty with respect to the legal issues arising out of CRM’s former administration of the self-insured groups, challenges inherent in being a smaller publicly-traded workers’ compensation insurance company and adverse economic conditions, in August 2008, our board of directors decided to consider various strategic alternatives. In order to avoid potential conflicts relating to a transaction that could involve current members of management and our board of directors, our board of directors appointed a special committee comprised entirely of independent directors, which we refer to as the “special transaction committee” or the “committee”, to evaluate our strategic alternatives. The special transaction committee consists of Keith Hynes (as chairman), Charles Johnston and Louis Rosner. From the appointment of the special transaction committee until the signing of the amalgamation agreement, the special transaction committee met a total of 26 times to evaluate various proposals and the terms of the amalgamation.

In September 2008, Party 1 contacted us to discuss a potential transaction. On September 19, 2008, the special transaction committee met to discuss our then-current business strategy and the interest of Party 1 concerning a possible transaction. At the meeting, the committee agreed to retain Fox-Pitt Kelton Cochran Caronia Waller (which was acquired by Macquarie Capital (USA) Inc. on December 1, 2009), which we refer to as “Macquarie,” as its financial advisor to identify and assist in evaluating strategic alternatives and assist in negotiations with Party 1. Subsequent to the meeting, we entered into a non-disclosure agreement with Party 1 and continued discussions. After some preliminary discussions, Party 1 indicated that, subject to the satisfactory completion of due diligence, it might be interested in purchasing us in a stock-for-stock transaction, but that as a condition to proceeding, it would require a 75-day exclusivity period.

On November 4, 2008, Macquarie made a presentation to the special transaction committee which included an overview of the then-current financial marketplace, economic conditions, consolidations in the workers’ compensation insurer market, our position in the industry and an overview of capital raising and strategic alternatives available to us. Following Macquarie’s presentation, the special transaction committee discussed the various strategic alternatives and the proposal from Party 1 and agreed to continue the due diligence process with Party 1 and consider entering into a letter of intent with Party 1.

On November 14, 2008, the special transaction committee met with representatives of Party 1 at its offices to discuss a proposed transaction and Party 1’s request for an exclusivity period. Following the meeting, the special transaction committee approved a 75-day exclusivity period with Party 1 in order for Party 1 to conduct further due diligence.

On December 16, 2008, the special transaction committee met again with representatives of Party 1 at its New York offices to discuss issues that had arisen during Party 1’s due diligence process.

On December 18, 2008, Party 1 submitted a revised proposal that was materially different from its previous proposal. The special transaction committee considered Party 1’s revised proposal at a meeting held on December 19, 2008. At the meeting, the committee determined that the value and structure of the revised proposal were unacceptable and was not prepared to continue negotiations with Party 1. Subsequent to the meeting, Macquarie informed Party 1 of the committee’s determination, and the parties agreed to terminate discussions and the exclusivity period effective immediately.

At its regularly scheduled meeting on March 4, 2009, our board of directors discussed our business plan, which included various economic challenges such as the significant decline in fee-based income, rapid growth rates in our primary insurance segment, rating issues with A.M. Best and our reliance on quota share reinsurance to maintain our A- rating from A.M. Best.

On May 6, 2009, the special transaction committee advised our board of directors that Macquarie had been contacted by various parties concerning interest in potential transactions with us and that discussions were ongoing.

In July 2009, we executed a new quota share reinsurance agreement with third-party reinsurers. Similar to the previous agreement, this agreement was necessary to maintain our A.M. Best A- rating. The new quota share reinsurance agreement did not include economic terms that were favorable to us based, in part, on the reinsurers’ view of the general marketplace for workers’ compensation insurance and our then-reported results of operations. The cost of this quota share agreement adversely impacted our financial condition and, when combined with the elimination of our fee-based income and the severe economic downturn that began in September 2008, resulted in a significant decline in our earnings and available capital.

At a regularly scheduled meeting of the board of directors on August 5, 2009, management updated our board on our business operations and rating issues. Management advised our board that our operational and financial position required us to raise capital and noted that this might be accomplished through an investment by a private investor, issuance of preferred shares or a possible restructuring of our trust preferred securities. Following management’s presentation, the board of directors authorized management to reengage Macquarie with respect to raising capital.

On August 17, 2009, the special transaction committee met with representatives of Macquarie at its offices to discuss alternatives that might be available for us to raise capital. Following Macquarie’s presentation and a discussion, the special transaction committee agreed that further consideration should be given to a primary rights offering, secondary subscription rights offering to existing shareholders and a private or public equity offering. The special transaction committees requested that management and Macquarie model and assess our capital needs to maintain our A.M. Best rating of A-.

On September 2, 2009, the special transaction committee received an update from Macquarie. Macquarie informed the committee that based on some preliminary research, a rights offering would not likely successfully raise the amount of capital required to maintain our A.M. Best A- rating. As such, Macquarie recommended that we consider a public or private placement of equity securities.

Beginning in September 2009 and continuing through June 2010, with our approval, Macquarie spoke with 15 entities about purchasing our equity securities. A total of eight parties indicated that they were interested in exploring a potential transaction with us, and six of those parties executed confidentiality agreements and received confidential information.

On September 21, 2009, the special transaction committee and management renewed their discussions with Party 1 regarding a potential private placement of our equity securities. Party 1 executed a confidentiality agreement and, over the course of the following two months, management shared information with Party 1 and conducted multiple meetings with representatives of Party 1.

On October 15, 2009, management and Macquarie met with representatives of Party 2. Party 2 executed a confidentiality agreement and received confidential information. Infrequent conversations continued among management and Macquarie and Party 2 through October and November 2009, at which point Party 2 withdrew from the process.

On October 20, 2009, the special transaction committee, management and Macquarie met with representatives of Party 3. Party 3 executed a confidentiality agreement and received confidential information. Over the next two months, Macquarie and management had infrequent discussions with Party 3’s representatives.

On October 20, 2009, management spoke with representatives of Party 4. Party 4 executed a confidentiality agreement and received confidential information. Infrequent conversations continued among management and Macquarie and Party 4 through October and December 2009, at which point Party 4 withdrew from the process.

On October 21, 2009, Macquarie contacted Lancer regarding a potential transaction. Prior to this, there was no agreement, arrangement, understanding or relationship between us or any of our executive officers, directors, controlling persons or subsidiaries and Lancer or any of its executive officers, directors, controlling persons or subsidiaries. In late-October 2009, Lancer provided Macquarie with a verbal proposal to offer a new, economically favorable quota share reinsurance agreement to us and as part of that, we would issue warrants to purchase common shares to Lancer. Throughout November 2009, management and Macquarie had discussions with Lancer regarding its proposal.

On November 4, 2009, the special transaction committee held a meeting at which management updated the committee on the status of the discussions with the various parties, including the proposal from Lancer. The committee agreed to consider Lancer’s proposal in further detail.

On November 5, 2009, we reported net losses of $17.0 million and $27.8 million for the three and nine months ended September 30, 2009, respectively.

In mid-November 2009, Macquarie spoke with Party 5, which executed a confidentiality agreement and received confidential information. Infrequent conversations continued between Macquarie and Party 5 through November and December 2009, at which point Party 5 withdrew from the process.

On November 30, 2009, James Scardino, our chief executive officer, and Macquarie met with David Delaney, chief executive officer of Lancer, at Macquarie’s offices to discuss Lancer’s proposal and potential alternative transactions. Lancer withdrew its proposal in late-December 2009.

On December 2, 2009, Party 1 submitted a written proposal for a private placement of $35.0 million of newly issued convertible preferred securities. Party 1’s offer was conditioned on resolution of the pending lawsuits and investigations relating to CRM’s administration of workers’ compensation self-insured groups in New York.

On December 6, 2009, Party 3 submitted a written proposal for a private placement of $35.0 million of convertible preferred securities. Party 3’s proposal was also conditioned on resolution of the pending lawsuits and investigations relating to CRM’s administration of workers’ compensation self-insured groups in New York.

On December 9, 2009, we received a “Notice of Imminent Enforcement Action” from the NY Attorney General. In this notice, the NY Attorney General advised us that it intended to file civil claims against us, certain of our subsidiaries, and certain present and former directors and officers to seek redress of allegedly unlawful practices, unless an acceptable settlement could be reached. The NY Attorney General alleged that we and the other named parties had engaged in fraudulent practices in connection with CRM’s administration and marketing of workers’ compensation self-insured groups in New York and in connection with our initial public offering in December 2005.

On the following day, December 10, 2009, the NY Workers’ Compensation Board commenced a lawsuit against us and certain of our affiliates on its own behalf and in its capacity as successor in interest to the workers’ compensation self-insured groups previously managed by CRM. The lawsuit alleged that we and certain present and former directors and officers breached fiduciary duties owed to the groups, breached contracts between CRM and the groups, breached duties of good faith and fair dealing owed to the groups, engaged in fraudulent activities in administering the groups, engaged in deceptive business practices and advertising, and were unjustly enriched.

On December 18, 2009, A.M. Best downgraded our rating to B++ from A-. This rating action reflected A.M. Best’s concerns arising out of the potential impact on us of the regulatory and litigation issues we were facing, the material deterioration in our overall earnings and the increased dependence on our insurance company subsidiaries to support Majestic Capital’s operations. In addition to the downgrade, A.M. Best placed our rating under review with negative implications.

On January 5, 2010, management and Macquarie met with representatives of Party 6. Party 6 executed a confidentiality agreement and received confidential information. Party 6 subsequently advised Macquarie that it was deterred by the NY Attorney General investigation and was not interested in pursing a transaction with us.

In late January 2010, we were contacted by the California Department of Insurance. At a meeting between management and representatives of the California Department of Insurance on February 2, 2010, the representatives of the Department expressed concern over our deteriorating operating results and financial condition, the adverse effects of the downgrade to our A.M. Best rating and the pending lawsuits and investigations relating to CRM’s administration of workers’ compensation self-insured groups in New York. Subsequent to the meeting, on February 9, 2010, the California Department of Insurance, as part of its triennial examination of Majestic Insurance Company, appointed a “special examiner” to provide special examination services. As part of the appointment, we agreed to certain restrictions with respect to the operations of Majestic Insurance Company, including, among other things, prior approval by the Department of any transactions involving amounts greater than $10,000, subject to certain exceptions, and a restriction on the ability Majestic Insurance Company to pay dividends.

On March 4, 2010, we reported our financial results for the quarter and fiscal year ended December 31, 2009. For the three months ended December 31, 2009, we reported a net loss of $19.1 million, and for the fiscal year ended December 31, 2009, we reported a net loss of $46.9 million. Our shareholders’ equity had declined from $108.9 million as at December 31, 2008 to $60.7 million as at December 31, 2009.

On March 22, 2010, Party 7 contacted Macquarie regarding a potential transaction. Party 7 executed a confidentiality agreement and received confidential information.

On April 2, 2010, Mr. Scardino met with representatives of Party 8. Party 8 executed a confidentiality agreement and received confidential information. On April 14, 2010, Chester Walczyk, our chief operating officer, met with representatives of Party 8. On April 26, 2010, Louis Viglotti, our general counsel, had a teleconference with representatives of Party 8 and its legal advisors to discuss the pending lawsuits and investigations relating to CRM’s administration of the workers’ compensation self-insured groups in New York.

On April 12, 2010, Mr. Delaney contacted Macquarie and indicated that Lancer was interested in renewing discussions with us concerning a potential transaction. Thereafter, Lancer commenced a preliminary due diligence review of us, including our operations, loss reserves and actuarial projections.

On April 26, 2010, Macquarie met with representatives of Party 9. Mr. Scardino and Mr. Walczyk thereafter met with representatives of Party 9 at its office on May 11, 2010. Infrequent discussions continued between Macquarie, management and Party 9 over the next month.

On May 4, 2010, the special transaction committee held a meeting, which was attended by all members of our board of directors, to review and discuss our possible strategic alternatives. During this meeting, management updated the special transaction committee on our then-current business position and the projected material adverse effects arising from the downgrade of our A.M. Best rating to B++. Macquarie reviewed with the special transaction committee and management our strategic alternatives which included:

·	maintaining the status quo of our current business operations and capital base;

·	raising capital to try and regain the A- rating and to support future business operations;

·	winding the company down through a sale of our renewal rights and a self-managed run-off of the insurance companies’ portfolio of reserves (assets and liabilities);

·	a sale of the entire company to a strategic buyer (insurance company);

·	a sale of the entire company to a financial buyer (private equity fund or other non-insurance entity); and

·	a sale of Majestic Insurance Company, our primary insurance subsidiary.

Following a discussion of the benefits and negatives of each alternative, the special transaction committee agreed to continue to explore the various alternatives and to determine which alternative would be the most feasible and provide the most value to shareholders.

On May 6, 2010, we announced our financial results for the first quarter of 2010. For the three months ended March 31, 2010, we reported a net loss of $7.9 million. In addition, we announced that the special transaction committee, in conjunction with Macquarie, was exploring strategic alternatives to strengthen our capital position, which could include a sale, amalgamation or other business combination, a sale of shares or other recapitalization, a joint venture arrangement, the sale or spin off of our assets, or the continued execution of our business plan.

Following the announcement, in May 2010, Macquarie contacted three larger property and casualty insurance companies with an interest in workers’ compensation insurance to discuss their interest in considering a strategic transaction with us. After contacting the identified parties, Macquarie informed the special transaction committee and management that none of the parties was interested in engaging in discussions.

On May 14, 2010, Mr. Scardino met with representatives of Party 10. Party 10 executed a confidentiality agreement and received confidential information. Infrequent discussions continued among Macquarie, management and Party 10 over the next month.

On May 18, 2010, A.M. Best contacted Mr. Scardino. During this discussion, representatives of A.M. Best advised Mr. Scardino that they had reviewed our financial results for the quarter ended March 31, 2010 and that, based on those results, a rating action would likely be taken by A.M. Best. Mr. Scardino requested that A.M. Best defer its rating action until we could meet with A.M. Best and make a presentation regarding our plans and intentions.

On May 18, 2010, Party 6 contacted Macquarie and informed Macquarie that it was interested in reengaging in discussions with us and continuing its due diligence process. On May 21, 2010, Mr. Viglotti met with Party 6’s legal representatives to discuss the pending lawsuits and investigations relating to CRM’s administration of the workers’ compensation self-insured groups in New York.

On May 21, 2010, Party 7 submitted a written proposal to purchase newly issued common shares equal to 9.9% of our outstanding common shares for $0.39 per share and to execute a letter of intent to purchase $3.0 million worth of newly issued convertible preferred shares, of which 50% would be issued at $0.40 per share and the balance at $0.80 per share. The proposal also contemplated a rights offering to raise $15.0 to $20.0 million after resolution of the pending lawsuits and investigations relating to CRM’s administration of the workers’ compensation self-insured groups in New York. The rights offering would be backstopped by Party 7.

On May 26, 2010, Party 8 submitted a written proposal for a purchase of all of our outstanding common and Class B shares at $0.45 per share. Party 8’s proposal provided for a financing contingency and indemnification of Party 8.

On May 26, 2010, Mr. Scardino, Mr. Viglotti, Mr. Hynes and Macquarie met with representatives of A.M. Best. The meeting was also attended by Mr. Delaney. Management’s presentation focused on resolving A.M. Best’s concerns over our rating and preventing a further downgrade. As part of the presentation, Mr. Delaney advised A.M. Best that Lancer was interested in working towards a transaction and would be submitting a proposal to us in the near future. Following the meeting, A.M. Best agreed to defer a rating action until further progress could be made with respect to a transaction. In the interim, A.M Best requested that Mr. Scardino continually update it on the status of our negotiations with Lancer.

On May 26, 2010, Party 10 submitted a written proposal. Party 10’s proposal was for a $25.0 million private placement of newly issued equity securities, combined with a going-private transaction, the details of which were not provided nor had been contemplated by Party 10. Party 10’s proposal was subject to due diligence to determine further specifics of the terms of the offer.

On May 27, 2010, the special transaction committee held a meeting. At the meeting, management updated the committee on the prior day’s meeting with A.M. Best and reviewed the various meetings and discussions that had been held with the interested parties.

On June 1, 2010, Party 6 submitted a written proposal to purchase the renewal rights of Majestic Insurance Company. Under Party 6’s proposal, we would earn a fee from Party 6 equal to 3% of the new and renewal premiums collected by Party 6 over a subsequent three year period.

On June 2, 2010, Party 9 advised Macquarie that it was not interested in continuing discussions until there was a resolution of the pending lawsuits and investigations relating to CRM’s administration of the workers’ compensation self-insured groups in New York.

On June 3, 2010, the special transaction committee held a meeting. At the meeting, management and Macquarie updated the committee on the proposals received from Parties 1, 3, 6, 7, 8 and 10 and the status of discussions with each of the parties. The special transaction committee considered the proposals from each party and discussed the probability of closing each of the proposals, the potential acquirer’s demonstrated financial strength to support our operations and ability to contribute capital if necessary and the economic benefits of each proposal to Majestic Capital’s shareholders. Following the discussion, the committee agreed to continue its deliberations once a proposal was received from Lancer.

In the afternoon of June 3, 2010, Lancer submitted a written proposal to acquire all of our outstanding shares for $0.44 per share. The proposal included a condition that required the resolution of the pending lawsuits and investigations relating to CRM’s administration of the workers’ compensation self-insured groups in New York on terms that were satisfactory to Lancer. In addition, Lancer requested, as a condition for proceeding, a 90-day exclusivity period to complete its due diligence and enter into a definitive agreement.

The special transaction committee met with management and Macquarie on June 4, 2010 to discuss Lancer’s proposal. Following a discussion, the committee determined that the suggested transaction price of $0.44 per share was too low, the condition relating to the settlement of the litigation was not acceptable, and the requested 90-day exclusivity period was too long. Macquarie thereafter informed Mr. Delaney of the committee’s position.

On June 9, 2010, the special transaction committee held a meeting to continue its deliberations with respect to the proposals from Lancer and Parties 1, 3, 6, 7, 8 and 10. As part of its deliberations, the special transaction committee reviewed the terms of each of the proposals and considered each of the potential acquirer’s demonstrated financial strength to support our operations and ability to contribute capital if necessary. The committee also considered how each proposal would likely be viewed by A.M. Best. The committee also discussed the importance and probability of closing the various proposals.

As a result of these deliberations, the committee determined not to continue discussions with Parties 1, 3, 6, 7, 8 and 10. In addition, the special transaction committee authorized Macquarie to communicate to Lancer that it did not consider the price of $0.44 per share to be adequate and the committee would be willing to engage in exclusive negotiations for a period of time if Lancer would raise its indication of interest to $0.50 per share and eliminate the condition that the transaction be subject to resolution of the pending NY Attorney General’s investigation and the related litigation. The committee determined to provide Macquarie with this authorization for a number of reasons, including that none of the discussions with other interested parties had resulted in proposals that presented more favorable terms for shareholders with a high probability of closing and that continuing to pursue a broad search for strategic alternatives could harm our business and might result in a further downgrade of our A.M. Best rating.

In the afternoon of June 9, 2010, Macquarie contacted Mr. Delaney to inform him of the position of the special transaction committee. Mr. Delaney confirmed that Lancer would increase its offer from $0.44 per share to $0.50 per share, eliminate the litigation condition and agree to a shorter exclusivity period.

On June 10, 2010, Majestic Capital signed a letter with Lancer that set forth Lancer’s indication of interest to purchase us for $0.50 per share, provided for a 75-day exclusivity period expiring on August 24, 2010 and did not require the settlement of any pending litigation as a condition to the completion of the proposed transaction. Thereafter, we made certain information about our company available to representatives of Lancer and its legal, financial, accounting and actuarial advisors to enable Lancer to undertake a more detailed due diligence investigation.

Between June 11, 2010 and August 5, 2010, Lancer reviewed our information and conducted due diligence, including various in-person meetings at our offices.

On July 19, 2010, the special transaction committee held a meeting to discuss the status of negotiations with Lancer. Mr. Scardino and Macquarie reported that Mr. Delaney had recently contacted them and advised that he was considering revising Lancer’s offered purchase price to a 50% premium over a 10-day trading average of the common shares. Macquarie informed the committee that there had been a further a discussion with Mr. Delaney and that following those discussions, Mr. Delaney reaffirmed the offer of $0.50 per share. Mr. Scardino also updated the committee on Lancer’s progress with respect to due diligence.

Later that afternoon, Mr. Delaney contacted Macquarie and informed Macquarie that Lancer had concerns over certain covenants and events of default under the governing documents of our trust preferred securities. In addition, Mr. Delaney requested that we provide Lancer with an estimated fee for terminating the lease of our office space in Poughkeepsie, New York.

On July 20, 2010, management met with Mr. Delaney and John Petrilli, Lancer’s general counsel, to discuss Lancer’s concerns relating to the governing documents of our trust preferred securities and lease in Poughkeepsie, New York. Mr. Delaney and Mr. Petrilli advised that because of our significant operational and financial challenges, including continued operating losses, difficult and competitive marketplaces, and legal and regulatory issues, Lancer may seek to implement a “rollover and withdrawal” plan if following the consummation of the amalgamation circumstances arise that prevent us from successfully executing our business plans. Because certain provisions of the trust preferred securities would prevent the implementation of a “rollover and withdrawal” plan, Lancer required amendments to these provisions as a condition to completing the amalgamation. See “The Amalgamation Agreement ― Amendment of Indenture” beginning on page 59.

On July 22, 2010, management spoke with Lancer and discussed the structure of an amalgamation.

On July 23, 2010, we received an unsolicited proposal from Party 11, the financial representative of an unknown private investor partnership. Party 11 proposed to acquire all of our outstanding shares for $0.60 per share, subject to confirmatory due diligence and execution of definitive agreements. The proposal was subject to resolution of the pending lawsuits and investigations relating to CRM’s administration of the workers’ compensation self-insured groups in New York. Party 11 indicated that it was prepared to resolve such litigation by making a payment in an unspecified amount to the litigants and by establishing a vehicle to provide the litigants with an agreed-upon share of our future profits.

The special transaction committee met to discuss Party 11’s proposal on July 24, 2010. During this meeting, the committee discussed the advantages of a strategic investor being the purchaser as opposed to a financial investor, which included the beneficial impact with respect to A.M. Best and State insurance regulatory agencies. The committee also considered the probabilities of closing a transaction with Lancer as compared to a non-strategic acquirer. Following its discussion, the committee agreed that Macquarie would inform Party 11 that we had entered into an exclusivity agreement with another party and as such we could not enter into discussions with Party 11 at that time. Macquarie thereafter contacted Party 11 and informed it of the committee’s position.

On July 29, 2010, Mr. Scardino informed Mr. Delaney that the optimal approach to amend the terms of the trust preferred securities would be a notice and consent solicitation mailed after the signing of a definitive agreement. On the following day, July 30, Mr. Delaney informed Mr. Scardino that Lancer would begin to draft an amalgamation agreement.

On August 4, 2010, the special transaction committee held a meeting, which was attended by all of our directors. At the meeting, the committee discussed the status of the negotiations with Lancer and the issues concerning the required amendments to the governing documents of our trust preferred securities.

On August 5, 2010, Nixon Peabody LLP, legal counsel to Lancer, which we refer to as “Nixon Peabody,” sent to Kramer Levin Nafatlis & Frankel LLP, our legal counsel, which we refer to as “Kramer Levin,” a draft of the amalgamation agreement.

On August 9, 2010, the special transaction committee met to discuss the draft amalgamation agreement. During this meeting, management, Kramer Levin and Macquarie reviewed with the committee the principal terms of the draft amalgamation agreement. The committee discussed certain terms that were of concern, which included a covenant restricting our ability to settle pending litigation, the condition requiring amendments to the terms of our trust preferred securities, the condition requiring the termination of our lease of office space in Poughkeepsie, New York, the condition requiring termination of the employment contracts with our executive officers, the covenants regarding our business operations prior to the completion of the transaction and the proposed purchase price of $0.40 per share.

On August 14, 2010, Mr. Delaney contacted Macquarie and requested that we extend the exclusivity period until October 15, 2010.

On August 16, 2010, Kramer Levin sent revisions to Lancer’s draft of the amalgamation agreement to Nixon Peabody.

On August 17, 2010, the special transaction committee met with management and Kramer Levin to discuss the proposed revisions to the amalgamation agreement and consider Mr. Delaney’s request for an extension of the exclusivity period. The committee agreed to defer Lancer’s request for an extension of exclusivity until the following week to allow for continued negotiations between the parties. In addition, the committee asked that Macquarie contact Mr. Delaney and discuss the principal items of concern and convey the committee’s position with respect to each item.

On the evening of August 17, 2010, Macquarie contacted Mr. Delaney and discussed with him the special transaction committee’s position. Mr. Delaney informed Macquarie that Lancer was not prepared to move forward without an extension of the exclusivity period.

On August 19, 2010, the special transaction committee met with management, Macquarie and Kramer Levin to review the status of the negotiations with Lancer and further consider Lancer’s request for an extension of the exclusivity period. During this meeting, management and Macquarie reviewed with the committee the discussions with Mr. Delaney and the status of Lancer’s due diligence. Management also provided the committee with an update concerning our then-current business operations. Following its discussion, the committee approved an extension of the exclusivity period subject to a meeting between management and Mr. Delaney to discuss the principal issues in the current draft of the amalgamation agreement.

Later that evening, Macquarie contacted Mr. Delaney to inform him of the committee’s position. Mr. Delaney agreed to the extension and informed Macquarie that Mr. Petrilli and Nixon Peabody would schedule a meeting with us to discuss our proposed revisions to the draft amalgamation agreement.

On August 20, 2010, management, Kramer Levin, Lancer and Nixon Peabody met to discuss our revisions to the Lancer draft of the amalgamation agreement. Following the meeting, the parties agreed that certain business issues remained to be discussed between the parties, including the purchase price and the conditions concerning settlement of litigation, termination of the lease of office space in Poughkeepsie and termination of the employment contracts for our executive officers.

On August 22, 2010, the special transaction committee received an unsolicited revised offer from Party 11 to acquire all of our outstanding shares for $0.70 per share, subject to satisfactory due diligence and negotiation of definitive agreements.

On August 23, 2010, Mr. Scardino and Mr. Viglotti met with Mr. Delaney and Mr. Petrilli at Lancer’s offices to negotiate the terms of the amalgamation agreement. The principal items discussed were the proposed purchase price, our recent receipt of the unsolicited revised offer from Party 11, termination of the employment agreements, the covenants restricting our ability to settle certain litigation, Lancer’s request for a voting agreements from Mr. Hickey, Sr., termination of the lease of Poughkeepsie, New York office space, our discussions with A.M. Best and the California Department of Insurance, the structure, ownership and credit worthiness of the entity through which Lancer proposed to acquire us and approval of the transaction by the California Department of Insurance.

Later that same day, the special transaction committee met with management and Macquarie to review the status of the negotiations with Lancer and the revised proposal from Party 11. During this meeting, management reviewed with the committee the open business issues in the amalgamation agreement with Lancer. Mr. Scardino reviewed with the committee the status of our operations, rating and regulatory issues. Mr. Scardino informed the committee that he believed that there were significant advantages if the entity that purchased us was a strategic investor as opposed to a financial investor. These advantages included the beneficial impact with respect to A.M. Best and State insurance regulatory agencies. The committee considered the effects on our business of a further downgrade by A.M. Best, the potential regulatory action resulting from a further downgrade, benefits of a strategic purchaser and the probabilities of closing a transaction with Lancer as compared to a non-strategic acquirer. At the conclusion of the meeting, the committee agreed to discuss the matter with our board of directors on the following day, with a recommendation that we continue the negotiations with Lancer and extend the exclusivity period for two weeks, if Lancer agreed to a purchase price of $0.50 per share.

On August 24, 2010, our board of directors met to review the status of the negotiations with Lancer. The special transaction committee updated our board concerning its deliberations in the prior evening’s meeting. Mr. Scardino advised our board that he had spoken with representatives of A.M. Best that morning, who had informed him that the only reason A.M. Best had not downgraded us to date was due to the pending transaction with Lancer, which has a higher rating and a stable and adequate capital base, and that if we were to pursue a transaction with a non-insurance company, A.M. Best would likely downgrade us. As part of its deliberations, the board considered the potential material adverse effect on our business of a downgrade by A.M. Best, including the negative impact on our broker relationship, the reduction in our gross written premiums, the potential of a conservation action by the California Department of Insurance and the potential for a default under the terms of our trust preferred securities. At the conclusion of the meeting, our board authorized management to extend the exclusivity period with Lancer until September 10, 2010 if Lancer agreed to a purchase price of $0.50 per share.

Later that same day, Mr. Scardino and Mr. Viglotti contacted Mr. Delaney to inform him of our board’s position. Mr. Delaney requested until 12:00 p.m. on August 27, 2010 to consider the board’s position and that we grant an extension of exclusivity until that time, which we did. Mr. Delaney also requested that before he would make a decision on the price, Mr. Hickey, Sr. would need to sign a letter in his capacity as a shareholder indicating that $0.50 per share was acceptable to him.

On the evening of August 25, 2010, Mr. Delaney contacted Mr. Scardino to inform him that Lancer would agree to increase its offer to $0.50 per share, provided that we grant an extension of exclusivity until September 15, 2010. Later that day, we and Lancer extended the exclusivity agreement to September 15, 2010, with an understanding that the purchase price would be increased to $0.50 per share.

On August 31, 2010, Nixon Peabody sent a revised draft of the amalgamation agreement to Kramer Levin. This draft provided that Lancer would acquire us through Bayside, a newly-formed limited liability company that would not have material assets until the effective time of the amalgamation.

Between August 31, 2010 and September 8, 2010, the parties continued to negotiate terms of the amalgamation agreement with Lancer and exchanged further revised drafts of the agreement.

On September 8, 2010, Mr. Scardino, Mr. Walczyk and Mr. Petrilli met with representatives of the landlord of our office space in Poughkeepsie, New York. During this meeting, Mr. Scardino updated the landlord concerning our current business operations and our reasons for pursuing the transaction with Lancer. Mr. Petrilli provided the landlord with background about Lancer’s business, plans for our business operations in the future, and Lancer’s concerns about the terms of the lease. Mr. Petrilli informed the landlord that Lancer was requesting a reduction in the rent and term of the lease.

Later that day, the parties continued to negotiate the terms of the amalgamation agreement.

On September 9, 2010, the special transaction committee retained LMC Capital as its financial advisor to render a fairness opinion in connection with the proposed amalgamation. Macquarie had previously informed the committee that two of its executives were serving on the board of directors of Lancer. Based on this, the committee decided to engage LMC Capital which had no prior relationship with us or Lancer.

On September 10, 2010, representatives of A.M. Best contacted Mr. Scardino and requested an update about the status of the negotiations with Lancer. During this discussion, the representatives of A.M. Best informed Mr. Scardino that A.M. Best viewed September 15, 2010 as an important deadline for us to execute a definitive agreement and that if an agreement was not executed in the following week, then A.M. Best would likely downgrade our rating.

On September 12, 2010, Nixon Peabody sent to Kramer Levin a further revised draft of the amalgamation agreement.

Between September 13, 2010 and September 16, 2010, the parties continued to negotiate the terms of the amalgamation agreement.

On September 15, 2010, the special transaction committee and our board of directors met to review the status of the negotiations with Lancer. Mr. Scardino updated the committee and our board with respect to his discussions with A.M. Best. Management and Kramer Levin reviewed with our board the remaining open issues in the proposed amalgamation agreement. At the conclusion of the meeting, management was authorized to continue negotiations with Lancer regarding the terms of the potential transaction.

During the afternoon of September 15, 2010, Mr. Scardino updated A.M. Best about the progress of the negotiations with Lancer. Representatives of A.M. Best informed Mr. Scardino that A.M. Best was concerned that the transaction with Lancer was taking longer than expected and would not be completed successfully. A.M. Best’s representatives also informed Mr. Scardino that our rating would have likely been downgraded previously but for the expectation that the transaction with Lancer was imminent. As a result, if we and Lancer did not reach an agreement by the end of the following week, then A.M. Best would take action with respect to our rating.

Between September 15, 2010 and September 17, 2010, the parties continued to negotiate the terms of the amalgamation agreement and exchanged further revised drafts.

On September 17, 2010, the special transaction committee met to consider the amalgamation agreement. Prior to the meeting, the committee was provided with substantially final drafts of the amalgamation agreement and a summary of the agreement. Mr. Scardino reviewed with the committee his discussions with A.M. Best and the potential rating action we were facing, his discussions with the California Department of Insurance and our current and projected business and operating results. Kramer Levin reviewed with the committee in detail the terms of the amalgamation agreement. Macquarie summarized the process it had conducted to identify strategic alternatives for us. Macquarie reported that since September 2009, it had contacted and engaged in discussions with 15 parties, 9 confidentiality agreements had been signed, and that 8 written proposals had been received, the majority of which included a condition that we settle the pending NY Attorney General investigation and related litigation or were made by a non-strategic acquirer. LMC Capital reviewed with the committee the process it undertook to provide its fairness opinion.

The committee engaged in a detailed discussion of the merits of the proposed amalgamation, noting that if we did not enter into the proposed transaction with Lancer, A.M. Best would likely downgrade our financial rating and the California Department of Insurance would likely commence a conservation action as a result. At the conclusion of the meeting, the committee agreed to meet again on the morning of September 20, 2010 and authorized management to finalize the terms of the amalgamation agreement over the weekend.

During the afternoon of September 17, 2010, Mr. Delaney contacted Mr. Scardino and informed him that, based on Lancer’s due diligence over the past week, including a more detailed review of our expense structure, Lancer was reducing its offer to $0.43 per share.

In the evening of September 18, 2010, Mr. Viglotti contacted Mr. Delaney to discuss Lancer’s revised purchase price. Following that discussion, Mr. Delaney informed Mr. Viglotti that Lancer was prepared to increase its offer to $0.45 per share.

In the evening of September 19, 2010, the parties and their counsel continued to finalize the definitive agreements for the transaction.

During the morning of September 20, 2010, the special transaction committee met to consider Lancer’s revised offer. During this meeting, Mr. Scardino and Mr. Viglotti updated the committee concerning the discussions held over the weekend between them and Mr. Delaney, including the revised offer of $0.45 per share, and the alternatives available to us. The special transaction committee asked management to continue negotiating the proposed price of the amalgamation with Lancer throughout the day, with a view to reaching an agreement on the price that could be presented to the committee that evening. The committee agreed that it would meet at 9:00 p.m. that evening and that the board of directors would meet at 12:00 p.m. the following day to consider the transaction.

Later that morning, Lancer formed Bayside and Amalgamation Sub.

Later that afternoon, Mr. Scardino spoke with Mr. Delaney who informed him that Lancer was prepared to offer $0.45 per share and was not willing to negotiate the price any further.

During the evening of September 20, 2010, the special transaction committee met with management, Kramer Levin, Macquarie and LMC Capital to review and consider the proposed amalgamation with Lancer. Management updated the committee about the final negotiations of the proposed amalgamation. Kramer Levin reviewed the modifications to the amalgamation agreement that had been negotiated with Lancer since September 17.

At the request of the special transaction committee, representatives of LMC Capital discussed the financial analyses described below under “— Opinion of Majestic Capital’s Financial Advisor” and rendered its oral opinion (which opinion was confirmed by delivery of a written opinion dated September 20, 2010) that, based upon and subject to the assumptions and limitations stated in its opinion, the consideration to be paid to the shareholders of Majestic Capital in the amalgamation was fair, from a financial point of view.

After discussion with its financial advisors and legal counsel, including consideration of the factors described below under “— Recommendation of Majestic Capital’s Board of Directors and Its Reasons for the Amalgamation,” the special transaction committee unanimously determined that the transactions contemplated by the amalgamation agreement, including the amalgamation, were fair to, and in the best interests of, Majestic Capital and its shareholders, approved and declared the advisability of the amalgamation agreement, the amalgamation and the other transactions contemplated thereby, and resolved to recommend to our board of directors that it adopt the amalgamation agreement and approve the amalgamation.

On September 21, 2010, our board of directors met with the special transaction committee, management, Kramer Levin, Macquarie and LMC Capital. Prior to the meeting, our board of directors was provided with a final draft of the amalgamation agreement, a summary of the agreement and LMC Capital’s written opinion dated September 20, 2010.

During the meeting, management updated our board of directors concerning the discussions with Lancer since September 15. Management also reviewed with our board information regarding our business operations, the discussions with A.M. Best and issues with our rating, our status with the California Department of Insurance and the terms of the proposed transaction. Kramer Levin reviewed with our board of directors the terms of the amalgamation agreement. The chair of the special transaction committee summarized for our board the deliberations of the committee with respect to the proposed amalgamation and the fairness opinion received from LMC Capital and reported to our board that the special transaction committee unanimously recommended to our board that the proposed amalgamation with Lancer be approved.

At the request of our board of directors, representatives of LMC Capital discussed the financial analyses described below under “— Opinion of Majestic Capital’s Financial Advisor” and rendered its opinion to our board of directors that, as of September 20, 2010 and based upon and subject to the assumptions and limitations stated in its opinion, the consideration to be paid to the shareholders of Majestic Capital in the amalgamation was fair from a financial point of view.

Our board discussed the terms of the proposed amalgamation, and after discussion with its financial advisors and legal counsel, including consideration of the factors described below under “— Recommendation of Majestic Capital’s Board of Directors and Its Reasons for the Amalgamation,” our board unanimously determined that the transactions contemplated by the amalgamation agreement, including the amalgamation, were fair to, and in the best interests of, Majestic Capital and its shareholders, approved and declared the advisability of the amalgamation agreement, the amalgamation and the other transactions contemplated thereby, and resolved to recommend to shareholders that they adopt the amalgamation agreement and approve the amalgamation.

After the close of business on September 21, 2010, Majestic Capital and the other parties entered into the amalgamation agreement. In addition, Mr. Hickey, Sr. entered into a voting agreement with Lancer. Immediately thereafter, we issued a press release announcing the transaction.

On September 30, 2010, we, the NY Attorney General and NY Workers’ Compensation Board entered into a memorandum of understanding with respect to the terms of a proposed settlement of the investigation by the NY Attorney General and all of the pending litigation relating to CRM’s administration of workers’ compensation self-insured groups in New York. The terms of the proposed settlement, and the conditions to which the settlement is subject, are described below under “The Amalgamation — Other Information — Proposed Settlement with the State of New York” beginning on page 42.

Between September 9, 2010 and the date of this proxy statement, we have had several discussions with representatives of the landlord of our office space in Poughkeepsie, New York concerning various proposals either to terminate or amend the lease as required by the conditions to the amalgamation agreement. However, these discussions have not resulted in a proposal that is acceptable to Bayside. We are continuing to negotiate with the landlord in an effort to reach an agreement to terminate or amend the lease on terms that are acceptable to Bayside. However, there can be no assurance that we will ultimately reach such an agreement and that the condition to completion of the amalgamation will be satisfied. In such event, the amalgamation will not be completed unless Bayside waives the condition.

On November 4, 2010, we commenced a solicitation of consents from the holders of our trust preferred securities seeking consents to the proposed amendments to the indenture. See “The Amalgamation Agreement — Amendment of Indenture” beginning on page 59 for further details on the consent solicitation.

Recommendation of Majestic Capital’s Board of Directors and Its Reasons for the Amalgamation

Our board of directors unanimously recommends that shareholders vote “FOR” the amalgamation proposal. In reaching its decision to approve the amalgamation proposal and recommend that shareholders approve the amalgamation proposal, our board of directors consulted with our management, legal counsel and financial advisors, and considered a number of factors, including the following:

·
the belief that without this transaction A.M. Best would have downgraded our current B++ financial strength rating, which would have likely resulted in a material adverse effect on our business, including the potential of a conservation proceeding by the California Department of Insurance, a likely significant erosion in our broker network and gross written premiums and a potential default under the documents governing our trust preferred securities;

·	the fact that the type of insurance that we write and service (workers’ compensation insurance) is particularly sensitive to our A.M. Best financial strength rating;

·
the pending lawsuits and investigations arising out of CRM’s former administration of the workers’ compensation self-insured groups in New York and the resulting material adverse effect on our business, including the pressure on our A.M. Best rating;

·
the fact that we generated net losses and negative cash flows from operations of $11.7 million and $25.5 million, respectively, for the six months ended June 30, 2010 and $46.9 million and $12.9 million, respectively, for the year ended December 31, 2009;

·	our future business prospects on a stand-alone basis;

·	management’s expectations of profitability for future operating periods;

·	the capital requirements to maintain our A.M. Best financial rating, address regulatory issues and meet expenses of Majestic Capital, including interest payments on our indebtedness;

·	the current economic climate and the facts that the common shares trade at a considerable discount to book value and we have limited access to capital on favorable terms as a result;

·
the costs of operating as a small, stand-alone public company facing continuing, and sometimes conflicting, pressures from insureds, brokers, competitors, regulatory agencies, financial analysts and independent rating agencies;

·	the extensive process we conducted over a nine month period, with the assistance of Macquarie, to identify and negotiate strategic alternatives for the Company;

·	the risk that another strategic alternative would not be available to us at the valuation offered by Lancer if we declined to enter into the proposed amalgamation;

·
the fairness opinion delivered by LMC Capital, which states, as of September 20, 2010, that, subject to the assumptions and limitations set forth in the opinion, the cash consideration of $0.45 per share is fair to shareholders from a financial point of view;

·
the fact that the amalgamation consideration is all cash, so that the transaction allows shareholders to immediately realize a fair value, in cash, for their investment and provides shareholders certainty of value for their shares;

·
the fact that the amalgamation consideration of $0.45 per share represents a 105% premium compared to the closing price of the common shares on September 20, 2010 (the last trading day before we publicly announced the amalgamation), and a 101% and 52% premium over the 30-day and 90-day volume-weighted average closing prices of the common shares over these periods, respectively, prior to the day we publicly announced the amalgamation;

·
the belief that the sale of the company at $0.45 per share in cash was more favorable to shareholders than the potential value that shareholders would receive from the other possible alternatives, including remaining an independent company, entering into a run-off or a piecemeal sale of our businesses, taking into account the costs, constraints and risks associated with such alternatives;

·
the avoidance of risks inherent in a run-off of or orderly liquidation of our businesses, including risks relating to our ability to mitigate our existing exposures through loss portfolio transfers or other arrangements, obtain the release of capital and collateral, recover amounts owed to us by our reinsurers, collect unpaid premiums, maintain sufficient liquidity, and other unforeseen expenses and costs;

·
the financial condition, reputation and regulatory and rating agency standing of Lancer and the reasonable likelihood that the regulatory approvals required to be obtained by Bayside to complete the amalgamation would be obtained;

·
the fact that the amalgamation will be subject to the approval of shareholders of Majestic Capital who are free to reject the amalgamation and the potential availability, subject to conditions imposed by Bermuda law, of dissenters’ rights for shareholders who properly exercise such rights;

·	the terms of the amalgamation agreement, including:

—	the lack of a financing condition to the completion of the amalgamation;

—
our ability under the amalgamation agreement to furnish information to and conduct negotiations with a third party in certain circumstances in order to obtain a superior proposal to acquire us, as more fully described under “The Amalgamation Agreement ― Acquisition Proposals” beginning on page 51;

—
our board’s ability to modify and change its recommendation in favor of the amalgamation proposal if it receives another acquisition proposal that it determines is a superior proposal, subject to compliance with the requirements of the amalgamation agreement;

—
the fact that we can terminate the amalgamation agreement in favor of an unsolicited superior proposal for an alternative transaction, provided that we comply with certain requirements, including payment of a termination fee of $500,000 to Bayside, which amount our board believed would not be reasonably likely to inhibit or preclude a superior proposal;

—
the fact that the amalgamation agreement provides us operating flexibility to conduct our business generally in the ordinary course between the signing of the amalgamation agreement and the completion of the proposed amalgamation; and

—
Majestic Capital’s right to specifically enforce the terms and provisions of the amalgamation agreement and that Lancer has guaranteed the satisfaction of any final judgment Majestic Capital obtains against Bayside or Amalgamation Sub for specific performance of their obligations under the amalgamation agreement (see “The Amalgamation Agreement ― Lancer Guaranty” beginning on page 58);

·	the other challenges facing our company, as described in “Item 1A. Risk Factors” of our Annual Report on Form 10-K for the year ended December 31, 2009, including:

—	the doubt about our ability to continue as a going concern, in light of our continued operating losses and negative cash flows;

—	the potential for volatility in our loss reserves;

—
the difficult and competitive market conditions, including the continuing effects of soft insurance market pricing, decreased earned premium levels, weakened loss ratios and general economic factors, including inflation, which have resulted in increased claims and settlement expenses;

—
the current volatile state of the economy and general uncertainty of economic conditions, both in the near-term and in the long-term, globally and within the property and casualty insurance industry; and

—	the significant level of competition we face from other companies with greater name recognition, financial resources and distribution, operational and marketing capabilities.

Our board of directors also considered a number of potentially negative factors concerning the amalgamation, including:

·	the extensive number of conditions to completing the amalgamation, including those set forth below, as well as the fact that many of the conditions are beyond our control and may not be satisfied:

—
consent of the holders of our trust preferred securities relating to certain amendments to the indenture governing the trust preferred securities as approved by Bayside (see “The Amalgamation Agreement― Amendment of Indenture” beginning on page 59);

—	termination or amendment of our lease for office space in Poughkeepsie, New York upon terms that are acceptable to the Bayside in its sole discretion;

—	termination of the employment agreements with our executive officers;

—	absence of restrictions in insurance department approvals for the amalgamation; and

—	dissenting shareholders with respect to less than 10% of our common and Class B shares;

·	the fact that Bayside and Amalgamation Sub do not have any material assets and that Majestic Capital is not a named third party beneficiary of Lancer’s loan commitment to Bayside;

·
the fact that, if the amalgamation is not completed, we will have incurred significant expenses and our employees will have experienced significant distractions from their work in an attempt to complete the amalgamation, and, as a result, we may experience adverse effects on our operating results, our ability to attract or retain employees and our competitive position in our markets;

·	the fact that following the amalgamation our current shareholders will no longer participate in any of our potential future earnings or growth;

·	the risk that the amalgamation may not be approved by the appropriate regulatory authorities;

·	the fact that the amalgamation agreement precludes us from soliciting alternative proposals;

·
the interests that our directors and executive officers may have in the amalgamation are, or may be, different from, or in addition to, those of shareholders, as described in “The Amalgamation — Interests of Majestic Capital’s Directors and Executive Officers in the Amalgamation” beginning on page 37;

·
the fact that we are obligated to reimburse up to $350,000 of Lancer’s fees and expenses and pay a termination fee of up to $500,000 if the amalgamation agreement is terminated under certain circumstances; and

·	the fact that the amalgamation consideration to be received by shareholders who are U.S. persons will be taxable to them for federal income tax purposes.

This discussion of information and factors considered by our board of directors is not intended to be an exhaustive list of the factors considered by our board of directors. In view of the wide variety of factors considered, our board of directors did not find it practicable to quantify or otherwise assign relative weights or priority to the specific factors considered. Furthermore, different directors may have given different weight or priority to the factors considered. Nevertheless, our board of directors unanimously concluded that the potential benefits of the amalgamation outweighed the potential negative factors and that, overall, taking all of the relevant factors into account, the proposed amalgamation had greater potential benefits for shareholders than other strategic alternatives currently available to the company and is advisable and fair to, and in the best interests of, Majestic Capital and its shareholders. As a result, the board of directors unanimously approved and adopted the amalgamation agreement and the amalgamation.

Opinion of Majestic Capital’s Financial Advisor

Pursuant to an engagement letter dated September 9, 2010, the special transaction committee retained LMC Capital to render an opinion as to the fairness, from a financial point of view, of the consideration to be received by shareholders in connection with the amalgamation. LMC Capital is an investment bank dedicated exclusively to the insurance industry, providing a wide range of services that include professional advisory services for mergers and acquisitions, capital raising and valuations. The special transaction committee hired LMC Capital on the basis of its qualifications, experience in transactions similar to the amalgamation, understanding and knowledge of the insurance industry and its reputation in the investment community.

At the September 20, 2010 meeting of the special transaction committee and the September 21, 2010 meeting of our board of directors, LMC Capital gave its opinion that, as of September 20, 2010 and based upon and subject to various assumptions, procedures, factors and limitations set forth in its opinion, the amalgamation consideration to be received by the shareholders of Majestic Capital pursuant to the amalgamation agreement was fair, from a financial point of view, to shareholders.

The full text of LMC Capital’s opinion to the special transaction committee and our board of directors, dated September 20, 2010, is attached to this proxy statement as Annex B and is incorporated herein by reference.

You are encouraged to read LMC Capital’s opinion carefully in its entirety for a discussion of the assumptions made, procedures followed, factors considered and limitations upon the review undertaken by LMC Capital in connection with rendering its opinion. LMC Capital’s opinion speaks only as of the date of the opinion. The opinion is for the information of our board of directors and special transaction committee and addresses only the fairness, from a financial point of view, of the amalgamation consideration to shareholders. It does not address the underlying business decision to proceed with the amalgamation or the relative merits of the amalgamation as compared to any strategic alternatives that may be available to us. The opinion does not constitute a recommendation to any shareholder as to how such shareholder should vote at the special general meeting on the amalgamation or any related matter. The summary of LMC Capital’s opinion in this proxy statement is qualified in its entirety by reference to the full text of the opinion.

In the course of preparing its opinion, LMC Capital, among other things:

·	reviewed the June 10, 2010 letter of intent and the September 20, 2010 draft of the amalgamation agreement (the most recent draft made available to LMC Capital);

·	reviewed certain publicly available business and financial information concerning us and the industry in which we operate;

·	reviewed certain management-prepared internal analyses, and summary financial and other information, including financial forecasts and estimated liquidation values;

·	reviewed the reserves for loss and loss adjustment expense as expressed in our financial statements and actuarial reviews, reports and analyses prepared by internal and third-party actuaries;

·	reviewed the historical prices of the common shares and the trading activity of the common shares and compared this information to similar publicly available information for certain companies;

·	performed various analyses and evaluations and examined other materials and information that were considered appropriate;

·
discussed with senior management our current financial position, results of operations, relations with regulators, possible actions by rating agencies and the consequences of such actions, and the anticipated results of various strategic decisions we have explored or made; and

·	performed other such analyses and studies, and considered such other factors, as LMC Capital deemed appropriate.

In rendering its opinion, LMC Capital assumed that:

·
the offer as stated in the draft amalgamation agreement would be the final offer, and that the amalgamation would be consummated in accordance with the terms in the amalgamation agreement, without material waiver or change to the terms and conditions therein;

·
in the course of obtaining any necessary governmental, regulatory and other approvals, consents releases and waivers for the amalgamation, no material delay, limitation, restriction or condition would occur;

·
the representations and warranties contained in the amalgamation agreement were true and correct, that all covenants contained therein would be adhered to, that all other additional agreements would be honored and that closing conditions would be met.

In connection with its review, LMC Capital relied upon the completeness and the accuracy of the financial and other information publicly available and provided to LMC Capital by our management or our advisors and relied upon assurances of our management that it was not aware of any facts or circumstances that would make such information inaccurate or misleading in any material respect. LMC Capital did not undertake any independent verification of, or assume responsibility for, the completeness or the accuracy of the information it reviewed. In connection with its opinion, LMC Capital reviewed forecasts prepared by our management, which LMC Capital assumed were the best estimates available to our management and reasonably prepared based on good faith judgments by our management.

LMC Capital did not undertake to independently verify our reserves for loss and loss adjustment expenses, nor did it engage any third party to evaluate reserves for loss and loss adjustment expenses. LMC Capital is not an actuary and assumed that the reserves for loss and loss adjustment expenses as represented in various financial statements, reports, analyses and projections are sufficient to cover claims. LMC Capital did not undertake and was not provided with any independent valuation or appraisal of our assets or liabilities, nor did it physically inspect our property or evaluate our solvency or fair value under the rules of bankruptcy or insolvency. LMC Capital is not a tax advisor and relied on the information, both provided by us and reflected in our published financial statements, to be accurate with respect to such issues, and LMC Capital did not undertake to independently verify that information nor did it engage a third party tax advisor to do so.

In its review of the information provided by us or available publicly, and in discussions with our senior management, LMC Capital noted the various pending regulatory proceedings, including the investigations and inquiries by the NY Attorney General, the New York State Insurance Department, and the New York State Workers Compensation Board Office of the Fraud Inspector General, and the various pending litigation matters in which we are involved. We advised LMC Capital that we could not predict the outcomes of the investigations or inquiries or if any or all of the legal actions against us would be decided adversely. We also advised LMC Capital that we could not predict what the injunctive relief, restitution, damages, penalties and costs of regulatory actions would be, or what the effect on our results of operations, financial condition or cash flows would be from adverse decisions in any or all of the various pending litigation. We also informed LMC Capital of the possibility of a material adverse effect as a result of the regulatory and litigation outcomes. LMC Capital is not a law firm or expert in regulatory matters. LMC Capital did not review or evaluate, nor did it engage counsel or other professionals to review or evaluate, the pending litigation or the regulatory proceedings. With the exception of estimates provided by management of a potential settlement with the NY Attorney General, LMC Capital did not estimate the probabilities of regulatory penalties or adverse decisions in pending litigation or estimate their effect, material or otherwise, on us, our business, results of operations, financial condition or cash flows.

LMC Capital’s opinion was based on current information as of the date of its opinion, including, but not limited to, current financial and economic conditions. As noted in the opinion, the credit, financial and stock markets have been experiencing unusual volatility, and LMC Capital expressed no opinion or view as to any potential effects of such volatility on us or the amalgamation. It should be understood that subsequent developments, including future changes to current financial and economic factors, may affect LMC Capital’s opinion, and LMC Capital does not have any obligation to update, revise or reaffirm its opinion. The issuance of the opinion was approved by LMC Capital’s fairness opinion committee.

The following represents a brief summary of the material financial analyses presented by LMC Capital to our special transaction committee and board of directors in connection with its opinion. The financial analyses summarized below include information presented in tabular format. In order to fully understand the financial analyses performed by LMC Capital, the tables must be read together with the text of each summary. The tables alone do not constitute a complete description of the financial analyses performed by LMC Capital. Considering the data set forth in the tables below without considering the full narrative description of the financial analyses, including the methodologies and assumptions underlying the analyses, could create a misleading or incomplete view of the financial analyses performed by LMC Capital. Except as otherwise noted, the following information is based on data as it existed as of September 20, 2010 and is not necessarily indicative of current market conditions.

Comparable Publicly Traded Companies Analysis. Using publicly available information, LMC Capital compared our performance and market valuation to certain property and casualty insurance companies. The companies selected for comparison were:

·	First Mercury Financial Corporation

·	Seabright Holdings, Inc.

·	Hallmark Financial Services, Inc.

·	American Safety Insurance Holdings, Ltd.

·	Mercer Insurance Group, Inc.

·	Eastern Insurance Holdings, Inc.

·	Kingsway Financial Services, Inc.

·	First Acceptance Corporation

·	Penn Millers Holding Corporation

·	Affirmative Insurance Holdings, Inc.

·	Unico American Corporation

·	Gainsco, Inc.

·	21st Century Holding Company

·	Kingstone Companies, Inc.

LMC Capital selected these companies based on two factors: (1) all were publicly traded, as of September 20, 2010, property and casualty insurance companies with market capitalization equal to or less than $180 million and (2) none of the selected companies had been publicly announced as a takeover target. Although none of the companies selected is identical to us, LMC Capital determined that the closest comparable companies were Seabright Holdings, Inc. and Eastern Insurance Holdings, Inc., both of which primarily write workers’ compensation insurance.

LMC Capital focused on two commonly used valuation metrics: (1) price to earnings per share (EPS) and (2) price to shareholders’ equity value (book value) as determined under generally accepted accounting principles, which we refer to as “GAAP.” LMC Capital calculated these ratios using the respective companies’ closing, per share stock prices as well as their most recent consensus analyst estimates and most recently reported GAAP shareholders’ equity value.

The following table displays a summary of the comparable publicly traded companies’ analysis:

		Selected Comparable Companies
	MAJC	Mean		Median		Low		High
Share price / 2010 estimated earnings per share	—	15.3	x	9.2	x	7.1	x	43.4	x
Share price / 2011 estimated earnings per share	—	10.6	x	9.0	x	5.9	x	15.6	x
Share price / book value per share	7%	59%		59%		35%		77%

LMC Capital’s analysis showed that the median range of share price to 2010 estimated earnings per share was 9.2 times and the median price to 2011 estimated earnings per share was 9.0 times. Since our earnings per share estimates are negative, LMC Capital was not able to use the median estimated operating earnings per share or a range of the estimated operating earnings per share to derive an implied equity value of the common and Class B shares.

LMC Capital noted that on a price to book basis the common shares are trading at a price per share that is materially lower than our peers. The median price to book value per share for comparable companies was 59%, which produced an implied equity value of the common shares of $1.82 per share when the median price to book was multiplied by our reported book value per share. The median of the most comparable companies by line of business (Seabright Holdings, Inc. and Eastern Insurance Holdings, Inc.) also produced a median price to book value per share of 59%.

Precedent Transactions Analysis. LMC Capital compared our proposed amalgamation with Bayside to certain property and casualty insurance company acquisition transactions that have occurred since 2008. LMC Capital examined the following transactions announced after January 1, 2008, in which the target’s business included workers’ compensation insurance as a significant component and which had a deal value of less than $250 million:

Target	Acquirer
Michigan Insurance Co.	Donegal Group Inc.
PMA Capital Corp.	Old Republic International Corp.
Argonaut-Southwest Insurance Company	Patriot Risk Management Inc.
Specialty Underwriters’ Alliance	Tower Group, Inc.
AmCOMP, Inc.	Employers Holdings, Inc.

For each set of precedent transactions, LMC Capital focused on two commonly used valuation metrics: implied equity value per share (deal value per share) to earnings per share and implied equity value per share (deal value per share) to statutory capital and surplus value per share (book value per share). In the case of the publicly traded company being acquired, GAAP equity value was used in the place of statutory capital and surplus. The ratios were calculated using the respective companies’ closing per share stock prices as well as their most recent consensus analyst estimates and reported statutory capital and surplus or GAAP shareholders’ equity value.

The following table displays a summary of the precedent transaction analysis:

		Precedent Transaction Analysis
	MAJC	Mean		Median		Low		High
Deal value per share / estimated earnings per share	—	16.5	x	14.8	x	7.8	x	26.9	x
Deal value / book value	14.6%	93.6%		109.9%		54.6%		113.5%

For the selected transactions, LMC Capital’s analysis shows that minimum implied equity value per share was 7.8 times current year EPS and the maximum implied equity value per shares was 26.9 times current year EPS. Since our earnings per share estimates are negative, LMC Capital was not able to use the median estimated operating earnings per share or a range of the estimated operating earnings per share to derive an implied equity value for our common and Class B shares.

From a deal value to book value perspective, the amalgamation consideration of $0.45 per share represents a valuation of 14.6% of our most recently reported GAAP shareholder’s equity. The deal value to book value in the comparable analysis ranged from a minimum of 54.6% to a maximum of 113.5%, which produced an implied equity value of our common and Class B shares in the range of $1.69 to $3.51 per share.

Takeover Premium Analysis. LMC Capital compared the projected takeover premium in the amalgamation to actual takeover premiums received in certain property and casualty insurance company acquisition transactions involving public companies that occurred in 2010. LMC Capital examined the following transactions:

Target	Acquirer
American Physicians Service Group Inc.	ProAssurance Corp.
NYMAGIC, Inc.	ProSight Specialty Insurance, Inc.
American Physicians Capital, Inc.	Doctors Company
PMA Capital Corp.	Old Republic International Corp.
Bancinsurance Corp.	Fenish, LLC
Zenith National Insurance Corp.	Fairfax Financial Holdings, Ltd.

In its analysis, LMC Capital calculated the takeover premium relative to the closing price of the common shares on the day prior to the announcement of the amalgamation, as well as the average closing prices for the 30 and 90 days prior to the announcement. The following table sets forth a summary of the takeover premium analysis:

		Takeover Premium Analysis
	MAJC	Mean	Median	Low	High
Premium to prior day closing price	105%	33%	27%	16%	70%
Premium to 30-day average closing price	99%	31%	30%	3%	62%
Premium to 90-day average closing price	64%	29%	29%	10%	64%

Discounted Cash Flow Analysis. LMC Capital performed a discounted cash flow analysis to produce a range for the implied present value per share of our common and Class B shares, assuming we continue to operate as a stand-alone entity.

The discounted cash flow model was based on projections of distributable earnings to the shareholders of Majestic Capital. Since Majestic Capital has never paid dividends on its common or Class B shares, LMC Capital relied on management’s projections to estimate the amount of dividends our insurance subsidiaries could pay to Majestic Capital. This was then added to other estimated income of Majestic Capital and projected expenses of Majestic Capital were subtracted to compute the amount that could theoretically be paid first to our debt holders and then distributed to shareholders.

LMC Capital used the management projections to model, among other things, holding company expenses related to debt service and public company and other general corporate expenses. The projections of our future results of operations and financial condition were approved for use in conjunction with LMC Capital’s analysis by our management.

LMC Capital noted that we are currently deferring our regularly scheduled quarterly interest payments on our trust preferred securities, and until such deferred interest amounts are paid, we are prohibited from making dividend payments or distributions to shareholders. Therefore, LMC Capital did not assign any distributable amounts to shareholders until such deferred amounts were paid. In addition, LMC Capital noted that we are currently subject to an agreement with the California Department of Insurance that provides we will not pay dividends without prior approval of the Department. Accordingly, LMC Capital assumed that we would be able to pay future dividends to shareholders as projected, but noted that this was for purposes of analysis only, and does not indicate that dividends will be paid by us or allowed by our regulators.

LMC Capital estimated the range for the implied present value per common and Class B share by varying a range of discount value from 11% to 14% and terminal value as calculated using a range of stable growth rates between 1% and 4%.

LMC Capital’s analysis resulted in a range for the implied present value of the common and Class B shares of $0.05 to $0.14 per share.

LMC Capital noted that discounted cash flow analysis is a generally accepted and proven valuation technique, but that it has limitations, and relies on numerous assumptions, which may include but are not limited to, projected earnings, perpetuity growth rates, terminal values and discount rates. As the cash flows of insurance companies are typically regulated, and may be paid to holding companies in the form of dividends only as allowed by domiciliary regulators of each insurance company, LMC Capital selected a distributable earnings analysis. This analysis did not purport to be indicative of the actual values or expected values of our common and Class B shares.

Liquidation Valuation Analysis. LMC Capital performed a liquidation analysis utilizing estimates of values that could be achieved if our assets were sold in an orderly fashion over a period of time. As is customary for this type of analysis, it is based on numerous assumptions and estimates rather than independent third-party appraisals. Accordingly, there can be no assurance that the values implied by the liquidation analysis would be realized if a liquidation were conducted, and actual results and proceeds could vary materially from those implied by the liquidation analysis described below.

LMC Capital considered our current financial position, which included the value of the shares of Majestic Insurance Company and Twin Bridges and other holding company assets, and the proceeds that could be recovered from a sale of these assets. The values of the shares of Majestic Insurance Company and Twin Bridges were estimated using a range based on recent sales of workers’ compensation insurance companies with low or negative returns on equity at the time of their announced transactions. The estimated proceeds resulting from such sales would be utilized to pay the total amount of our liabilities, including our trust preferred securities and other senior debt, with remaining amounts, if any, paid to shareholders.

The liquidation analysis was based on estimated December 31, 2010 carrying values, which were reviewed and approved by our management. The liquidation analysis implied that if a liquidation were to occur, there would be a value available to shareholders ranging from a deficit of ($18.8) million, or ($1.09) per common and Class B share, to $4.2 million, or $0.24 per common and Class B share.

Historical Trading Analysis. LMC Capital compared the amalgamation consideration per share to the historical trading prices and volume-weighted average closing prices, which we refer to as VWAP, per common share for the period from October 26, 2009 through September 20, 2010. The following table sets forth a summary of the analysis:

	Price per share	Implied Premium
Amalgamation consideration	$0.45	—
Majestic closing price as of September 20, 2010	0.22	105%
30-day trailing VWAP	0.22	101%
90-day trailing VWAP	0.30	52%
52-week high (October 26, 2009)	1.19	(62%)
52-week low (June 4, 2010)	0.16	181%

Miscellaneous. Neither LMC Capital nor its affiliates had provided any investment banking or financial services to us or our affiliates prior to its engagement on September 9, 2010. LMC Capital received a fee of $85,000 for rendering its opinion in connection with the amalgamation, and no portion of this fee is contingent upon the successful completion of the proposed amalgamation. We also agreed to reimburse LMC Capital for its expenses incurred in connection with its services and to indemnify LMC Capital against certain liabilities arising out of its engagement.

The preparation of a fairness opinion is a complex process and is not necessarily susceptible to a partial analysis or summary description. LMC Capital believes that its analyses must be considered as a whole and that selecting portions of its analyses, without considering the analyses taken as a whole, would create an incomplete view of the process underlying the analyses set forth in its opinion. In addition, LMC Capital considered the results of all such analyses and did not assign relative weights to any of the analyses, but rather made qualitative judgments as to the significance and relevance of each analysis and factor. As a result, the ranges of valuations resulting from any particular analysis described above should not be taken to be LMC Capital’s view of the actual value of our company.

In performing its analyses, LMC Capital made numerous assumptions with respect to industry performance, general business, economic and regulatory conditions and other matters, many of which are beyond our control. The analyses performed by LMC Capital are not necessarily indicative of actual values, trading values or actual future results which might be achieved, all of which may be significantly more or less favorable than suggested by such analyses. Such analyses were provided to the special transaction committee and our board of directors and were prepared solely as part of LMC Capital’s analysis of the fairness, from a financial point of view, to the shareholders of Majestic Capital of the consideration to be received by them in connection with the proposed amalgamation. The analyses do not purport to be appraisals or to reflect the prices at which such companies or their securities may actually be sold, and such estimates are inherently subject to uncertainty. The amalgamation consideration was determined through arm’s-length negotiation between Lancer and us and was approved by our board of directors. LMC Capital did not recommend any specific amalgamation consideration to us or our board of directors or advise us or our board of directors that any specific amalgamation consideration constituted the only appropriate consideration for the amalgamation. The decision to enter into the amalgamation agreement was solely that of our board of directors. The opinion of LMC Capital was one of many factors taken into consideration by our board of directors in making its determination to approve the amalgamation. Consequently, the analyses described above should not be viewed as determinative of our board of directors’ or our management’s opinion with respect to the value of our company. We placed no limits on the scope of the analyses performed, or opinion expressed, by LMC Capital.

Financing

We estimate that the total amalgamation consideration is approximately $7.8 million, assuming that no shareholder validly exercises and perfects his, her or its dissenters’ rights. This amount will be paid by Bayside from the proceeds of a borrowing under a loan commitment that has been provided by Lancer. Lancer will rely on its cash on hand to fulfill its obligation under the loan commitment. Lancer has guaranteed the satisfaction of any final judgment Majestic Capital obtains against Bayside or Amalgamation Sub for specific performance of their obligations under the amalgamation agreement. See “The Amalgamation Agreement ― Lancer Guaranty” beginning on page 58.

Interests of Majestic Capital’s Directors and Executive Officers in the Amalgamation

In considering the recommendation of our board of directors with respect to the amalgamation, you should be aware that some of our directors and executive officers may have interests in the amalgamation that are different from, or in addition to, the interests of shareholders generally. These interests may present them with actual or potential conflicts of interest. Our board of directors was aware of these interests and considered them, among other matters, in approving the amalgamation agreement and recommending that shareholders approve the amalgamation proposal. See “The Amalgamation — Recommendation of Majestic Capital’s Board of Directors and Its Reasons for the Amalgamation.”

Treatment of Restricted Shares

The terms of our 2005 Long Term Incentive Plan and restricted share award agreements between us and our non-employee directors and executive officers provide that all unvested restricted common shares vest upon a change in control transaction. The amalgamation will constitute a change in control transaction. Therefore, upon completion of the amalgamation, all then-outstanding restricted shares, whether or not then vested, held by our directors and executive officers will be converted into the right to receive the amalgamation consideration for each restricted share awarded. The table below sets forth, as of January 18, 2011, for each of our directors and executive officers the number of restricted common shares held by such persons and the cash payment that will be made to such persons with respect to such restricted shares upon completion of the amalgamation.

Unvested Stock-Based Awards Accelerated Due to the Amalgamation
	Number of Unvested Shares(1)	Value of Unvested Shares ($)(2)
David M. Birsner	1,752	7,884
Daniel G. Hickey, Sr.	1,752	7,884
Keith S. Hynes	1,752	7,884
Charles I. Johnston	1,752	7,884
Philip J. Magnarella	1,752	7,884
Salvatore A. Patafio	1,752	7,884
Louis Rosner	1,752	7,884
James J. Scardino	6,666	29,997
Louis J. Viglotti	—	—
Chester J. Walczyk	—	—

(1)	The number of unvested shares has been adjusted for the 1-for-10 reverse share split.

(2)	Based on the amalgamation consideration of $4.50 per share (as adjusted for the 1-for-10 reverse share split), excluding any withholding or other applicable taxes.

Continued Employment of Executive Officers

Condition to the Amalgamation. Completion of the amalgamation requires each of our executive officers to enter into a voluntary written termination of his employment agreement in a form acceptable to Bayside.

Mr. Scardino and Mr. Walczyk. Mr. Scardino and Mr. Walczyk are currently parties to employment agreements with us. Effective November 1, 2010, Mr. Scardino and Mr. Walczyk entered into agreements terminating their respective written employment agreements with us, subject to and conditioned upon completion of the amalgamation. In consideration, Bayside advised Mr. Scardino and Mr. Walczyk that, following the amalgamation, they will be employed “at-will” by us in their current role and responsibilities at substantially similar wages and benefit levels. Mr. Scardino’s and Mr. Walczyk’s respective existing employment agreements with us will remain in full force and effect in accordance with their respective terms until immediately prior to completion of the amalgamation or if the amalgamation is not completed.

Mr. Viglotti. We and Mr. Viglotti are parties to an employment agreement dated November 22, 2005. We, Bayside and Mr. Viglotti have agreed in principle to amend the employment agreement in order satisfy the condition to completion of the amalgamation. The agreement in principle provides that Mr. Viglotti’s employment agreement will be amended to eliminate any payments or benefits to Mr. Viglotti as a result of a change-of-control and will terminate by its terms on December 27, 2011, after which Mr. Viglotti will be employed “at-will.” The amendment will be effective immediately prior to the effective time of the amalgamation and is subject to and conditioned upon completion of the amalgamation. As of the date of this proxy statement, we, Bayside and Mr. Viglotti are working to document the foregoing agreement in principle.

The employment agreement provides that Mr. Viglotti (a) will receive an annual base salary of not less than $300,000, (b) is eligible to receive an annual incentive award with a target award opportunity of 50% of his base salary and a maximum bonus opportunity of no less than 75% of base salary, and (c) will receive $11,700 per year for a car allowance and $10,000 per year for financial counseling. If we terminate Mr. Viglotti’s employment without “cause” (as defined in the employment agreement) or if Mr. Viglotti terminates his employment for “good reason” (as defined in the employment agreement) prior to December 27, 2011, he will be entitled to receive: (i) severance pay equal to the sum of (A) his annual base salary immediately prior to the termination date and (B) an annual incentive opportunity for the year in which the termination occurs assuming target performance would have been achieved; (ii) a pro rata unpaid annual incentive award payable for the year in which termination occurs, assuming target performance would have been achieved; and (iii) the continuation of any welfare benefit programs for 12 months at our cost.

Indemnification of Directors and Officers; Insurance

For six years after the effective time, Bayside and the amalgamated company will indemnify and hold harmless our current and former directors and officers for acts or omissions occurring on or prior to the effective time to the fullest extent provided in the bye-laws of Majestic Capital on the date of the amalgamation agreement, except that such indemnification will be subject to any limitation imposed under applicable law. In addition, Bayside and the amalgamated company will indemnify and hold harmless our current executive officers for acts or omissions occurring on or prior to the effective time to the fullest extent provided for under their written employment agreements as in effect immediately prior to the completion of the amalgamation, subject to applicable law.

Subject to limitations regarding the cost of coverage set forth in the amalgamation agreement, Bayside will cause the amalgamated company to purchase a “run-off” directors and officers’ insurance and indemnification policy for our current and former directors and officers providing coverage for events occurring before the completion of the amalgamation for a period of not less than six years from the completion, on terms and conditions similar to our existing directors’ and officers’ insurance and indemnification policies.

Regulatory Approvals

Antitrust

The acquisition transaction is subject to antitrust laws. However, because we believe that the amalgamation is not subject to the reporting and waiting period provisions of the HSR Act, no filings have been made or are presently contemplated with the DOJ and the FTC. Nevertheless, the DOJ or the FTC as well as, in certain circumstances, state attorneys general or private persons, may challenge the amalgamation at any time before or after its completion.

Insurance Regulations and Certain Other Regulatory Matters

The insurance laws and regulations of all 50 U.S. states, the District of Columbia, Puerto Rico and the U.S. Virgin Islands generally require that, prior to the acquisition of control of an insurance company, either through the acquisition of or amalgamation with the insurance company or a holding company of that insurance company, the acquiring party obtain approval from the insurance commissioner of the insurance company’s state of domicile and any state in which the insurance company is commercially domiciled. As of the date of this proxy statement, Bayside has not obtained approval under the applicable state insurance laws that are required to complete the amalgamation.

In November 2010, Bayside filed an application for approval of the amalgamation with the California Department of Insurance, the state in which our domestic insurance company subsidiary is domiciled. In December 2010, the California Department of Insurance contacted Bayside regarding its application and informed Bayside that certain issues had arisen in connection with the application and that additional information would be required from Bayside. Bayside has provided certain of the requested additional information and is in the process of completing its response to the Department’s issues and request for information. There can be no assurance that Bayside will be able to resolve the California Department of Insurance’s concerns and that the California Department of Insurance will provide the approval required under applicable California insurance laws.

In addition, approvals or clearances from regulatory bodies in Bermuda are conditions to the completion of the amalgamation, including, without limitation, the notification and/or consent requirements of the Bermuda Monetary Authority under the Bermuda Insurance Act 1978 and the Exchange Control Act 1972. On December 14, 2010, the Bermuda Monetary Authority approved the amalgamation under the Exchange Control Act 1972 and the transfer of shares and the change of ownership of Twin Bridges (Bermuda), Ltd., our Bermuda domiciled insurance subsidiary.

Notice to or approvals of regulatory bodies in other jurisdictions may be required in connection with the amalgamation. We do not currently anticipate that our pursuit of any other notifications, clearances or approvals will delay or restrict completion of the amalgamation.

We do not believe that we are required to obtain any other material pre-closing regulatory approvals or provide filings or notices in connection with the amalgamation, other than filings or notices required under federal securities laws, filing a certificate of merger in Delaware and filing an application to register the amalgamation pursuant to the Bermuda Companies Act 1981.

Delisting and Deregistration of the Common Shares

If the amalgamation is completed, the common shares will be delisted from the NASDAQ Capital Market and deregistered under the Exchange Act. Thereafter, the provisions of the Exchange Act will no longer apply to us, including the requirements to file periodic reports with the SEC and to furnish a proxy or information statement to shareholders in connection with meetings of shareholders.

Anticipated Accounting Treatment of the Amalgamation

The amalgamation will be accounted for as a “purchase transaction” for financial accounting purposes, in accordance with GAAP.

Material U.S. Federal Income Tax Consequences of the Amalgamation

The following is a summary of certain material U.S. federal income tax consequences of the amalgamation to U.S. and non-U.S. holders (each as defined below) of common and Class B shares whose shares are converted into the right to receive cash in the amalgamation. The summary is for general information purposes only and does not address all aspects of U.S. federal income taxation that might be relevant to holders of shares. The summary is based on current provisions of the Internal Revenue Code of 1986, as amended, which we refer to in this proxy statement as the “Code,” existing, proposed and temporary regulations promulgated thereunder, administrative rulings and pronouncements and judicial decisions, all as in effect on the date hereof and all of which are subject to change, possibly with retroactive effect. No ruling has been or will be sought from the Internal Revenue Service with respect to the statements made and the conclusions set forth below, and the Internal Revenue Service is not precluded from taking contrary positions. There can be no assurance that the Internal Revenue Service will not take a different position concerning the U.S. federal income tax consequences of the amalgamation or that any such position would not be sustained by a court of competent jurisdiction.

The following summary applies only to holders of common and Class B shares who hold such shares as capital assets within the meaning of Section 1221 of the Code (generally, property held for investment). The summary does not address special tax situations including, but not limited to, those that may apply to holders who hold their shares as part of a hedge, straddle, constructive sale or conversion transaction or who are subject to special tax treatment under the Code (such as dealers in securities or foreign currency, insurance companies, other financial institutions, regulated investment companies, real estate investment trusts, tax-exempt organizations, individual retirement and other tax-deferred accounts, S corporations, holders who elect the mark-to-market method of accounting, who acquired their shares as compensation, whose functional currency is not the U.S. dollar, who exercise dissenters’ rights, are subject to the U.S. federal alternative minimum tax or who own or owned (or are treated as owning or having owned) 10% or more of the voting power of the Company). This summary also does not address the U.S. federal income tax consequences of the amalgamation to a holder who receives amalgamation consideration as the result of the vesting of restricted shares under our 2005 Long Term Incentive Plan or who purchased shares under our 2007 Employee Stock Purchase Plan. Such holders should consult their own tax advisors as to the tax consequences of the amalgamation to them.

The summary does not address any aspect of the U.S. federal alternative minimum tax, gift or estate taxes, or any foreign, state or local tax laws that may be applicable to a holder of common or Class B shares.

The following summary is not intended to constitute a complete description of all U.S. federal income tax consequences of the amalgamation. Because individual circumstances may differ, you are urged to consult your own tax advisor as to the particular tax consequences to you of the amalgamation, including the application and effect of state, local, foreign and other tax laws.

U.S. Holders

As used in this discussion, a U.S. holder is any beneficial owner of shares who is treated for U.S. federal income tax purposes as:

·	an individual citizen or resident of the United States;

·
a corporation, or other entity treated as a corporation for U.S. federal income tax purposes, that is created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

·	an estate, the income of which is subject to U.S. federal income tax regardless of its source; or

·
a trust if (a) its administration is subject to the primary supervision of a U.S. court and one or more U.S. persons have the authority to control all of its substantial decisions or (b) it has in effect a valid election to be treated as a U.S. person for U.S. federal income tax purposes.

If a partnership (or other entity treated as a partnership for U.S. federal income tax purposes) holds common or Class B shares, the tax treatment of a partner in such partnership generally will depend on such partner’s status and the activities of the partnership. Partnerships and their partners should consult their tax advisors regarding the U.S. federal income tax consequences to them of the amalgamation.

Tax Consequences of the Amalgamation. The receipt by a U.S. holder of cash in exchange for common or Class B shares pursuant to the amalgamation will be a taxable transaction for U.S. federal income tax purposes. In general, a U.S. holder who receives cash in exchange for shares pursuant to the amalgamation will recognize gain or loss for U.S. federal income tax purposes equal to the difference, if any, between the amount of cash the U.S holder receives with respect to such shares and the U.S. holder’s adjusted tax basis in such shares. Gain or loss will be determined separately for each block of shares (that is, shares acquired at the same price per share in a single transaction) surrendered for cash pursuant to the amalgamation. In general, such gain or loss will be capital gain or loss, and will be long-term capital gain or loss if the U.S. holder’s holding period for such shares is more than one year as of the effective date of the amalgamation. Any gain generally will be U.S. source gain that is “passive income” for foreign tax credit limitation purposes. The maximum U.S. federal income tax rate on net long-term capital gain recognized by non-corporate holders, including individuals, is 15% for taxable years beginning before January 1, 2013, and 20% for taxable years thereafter. The maximum U.S. federal income tax rate on net long-term capital gain recognized by a corporation is 35%. Capital losses are subject to limitations on deductibility for both corporations and individuals.

Any gain realized by a U.S. holder in the amalgamation would be treated as a dividend to the extent of our earnings and profits (determined under U.S. federal income tax principles) during the period that the U.S. holder held shares if we would be treated as a “controlled foreign corporation” for “related person insurance income” purposes (generally, if U.S. persons own 25% or more of our shares by vote or value, whether directly, indirectly through foreign entities, or by application of the constructive ownership rules) and we would be taxed as an insurance company if we were a domestic corporation. Existing Treasury Regulations do not address whether this treatment would apply if we have a subsidiary that would be taxed as an insurance company if it were a domestic corporation, but we would not be taxed as an insurance company if we were a domestic corporation.  U.S. holders should consult their tax advisors concerning the application and effect of this rule to them.

If we were to be a “passive foreign investment company,” a U.S. holder would be subject to a penalty tax on gain recognized in the amalgamation (unless such U.S. holder made a “qualified electing fund election” or “mark-to-market” election with respect to such U.S. holder’s shares). In general, a passive foreign investment company is a foreign corporation if (1) 75% or more of its gross income constitutes “passive income” or (2) 50% or more of its assets produce passive income or are held for the production of passive income. For these purposes, passive income generally includes interest, dividends, annuities and other investment income. The relevant statutory provisions contain an express exception for income derived in the active conduct of an insurance business by a corporation that is predominantly engaged in an insurance business. This exception is intended to ensure that income derived by a bona fide insurance company is not treated as passive income, except to the extent such income is attributable to financial reserves in excess of the reasonable needs of the insurance business. We believe that, for this purpose, our insurance company subsidiaries will be considered to be predominantly engaged in an insurance business and that none of them has financial reserves in excess of the reasonable needs of its insurance businesses. These statutory provisions also contain a look-through rule stating that, for purposes of determining whether a foreign corporation is a passive foreign investment company, such foreign corporation shall be treated as if it received “directly its proportionate share of the income . . .” and as if it “held its proportionate share of the assets . . .” of any other corporation in which it owns at least 25% by value of the shares. While no explicit guidance is provided by the statutory language, under this look-through rule, we believe that we should be deemed to own the assets and to have received the income (characterized as non-passive income) of our insurance company subsidiaries directly for purposes of determining whether we qualify for this insurance exception and, consequently, that we should not be treated as a passive foreign investment company.  U.S. holders should consult their tax advisors concerning the application and effect of this rule to them.

Information Reporting and Backup Withholding Requirements. Payments made to a U.S. holder in connection with the amalgamation will be subject to information reporting and may be subject to backup withholding for U.S. federal income tax purposes, currently at a 28% rate. Backup withholding generally will apply only if the beneficial holder fails to furnish a correct taxpayer identification number or otherwise fails to comply with applicable backup withholding rules and certification requirements. Each U.S. holder should complete and sign the substitute Form W-9 that will be part of the letter of transmittal to be returned to the paying agent in order to provide the information and certification necessary to avoid backup withholding, unless an applicable exemption exists and is proved in a manner acceptable to the paying agent. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules will be allowable as a refund or credit against a U.S. holder’s U.S. federal income tax liability provided the required information is furnished to the Internal Revenue Service in a timely manner.

Non-U.S. Holders

As used herein, “non-U.S. holder” means a beneficial owner of common or Class B shares that is neither a U.S. holder, a partnership (or entity treated as a partnership for U.S. federal income tax purposes), nor a former citizen or long-term resident of the United States. Non-U.S. holders are subject to special U.S. federal income tax considerations, some of which are discussed below.

Tax Consequences of the Amalgamation. Any gain realized on the receipt of cash in the amalgamation by a non-U.S. holder generally will not be subject to U.S. federal income tax unless:

·
the non-U.S. holder is an individual who is present in the United States for 183 days or more in the taxable year of the amalgamation, and certain other conditions are met, in which case such non-U.S. holder generally will be subject to a tax equal to 30% (or, if applicable, a lower treaty rate) of the non-U.S. holder’s net gain realized in the amalgamation, which may be offset by U.S. source capital losses; or

·
the gain is effectively connected with the conduct of a trade or business of the non-U.S. holder in the United States (and, if required by an applicable income tax treaty, is attributable to a United States permanent establishment of the non-U.S. holder), in which case such non-U.S. holder will be subject to U.S. federal income tax on that gain on a net income basis in the same manner as if such non-U.S. holder were a U.S. holder. In addition, a corporate non-U.S. holder may be subject to a branch profits tax equal to 30% (or, if applicable, a lower treaty rate) of the effectively connected earnings and profits attributable to such gain, subject to adjustments.

Each non-U.S. holder should consult with its own tax advisors regarding whether it will be subject to U.S. federal income tax as a result of the amalgamation and whether any applicable income tax treaty may provide for rules different from those set forth above.

Backup Withholding and Information Reporting. Backup withholding of tax (currently at the rate of 28%) may apply to cash payments made to a non-corporate non-U.S. holder in the amalgamation, unless the holder or other payee certifies under penalty of perjury that it is a non-U.S. holder (and the payor does not have actual knowledge or reason to know that the holder is a United States person as defined in the Code), in the manner described in the letter of transmittal and otherwise complies with the backup withholding rules or otherwise establishes an exemption in a manner satisfactory to the paying agent.

Backup withholding is not an additional tax. Any amounts withheld from cash payments to a non-U.S. holder pursuant to the amalgamation under the backup withholding rules will be allowable as a refund or a credit against such holder’s U.S. federal income tax liability, if any, provided the required information is timely furnished to the Internal Revenue Service.

Cash payments made to a non-U.S. holder pursuant to the amalgamation may be subject to information reporting, unless the non-U.S. holder establishes an exemption.

The U.S federal income tax consequences set forth above are not intended to constitute a complete description of all tax consequences of the amalgamation. Because individual circumstances may differ, each shareholder should consult the shareholder’s tax advisors regarding the applicability of the rules discussed above to the shareholder and the particular tax effects to the shareholder of the amalgamation in light of such shareholder’s particular circumstances, the application of state, local and foreign tax laws, and, if applicable, the tax consequences of the receipt of cash in connection with the vesting of restricted shares.

Other Information – Proposed Settlement with the State of New York

After extensive negotiations over an 11 month period, on September 30, 2010, we and the New York State Office of the Attorney General and the New York State Workers’ Compensation Board, which we collectively refer to as the “State of New York,” entered into a memorandum of understanding outlining a proposed settlement with the State of New York on the following terms and conditions:

·	we will pay $4.6 million in cash to the State of New York;

·	our errors and omissions insurance carrier will pay $2.5 million to the State of New York;

·	we will turn over to the State of New York $4.1 million we have not yet paid under the severance agreements with our former co-chief executive officers;

·
certain of our current directors and current and former officers will assign to the State of New York the proceeds received on the sale of an aggregate of approximately 120,000 common shares owned by such persons;

·	we will commute, on an undiscounted basis, our loss reserves currently held on excess insurance policies we issued to four of the self-insured groups previously managed by CRM;

·
we will forego our rights to disclaim coverage and/or impose penalties for late notice for certain claims arising under certain excess insurance policies we issued to the self-insured groups previously managed by CRM; and

·	we will adjust the attachment points and increase policy limits on certain aggregate insurance polices we issued to certain self-insured groups previously managed by CRM.

The completion of the settlement is subject to the following conditions:

·	approval of the California Department of Insurance and the Bermuda Monetary Authority;

·	negotiation and execution of one or more definitive settlement agreements;

·
releases granted in favor of us and our subsidiaries and affiliates by the State of New York, the self-insured groups previously managed by CRM, all members of the self-insured groups previously managed by CRM and any party related to any of foregoing; and

·	other customary conditions.

If completed, the proposed settlement would resolve the claims by the State of New York and certain lawsuits that are described in Note 12 of the Notes to our Consolidated Financial Statements included in our Quarterly Report on Form 10-Q for the quarter ended September 30, 2010.

We recorded a reserve of $4.6 million during the quarter ended September 30, 2010 for the amount to be paid by us to the State of New York, and except for legal fees to complete the settlement, we do not expect to incur further charges as a result of the proposed settlement. The memorandum of understanding values the proposed settlement at approximately $41 million.

We deny all liability with respect to the facts and claims alleged in the investigation and lawsuits. However, because it will eliminate the uncertainty, distraction, burden and expense of further litigation, we have agreed to the terms of the proposed settlement described above.

There can be no assurance that we will ultimately enter into any definitive settlement agreement with the State of New York or that the other conditions described above will be satisfied. In such event, the proposed settlement as contemplated by the memorandum of understanding may be terminated.

If the proposed settlement is not completed, we intend to defend the investigation and lawsuits vigorously. If this were to occur, these matters, or other claims or lawsuits that may arise later, if decided adversely to or settled by us, individually or in the aggregate, could require us to pay significant damage amounts and could result in a material adverse effect on our business, results of operations, financial condition and cash flows. Defending such actions would divert financial and management resources and result in a general business disruption, and we could continue to suffer from adverse publicity and harm to our reputation, regardless of whether the allegations are valid or whether we are ultimately successful in our defense of the action. We cannot estimate what impact, if any, the litigation may have on our business reputation, results of operations, financial condition or cash flows.

A settlement with the State of New York is not a condition to completion of the amalgamation.

THE AMALGAMATION AGREEMENT

Following is a summary of the material provisions of the amalgamation agreement. The provisions of the amalgamation agreement are complicated and not easily summarized. This summary may not contain all of the information about the amalgamation agreement that is important to you. The amalgamation agreement is attached to this proxy statement as Annex A. The following summary is qualified in its entirety by reference to the amalgamation agreement which we encourage you to read carefully in its entirety.

Effective Time of Amalgamation

The amalgamation agreement provides for the amalgamation of Amalgamation Sub and Majestic upon the terms and subject to the conditions of the amalgamation agreement, including approval of the amalgamation proposal by the shareholders of Majestic Capital. The amalgamation will be completed at the effective time, which will be the time stated in certain filings with the Secretary of State of Delaware and the Registrar of Companies in Bermuda. Bayside and we are working to complete the amalgamation as quickly as possible. We cannot predict the exact effective time, because completion of the amalgamation is subject to certain conditions that are beyond our control.

Structure of Amalgamation

At the effective time, Amalgamation Sub and Majestic Capital will merge and amalgamate under the laws of Bermuda and the State of Delaware and the amalgamated company will continue as a Delaware corporation and a wholly owned subsidiary of Bayside.

Articles of Incorporation, Bylaws, and Directors and Officers of the Amalgamated Company

At the effective time:

·	the articles of incorporation of Amalgamation Sub will become the amalgamated company’s memorandum of association;

·	the bylaws of Amalgamation Sub will become the amalgamated company’s bylaws;

·	the directors of Amalgamation Sub immediately prior to the effective time will be the initial directors of the amalgamated company; and

·	the officers of Amalgamation Sub immediately prior to the effective time will be the initial officers of the amalgamated company.

Amalgamation Consideration

Each of the common and Class B shares issued and outstanding immediately before the effective time will automatically be cancelled, will cease to exist and will be converted into the right to receive the amalgamation consideration, other than common shares owned by:

·	Bayside, Amalgamation Sub or any of their subsidiaries;

·	us or any of our subsidiaries.

After the effective time, each holder of a certificate that represented common or Class B shares will have, and the certificate will represent, only the right to receive the amalgamation consideration.

Treatment of Restricted Share Awards

When the amalgamation is completed, each restricted common share that is outstanding, immediately prior to the effective time, will be cancelled and converted into the right to receive from Bayside and the amalgamated company an amount in cash, without interest and less any applicable withholding taxes, equal to the amalgamation consideration.

Payment for Shares and Exchange Procedures

Computershare Investor Services, which we refer to in this proxy statement as the “paying agent,” will act as the agent for the payment of amalgamation consideration upon surrender of share certificates that formerly represented the common and Class B shares and that at the effective time represent the right to receive the amalgamation consideration. After the effective time, Bayside will provide or cause the amalgamated company to provide to the paying agent the aggregate amount of cash necessary for payment of the amalgamation consideration upon surrender of certificates, which we refer to in this proxy statement as the “exchange fund.”

As promptly as practicable after the effective time, the paying agent will mail to each holder of record of a certificate for common and Class B shares that were converted into the right to receive the amalgamation consideration a letter of transmittal containing detailed instructions that explain how to surrender of certificates in exchange for the amalgamation consideration.

Promptly after a share certificate is surrendered for cancellation to the paying agent together with a properly executed letter of transmittal and other documents as may be required, the holder of the share certificate will receive an amount of cash equal to the product of $4.50 and the aggregate number of common and Class B shares represented by such share certificate. The share certificate so surrendered will be cancelled. Interest will not be paid or accrue in respect of amalgamation consideration. Holders of common or Class B shares should not return their share certificates with the enclosed proxy or send their share certificates until they receive a letter of transmittal with instructions for the surrender of share certificates.

In the event of a transfer of ownership of common or Class B shares that is not registered in our records, payment of amalgamation consideration may be made to someone other than the person in whose name the surrendered share certificate is registered, if such certificate is properly endorsed and otherwise in proper form for transfer. The person requesting the exchange will be required to pay any transfer or other taxes required by reason of payment to a person other than the registered holder of such certificate or establish to the satisfaction of Bayside that such tax has been paid or is not applicable.

Representations and Warranties

The amalgamation agreement contains numerous representations and warranties made by Majestic Capital to Bayside and Amalgamation Sub and representations and warranties made by Bayside and Amalgamation Sub to Majestic Capital. The representations and warranties expire at the effective time. The respective representations and warranties were made for the benefit of the other party to the amalgamation agreement, and are not intended as statements of fact, but rather to allocate the risk to one of the parties if those statements prove to be incorrect. In particular, the representations and warranties made by the parties to each other in the amalgamation agreement have been negotiated among the parties with a principal purpose of establishing their respective obligations to complete the amalgamation should events or circumstances change or be different from those stated in the representations and warranties. Matters may change from the state of affairs contemplated by the representations and warranties. None of Majestic Capital, Bayside or Amalgamation Sub undertakes any obligations to publicly release any revisions to the representations and warranties, except as required under U.S. federal or other applicable securities laws. No other person is entitled to rely on any such representations or warranties.

The representations and warranties in the amalgamation agreement and the description of them in this proxy statement should be read in conjunction with the other information provided elsewhere in this proxy statement.

Representations and Warranties of Majestic Capital. The representations and warranties of Majestic Capital to Bayside and Amalgamation Sub are qualified by information in disclosure schedules that we delivered to Bayside and Amalgamation Sub in connection with signing the amalgamation agreement and that we refer to in this proxy statement as the “disclosure schedules.” While we do not believe that the disclosure schedules contain information that corporate or securities laws or other regulations require us to disclose publicly, other than information that has already been so disclosed, the disclosure schedules do contain information that modifies Majestic Capital’s representations and warranties in the amalgamation agreement. Accordingly, Majestic Capital’s representations and warranties in the amalgamation agreement should not be relied upon as characterizations of the actual state of facts, because such representations and warranties are qualified in important respects by the disclosure schedules and facts may have changed since the disclosure schedules were delivered and/or may change in the future. The disclosure schedules contain information that has been included in our public disclosures, as well as additional non-public information.

Majestic Capital’s representations and warranties to Bayside and Amalgamation Sub relate to the following matters, among others:

·	the due organization, valid existence and good standing of Majestic Capital and its subsidiaries;

·	ownership and capital structure of our subsidiaries;

·
our corporate power and authority to own, lease and operate our properties and assets and to carry on our business as now being conducted and as proposed to be conducted and our due qualification and good standing to do business in every jurisdiction in which the nature of our activities make qualification necessary;

·	the capital structure of Majestic Capital;

·	Majestic Capital’s corporate power and authority to enter into, and perform its obligations under, the amalgamation agreement and to complete the transactions contemplated thereby;

·	Majestic Capital’s due authorization, execution and delivery, and the enforceability against it, of the amalgamation agreement;

·
the absence of conflicts with, defaults or breaches under our organizational documents or contracts as a result of our execution, delivery and performance of the amalgamation agreement and the completion of the transactions contemplated thereby;

·	the recommendation by our board of directors that shareholders approve the amalgamation proposal;

·	our filings with the SEC since December 31, 2007, including our financial statements included in such filings;

·	our establishment and maintenance of disclosure controls and procedures required by rules promulgated under the Exchange Act;

·	our compliance with Nasdaq listing requirements;

·	the absence of undisclosed liabilities;

·	the absence of certain changes in or a material adverse effect on our business since December 31, 2009;

·
matters relating to the conduct of the business of our insurance subsidiaries and their compliance with applicable laws, regulations and reporting requirements of insurance regulatory government agencies; the determination of reserves for losses and loss adjustment expenses; and our brokers and agents;

·	the government consents, approvals, licenses, permits, orders or authorizations we require in connection with the amalgamation agreement or the completion of the transactions contemplated thereby;

·	the absence of proceedings pending or to our knowledge threatened against or affecting us as well as the absence of court or other government orders having a material adverse effect on us;

·	our material contracts and obligations and the absence of certain defaults thereunder;

·	the permits (other than insurance permits) required to operate our business and our possession and maintenance of such permits;

·	our benefit plans, employees and employment practices and other labor matters, including compliance with applicable labor laws and ERISA;

·	our payment, and compliance with laws related to payment, of taxes, and other tax matters;

·	our ownership, license and lawful use of intellectual property, and other intellectual property matters;

·	the real property and other assets we own and lease, and other real estate and personal property matters;

·	certain matters relating to insurance policies we maintain on our properties, assets and business;

·	ownership of our investment assets and compliance with our investment policy;

·	the receipt of a fairness opinion from our financial advisor;

·
the absence of broker’s, finder’s, financial advisor’s or other similar fees or commissions incurred by us in connection with any of the transactions contemplated by the amalgamation agreement (other than the fees payable to Macquarie and LMC Capital);

·	our compliance with the Foreign Corrupt Practices Act; and

·	the vote of shareholders required to approve the amalgamation proposal and to complete the amalgamation.

Material Adverse Effect. Some of the representations and warranties referred to above are qualified by a material adverse effect standard. See “— Closing Conditions — Material Adverse Effect” beginning on page 56.

Representations and Warranties of Bayside and Amalgamation Sub. The amalgamation agreement also contains representations and warranties made by each of Bayside and Amalgamation Sub to Majestic Capital relating to the following matters, among others:

·	the due organization, valid existence and good standing of Bayside and Amalgamation Sub;

·
the corporate power and authority of each of Bayside and Amalgamation Sub to own, lease and operate their respective properties and assets and to carry on their respective businesses as now being conducted and as proposed to be conducted and their due qualification and good standing to do business in every jurisdiction where the failure to be so qualified or in good standing would materially impair its ability to perform its obligations under the amalgamation agreement;

·	the ownership of Amalgamation Sub by Bayside;

·	the power and authority of Bayside and Amalgamation Sub to enter into, and perform their obligations under, the amalgamation agreement and to complete the transactions contemplated thereby;

·
the absence of conflicts with, defaults or breaches under Bayside’s and Amalgamation Sub’s organization documents or contracts as a result of the execution, delivery and performance of the amalgamation agreement and the completion of the transactions contemplated thereby;

·
the due authorization, execution and delivery of the amalgamation agreement and the transactions contemplated thereby by each of Bayside and Amalgamation Sub and the enforceability of the amalgamation agreement against them;

·
the governmental consents, approvals, licenses, permits, orders or authorizations Bayside or Amalgamation Sub requires in connection with the amalgamation agreement or the completion of transactions contemplated thereby;

·
the absence of proceedings pending or to Bayside’s knowledge threatened against or affecting Bayside or any of its subsidiaries as well as the absence of court or other government orders that could reasonably be expected to materially restrict or enjoin the completion of the transactions contemplated by the amalgamation agreement or prevent or materially delay the ability of Bayside or Amalgamation Sub to complete the transactions contemplated by the amalgamation agreement or perform their obligations thereunder;

·
the absence of broker’s, finder’s, financial advisor’s or other similar fees or commissions incurred by Bayside or its affiliates in connection with any of the transactions contemplated by the amalgamation agreement;

·	the purpose for which Amalgamation Sub was formed and its operations until the amalgamation is completed;

·
the financial capability of Bayside to pay the amalgamation consideration and perform Bayside’s and Amalgamation Sub’s other obligations under the amalgamation agreement and the financing commitment of Lancer; and

·	the information about Lancer, Bayside and Amalgamation Sub included in this proxy statement.

Majestic Capital’s Conduct of Business Pending the Amalgamation

We have agreed, until the earlier of the termination of the amalgamation agreement in accordance with its terms and the effective time, subject to certain exceptions, to conduct our business in the ordinary course and use commercially reasonable efforts to preserve our business organization, maintain government permits necessary to conduct our business, collect our receivables in the ordinary course and preserve our relationships with insurance regulators, rating agencies and others having material business dealings with us. In addition, we have agreed that, until the earlier of the termination of the amalgamation agreement in accordance with its terms and the effective time, subject to certain exceptions, Majestic Capital will not, and it will not permit any of its subsidiaries, without Bayside’s consent (which will not be unreasonably withheld or delayed), to:

·	adopt or propose any change in its organizational documents;

·
authorize for issuance, issue, sell, transfer, pledge or otherwise subject to any lien (other than a lien permitted by the amalgamation agreement, which we refer to as a “permitted lien”) or agree or commit to issue, issue, sell, transfer, pledge or otherwise subject to any lien other than a permitted lien (whether through the issuance or granting of options, warrants, commitments, subscriptions, rights to purchase or otherwise) any of its capital shares or any other securities convertible into or exchangeable for any such stock or any equity equivalents (including any stock options or stock appreciation rights) or make any payments based on the market price or value of such shares or other capital stock, except for the transfer or issuance of common shares in connection with the vesting of restricted shares;

·	adjust, split, combine, recapitalize or reclassify any of its capital shares, except for the 1-for-10 reverse split of our common and Class B shares effective November 4, 2010;

·	declare, set aside, make or pay any dividend or other distribution in respect of its capital shares other than dividends by our wholly owned subsidiaries;

·	redeem or otherwise acquire any of its securities;

·	grant any person any right or option to acquire any of its capital shares;

·	terminate or cancel any insurance coverage maintained by it with respect to any material assets, unless such coverage is replaced by a comparable amount of insurance coverage;

·	incur or assume any indebtedness, other than indebtedness permitted by the amalgamation agreement, which we refer to as “permitted indebtedness;”

·	repurchase or repay any long-term or short-term indebtedness other than in accordance with its terms;

·	assume, guarantee, endorse or otherwise become liable or responsible for the indebtedness of any other person (other than permitted indebtedness);

·
make any loans, advances or capital contributions to, or investments in, any other person (other than to us or any of our subsidiaries, travel and related business expenses consistent with past practice, and investments in investment assets in the ordinary course of business and in compliance with our investment policy);

·
except (i) for normal increases in compensation of its employees consistent with past practice (other than officers and directors), (ii) to satisfy contractual obligations, (iii) for employment arrangements for newly hired employees (other than officers or directors), or (iv) for any retention or employment agreement, plan or arrangement entered into or established pursuant to the amalgamation agreement or as previously disclosed to Bayside:

—	terminate, adopt, amend, enter into, accelerate the vesting or payment of any existing grants or awards under, or amend or otherwise modify, any incentive plan;

—	increase or commit to increase the compensation payable or accrued or that would become payable to any employee, director or officer;

—
either (1) increase or commit to increase the commissions or benefits, including fringe benefits, payable or accrued or that would become payable or accrue with respect to any director or officer or (2) other than in the ordinary course of business, increase or commit to increase the commissions or benefits, including fringe benefits, payable or accrued or that would become payable or accrue with respect to any employee (other than a director or officer);

—
either (1) waive or commit to waive any liability due from any officer or director or (2) other than in the ordinary course of business, waive or commit to waive any liability due from any employee (other than a director or officer);

—	extend any loan to any director or officer;

—	grant any equity or equity-based awards to any director, officer or employee; or

—	enter into any employment contract with any officer, director or employee;

·
assign or otherwise dispose of, or pledge or otherwise subject to any lien (other than permitted liens), any of our properties or assets that are material to us (other than investment assets disposed of or encumbered in the ordinary course of business and in compliance with our investment policy);

·	acquire any assets that are material to us (other than investment assets acquired in the ordinary course of business and in compliance with our investment policy);

·	change any accounting principles or practices, except as required as a result of a change in GAAP or the statutory accounting practices prescribed or permitted in a relevant jurisdiction of domicile;

·	adopt a plan or agreement of complete or partial liquidation, dissolution, merger, amalgamation, consolidation, restructuring, recapitalization or other reorganization;

·
acquire any corporation, partnership or other business organization or division thereof or any material equity interest therein (other than the acquisition of investment assets in the ordinary course of business and in compliance with our investment policy);

·	authorize or make any new capital expenditure exceeding $100,000 individually or in the aggregate;

·	surrender a claim to a material tax refund or credit, offset or other material reduction in tax liability;

·
settle any tax audit, file any tax return (other than consistent with past practice), file an amended tax return, file a claim for a tax refund, make or amend any tax election, consent to any extension of the limitations period applicable to any tax claim or assessment or file a request for any tax ruling with any governmental authority;

·	enter into any agreement with respect to taxes with any person or grant any power of attorney with respect to taxes;

·
except in the ordinary course of business, pay, discharge, waive, settle or satisfy any material claims or liabilities, other than as required by their terms in effect on the date of the amalgamation agreement, the expenses incurred in connection with, or related to, the authorization, preparation, negotiation, execution and performance of the amalgamation agreement and the transactions contemplated thereby, and the investigation and lawsuits relating to CRM’s administration of workers’ compensation self-insured groups in New York described in “The Amalgamation ― Other Information — Proposed Settlement with the State of New York,” beginning on page 42, which we refer to as the “specified actions”;

·
except for the specified actions, settle or compromise any pending or threatened litigation for a cash settlement amount or which settlement imposes or concedes any fault on the part of us or any of our subsidiaries or imposes any material restrictions on any future activities or which involves any insurance regulator, governmental authority or securities class action (other than settlements or compromise of claims in the ordinary course under workers’ compensation insurance policies issued by us);

·
except as required by law, GAAP or statutory accounting principles, (1) enter into any new line of business, change any policy forms, change the pricing formula for insurance policies, change claims handling policies or loss reserving methodology, (2) pay any claim involving extra-contractual liability or ex-gratia payments, (3) make or accept commutation, termination, cancellation or other termination or any ceded or assumed insurance or reinsurance liability that exceeds $250,000 or that generates a loss in excess of the reserves held against that liability; or (4) make any material changes to its principles and practices in respect of the settlement of insurance or reinsurance liabilities;

·	fail to comply with our investment policy or amend, modify or otherwise change such investment policy in any material respect;

·	voluntarily modify, waive, terminate or otherwise change any of its insurance licenses;

·	enter into any agreement or arrangement that restricts it or any successor in any material respect from engaging or competing in any line of business or in any geographic area;

·	enter into or amend in any material adverse respect, or voluntarily terminate, waive, release or assign any right or claim under, any material contract other than in the ordinary course of business;

·	fail to file with or furnish to the SEC or any insurance regulator any required reports and other documents;

·	fail to comply in all material respects with applicable requirements of the Sarbanes-Oxley Act of 2002;

·	make any material change in its underwriting, reinsurance, claim processing and payment practices, except as required by applicable law; or

·
voluntarily forfeit, abandon, modify, waive, terminate or otherwise change any permit unless such action would not restrict its business or operations in any material respect, or such change would be favorable to the Company.

Access to Information

Majestic Capital has agreed to give Bayside and its authorized representatives reasonable access during normal business hours to all of our key employees and key facilities and to all of our books and records, subject to our reasonable security procedures. Majestic Capital has also agreed to cause our officers and key employees and our auditors, counsel and financial advisors to cooperate with Bayside in its investigation of our business and to furnish Bayside and its authorized representatives with such financial and operating data and other information with respect to our business, properties and personnel as Bayside reasonably requests. We may withhold documents or information if (1) they are subject to a confidentiality agreement with a third party, (2) disclosure would violate applicable law or (3) they are subject to attorney-client privilege.

Commercially Reasonable Efforts

Subject to the terms and conditions of the amalgamation agreement, each party has agreed to use commercially reasonable efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under the amalgamation agreement and applicable law to complete the amalgamation and the other transactions contemplated by the amalgamation agreement, including preparing and filing as promptly as practicable all necessary applications, notices, filings and other documentation to obtain all required material permits from any governmental authority and all other material consents, waivers, orders, approvals and clearances necessary or advisable to be obtained from any third party or governmental authority.

If any objections or challenges are raised under any law or if any law is enacted or enforced that would make the transactions contemplated by the amalgamation agreement illegal, delay consummation of the amalgamation or otherwise materially reduce the contemplated benefits of the amalgamation or any of the other transactions contemplated by the amalgamation agreement, each of the parties has agreed to use its commercially reasonable efforts to resolve such objections or challenges, including selling, holding separate or otherwise disposing of or conducting its or its subsidiaries’ business or assets in a specified manner in a way that would allow consummation of the amalgamation or otherwise eliminate any illegality, provided that Bayside shall not in connection therewith be obligated to contribute any additional capital to any of our insurance company subsidiaries or agree to any restriction or requirement that negatively impacts the ability of such insurance company subsidiary to transact business in the ordinary course as conducted on the date of the amalgamation agreement.

Acquisition Proposals

No Solicitation. Under the terms of the amalgamation agreement, subject to certain negotiated exceptions, Majestic Capital has agreed that it will not and it will cause its subsidiaries, officers, directors and other representatives not to:

·	solicit, initiate, or knowingly encourage or facilitate the making by any person of another “acquisition proposal”;

·
engage in any discussions or negotiations regarding, or provide access to its books, properties or employees or furnish to any person non-public information in connection with, another acquisition proposal, or

·	enter into any agreement, understanding or arrangement with respect or relating to another acquisition proposal.

An “acquisition proposal” is any offer or proposal regarding:

·
any amalgamation, merger, reorganization, tender offer, exchange offer, consolidation, share exchange, recapitalization, business combination, liquidation, dissolution, joint venture or other similar transaction by any person or group involving more than 20% of the total share capital of Majestic Capital; or

·
any other proposal by any person or group which, if consummated, would result in the acquisition by a third party or parties of 20% or more of the share capital of Majestic Capital or 20% or more of our consolidated assets, net revenue or net income.

Acquisition Proposals. Notwithstanding these restrictions, if before shareholder approval of the amalgamation proposal we receive a bona fide written expression of interest in making an acquisition proposal that our board of directors (or the special transaction committee) determines in good faith (after consultation with our financial advisors and outside counsel) constitutes or could reasonably be expected to lead to a “superior proposal,” we may provide access and furnish information to the person expressing such interest (as long as any non-public information is disclosed under a confidentiality agreement) and discuss or negotiate the acquisition proposal with the person making it.

A “superior proposal” is a bona fide written acquisition proposal,

·
that our board of directors (or the special transaction committee) determines in good faith (after consultation with our financial advisors and outside counsel) and taking into account all relevant factors, including the identity of the party making the offer and all legal, financial, regulatory and other aspects of the proposal, including the terms of any financing, that if accepted, such acquisition proposal would result in a transaction more favorable from a financial point of view to shareholders than the transactions contemplated by the amalgamation agreement; and

·	that provides for

—
any amalgamation, merger, reorganization, tender offer, exchange offer, consolidation, share exchange, recapitalization, business combination, liquidation, dissolution, joint venture or other similar transaction by any person or group involving more than 50% of the total share capital of Majestic Capital; or

—	the acquisition by a third party or parties of 50% or more of the share capital of Majestic Capital, or 50% or more of our consolidated assets, net revenue or net income.

We will promptly (and in no event later than twenty-four hours following receipt) notify Bayside in the event that we receive an acquisition proposal or any written expression of interest in making an acquisition proposal and will keep Bayside reasonably informed as to the status of such acquisition proposal and the discussions or negotiations with respect thereto, including any material modifications to the terms of such acquisition proposal. We will not enter into any confidentiality agreement with any person subsequent to the date of the amalgamation agreement which prohibits us from providing such information to Bayside, and we have agreed to use commercially reasonable efforts to amend any existing confidentiality agreements that would prohibit us from providing such information to Bayside.

Change in Board Recommendation. If our board of directors (or the special transaction committee) determines that we have received a superior proposal, and if the superior proposal was not a result of our breach of our non-solicitation obligations, the board may, at any time prior to the receipt of shareholder approval of the amalgamation proposal, (1) elect not to recommend that shareholders vote in favor of the amalgamation proposal, (2) withdraw, modify, qualify or amend its recommendation to shareholders that they approve the amalgamation proposal or (3) recommend to shareholders any superior proposal other than the amalgamation, but, in each case, we must notify Bayside in writing at least three business days in advance of our intention to effect such withdrawal, modification, qualification or amendment, or to make such recommendation, specifying the material terms and conditions of the superior proposal, and negotiate in good faith with Bayside during such three business day period (to the extent Bayside desires to negotiate) to make adjustments in the terms and conditions of the amalgamation agreement such that the acquisition proposal would no longer be determined in good faith by our board of directors (or the special transaction committee) to constitute a superior proposal.

In any event, we are not prohibited from (1) taking and disclosing to shareholders a position contemplated by Rules 14a-9 or 14e-2(a) under the Exchange Act or (2) making any disclosure to shareholders if in our good faith judgment, such disclosure is required under applicable law.

Under certain circumstances in which our board of directors changes its recommendation to shareholders or we terminate the amalgamation agreement, we may have to reimburse Bayside for up to $350,000 of Bayside’s expenses related to the transaction and, in some cases, pay to Bayside a termination fee of $500,000. See “— Termination Fee; Expenses” beginning on page 57.

Bayside and Amalgamation Sub have agreed that neither of them nor any of their subsidiaries or other affiliates will intentionally enter into or seek to enter into any contract with any person or group that is considering or proposes to make an acquisition proposal that has the purpose or effect of interfering with our ability to seek and obtain a superior proposal from such person or group.

The provisions relating to non-solicitation and the exceptions thereto were actively negotiated with Bayside. Our board of directors has concluded that such provisions do not unreasonably inhibit or preclude the submission of a superior proposal by a third party which may wish to make a competing offer to acquire us.

Employee Benefit Plans

We have agreed to terminate all of our incentive plans at the closing. Bayside has agreed to enroll our employees in its 401(k) plan and other welfare benefit plans and will waive any period for service requirements and waive any pre-existing condition limitation. Alternatively, at Bayside’s option, and to the extent permitted under such welfare benefit plans, our benefit plans in effect at the date of the amalgamation agreement will remain effect after the effective time.

Indemnification of Officers and Directors

For six years after the effective time, the amalgamated company will indemnify, defend and hold harmless our current and former directors and officers for acts or omissions occurring on or prior to the effective time to the fullest extent provided in the bye-laws of Majestic Capital on the date of the amalgamation agreement, except that such indemnification will be subject to any limitation imposed under applicable law;

Subject to limitations regarding the cost of coverage as set forth in the amalgamation agreement, we will (with the consent of Bayside) purchase a “run-off” directors and officers’ insurance and indemnification policy for our current and former directors and officers providing coverage for events occurring before the effective time for a period of not less than six years from the effective time, on terms and conditions similar to our existing directors’ and officers’ insurance and indemnification policies; and

Any indemnification agreements between us and our current and former directors and officers in effect on the date of the amalgamation agreement will remain in full force and effect.

Publicity

We and Bayside have agreed to consult with each other, and provide each other with a reasonable opportunity to comment thereon, before issuing any press release, making any filing with the SEC or otherwise making any public statements with respect to the transactions contemplated by the amalgamation agreement and will not issue any such press release, make any such SEC filing or make any such public statement prior to such consultation, except as may be required by applicable law, our organizational documents or under any listing agreement or applicable rules of NASDAQ or any other securities exchange.

NASDAQ Listing

Majestic Capital has agreed to use its commercially reasonable efforts to continue the listing of the common shares on the NASDAQ Capital Market.

Conduct of Business by Bayside and Amalgamation Sub

Bayside and Amalgamation Sub have agreed, until the earlier of the effective time, neither of them shall:

·	incur any indebtedness or liability except in connection with the transaction contemplated by the amalgamation agreement, or

·	amend or otherwise change or waive any of its rights under the loan commitment from Lancer.

Closing Conditions

Conditions to Each Party’s Obligation. The respective obligations of Bayside and Amalgamation Sub, on the one hand, and Majestic Capital, on the other, to complete the amalgamation and the other transactions contemplated by the amalgamation agreement are subject to the satisfaction or waiver of each of the following conditions:

·	the amalgamation agreement and the transactions contemplated by the amalgamation agreement shall have been approved and adopted by the shareholders of Majestic Capital;

·
all required filings, consents and approvals shall have been made or obtained in compliance with state and foreign insurance regulatory laws and commissions, including approval of the amalgamation described more fully in the section entitled “The Amalgamation — Regulatory Approvals” beginning on page 38;

·	all other material notices, reports, applications and other filings required to be made prior to the closing by Bayside, Amalgamation Sub or us shall have been made;

·	no governmental authority shall have enacted or enforced any law which prohibits consummation of the transactions contemplated by the amalgamation agreement; and

·
no person shall have instituted any action seeking to enjoin, restrain or otherwise prohibit consummation of the transactions contemplated by the amalgamation agreement except for actions that do not and would not reasonably be expected to have, individually or in the aggregate, a material adverse effect.

Conditions to the Obligation of Bayside and Amalgamation Sub to Effect the Amalgamation. The obligation of Bayside and Amalgamation Sub to complete the amalgamation is subject to the satisfaction, or waiver by Bayside and Amalgamation Sub, of each of the following additional conditions:

·
the representations and warranties of Majestic Capital shall have been true and correct (without giving any effect to any qualification as to materiality or material adverse effect contained in any specific representation or warranty) on the date of the amalgamation agreement and at the closing under the amalgamation agreement, as if made at and as of that date, except:

—	representations and warranties expressly made as of a specified date, need to be true and correct only as of that date; and

—	if the failure of such representations and warranties to be true and correct have not had and would not reasonably be expected to have a material adverse effect in relation to us, as described below;

·	Majestic Capital shall have performed or complied in all material respects with the covenants and agreements required to be performed by it prior to the closing under the amalgamation agreement;

·	since the date of the amalgamation agreement there shall have been no material adverse effect in relation to us;

·
the aggregate number of common and Class B shares that are held by all registered holders that have properly dissented pursuant to Section 106 shall not exceed 10% of the issued common and Class B shares;

·
all authorizations, approvals, consents and waivers required under any of our material contracts or permits shall have occurred or been obtained, and shall not include any restriction, term, condition or requirement deemed unacceptable to Bayside in its reasonable discretion;

·
no additional restriction, term, condition or requirement that did not exist as of the date of the amalgamation agreement shall exist or have been imposed on us by any insurance regulator which does or would reasonably be expected to have a material adverse effect;

·
no insurance regulator, in connection with providing approval of the amalgamation, shall have imposed any restriction, term, condition or requirement on us, Bayside or Amalgamation Sub that (1) requires any commitment to contribute additional capital to any of our insurance company subsidiaries, or (2) negatively impacts the ability of any such person to transact business in the ordinary course as conducted on the date of the amalgamation agreement (other than the imposition of any restriction, terms, condition or requirement that limits or affects the ability of Twin Bridges to issue (re)insurance policies);

·	the indenture relating to our trust preferred securities shall have been amended by a supplemental indenture acceptable to Bayside (see “— Amendment of Indenture” beginning on page 59);

·
the Agreement of Lease, dated August 5, 2005, between Oakwood Partners L.L.C. and CRM, as amended, of office space in Poughkeepsie, New York shall have been terminated and be of no further force or effect, or such lease shall have been modified, in either case on terms acceptable to Bayside in its sole discretion (see “The Amalgamation — Background of the Amalgamation” beginning on page 16);

·
each of our employees who is subject to an employment agreement shall have signed an agreement on or prior to November 1, 2010, in form satisfactory to Bayside, providing that, as of the effective time, such employment agreement is terminated and that, as of the effective time, the employee’s continued employment is “at will” (see “The Amalgamation Agreement — Interests of Majestic Capital’s Directors and Executive Officers in the Amalgamation — Continued Employment of Executive Officers” on page 38);

·	our incentive plans shall have been terminated;

·	our 401(k) plan shall have been terminated if requested by Bayside; and

·
we shall not have settled any one or more of the specified actions on terms and conditions, taken as a whole, not acceptable to Bayside in its sole discretion, except for a settlement of all of the specified actions on terms and conditions that (x) reduces our shareholders’ equity by an aggregate amount no greater than $6.0 million and (y) provides for a full release of us.

Conditions to the Obligation of Majestic Capital to Effect the Amalgamation. Our obligation to complete the amalgamation is subject to the satisfaction, or waiver by us, of each of the following additional conditions:

·
the representations and warranties of Bayside and Amalgamation Sub shall have been true and correct in all material respects as of the date of the amalgamation agreement and as of the closing date (other than representations and warranties expressly made as of a specified date, which need to be true and correct only as of that date);

·
Bayside and Amalgamation Sub will have performed in all material respects all of the obligations and complied with the agreements and covenants required to be performed by them prior to the closing under the amalgamation agreement; and

·	LMC Capital shall not have revoked or rescinded its fairness opinion.

Material Adverse Effect. A material adverse effect in relation to us means a material adverse effect on our assets, liabilities, operations, business, results of operations or financial condition, including any negative change or written notice of an impending negative change (that has not been rescinded) in our A.M. Best rating (other than Twin Bridges’ rating) or any increase or written notice of an impending increase by any insurance regulator in its exertion of control over any of our insurance company subsidiaries that results in an increase in the degree of supervision over such subsidiary that negatively impacts its ability to transact business in the ordinary course as conducted on the date of the amalgamation agreement, the establishment of a receivership or conservatorship, ordering of a liquidation or the like, or any other exertion of control that has a material adverse effect, or which prevents the completion of the transactions contemplated by the amalgamation agreement. Notwithstanding the foregoing, no event, change, circumstance or effect resulting from the following will be considered a material adverse effect or be taken into account when determining whether a material adverse effect has occurred or will occur:

·	changes in law, except to the extent the change materially disproportionately affects us relative to other companies in our industry;

·	changes in GAAP, statutory accounting principles, other regulatory accounting principles or the Code;

·	our compliance with the terms of the amalgamation agreement, including any adverse consequences resulting or arising from any failure by Bayside to provide a consent requested by us;

·	the announcement, pending status or performance of the amalgamation;

·	the loss or termination of employment of any our employees;

·
general economic, financial or security market (including credit market) conditions, except to the extent the conditions materially disproportionately affects us relative to other companies in our industry;

·
commencement, occurrence or intensification of any engagement in hostilities, whether or not pursuant to the declaration of a national emergency or war, or the occurrence of any military or terrorist attack, except to the extent any such event materially disproportionately affects us relative to other companies in our industry as a result of us having material exposure under insurance policies insuring against such risks that is not covered by reinsurance treaties or applicable law;

·	any adverse change resulting from changes in interest rates;

·	any change in our stock price or trading volume;

·	our failure to meet any revenue, earnings or other projections, forecasts or predictions for any period ending following the date of the amalgamation agreement; or

·	the imposition of any restriction, term, condition or requirement that limits or affects the ability of Twin Bridges to issue (re)insurance policies.

Termination of the Amalgamation Agreement

The amalgamation agreement may be terminated and the amalgamation abandoned at any time prior to the effective time, whether before or after obtaining approval of the amalgamation proposal by the shareholders of Majestic Capital, as follows:

·	by mutual written consent of Majestic Capital and Bayside;

·	by either Majestic Capital or Bayside

—
if the amalgamation is not completed by March 31, 2011, or, if certain regulatory approvals are not obtained by that date, then April 30, 2011, except that neither Bayside nor Majestic Capital may terminate the amalgamation agreement on this basis if its breach of its obligations under the amalgamation agreement caused the failure of the amalgamation to be completed by the end date;

—	if the amalgamation agreement is submitted to shareholders for approval at a meeting and they do not approve the amalgamation proposal at the meeting or at any adjournment or postponement thereof;

—
there has been a breach by the other party of any of the covenants or agreements (other than an intentional material breach by us of our obligations to hold the special general meeting and to use commercially reasonable efforts to obtain shareholder approval of the amalgamation, or an intentional material breach by us of our covenants relating to acquisition proposals) or of any of such other party’s representations or warranties set forth in the amalgamation agreement that causes a failure of a condition to closing and such breach is not cured within thirty days after notice is provided to the breaching party or which breach, by its nature, cannot be cured within thirty days, provided that the non-breaching party is not then in material breach of any of its representations, warranties, covenants or agreements;

—
any governmental authority of the U.S. or Bermuda shall have issued or adopted a final law or order or taken any other final action restraining, enjoining or otherwise prohibiting the transactions contemplated by the amalgamation agreement and such law, order or other action is or shall have become final and nonappealable; or

—
any other governmental authority shall have issued or adopted a final law or order or taken any other final action restraining or otherwise prohibiting the transactions contemplated by the amalgamation agreement and consummation of the amalgamation in violation of such prohibition would reasonably be expected to have a material adverse effect in relation to us or to Bayside, provided that the party seeking to terminate the amalgamation agreement shall have used reasonable efforts to have such law, order or other action stayed, vacated or lifted;

·
by Majestic Capital if, prior to the time shareholders approve the amalgamation proposal, (1) it delivers to Bayside a notice of superior proposal, (2) such superior proposal continues to constitute a superior proposal after three business days, and (3) it pays Bayside a termination fee of $500,000; or

·	by Bayside

—	if there has been any event, condition, change, effect or development that has had or will have a material adverse effect on us; or

—
if, prior to the time shareholders approve the amalgamation proposal, (1) we intentionally and materially breach our obligations to hold the special general meeting and use commercially reasonable efforts to obtain shareholder approval of the amalgamation proposal, or we intentionally and materially breach our obligations under the amalgamation agreement relating to acquisition proposals, (2) our board of directors fails to include its recommendation to vote for the amalgamation proposal in the proxy statement or shall have withdrawn, modified, qualified or amended, in any manner adverse to Bayside, its recommendation to shareholders with respect to the amalgamation proposal (or publicly announced any intention to do so), or (3) our board of directors shall have approved or recommended any other acquisition proposal.

Termination Fee; Expenses

Except for the payment of the expenses and the termination fee described below, each party will pay all fees and expenses incurred by it in connection with the negotiation and performance of the amalgamation agreement, and no party may recover any such fees and expenses from the other parties upon any termination of the amalgamation agreement.

Majestic Capital has agreed to reimburse Bayside for its expenses related to the amalgamation, up to a maximum amount of $350,000, and to pay Bayside a termination fee of $500,000, as provided below:

·
if before shareholders approve the amalgamation proposal our board of directors authorizes us, in compliance with the amalgamation agreement, to enter into an acquisition agreement in respect of a superior proposal, Majestic Capital will pay the termination fee;

·
if Bayside terminates the amalgamation agreement prior to shareholder approval of the amalgamation proposal because (1) there has been an intentional and material breach of our obligations to hold the special general meeting and use commercially reasonable efforts to obtain shareholder approval of the amalgamation proposal, or an intentional and material breach of our obligations under the amalgamation agreement relating to acquisition proposals, or (2) our board of directors has failed to include its recommendation to vote for the amalgamation proposal in the proxy statement or has withdrawn, modified, qualified or amended, in any manner adverse to Bayside, its recommendation to shareholders (or publicly announced any intention to do so), Majestic Capital will pay the termination fee;

·
if Majestic Capital or Bayside terminates the amalgamation agreement because the shareholders of Majestic Capital do not approve the amalgamation proposal or Bayside terminates the amalgamation agreement because our board of directors shall have approved or recommended another acquisition proposal, Majestic Capital will reimburse Bayside for up to $350,000 of its expenses related to the amalgamation, and, if within 12 months thereafter, we enter into an agreement for a superior proposal or a superior proposal is completed, Majestic Capital will pay Bayside the termination fee (less any amounts previously paid for Bayside’s expenses); or

·
if Bayside terminates the amalgamation agreement because Majestic Capital breaches any representation, warranty, covenant or agreement such that the conditions to Bayside’s obligation to complete the amalgamation would not be satisfied, Majestic Capital will reimburse Bayside for up to $350,000 of its expenses related to the amalgamation.

The foregoing constitute liquidated damage provisions and are the sole remedies available to Bayside or Amalgamation Sub for any losses they suffer as a result of a termination of the amalgamation agreement.

Specific Performance of the Amalgamation Agreement

Each of the parties to the amalgamation agreement is entitled to injunctive relief to prevent or restrain breaches or threatened breaches of the amalgamation agreement by another party and to enforce specifically such other party's compliance with its covenants and obligations contained in the amalgamation agreement. Each of the parties has waived any requirement that any other party obtain any bond or provide any indemnity, or prove that monetary damages would be an inadequate remedy, in connection with any action seeking injunctive relief or specific enforcement of the provisions of the amalgamation agreement.

Amendment

At any time before the effective time, the amalgamation agreement may be amended by Bayside, Amalgamation Sub and Majestic Capital, except that after approval of the amalgamation proposal by the shareholders of Majestic Capital, no such amendment will be made without further approval of shareholders if applicable law requires such approval.

Lancer Guaranty

Lancer has guaranteed the satisfaction of any final judgment against Bayside or Amalgamation Sub for specific performance of their covenants and obligations under the amalgamation agreement. In addition, Lancer has guaranteed the full and prompt performance of the obligations and liabilities of Bayside and Amalgamation Sub with respect to the conduct of their respective business after the execution of the amalgamation agreement and prior to the earlier of the termination of the amalgamation agreement in accordance with its terms and the completion of the amalgamation, as provided in Section 6.12 of the Amalgamation Agreement. Lancer has also guaranteed the full and prompt payment of any financial obligations of Bayside or Amalgamation Sub that may result from a breach by them of certain of their representations and warranties in the amalgamation agreement.

Amendment of Indenture

The obligation of Bayside and Amalgamation Sub to complete the amalgamation is subject to the adoption of certain amendments to the indenture relating to our trust preferred securities, which we refer to as the “indenture,” pursuant to a supplemental indenture that is attached to the amalgamation agreement as Exhibit F.  The amendments to the indenture, which we refer to as the proposed amendments:

·
include a definition for “Premium Volume” which will mean the aggregate of (1) direct written premium and assumed written premium (as such terms are defined by applicable statutory accounting practices) generated from insurance policies written by our insurance company subsidiaries and (2) direct written premium and assumed written premium (as such terms are defined by applicable statutory accounting practices) produced or managed under our insurance services segment, including premiums produced or managed as an insurance producer, managing general agent or managing general underwriter;

·	amend Section 5.01(h) of the indenture (which defines certain events as Events of Default (as defined in the indenture)) to:

—
modify the Events of Default to provide that an Event of Default will occur if (1) the dollar amount of the Company’s Premium Volume in any calendar year fails to exceed 51% of the Company’s Premium Volume in the previous calendar year or (2) the Company sells more than 51% of its rights to renew its Premium Volume in one or more transactions over the course of a twelve (12) month period;

—	eliminate the downgrade in our A.M. Best rating below B- or the withdrawal of our A.M. Best rating as an Event of Default; and

·
amend Section 3.08 of indenture (which contains restrictive covenants on our ability to, among other things, declare dividends and incur additional indebtedness) to (1) make changes to the restrictive covenants in Section 3.08 that conform to the changes to Section 5.01(h) and (2) limit the restrictive covenants in Section 3.08 to Affiliates (as defined in the indenture) of us that are controlled by us.

Purpose of the Proposed Amendments. Based on the issues we have faced, and continue to face, including significant operational and financial challenges, Lancer advised us that it may seek to implement a “rollover and withdrawal” plan if, following the consummation of the amalgamation, circumstances arise that prevent us from successfully executing our business plans. Because certain provisions of the trust preferred securities would prevent the implementation of a “rollover and withdrawal” plan, Lancer required the proposed amendments be adopted as a condition to completing the amalgamation.

Lancer’s “rollover and withdrawal” plan would generally involve two components: (1) the transfer (or “rollover”) of Majestic Insurance Company’s current book of business to third-party insurers through a newly created insurance services segment; and (2) a substantial cessation by Majestic Insurance Company of writing any new insurance business and a self-managed run-off of its current portfolio of assets and liabilities.

The first part of the plan would involve a “rollover” process. We would establish an insurance services segment under which we would create a new entity to operate as an insurance producer, managing general agent or managing general underwriter. Once established, our insurance services segment would implement the transfer (or rollover) of Majestic Insurance Company’s current portfolio of in-force workers’ compensation insurance policies to third-party insurers. This would generally occur over a 12-month period as the current portfolio of in-force policies would not be renewed by Majestic Insurance Company upon the anniversary date of the individual policies. Our newly formed insurance services segment would generate income during this process through commissions, fees and compensation from third-party insurers for services provided by the segment. These services could include brokerage, marketing, underwriting, claims management and safety consulting. After the rollover was complete, our insurance services segment would generate income in future periods from continued brokerage commissions on new and renewal policies and fee-based income from underwriting, claims management and safety consulting on behalf of third-party insurers.

The second part of the plan would involve a “withdrawal” process. We would cease writing any new business through Majestic Insurance Company and implement a self-managed run-off of its current portfolio of loss reserves (assets and liabilities). The self-managed run-off would likely take place over a number of years as policy obligations under workers’ compensation laws can remain in force for a long period of time. Our main activities during the run-off would include negotiating cancellations, commutations, novations and portfolio transfers with counterparties; collecting premium receivables and reinsurance recoverables; managing the investment assets; administering open claims; and reporting to and negotiating with regulatory agencies in various jurisdictions, including license renewals, the withdrawal process and return of capital following satisfaction of policy obligations and other requirements. As a result of the run-off, the A.M. Best rating for Majestic Insurance Company would likely be withdrawn.

With this plan in mind, Lancer reviewed the terms and conditions of the trust preferred securities as part of the due diligence process prior to the execution of the amalgamation agreement. Based on this review, Lancer indicated a concern that Sections 3.08 and 5.01(h) of the indenture would prohibit the potential for the “rollover and withdrawal” plan.

Section 5.01(h) of the indenture defines certain events as “Events of Default.” An Event of Default causes our obligations under the indenture to become immediately due and payable. In particular, Section 5.01(h) provides that an “Event of Default” exists if “any Significant Subsidiary of the Company (i) fails to renew more than 51% of its net premiums written in one or more transactions during any twelve (12) month period; (ii) sells more than 51% of its rights to renew insurance policies issued by its Significant Subsidiaries in one or more transactions over the course of a twelve (12) month period; or (iii) which is rated by A.M. Best Company, Inc. either (a) is downgraded by A.M. Best Company, Inc. to a rating below B- or (b) withdraws its rating by A.M. Best Company, Inc. Section 3.08 of the indenture contains similar provisions that trigger the restrictive covenants contained in Section 3.08 if one these events were to occur.

The execution of the “rollover and withdrawal” plan could potentially result in an “Event of Default” under Section 5.01(h), because Majestic Insurance Company would likely not renew more than 51% of its net premiums written in one or more transactions during any 12 month period. Moreover, the plan would likely result in a withdrawal of Majestic Insurance Company’s A.M. Best rating.

The proposed amendments will amend the indenture to allow for the execution of a “rollover and withdrawal” plan by: (1) adding a new definition entitled “Premium Volume,” which will mean the aggregate of premiums underwritten by our insurance companies and premiums produced or managed by our insurance services segment; (2) providing that an Event of Default will occur, or the restrictive convents will be triggered, if (a) the dollar amount of the Company’s “Premium Volume” in any calendar year fails to exceed 51% of the Company’s “Premium Volume” in the previous calendar year or (b) the Company sells more than 51% of its rights to renew its “Premium Volume” in one or more transactions over the course of a twelve (12) month period; and (3) eliminating any requirement to maintain an A.M. Best rating.

In addition, the proposed amendments will amend Section 3.08 to limit its applicability to “Affiliates” (as defined in the indenture) that are controlled by us. Section 3.08 provides that an “Affiliate,” which is any person or entity that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, us, will be subject to the restrictive covenants of Section 3.08. Following completion of the amalgamation, Lancer would be considered an “Affiliate” since Lancer will control us. As a result, Lancer would become subject to the restrictive covenants of Section 3.08 and could not declare dividends to its shareholders out of earnings from its current business operations or take any of the other actions prohibited by Section 3.08.

We do not believe this was intended. As such, the proposed amendment will clarify that the restrictive covenants of Section 3.08 apply only to us and “Affiliates” that are controlled by us. This will allow Lancer to declare dividends to its shareholders out of earnings from its current business operations and take the actions otherwise prohibited by the restrictive covenants of Section 3.08.

The proposed amendments will not, however, eliminate the applicability of the restrictive covenants in Section 3.08 with respect to Majestic Capital or any of its subsidiaries. Consequently, so long as the restrictive covenants of Section 3.08 are operative due to a deferral of interest or otherwise, Majestic Capital and its subsidiaries will not be able to take the actions prohibited by Section 3.08, subject to certain exceptions set forth therein.

Consent Solicitation for the Proposed Amendments. We commenced a consent solicitation to approve the proposed amendments on November 4, 2010. Pursuant to the consent solicitation, we are seeking the consent of not less than a majority in outstanding liquidation amount of trust preferred securities to the proposed amendments. We intend to execute the supplemental indenture containing the proposed amendments promptly following receipt of the requisite amount of consents. As of the date of this proxy statement, we have not received the requisite amount of consents.

Following our announcement of the consent solicitation, we were contacted by the collateral manager for certain CDOs that own $25 million of the trust preferred securities. The collateral manager advised us that, in order for the CDOs to approve the proposed amendments, the proposed amendments must first be approved by 51% of the CDOs’ beneficial owners, the CDOs’ hedge counter-parties and the CDOs’ rating agencies. The expiration time of the consent solicitation is 5:00 p.m. on January 24, 2011. If we have not received the requisite amount of consents prior to this time, we may, in our sole discretion, further extend the expiration time of the consent solicitation to a later date and time.

There can be no assurance that we will receive the requisite amount of consents and that the condition to completion of the amalgamation will be satisfied. In such event, the amalgamation will not be completed unless Bayside waives this condition.

MR. HICKEY, SR.’S VOTING AGREEMENT

Concurrently with the execution and delivery of the amalgamation agreement, on September 21, 2010, Bayside entered into a voting agreement with Daniel G. Hickey, Sr. Mr. Hickey, Sr. owned 178,216 common shares, or 10.4% of the aggregate number of common and Class B shares outstanding at the close of business on the record date, all of which are subject to the voting agreement. We refer to Mr. Hickey, Sr.’s common shares as the “covered shares.” In addition, if Mr. Hickey, Sr. acquires beneficial ownership of additional common shares, those shares will also be covered shares.

The following is a summary description of the voting agreement, a copy of which is attached to this proxy statement as Annex C.

Agreement to Vote and Irrevocable Proxy

Mr. Hickey, Sr. has agreed to vote all of his common shares at the special general meeting as follows:

·	in favor of the amalgamation proposal and any related matter that must be approved by shareholders; and

·
against the approval of any other acquisition proposal, reorganization, recapitalization, liquidation or winding-up of us or any other extraordinary transaction involving us, extraordinary dividend, distribution or recapitalization by us or change in our capital structure, or corporate action the consummation of which would frustrate the purposes, or prevent or delay the consummation, of the amalgamation.

Mr. Hickey, Sr. has also granted to Bayside an irrevocable proxy and irrevocably appointed Bayside and any individual designated by Bayside as Mr. Hickey, Sr.’s proxy and attorney-in-fact to vote the covered shares at the special general meeting (and any adjournment or postponement thereof) as described above.

Transfer Restrictions

In addition, Mr. Hickey, Sr. has agreed that except for certain specified transactions, he will not sell or otherwise dispose of or encumber (such actions being a “transfer”) any of his covered shares or enter into any option or other contract with respect to, or consent to, a transfer of any of his covered shares or his voting or economic interest in his covered shares.

Termination

The voting agreement terminates upon the earliest of (1) the approval of the amalgamation proposal at the special general meeting, (2) the termination of the amalgamation agreement in accordance with its terms, (3) the written agreement of Bayside and Mr. Hickey, Sr., and (4) the amendment or modification of the amalgamation agreement as in effect as of September 21, 2010 to reduce the amalgamation consideration or otherwise change the terms and conditions of the amalgamation agreement in a manner that is materially adverse to the shareholders of Majestic Capital.

No Limitation on Fiduciary Duty

Mr. Hickey, Sr. entered into the voting agreement with Bayside only as a shareholder of Majestic Capital and not in his capacity as a director of Majestic Capital. The voting agreement does not limit or affect his actions or omissions as a director and does not prohibit, limit or restrict him from exercising his fiduciary duties as a director of Majestic Capital or to its shareholders.

MARKET PRICE OF COMMON SHARES

The common shares are currently traded on the NASDAQ Capital Market under the symbol “MAJC.” The following table sets forth, for the periods indicated, the high and low closing sales prices per common share (as adjusted for the 1-for-10 reveres share split) as reported on the NASDAQ Global Select Market and NASDAQ Capital Market:

	2011(1)		2010		2009
Period	High	Low	High	Low	High	Low
First Quarter	$4.32	$4.18	$8.00	$2.90	$18.00	$4.40
Second Quarter	—	—	$6.30	$2.60	$14.00	$6.20
Third Quarter	—	—	$3.90	$1.90	$12.00	$9.10
Fourth Quarter	—	—	$4.49	$3.80	$10.60	$3.00

(1)	Through January 18, 2011.

The closing prices of the common shares, as reported on the NASDAQ Capital Market on September 21, 2010, the last full trading day before the public announcement of the proposed amalgamation, and on January 18, 2011, the last practicable trading day before the date of this proxy statement, were $2.20 and $4.23, respectively.

We have never declared or paid cash dividends on the common shares. Our current policy is to retain earnings, if any, for use in our business. Following the amalgamation, there will be no further public market for the common shares.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following tables present information regarding the beneficial ownership of the common shares as of January 18, 2011 of:

·	each of our directors;

·	our chief executive officer and the two other most highly compensated executive officers for fiscal 2009 (the “named executive officers”);

·	all current directors and executive officers as a group; and

·	persons beneficially owning more than 5% of the common shares.

Beneficial ownership is determined under the rules of the SEC and generally includes voting or investment power over securities. Except in cases where community property laws apply or as indicated in the footnotes to this table, we believe that each shareholder identified in the table possesses sole voting and sole dispositive power over all common shares shown as beneficially owned by the shareholder. Shares granted under restricted share awards that are expected to vest upon completion of the amalgamation are considered outstanding and beneficially owned by the person holding the restricted share awards.

Directors and Named Executive Officers

	Shares Beneficially Owned
Beneficial Owner(1)	Number(2)	Percent(3)
David M. Birsner	32,992	1.9
Daniel G. Hickey, Sr.(3)(4)	179,968	10.4
Keith S. Hynes	5,956	*
Charles I. Johnston	4,015	*
Philip J. Magnarella	3,886	*
Salvatore A. Patafio	4,576	*
Louis Rosner	4,444	*
James J. Scardino	15,327	*
Louis J. Viglotti	6,114	*
Chester J. Walczyk	7,629	*
Current directors and named executive officers as a group(5)	264,907	15.3

*      Less than 1%

(1)	The address of each of the named individuals is c/o Majestic Capital, Ltd., FB Perry Building, 40 Church Street, P.O. Box HM 2062, Hamilton, HMHX, Bermuda.

(2)
The number of shares beneficially owned by our directors and named executive officers includes the following restricted shares granted under our 2005 Long Term Incentive Plan which will vest upon completion of the amalgamation:

Number of Unvested Restricted Shares
David M. Birsner	1,752
Daniel G. Hickey, Sr.	1,752
Keith S. Hynes	1,752
Charles I. Johnston	1,752
Philip J. Magnarella	1,752
Salvatore A. Patafio	1,752
Louis Rosner	1,752
James J. Scardino	6,666
Louis J. Viglotti	—
Chester J. Walczyk	—

(3)
Computed on the basis of an aggregate of 1,728,550 outstanding shares as of January 18, 2011, which includes (a) 1,668,068 common shares, (b) 39,500 Class B shares and (c) an aggregate of 20,982 restricted shares granted under our 2005 Long Term Incentive Plan that will vest upon completion of the amalgamation. Our bye-laws reduce the total voting power of any shareholder owning, directly or indirectly, beneficially or otherwise, as described in our bye-laws, more than 9.9% of the common and Class B shares to 9.9% of the total voting power of our common and Class B shares. As a result of the application of our bye-laws, the combined voting power of Mr. Hickey, Sr. is limited to 9.9%, which results in the increase of the voting power of other shareholders. Pursuant to our bye-laws, the voting power of other shareholders, in aggregate, is increased by the same number of votes held by Mr. Hickey, Sr. that are subject to the voting limitation. Such increase applies to each of the other shareholders in proportion to its voting power as determined on the record date, provided that such increase will be limited to the extent necessary to avoid causing any shareholder to have more than 9.9% of the total voting power.

(4)
On September 21, 2010, Mr. Hickey, Sr. entered into a voting agreement with Bayside. Pursuant to the voting agreement, Mr. Hickey, Sr. has granted to Bayside an irrevocable proxy and irrevocably appointed Bayside and any individual designated by Bayside as Mr. Hickey, Sr.’s proxy and attorney-in-fact to vote the covered shares at the special general meeting (and any adjournment or postponement thereof). See “Mr. Hickey, Sr.’s Voting Agreement” beginning on page 61.

(5)
The amount shown reflects the total shares beneficially owned by our directors and named executive officers as a group and does not take into account any possible reductions of voting power under our bye-laws, as discussed in note 2 directly above. Assuming Mr. Hickey, Sr.’s total voting power is reduced to 9.9%, the total combined voting power of our directors and named executive officers as a group would be 14.8%.

Five Percent Holders

The following table sets forth information regarding the number and percentage of common shares held by all persons known by us to beneficially own more than five percent of our outstanding common and Class B shares. The information regarding beneficial ownership of common shares by the persons identified below is included in reliance on reports filed by such persons with the SEC, except that the percentage is based upon our calculations made in reliance upon the number of shares reported to be beneficially owned by each person in such reports and the number of common and Class B shares outstanding on January 18, 2011.

	Shares Beneficially Owned
Beneficial Owner	Number	Percent(1)
Daniel G. Hickey, Jr.(2) 70 Pond Hills Court Pleasant Valley, New York 12569	191,232	11.1
Bayside Equity Holdings LLC(3) 370 West Park Avenue Long Beach, New York 11561	178,216	10.3
Mendon Capital Advisors Corp(4) 150 Allens Creek Road Rochester, NY 14618	161,173	9.3
Mihaljevic Partners LP(5) 235 East 95th Street, Suite 14J New York, New York 10128	138,652	8.0
Matthew T. Hinshaw(6) PO Box 7468 Menlo Park, CA 94025	109,792	6.4
Burnham Asset Management Corp(7) Burnham Securities Inc. 1325 Avenue of the Americas New York, NY 10019	106,994	6.2

(1)
Computed on the basis of an aggregate of 1,728,550 outstanding shares as of January 18, 2011, which includes (a) 1,668,068 common shares, (b) 39,500 Class B shares and (c) an aggregate of 20,982 restricted shares granted under our 2005 Long Term Incentive Plan that will vest upon completion of the amalgamation.

(2)
Based upon most recently available Schedule 13D/A filed with the SEC on May 15, 2009. Mr. Hickey, Jr.’s share holdings include 39,500 Class B shares that are exchangeable at Mr. Hickey, Jr.’s option for common shares, unless (a) our board reasonably determines that such exchange of all or any part of the Class B shares may cause adverse tax consequences or (b) the common shares held by Mr. Hickey, Jr. after such an exchange would not have voting power greater than the common shares held by Mr. Hickey, Jr. before such an exchange. In accordance with our bye-laws, upon such an exchange, Mr. Hickey, Jr.’s voting percentage would be reduced to 9.9%. Under Bermuda law, Mr. Hickey, Jr. is entitled to vote his Class B shares on the amalgamation proposal and the adjournment proposal. Accordingly, the percentage of shares owned by Mr. Hickey, Jr. shown in table includes the Class B shares of Mr. Hickey, Jr. The amount shown reflects the total number of common and Class B shares beneficially owned by Mr. Hickey, Jr. and does not take into account any possible reductions of voting power under our bye-laws. Assuming such a reduction applies, Mr. Hickey, Jr.’s total voting power would be reduced to 9.9%.

(3)
Based upon most recently available Schedule 13D filed with the SEC on September 30, 2010. On September 21, 2010, Bayside entered into a voting agreement with Mr. Hickey, Sr. Pursuant to the voting agreement, Mr. Hickey, Sr. has granted to Bayside an irrevocable proxy and irrevocably appointed Bayside and any individual designated by Bayside as Mr. Hickey, Sr.’s proxy and attorney-in-fact to vote the covered shares at the special general meeting (and any adjournment or postponement thereof). See “Mr. Hickey, Sr.’s Voting Agreement” beginning on page 61.The amount shown reflects the total number of common and Class B shares beneficially owned by Mr. Hickey, Sr. and does not include unvested restricted shares granted under our 2005 Long Term Incentive Plan. The percentage of shares beneficially owned shown does not take into account any possible reductions of voting power under our bye-laws. Assuming such a reduction applies, Bayside’s total voting power would be reduced to 9.9%.

(4)	Based upon most recently available Schedule 13G/A filed with the SEC on February 16, 2010.

(5)	Based upon most recently available Schedule 13G filed with the SEC on March 29, 2010.

(6)	Based upon most recently available Schedule 13G filed with the SEC on November 12, 2010.

(7)	Based upon most recently available Schedule 13G filed with the SEC on February 16, 2010.

DISSENTERS’ RIGHTS

If the amalgamation is completed, you may be entitled to dissenters’ rights under Section 106(6) of Bermuda Companies 1981, which we refer to in this proxy statement as “Section 106,” as long as you strictly comply with all of the conditions established by Section 106 and the other requirements of Section 106 are satisfied.

If you have a beneficial interest in common or Class B shares that are held of record in the name of another person, such as a trustee or nominee, and you desire to perfect any dissenters’ rights, you must act promptly to cause the holder of record timely and properly to follow the steps summarized below. Dissenters’ rights cannot be validly exercised by persons other than a shareholder of record regardless of the beneficial ownership of the shares.

The discussion below is not a complete summary of Bermuda law relating to dissenters’ rights and is qualified in its entirety by the reference to the text of the relevant provisions of Bermuda law, which is attached to this proxy statement as Annex D. If you intend to exercise dissenters’ rights, you should carefully review Annex D. Failure to follow exactly any of the statutory procedures set forth in Annex D may result in a termination or waiver of these rights. Neither the amalgamation agreement nor this proxy statement confers upon any shareholder any dissenters’ rights greater than those provided in Section 106 or otherwise expands the rights provided by Section 106.

Under Bermuda law, if a Bermuda company is amalgamated with another company or corporation, any shareholder of the Bermuda company is entitled to receive fair value for its shares.

If you are not satisfied that you have been offered fair value for your common or Class B shares and you do not vote your shares in favor of the amalgamation agreement, then you may exercise appraisal rights under Section 106 to have the fair value of your common or Class B shares appraised by the Supreme Court of Bermuda. If you intend to exercise appraisal rights, then you MUST file your application for appraisal of the fair value of your common or Class B shares with the Court within ONE MONTH after the date the notice convening the special general meeting is deemed to have been given whether or not the special general meeting has been held before the one month period expires. The notice delivered with this proxy statement constitutes this notice. Persons owning beneficial interests in common or Class B shares but who are not shareholders of record should note that only persons who are shareholders of record are entitled to make an application for appraisal.

There are no statutory rules or published decisions of the Court prescribing the operation of the provisions of the Bermuda Companies Act 1981 governing appraisal rights that are set forth in Section 106 or the process of appraisal by the Court and there is uncertainty about the precise methodology that would be adopted by the Court in determining the fair value of shares in an appraisal application under the Bermuda Companies Act 1981.

If you vote in favor of the amalgamation proposal at the special general meeting, then you will have no right to apply to the Court to appraise the fair value of your common or Class B shares, and instead, if the amalgamation is consummated, and as discussed in “The Amalgamation Agreement — Amalgamation Consideration,” each of your common and Class B shares will be converted into the right to receive the amalgamation consideration. Voting against the amalgamation, or not voting, will not in itself satisfy the requirements for notice and exercise of your right to apply for appraisal of the fair value of your common or Class B shares.

In any case in which a registered holder of common or Class B shares has made an appraisal application, which shareholder we refer to as a “dissenting shareholder,” in respect of their common or Class B shares, which we refer to as “dissenting shares,” and the amalgamation has been made effective under Bermuda law prior to the Court’s appraisal of the fair value of such dissenting shares then, if the fair value of the dissenting shares is later appraised by the Court, the dissenting shareholder shall be entitled to be paid an amount equal to the value of the dissenting shares appraised by the Court within one month of the Court’s appraisal.

In any case in which the value of the dissenting shares held by a dissenting shareholder is appraised by the Court before the amalgamation has been made effective under Bermuda law, Majestic Capital will be required to pay the dissenting shareholder within one month of the Court’s appraisal an amount equal to the value of the dissenting shares appraised by the Court, unless the amalgamation is terminated pursuant to the terms of the amalgamation agreement.

The payment to you of the fair value of your dissenting shares as appraised by the Court could be equal to or more than the value of the amalgamation consideration that you would have received in the amalgamation if you had not exercised your appraisal rights in relation to your dissenting shares.

You will not have any right to appeal the appraisal made by the Court. The responsibility for costs of any application to the Court under Section 106 will be in the Court’s discretion.

Bayside may terminate the amalgamation agreement if the total number of common and Class B shares for which appraisal rights have been properly exercised pursuant to Bermuda law exceeds 10% of the aggregate outstanding common and Class B shares.

In view of the complexity of the provisions of Bermuda law relating to dissenters’ rights, if you wish to exercise dissenters’ rights or wish to preserve your right to do so, you should carefully read Section 106 of the Bermuda Companies Act 1981, since failure to comply strictly with the procedures set forth therein will result in the loss of such rights. If you have any questions regarding your right to exercise dissenters’ rights or if you wish to dissent, you are strongly encouraged to seek the advice of legal counsel.

AUTHORITY TO ADJOURN THE SPECIAL GENERAL MEETING

Proposal

If at the special general meeting of shareholders, our board of directors determines it is necessary or appropriate to adjourn or postpone the special general meeting, we intend to move to adjourn or postpone the special general meeting. For example, our board of directors may make such a determination if the number of our common and Class B shares represented at the special general meeting do not constitute a quorum or if the shares represented and voting in favor of the amalgamation proposal in person or by proxy at the meeting is insufficient to approve the amalgamation proposal under applicable law, in order to enable our board of directors to solicit additional proxies to obtain a quorum or additional votes in respect of the amalgamation proposal. In addition, our board of directors may determine it is appropriate or desirable to adjourn or postpone the special general meeting if certain conditions to the completion of the amalgamation have not been satisfied prior to the scheduled date for the meeting (see “The Special General Meeting ― Adjournments and Postponements” beginning on page 13). If our board of directors determines that it is necessary or appropriate, we will ask shareholders to vote only upon the adjournment proposal, and not the amalgamation proposal.

In this proposal, we are asking you to vote in favor of adjournment or postponement of the special general meeting to a later date or time, if necessary or appropriate, to solicit additional proxies if a quorum is not present, if there are insufficient votes at the time of such adjournment to approve the amalgamation proposal or if certain closing conditions have not been satisfied. If the shareholders approve the adjournment proposal, we could adjourn or postpone the special general meeting and any adjourned or postponed session of the special general meeting and use the additional time to solicit additional proxies, including the solicitation of proxies from shareholders that have previously voted, or to satisfy such closing conditions. Among other things, approval of the adjournment proposal could mean that, even if we had received proxies representing a sufficient number of votes against the approval of the amalgamation proposal to defeat that proposal, Majestic Capital could adjourn the special general meeting without a vote on the amalgamation proposal and seek to convince the holders of those shares to change their votes to votes in favor of the amalgamation proposal.

Vote Required and Board Recommendation

Approval of the adjournment proposal requires the affirmative vote of a majority of the common and Class B shares represented and voting at the special general meeting together as one class.

Our board of directors recommends that you vote “FOR” the adjournment proposal.

OTHER MATTERS

No business may be transacted at the special general meeting other than the matters set forth in this proxy statement.

SHAREHOLDER PROPOSALS

If the amalgamation is completed, we will no longer have public shareholders and there will be no public participation in any future meetings of shareholders. However, if the amalgamation is not completed or we are otherwise required to do so under applicable law, we will hold our annual general meeting of shareholders in 2011. To be considered for inclusion in the 2011 proxy statement, shareholder proposals should have been received at our principal executive offices no later than the close of business on December 1, 2010. Proposals should be addressed to: Corporate Secretary, Majestic Capital, Ltd., PO Box HM 2062, Hamilton HM HX, Bermuda. The proposal should have complied in all respects with the rules and regulations of the SEC and our bye-laws. If a shareholder would like to nominate one or more individuals for election as a director at the 2011 annual general meeting, written notice of the proposal should have been received at our registered office no earlier than November 1, 2010 and later than December 1, 2010. Any notice for a director nomination should have included the information required under our bye-laws.

WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy any reports, statements or other information that we file with the SEC at the SEC public reference room at the following location: Public Reference Room, 100 F Street, N.E., Room 1580, Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the public reference room. These SEC filings are also available to the public from commercial document retrieval services and at the website maintained by the SEC at www.sec.gov. Our public filings are also available on our website at www.majesticcapital.com. The information provided on our website is not incorporated by reference into, and does not form any part of, this proxy statement.

Any person, including any beneficial owner, to whom this proxy statement is delivered may request copies of reports, proxy statements or other information concerning us, without charge, by writing to our corporate secretary at Majestic Capital, Ltd., PO Box HM 2062, Hamilton HM HX, Bermuda, or by calling (441) 295-6689. Such information may also be obtained without charge by contacting Georgeson, our proxy solicitation agent, at 199 Water Street, 26th Floor, New York, New York 10038, Telephone: (866) 391-6921.

***

You should rely only on the information contained in this proxy statement. We have not authorized anyone to provide you with information that is different from what is contained in this proxy statement. This proxy statement is dated January 19, 2011. You should not assume that the information contained in this proxy statement is accurate as of any date other than that date. Neither the mailing of this proxy statement to shareholders nor the payment of the amalgamation consideration creates any implication to the contrary.

ANNEX A

EXECUTION COPY

AGREEMENT AND PLAN OF MERGER AND AMALGAMATION

among

BAYSIDE CAPITAL PARTNERS LLC,

MAJESTIC ACQUISITION CORP.

and

MAJESTIC CAPITAL, LTD.

Dated as of September 21, 2010

TABLE OF CONTENTS

Page
ARTICLE 1		1
DEFINITIONS		1
1.01	Certain Defined Terms	1
1.02	Other Defined Terms	7
ARTICLE 2		10
THE TRANSACTION		10
2.01	The Transaction	10
2.02	Closing Date	10
2.03	Certificate of Incorporation and Bylaws	11
2.04	Directors; Officers	11
2.05	Effect on Shares	11
2.06	Effect of Amalgamation under Companies Act	12
2.07	Exchange of Certificates; Payment of Transaction Consideration	12
2.08	Adjustments to Prevent Dilution	13
2.09	Restricted Shares	14
ARTICLE 3		14
REPRESENTATIONS AND WARRANTIES OF THE COMPANY		14
3.01	Organization and Qualification; Capitalization; Subsidiaries	14
3.02	Authority Relative to This Agreement	15
3.03	SEC Filings; Financial Statements	16
3.04	No Undisclosed Liabilities	16
3.05	Absence of Changes	17
3.06	Insurance Matters	17
3.07	Consents and Approvals; No Violations	19
3.08	Litigation	20
3.09	Material Contracts	20
3.10	Other Company Permits; Compliance with Applicable Laws	20
3.11	Employment Matters	21
3.12	Taxes	21
3.13	Employee Benefit Plans	22
3.14	Intellectual Property	24
3.15	Real and Personal Property	24
3.16	Insurance	24
3.17	Investments; Derivatives	25
3.18	Opinion of Financial Advisors	25
3.19	Brokers	25
3.20	Foreign Corrupt Practices Act	25
3.21	Required Company Vote	25
ARTICLE 4		26
REPRESENTATIONS AND WARRANTIES		26
OF PARENT AND M&A SUB		26
4.01	Organization and Qualification; Capitalization; Subsidiaries	26
4.02	Authority Relative to This Agreement	26

4.03	Consents and Approvals; No Violations	26
4.04	Litigation	27
4.05	Brokers	27
4.06	Interim Operations of M&A Sub	27
4.07	Financing	27
4.08	Proxy Statement Information	27
ARTICLE 5		28
COVENANTS RELATED TO CONDUCT OF BUSINESS		28
5.01	Conduct of Business of the Company	28
5.02	Control of Other Party’s Business	30
ARTICLE 6		31
ADDITIONAL AGREEMENTS		31
6.01	Required Filings and Consents; Preparation of the Proxy Statement; Shareholders Meetings	31
6.02	Board Actions and Shareholders Meeting	32
6.03	Access to Information	33
6.04	Commercially Reasonable Efforts	33
6.05	Acquisition Proposals	34
6.06	Employee Benefit Plans and Rights	36
6.07	Fees and Expenses	36
6.08	Indemnification; Directors’ and Officers’ Insurance	37
6.09	Advice of Change	38
6.10	Public Announcements	38
6.11	Nasdaq Quotation	38
6.12	Conduct of Business by Parent	38
ARTICLE 7		39
CLOSING CONDITIONS		39
7.01	Conditions to Each Party’s Obligations	39
7.02	Conditions to the Obligations of Parent and M&A Sub	39
7.03	Conditions to the Obligations of the Company	41
ARTICLE 8		41
TERMINATION; AMENDMENT; WAIVER		41
8.01	Termination by Mutual Agreement	41
8.02	Termination by Either Parent or the Company	41
8.03	Termination by the Company	42
8.04	Termination by Parent	42
8.05	Effect of Termination and Abandonment	42
8.06	Amendment	43
8.07	Extension; Waiver	43
ARTICLE 9		43
MISCELLANEOUS		43
9.01	Nonsurvival of Representations and Warranties	43
9.02	Entire Agreement; Assignment	44
9.03	Notices	44
9.04	Governing Law	45
9.05	Venue; Waiver of Jury Trial	45

9.06	Remedies	46
9.07	Descriptive Headings	46
9.08	Parties in Interest	46
9.09	Severability	46
9.10	Counterparts; Delivery by Facsimile	46
9.11	Interpretation	46

Exhibit A	Bermuda Amalgamation Agreement
Exhibit B	Certificate of Merger
Exhibit C	Certificate of Incorporation
Exhibit D	Bylaws
Exhibit E	List of Officers and Directors
Exhibit F	Supplemental Indenture

AGREEMENT AND PLAN OF MERGER AND AMALGAMATION

THIS AGREEMENT AND PLAN OF MERGER AND AMALGAMATION, dated as of September 21, 2010 (this “Agreement”), is among Bayside Capital Partners LLC, a Delaware limited liability company (“Parent”), Majestic Acquisition Corp., a Delaware corporation and wholly-owned subsidiary of Parent (“M&A Sub”), and Majestic Capital, Ltd., a Bermuda company (the “Company”).  Parent, M&A Sub and the Company are sometimes hereinafter referred to individually as a “Party” and collectively as the “Parties”.

RECITALS

A.           It is proposed that the Company and M&A Sub merge and amalgamate (the “Transaction”) under the Laws (as defined in Section 1.01) of Bermuda and the State of Delaware and continue as a Delaware corporation (the “Resultant Company”) upon the terms and subject to the conditions of this Agreement and in accordance with the Delaware General Corporation Law, as amended (the “DGCL”), and the Companies Act 1981 of Bermuda, as amended (the “Companies Act”).

B.           The board of directors of the Company has (a) determined that the Transaction is advisable and in the best interests of the Company and its shareholders, and (b) approved and adopted this Agreement, the Bermuda Amalgamation Agreement, the Transaction and the other transactions contemplated by this Agreement.

C.           The managers and board of directors of Parent and M&A Sub, respectively, have approved and adopted this Agreement, the Bermuda Amalgamation Agreement, the Transaction and the other transactions contemplated by this Agreement.

D.           Parent, as sole shareholder of M&A Sub, has approved this Agreement, the Bermuda Amalgamation Agreement, the Transaction and the other transactions contemplated by this Agreement.

E.           This Agreement is being entered into in accordance with Sections 104B-D, 105 through 107 of the Companies Act and Section 252 of the DGCL.

AGREEMENT

In consideration of the premises and of the representations, warranties, covenants and agreements contained herein, the Parties, intending to be legally bound, agree as follows:

ARTICLE 1

DEFINITIONS

1.01  Certain Defined Terms.  As used in this Agreement, the following terms shall have the following meanings:

“Acquisition Proposal” means any offer or proposal to the Company or any of its Affiliates (including any proposal from or offer to the Company’s shareholders) or any of its advisers regarding any of the following (other than the transactions contemplated by this Agreement): (a) any amalgamation, merger, reorganization, tender offer, exchange offer, consolidation, share exchange, recapitalization, business combination, liquidation, dissolution, joint venture or other similar transaction by any person or “group” (as defined in Section 13(d) of the Exchange Act and the rules and regulations thereunder) involving more than 20% of the total share capital of the Company or (b) any other proposal by any person or “group” (as defined in Section 13(d) of the Exchange Act and the rules and regulations thereunder) which, if consummated, would result in the acquisition by a third party or parties of 20% or more of the share capital of the Company or 20% or more of the consolidated assets, net revenue or net income of the Company and its Subsidiaries taken as a whole.

“Action” means any claim, action, suit, arbitration, inquiry, proceeding or investigation by or before a Governmental Authority or arbitration panel.

“Affiliate” of a specified Person is a Person that directly, or indirectly through one or more intermediaries, controls, is controlled by or is under common control with the Person specified.

“Agent” shall mean each insurance agent, general agent, agency, producer, broker, reinsurance intermediary, program manager, managing general agent and managing general underwriter currently writing, selling, producing, underwriting or administering business for or on behalf of a Company Insurance Subsidiary.

“Bermuda Amalgamation Agreement” means the amalgamation agreement in the form attached hereto as Exhibit A among Parent, M&A Sub and the Company dated as of the date hereof.

“Business Day” means a day other than (a) Saturday or Sunday or (b) any other day on which banks in the City and State of New York or in Hamilton, Bermuda are permitted or required by applicable Law to be closed.

“Certificate of Merger” means the certificate of merger in the form attached hereto as Exhibit B.

“Code” means the United States Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder.

“Company Incentive Plan” means the Company’s 2005 Long Term Incentive Plan and any other stock-based benefit plan or arrangement applicable to directors, employees or independent contractors of or consultant to the Company or any Subsidiary, and any individual agreement to which the Company or any Subsidiary is a party that provides for stock-based compensation or stock-based remuneration.

 “Company Insurance Policies” means all policies of insurance (excluding reinsurance agreements, coinsurance agreements, retrocession agreements and similar agreements) maintained by the Company or by any of its Subsidiaries as of the date hereof with respect to their respective properties, assets, business, operations, employees, officers, directors or managers.

“Company Insurance Subsidiary” means any Subsidiary of the Company that underwrites insurance risks, issues insurance policies, enters into reinsurance contracts, or otherwise conducts any kinds of insurance activities as an insurance company or reinsurance company that require a Permit by an Insurance Regulator.

 “Company Material Adverse Effect” means a material adverse effect on (a) the assets, liabilities, operations, business, results of operations or financial condition of the Company and its Subsidiaries taken as a whole, including without limitation (i) any negative change or written notice of an impending negative change (that has not been rescinded) in the Company’s or any of its Subsidiaries’ (other than Twin Bridges’) A.M. Best Company, Inc. rating or (ii) any increase or written notice of an impending increase by any Insurance Regulator in its exertion of control over any Company Insurance Subsidiary that results in (A) an increase in the degree of supervision over any Company Insurance Subsidiary that negatively impacts the ability of such Company Insurance Subsidiary to transact business in the ordinary course as presently conducted, (B) the establishment of a receivership or conservatorship, (C) ordering of a liquidation or the like, or (D) any other exertion of control that has a Company Material Adverse Effect; or (b) the ability of the Company to timely consummate the Transaction and any of the transactions contemplated by this Agreement to be consummated or performed by the Company on or prior to the Closing Date; provided, however, that no event, change, circumstance or effect to the extent arising or resulting from any one or more of the following shall be taken into account in determining whether there has been or will be a Company Material Adverse Effect under clause (a) of this definition: (i) any change in any Law that applies to the Company or its Subsidiaries (except to the extent such change has a materially disproportionate effect on the Company and its Subsidiaries, taken as a whole, as compared to other similarly situated Persons in the industry in which the Company and its Subsidiaries operate); (ii) any change in U.S. GAAP, SAP or other regulatory accounting principles, or interpretations thereof, or in the Code, that apply to the Company or its Subsidiaries; (iii) the compliance by the Company with the terms of this Agreement, including any adverse consequences resulting or arising from any failure or refusal by Parent to provide a consent requested by the Company under Section 5.01; (iv) the announcement, pending status or performance of the transactions contemplated by this Agreement; (v) the loss or termination of employment of any employees by the Company or its Subsidiaries; (vi) general economic, financial or security market (including credit market) conditions so long as such conditions do not have a materially disproportionate effect on the Company and its Subsidiaries, taken as a whole, as compared to other similarly situated Persons in the industry in which the Company and its Subsidiaries operate; (viii) the commencement, occurrence or intensification of any engagement in hostilities, whether or not pursuant to the declaration of a national emergency or war, or the occurrence of any military or terrorist attack (except to the extent such hostilities or attack have a materially disproportionate effect on the Company and its Subsidiaries, taken as a whole, as compared to other similarly situated Persons in the industry in which the Company and its Subsidiaries operate as a result of the Company or the Company Insurance Subsidiaries having material exposure under insurance policies insuring against such risks that is not covered by reinsurance treaties or applicable Law); (ix) any adverse change resulting from changes in interest rates; or (x) any change in the Company’s stock price or trading volume or any failure, in and of itself, by the Company to meet any revenue, earnings or other projections, forecasts or predictions for any period ending following the date of this Agreement (provided that this exception shall not prevent or otherwise affect a determination that any changes, state of facts, circumstances, events or effects underlying a failure described in this clause (x) has resulted in a Company Material Adverse Effect); or (xi) the imposition of any restriction, term, condition or requirement that limits or affects the ability of Twin Bridges to issue General Insurance Contracts.

“Company Plan” means any “employee benefit plan” (as defined in Section 3(3) of ERISA) for the benefit of any current or former director, officer, employee or consultant of the Company, its Subsidiaries or any ERISA Affiliate, or with respect to which the Company, its Subsidiaries or any ERISA Affiliate has or may have any Liability, including any “employee welfare benefit plan” (as defined in Section 3(1) of ERISA), any “employee pension benefit plan” (as defined in Section 3(2) of ERISA) that is intended to satisfy the requirements of Section 401(a) of the Code, any Title IV Plan, and any other written plan or Contract involving direct or indirect compensation or benefits, including insurance coverage, severance or other termination pay or benefits, change in control, retention, performance, holiday pay, vacation pay, fringe benefits, disability benefits, pension, retirement plans, profit sharing, deferred compensation, bonuses, stock options, stock purchase, restricted stock or stock units, phantom stock, stock appreciation or other forms of incentive compensation or post-retirement compensation, maintained or contributed to by the Company, its Subsidiaries or any ERISA Affiliate (or that has been maintained or contributed to in the last six (6) years by the Company, its Subsidiaries or any ERISA Affiliate) for the benefit of any current or former director, officer or employee of or consultant to the Company, its Subsidiaries or any ERISA Affiliate, or with respect to which the Company, its Subsidiaries or any ERISA Affiliate has or may have any Liability.

“Company SEC Documents” means the Company’s Annual Reports on Form 10-K for the years ended December 31, 2007, 2008 and 2009, the Company’s Definitive Proxy Statements for the Annual General Meetings of Shareholders held in 2008, 2009 and 2010, the Company’s quarterly reports on Form 10-Q for the quarters ended March 31 and June 30, 2010 and the Company’s current reports on Form 8-K filed with the SEC since January 1, 2008.

“Company Termination Fee” means U.S.$500,000.

“Contract” means any legally binding written or oral agreement, contract, subcontract, lease, indenture, note, instrument, bond, option, license, sublicense, insurance policy, commitment, obligation or undertaking of any nature.

“Dissenting Shareholder” means a holder of Common Shares or Class B Shares that did not vote in favor of the Transaction and makes an application pursuant to section 106(6) of the Companies Act to the Supreme Court of Bermuda to appraise the value of its shares.

“Dissenting Shares” means Common Shares and Class B Shares held by a Dissenting Shareholder.

“Employee” means, with respect to any Person, any current or former employee of such Person or any of its Subsidiaries (or any predecessor thereof).

“ERISA” means the Employee Retirement Income Security Act of 1974 and the rules and regulations promulgated thereunder, each as amended.

“ERISA Affiliate” means (a) when used in reference to the Company and its Subsidiaries, any other Person that, together with the Company or any Subsidiary of the Company would be treated as a single employer under Section 414 of the Code and (b) when used in reference to Parent and its Subsidiaries, any other Person that, together with Parent or any Subsidiary of Parent would be treated as a single employer under Section 414 of the Code.

“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated by the SEC thereunder.

“Expenses” means all out-of-pocket expenses (including all fees and expenses of counsel, accountants, investment bankers, experts and consultants to a Party and its Affiliates) incurred by a Party or on its behalf in connection with, or related to, the authorization, preparation, negotiation, execution and performance of this Agreement, and the transactions contemplated by this Agreement, including the conduct of a due diligence investigation by such Party, the preparation, printing and mailing of the Proxy Statement and the solicitation of shareholder approvals and all other matters related to the transactions contemplated by this Agreement.

“Governmental Authority” means any multinational, national, state, provincial or local authority, quasi-governmental authority, instrumentality, court, government or self-regulatory organization, commission, tribunal or organization, or any regulatory, administrative or other agency, or any political or other subdivision, department or branch of any of the foregoing in Bermuda, the United States or any other country.

“Indebtedness” means with respect to any Person, (a) indebtedness for borrowed money, (b) obligations evidenced by bonds, notes, debentures or other similar instruments or by letters of credit, including purchase money obligations or other obligations relating to the deferred purchase price of property (other than trade payables incurred in the ordinary course of business), (c) Liabilities of Persons (other than the Company and its Subsidiaries) secured by a Lien (other than a Permitted Lien) on any asset of the Company or any of its Subsidiaries, (d) Liabilities under or in respect of letters of credit and bank guarantees (including reimbursement obligations with respect thereto), (e) Liabilities under lease obligations required to be classified and accounted for as capital leases on a balance sheet under U.S. GAAP and Liabilities under any sale and leaseback transaction, any synthetic lease or tax ownership operating lease transaction or any other transaction that is the functional equivalent of or takes the place of borrowing but that does not constitute a liability on the balance sheet, (f) Liabilities under interest rate cap agreements, interest rate swap agreements, foreign currency exchange agreements and other hedging or similar agreements, (g) Liabilities in the nature of guarantees of obligations of the type described in clauses (a) through (f) of this definition of any other Person, and (h) accrued interest, prepayment penalties or premiums, breakage fees and all other amounts owed in respect of any of the foregoing.

“Insurance Regulator” means the Governmental Authority charged with supervision of insurance companies.

“Intellectual Property” means all intellectual property rights arising from or associated with the following, whether protected, created or arising under the Laws of the United States or any other jurisdiction: (a) trademarks, trade names, service marks, brand names, certification marks (registered and unregistered), domain names, trade dress and other indications of origin, the goodwill associated with the foregoing and registrations in any jurisdiction of, and applications (including intent to use applications) in any jurisdiction to register, the foregoing, including any extension, modification or renewal of any such registration or application; (b) patents, patent applications, inventions, discoveries and ideas, whether patentable or not, in any jurisdiction, and all continuations, continuations in part, divisionals, re-examinations, re-issues and similar rights relating thereto; (c) know-how, trade secrets, improvements, concepts, methods, processes, designs, plans, schematics, drawings, formulae, technical data, specifications, technology and product roadmaps, and data bases and confidential information and rights in any jurisdiction to limit the use or disclosure thereof by any Person; (d) copyrights, copyrightable works, writings and other works, whether registered or not, in any jurisdiction, registrations or applications for registration of copyrights in any jurisdiction, and any renewals or extensions thereof; and (e) all other intellectual property or proprietary rights in any country or jurisdiction, including the right to register, patent or apply for other legal protection of same and the right to sue at law or in equity for any infringement or violation of the foregoing prior to the Closing Date, and to collect all proceeds and damages with respect thereto.

“IRS” means the U.S. Internal Revenue Service and, to the extent relevant, the U.S. Department of Treasury.

“Knowledge” when used in reference to (a) the Company or its Subsidiaries means the knowledge that any of the executive officers, listed in the Company Disclosure Letter, of the Company or its Subsidiaries actually has or has become aware of, having conducted due inquiry, and (b) Parent or its Subsidiaries means the knowledge that any of the executive officers of Parent actually has or has become aware of, having conducted due inquiry.

“Lancer” means Lancer Financial Group, Inc., an Illinois corporation.

 “Law” means any multinational, national, state, provincial or local law, statute, ordinance, regulation, rule, code or other requirement or rule of law or stock exchange rule.

“Liability” means any Indebtedness, liability or obligation, whether accrued or fixed, absolute or contingent, matured or unmatured, determined or undeterminable or known or unknown, including those arising under any Law or Action and those arising under any Contract or otherwise.

“Lien” means, with respect to any asset (including any security) any mortgage, lien, pledge, attachment, charge, security interest, easement, right-of-way, restriction, usufruct or encumbrance in respect of such asset.

“Losses” means all losses, claims, damages, liabilities, reasonable fees and expenses (including reasonable attorneys’ fees and disbursements and reasonable investigation expenses), judgments, fines and amounts paid in settlement; provided, however, that “Losses” does not include special, incidental or consequential damages of any type or punitive damages (in each case, unless paid to a third party), except to the extent arising from fraud.

“Material Contract” means:

(a)           any “material contracts” (as such term is defined in Item 601(b)(10) of Regulation S-K of the SEC) with respect to the Company or any of its Subsidiaries;

(b)           any Contract of the Company or any of its Subsidiaries evidencing any Indebtedness in excess of U.S. $100,000;

(c)           any partnership agreement, limited liability agreement, joint venture agreement or similar agreement to which the Company or any of its Subsidiaries is a party;

(d)           any Contract of the Company or any of its Subsidiaries for the acquisition or disposition, directly or indirectly (by merger, amalgamation or otherwise), of the business and assets or capital stock or other equity interests of another Person other than acquisitions of operating assets in the ordinary course of business and other than the acquisition of Investment Assets;

(e)           any Contract of the Company or any of its Subsidiaries containing a right of first refusal, first negotiation, “tag along” or “drag along” rights applicable to any capital stock of the Company or any of its Subsidiaries or any assets of the Company or any of its Subsidiaries;

(f)           any Contract of the Company or any of its Subsidiaries outside the ordinary course of business involving expenditures, Liabilities or revenues, which as of the date hereof, are reasonably expected to be in excess of U.S. $100,000;

(g)           any employment agreements to which the Company or any of its Subsidiaries is a party that is not terminable “at will” by the Company or such Subsidiary;

(h)           any non-competition agreement or any other Contract that purports to limit the ability of the Company or its Subsidiaries to compete or engage in any line of business; and

(i)           any Contract of the Company or any of its Subsidiaries that would reasonably be expected to prohibit, or delay past the Final Termination Date, the consummation by the Company of the Transaction.

“Multiemployer Plan” means an employee benefit plan defined as such in Section 3(37) of ERISA.

“Order” means any order, writ, judgment, ruling, injunction, decree, stipulation, determination or award entered by or with any Governmental Authority.

“Organizational Documents” means, with respect to any entity, the memorandum of association or the certificate or articles of incorporation and bye-laws or by-laws of such entity, or any similar organizational documents of such entity.

“Other Company Permits” means all material Permits that are necessary for the lawful conduct of the respective businesses of the Company and its Subsidiaries as currently conducted and to own, lease or operate their material properties and assets, other than Company Insurance Permits.

“Parent Material Adverse Effect” means one or more events, changes, circumstances or effects that could reasonably be expected to have a materially adverse effect on the ability of Parent to timely consummate the Transaction or the other transactions contemplated by this Agreement.

“Permits” means all permits, licenses, certificates, orders, authorizations, permissions, concessions, variances, exemptions and similar approvals from or with any Governmental Authority, including Company Insurance Permits and Other Company Permits.

“Permitted Indebtedness” means (a) Indebtedness of the Company or any Subsidiary of the Company incurred in the ordinary course of business in connection with General Insurance Contracts or any security, commodity, derivative transaction or other financial product purchased, sold or entered into by the Company for the purpose of undertaking one or more risks assumed by the Company or any Subsidiary of the Company in the ordinary course of business or managing one or more risks otherwise assumed by the Company or any of its Subsidiaries; (b) any Indebtedness owed by any Subsidiary of the Company to the Company or any other Subsidiary of the Company or by the Company to any one or more of its Subsidiaries; (c) Indebtedness of the Company or any Subsidiary of the Company in respect of letters of credit issued to reinsurance cedents, or to lessors of real or personal property in lieu of security deposits in connection with leases of the Company or any Subsidiary of the Company, in each case in the ordinary course of business; (d) Indebtedness of the Company or any Subsidiary of the Company incurred in the ordinary course of business in connection with workers’ compensation insurance, reinsurance, self-insurance or deductible obligations, unemployment insurance or other forms of governmental insurance or benefits or pursuant to letters of credit or other security arrangements entered into in connection with such insurance or benefits; and (e) Indebtedness under the Trust Preferred Indenture and the Trust Preferred Securities, and the Company’s guaranty of such Indebtedness, and Indebtedness of Embarcadero Insurance Holdings,  Inc. in the aggregate amount of $8,000,000.

“Permitted Liens” means the following Liens: (a) Liens for Taxes not yet due or for Taxes that are being contested in good faith and which are reflected or reserved against in the Company’s financial statements to the extent required by U.S. GAAP; (b) statutory Liens of landlords and Liens of carriers, warehousemen, mechanics, materialmen and other Liens imposed by Law, in each case, for amounts not yet due; (c) Liens incurred or deposits made in the ordinary course of business in connection with workers’ compensation, unemployment insurance or other types of social security; (d) Liens granted in the ordinary course of the insurance or reinsurance business of the Company or its Subsidiaries on assets including, without limitation, statutory deposits, assets pledged or transferred to secure insurance, reinsurance or retrocession obligations, the funding of environmental remediation liabilities assumed by the Company or its Subsidiaries, return of premiums, retrospective premiums, reinstatement premiums, payment of claims and other underwriting activities of the Company or its Subsidiaries, deposit liabilities, and deposits with or pledges to Government Authorities; (e) Liens not created by the Company or any of its Affiliates that affect any rights of the tenant under the real property leases of the Company or any of its Subsidiaries or the fee interest in any of the real property of the Company or any of its Subsidiaries, so long as such Liens do not interfere materially with the ordinary course of the Company’s or any of its Subsidiaries’ business; (f) Liens created by or through Parent or M&A Sub; (g) Liens arising under or granted in the ordinary course of business pursuant to the Company’s lease agreements disclosed in the Company Disclosure Letter, and assets pledged or transferred to secure obligations under such leases; and (h) Liens arising under this Agreement.

“Person” means an individual, company, corporation, limited liability company, partnership, association, trust, unincorporated organization, other natural or legal person, entity or group (as “group” is defined in the Exchange Act).

“Required Company Vote” means the affirmative vote of a majority of the votes cast at a duly convened general meeting of the shareholders of the Company at which a quorum is present.

“SEC” means the U.S. Securities and Exchange Commission.

“Subsidiary” means, with respect to any Person, any entity, whether incorporated or unincorporated, of which (a) more than fifty percent of the capital securities or other ownership interests or (b) the securities or ownership interests having by their terms voting power to elect more than fifty percent of the board of directors or other Persons performing similar functions is directly or indirectly owned or controlled by such Person or by one or more of its Subsidiaries.

“Tax Authority” means any Governmental Authority having jurisdiction over the assessment, determination, collection or imposition of any Tax.

“Tax Returns” means any return, declaration, report, statement, information statement and other document required to be filed with any Tax Authority with respect to Taxes.

“Taxes” means all taxes, charges, fees, levies or other assessments, including U.S. and foreign, national, state and local income, profits (including any surtax), capital gains, franchise, property, turn-over, sales, value-added, use, excise, wage, payroll, capital, stamp and other taxes, including obligations for withholding taxes from payments due or made to any other Person, as well as any contribution to any social security scheme, and any interest, penalties and additions to Tax.

“Title IV Plan” means any “employee pension benefit plan” (as defined in Section 3(2) of ERISA) covered or previously covered by Title IV of ERISA.

“Trust Preferred Indenture” means that certain Indenture dated as of November 14, 2006 among CRM USA Holdings, Inc., the Company and the Bank of New York Trust Company, National Association, as Trustee.

“Trust Preferred Securities” means the Junior Subordinated Debt Securities due December 15, 2036 issued pursuant to the Trust Preferred Indenture.

“Twin Bridges” means Twin Bridges (Bermuda) Ltd., a Bermuda company and a Company Insurance Subsidiary that is wholly-owned directly by the Company.

“U.S. GAAP” means generally accepted accounting principles in the United States.

“WARN” means the United States Worker Adjustment and Retraining Notification Act, as amended, and similar state and local laws.

1.02  Other Defined Terms.  The following terms have the meanings defined for such terms in the Sections set forth below:

Term	Section
Acquisition Proposal	1.01
Action	1.01
Affiliate	1.01
Agent	1.01
Agreement	Preamble
Bermuda Amalgamation Agreement	1.01
BMA	3.07	(a)
Business Day	1.01
Bye-Laws	3.01	(d)
Bylaws	2.03

Term	Section
Capitalization Date	3.01	(e)
Certificate	2.05	(a)
Certificate of Incorporation	2.03
Certificate of Merger	1.01
Class B Shares	2.05
Closing	2.02
Closing Date	2.02
Code	1.01
Common Shares	2.05
Companies Act	Recitals
Company	Preamble
Company Actuarial Analyses	3.06	(e)
Company Annual Statement	3.06	(c)
Company Disclosure Letter	Article 3
Company Fairness Opinion	3.18
Company Financial Advisor	3.18
Company Financial Statements	3.03	(b)
Company Incentive Plan	1.01
Company Insurance Permit	3.06	(g)
Company Insurance Policies	1.01
Company Insurance Subsidiary	1.01
Company Material Adverse Effect	1.01
Company Material IP	3.14	(a)
Company Plan	1.01
Company Quarterly Statement	3.06	(c)
Company Restricted Share	2.09
Company SEC Documents	1.01
Company Securities	3.01	(e)
Company Shareholder Meeting	6.02	(a)
Company Stock Option	7.02	(j)
Company Termination Fee	1.01
Company Voting Debt	3.01	(e)
Contract	1.01
D&O Insurance	6.08	(b)
DGCL	Recitals
Dissenting Shareholder	1.01
Dissenting Shares	1.01
DOL	3.13	(a)
Effective Time	2.01
Enforceability Exceptions	3.02
Employee	1.01
ERISA	1.01
ERISA Affiliate	1.01
Exchange Act	1.01
Excluded Shares	2.05	(a)
Expenses	1.01

Term	Section
Final Termination Date	8.02	(a)
Form A Filings	6.04	(c)
General Insurance Contracts	3.06	(a)
Governmental Authority	1.01
Indebtedness	1.01
Indemnified Parties	6.08	(a)
Insurance Regulator	1.01
Intellectual Property	1.01
Investment Assets	3.17
Investment Policy	3.17
IRS	1.01
Knowledge	1.01
Law	1.01
Liability	1.01
Lien	1.01
Losses	1.01
M&A Sub	Preamble
Material Contract	1.01
Memorandum of Association	3.01	(d)
Multiemployer Plan	1.01
Nasdaq	3.03	(d)
Notice of Superior Proposal	6.05	(c)
Order	1.01
Organizational Documents	1.01
Other Company Permits	1.01
Parent	Preamble
Parent Disclosure Letter	Article 4
Parent Material Adverse Effect	1.01
Parties	Preamble
Party	Preamble
Paying Agent	2.07	(a)
Payment Fund	2.07	(a)
Permits	1.01
Permitted Indebtedness	1.01
Permitted Liens	1.01
Person	1.01
Proxy Statement	6.01	(b)
Qualified Plan	3.13	(e)
Qualifying Amendment	6.01	(c)
Recommendation to Shareholders	6.02	(b)
Regulatory Reports	3.06	(f)
Representatives	6.05	(a)(i)
Required Company Vote	1.01
Required Contract or Other Permit Consent	6.01	(a)
Requisite Insurance Regulatory Approval	6.01	(a)(i)
Requisite Regulatory Approvals	7.01	(b)

Term	Section
Resultant Company	Recitals
SAP	3.06	(c)
Sarbanes-Oxley Act	3.03	(c)
SEC	1.01
Specified Actions	5.01	(k)
Subsidiary	1.01
Superior Proposal	6.05	(b)
Tail Policies	6.08	(b)
Tax Authority	1.01
Tax Returns	1.01
Tax Sharing Agreement	3.12	(d)
Taxes	1.01
Title IV Plan	1.01
Transaction	Recitals
Transaction Consideration	2.05	(a)
Trust Preferred Indenture	1.01
Trust Preferred Securities	1.01
U.S. GAAP	1.01
Twin Bridges	1.01
WARN	1.01

ARTICLE 2

THE TRANSACTION

2.01 The Transaction.  Upon the terms and subject to the conditions set forth in this Agreement and the Bermuda Amalgamation Agreement and in accordance with the DGCL and the Companies Act, at the Effective Time, M&A Sub and the Company, being companies incorporated and registered in the State of Delaware and Bermuda, respectively, shall merge and amalgamate, and the Resultant Company shall continue as a Delaware corporation as a result of the Transaction.  Contemporaneously with the execution of this Agreement, the Parties shall execute and exchange the Bermuda Amalgamation Agreement.  The name of the Resultant Company shall be as set forth in the Certificate of Merger.  The date and time that the Transaction shall become effective as set forth in the Certificate of Merger filed with the Secretary of State of the State of Delaware and the certificate of amalgamation issued by the Bermuda Registrar of Companies pursuant to the Companies Act shall be the “Effective Time.”  In accordance with the requirements of the Companies Act and subject to the terms and conditions set forth in this Agreement, the Bermuda Amalgamation Agreement will be submitted for approval at a general meeting of shareholders of the Company.  Under the Companies Act, the Bermuda Amalgamation Agreement shall be deemed to have been approved when it has been approved by the shareholders of the Company and M&A Sub, it being agreed that the sole shareholder of M&A Sub has duly approved the Bermuda Amalgamation Agreement.

2.02 Closing Date.  Subject to the provisions of Article 7, the closing of the Transaction (the “Closing”) shall be held at the offices of Nixon Peabody LLP, 50 Jericho Quadrangle, Jericho, New York, at 10:00 a.m., local time, on the third Business Day after the satisfaction or waiver (subject to applicable Law) of the latest to be satisfied or waived of the conditions set forth in Article 7 (other than those conditions that by their nature are to be satisfied at the Closing, but subject to the fulfillment or waiver of those conditions) or at such other place or on such other date and time as shall be agreed to by the Parties in writing.  The date on which the Closing occurs is hereinafter referred to as the “Closing Date.” On the Closing Date, the Parties shall cause the Transaction to be consummated by filing all documents required by the DGCL with the Secretary of State of the State of Delaware and by filing all documents required by Section 108 of the Companies Act with the Bermuda Registrar of Companies.

2.03  Certificate of Incorporation and Bylaws.  The certificate of incorporation of the Resultant Company shall be the certificate of incorporation of M&A Sub, in the form attached hereto as Exhibit C (the “Certificate of Incorporation”).  The bylaws of the Resultant Company shall be the bylaws of M&A Sub, in the form attached hereto as Exhibit D (the “Bylaws”).

2.04  Directors; Officers.  As of the Effective Time, the officers and directors of the Resultant Company shall be as set forth in Exhibit E attached hereto, until their successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal in accordance with applicable Law, the Certificate of Incorporation, the Bylaws or this Agreement.

2.05  Effect on Shares.  Pursuant to the terms of this Agreement at the Effective Time, by virtue of the Transaction and without any action on the part of M&A Sub, the Company, Parent (as the holder of the shares of M&A Sub) or the holders of common shares, par value U.S. $0.01 per share, of the Company (the “Common Shares”) or the holders of class B shares, par value U.S. $0.01 per share, of the Company (the “Class B Shares”):

(a)  Transaction Consideration.  Each Common Share and each Class B Share issued and outstanding immediately prior to the Effective Time (other than Excluded Shares) shall be converted into the right to receive U.S.$0.45 in cash (without interest, subject to applicable withholding for Taxes, levies, imposts or other governmental charges) (the “Transaction Consideration”).  At the Effective Time, the Common Shares and the Class B Shares shall be cancelled and each certificate (a “Certificate”) representing any Common Shares or any Class B Shares (other than Excluded Shares) shall represent only the right to receive the Transaction Consideration payable in respect of such Common Shares and Class B Shares, as the case may be, provided that any Dissenting Shares shall be converted into the right to receive the Transaction Consideration and any additional amount in excess of the Transaction Consideration, as appraised by the Supreme Court of Bermuda pursuant to Section 106 of the Companies Act.  For purposes of this Agreement, the term “Excluded Shares” means (i) Common Shares that are owned by Parent, M&A Sub or any other direct or indirect Subsidiary of Parent (not held on behalf of, or as security for obligations owed by, third parties) and (ii) Common Shares that are owned by any direct or indirect Subsidiary of the Company (not held on behalf of, or as security for obligations owed by, third parties).

(b)  Cancellation of Shares.  Each Excluded Share issued and outstanding immediately prior to the Effective Time, by virtue of the Transaction and without any action on the part of the holder thereof, shall be cancelled without any conversion or payment of any consideration therefor.

(c)  Transfers.  At the Effective Time, the share register of the Company shall be closed and, thereafter, there shall be no transfers on the share register of the Company of the Common Shares or Class B Shares that were outstanding immediately prior to the Effective Time.

(d)  M&A Sub.  Each share of M&A Sub issued and outstanding immediately prior to the Effective Time shall continue to be held by Parent.

(e)  Dissenters’ Rights (f). (i) Each shareholder that has not voted in favor of the Transaction shall be entitled to be paid the Transaction Consideration for each of its Common Shares and Class B Shares, which has been determined to be the fair value of the Common Shares and Class B Shares, and if such shareholder is not satisfied that the Transaction Consideration constitutes fair value for its shares, such shareholder may, within one month after the giving of notice of the Company Shareholder Meeting, apply to the Supreme Court of Bermuda to appraise the fair value of its shares.  Any shareholder that has not voted in favor of the Transaction and that has not timely filed such application for appraisal shall not be a Dissenting Shareholder.  Any Dissenting Shareholder shall be entitled to receive the Transaction Consideration for each of its Dissenting Shares in accordance with the procedures set forth in Section 2.07, subject to the final determination with respect to any such appraisal application.

(ii)           The Company shall give Parent: (A) prompt notice of (I) the existence of any Dissenting Shareholders, (II) any applications pursuant to section 106 of the Companies Act to the Supreme Court of Bermuda for appraisal of the fair value of the Common Shares and Class B Shares of which the Company has Knowledge and (C) any other documents served pursuant to the Companies Act and received by the Company relating to any Dissenting Shareholder’s right to be paid the fair value of such Dissenting Shareholder’s Dissenting Shares, as provided in Section 106 of the Companies Act; and (B) the opportunity to direct and conduct any and all negotiations and proceedings with respect to demands for appraisal or applications therefor under the Companies Act.  The Company shall not, except with the prior written consent of Parent, voluntarily make any payment with respect to any demands for appraisal of Dissenting Shares or applications therefor, offer to settle or settle any demands or applications or approve any withdrawal of any such demands or applications.

2.06  Effect of Amalgamation under Companies Act.  From the Effective Time: (a) the merger and amalgamation of the Company and M&A Sub and their continuance as one company shall become effective; (b) the property of each of the Company and M&A Sub shall become the property of the Resultant Company; (c) the Resultant Company shall continue to be liable for the obligations and Liabilities of the Company and M&A Sub; (d) any existing Actions or Liabilities to prosecution shall be unaffected; (e) a civil, criminal or administrative Action pending by or against the Company or M&A Sub may be continued to be prosecuted by or against the Resultant Company; and (f) a conviction against, or Order in favor of or against, the Company or M&A Sub may be enforced by or against the Resultant Company.

2.07  Exchange of Certificates; Payment of Transaction Consideration.

(a)           At or immediately prior to the Effective Time, Parent shall (i) designate a bank or trust company, with the Company’s prior approval, which approval shall not be unreasonably withheld (the “Paying Agent”), to act as the agent, for the benefit of the holders of Common Shares and Class B Shares (other than Excluded Shares), and to receive the funds to which the holders of Common Shares and Class B Shares (other than Excluded Shares) are entitled to receive pursuant to Section 2.05(a), (ii) enter into a customary paying agent agreement with the Paying Agent in form and substance reasonably satisfactory to each of Parent and the Company, and (iii) deposit or cause to be deposited with the Paying Agent cash in an amount equal to the aggregate Transaction Consideration to be paid in exchange for issued and outstanding Common Shares and Class B Shares, including Dissenting Shares, upon due surrender of the Certificates and other materials pursuant to the provisions of this Article 2 (such amounts being hereinafter referred to as the “Payment Fund”).  Parent shall cause the Resultant Company to cause the Paying Agent, pursuant to irrevocable instructions, to make the payments provided for in Sections 2.05(a) and 2.05(e)(i) out of the Payment Fund.  The Payment Fund shall not be used for any other purpose, except as expressly provided in this Agreement.  The Paying Agent shall invest any funds held by it for purposes of this Section 2.07 as directed by Parent, on a daily basis; provided that such investments shall only be in obligations of or guaranteed by the United States of America, in commercial paper obligations rated A-1 or P-1 or better by Moody’s Investors Service, Inc. or Standard & Poor’s Corporation, respectively, or a combination of the foregoing or in certificates of deposit, bank repurchase agreements or banker’s acceptances of commercial banks with capital exceeding $5 billion, and, in any such case, no such instrument shall have a maturity exceeding sixty (60) days.  Any interest and other income resulting from such investments shall be paid to Parent.  To the extent that the Payment Fund diminishes for any reason to an amount less than the amount required to make prompt payment of the Transaction Consideration for each Common Share, Class B Share and Dissenting Share (other than Excluded Shares) outstanding, Parent shall promptly deposit an additional amount in the Payment Fund to restore the Payment Fund to the amount so required.

(b)           Parent shall pay, or shall cause the Resultant Company to pay, to Dissenting Shareholders the excess, if any, of the amount determined in such appraisal to be the fair value of each of the Dissenting Shares held by such Dissenting Shareholders over the Transaction Consideration.

(c)           Parent shall cause the Paying Agent, promptly following the Effective Time, to mail to each record holder of Common Shares and Class B Shares immediately prior to the Effective Time a letter of transmittal in customary form  that shall specify that delivery shall be effected, and risk of loss and title to Certificates shall pass, only upon proper delivery of Certificates to the Paying Agent and which sets forth the procedures and provides instructions by which holders of Certificates, and the holders of book shares which are uncertificated, may receive the Transaction Consideration.  Upon a holder complying with such procedures, the Paying Agent will deliver to such holders cash in an amount (without interest, subject to applicable withholding for Taxes, levies, imposts or other governmental charges) equal to the product of (x) the number of Common Shares and Class B Shares (other than Excluded Shares) owned by such Person immediately prior to the Effective Time and (y) the Transaction Consideration.  All such Certificates shall forthwith be canceled and book accounts shall be canceled upon such payment.  If payment is to be made to a Person other than the Person in whose name the Certificate surrendered or book account is registered, it shall be a condition of payment that the Certificate so surrendered shall be properly endorsed or otherwise in proper form for transfer and that all documentation for a book account transfer is received and that the Person requesting such payment pay any transfer or similar Taxes required by reason of the payment to a Person other than the registered holder or establish to the satisfaction of the Resultant Company that such Tax has been paid or is not applicable.

(d)           If any Certificate shall have been mutilated, lost, stolen or destroyed, upon the making of an affidavit of loss and indemnity in customary form by the Person claiming such Certificate to be mutilated, lost, stolen or destroyed, and delivery of any such mutilated Certificate and, if required by the Paying Agent, the posting by such Person of a bond in such reasonable amount as the Paying Agent may direct as indemnity against any claim that may be made against it with respect to any lost, stolen or destroyed Certificate, the Paying Agent will deliver in exchange for such mutilated, lost, stolen or destroyed Certificate the Transaction Consideration with respect to the Common Shares or Class B Shares formerly represented thereby.

(e)           Any portion of the Payment Fund (including the proceeds of any investments thereof) that remains unclaimed by the former shareholders of the Company for nine (9) months after the Effective Time shall be paid to Parent.  Any former shareholders of the Company who have not complied with Section 2.07(c) prior to the end of such nine-month period shall thereafter look only to Parent (subject to abandoned property, escheat or other similar Laws) for payment of their claim for the Transaction Consideration.  None of Parent, M&A Sub or the Resultant Company shall be liable to any holder of Common Shares or Class B Shares for any monies delivered from the Payment Fund or otherwise to a public official in accordance with the provisions of any applicable abandoned property, escheat or similar Law.  If any Certificates (or book shares) shall not have been surrendered prior to six (6) years after the Effective Time (or such other date as shall be immediately prior to the date that such unclaimed funds would otherwise become subject to any abandoned property, escheat or similar Law), unclaimed funds payable with respect to such Certificates (or book shares) shall become the property of Parent, free and clear of all claims or interest of any Person previously entitled thereto.

(f)           Parent, the Resultant Company or the Paying Agent shall be entitled to deduct and withhold any applicable Taxes from the consideration otherwise payable pursuant to this Agreement to any holder of Common Shares or Class B Shares.  Parent shall pay, or shall cause to be paid, all amounts so deducted or withheld to the appropriate taxing authority within the period required by applicable Law.  To the extent that amounts are properly deducted and withheld and paid over to the appropriate Tax Authority by Parent, the Resultant Company or the Paying Agent, such deducted and withheld amounts shall be treated for all purposes of this Agreement as having been paid to the shareholder in respect of which such deduction and withholding was made by Parent, the Resultant Company or the Paying Agent.

2.08  Adjustments to Prevent Dilution.  If, between the date of this Agreement and the Effective Time, the issued Common Shares or Class B Shares shall have been changed into a different number of shares or a different class, in either case by reason of a share consolidation, reclassification, share split (including a reverse share split, including the reverse split of Common Shares and Class B Shares referred to in Section 5.01(c)), share dividend or distribution, recapitalization, amalgamation, merger, subdivision, issuer tender or exchange offer, or other similar transaction, the Transaction Consideration shall be equitably adjusted.

2.09  Restricted Shares.  At the Effective Time, each share of restricted stock (each, a “Company Restricted Share”) (whether or not then vested or subject to forfeiture) granted under any Company Incentive Plan (or any agreement related thereto) that is outstanding immediately prior to the Effective Time shall, without any action on the part of M&A Sub, the Company, Parent or any other Person become a fully vested (and no longer subject to forfeiture or any other restriction) Common Share and shall be entitled to payment of the Transaction Consideration.

ARTICLE 3

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

Except (a) as set forth in a separate disclosure letter referencing the appropriate section or clause of this Agreement and delivered by the Company to Parent prior to or at the time of the execution of this Agreement (the “Company Disclosure Letter”), or (b) as described in the Company SEC Documents filed prior to the date hereof, the Company represents and warrants to Parent and M&A Sub as follows:

3.01  Organization and Qualification; Capitalization; Subsidiaries.

(a)           The Company and each of its Subsidiaries is a corporation or other legal entity duly formed and organized, validly existing and in good standing (if and to the extent such term is recognized in the relevant jurisdiction) under the Laws of the jurisdiction of its incorporation or formation.

(b)           The Company does not own, directly or indirectly, beneficially or of record, any shares of capital stock or other voting security of any other entity, other than its Subsidiaries and Investment Assets.  The Company Disclosure Letter lists each Subsidiary of the Company and the authorized, issued and outstanding number of shares of capital stock of each Subsidiary.

(c)           The Company and each of its Subsidiaries is duly qualified or licensed to do business and is in good standing (if and to the extent such term is recognized in the relevant jurisdiction) in each jurisdiction in which the property owned, leased or operated by it or the nature of the business conducted by it makes such qualification or licensing necessary, except where the failures to be so duly qualified or licensed and in good standing individually or in the aggregate have not had, and would not reasonably be expected to have, a Company Material Adverse Effect.  Neither the Company nor any of its Subsidiaries is in bankruptcy, no petitions for bankruptcy have been made with respect thereto and no resolutions have been adopted with respect to the dissolution or liquidation of the Company or any Subsidiary of the Company.

(d)           The Company has heretofore delivered or made available to Parent accurate and complete copies of (i) the memorandum of association (the “Memorandum of Association”) and bye-laws (the “Bye-Laws”) of the Company, and the memorandum of association and bye-laws or other similar Organizational Documents in effect as of the date hereof of each of the Company’s Subsidiaries, (ii) the minutes of meetings (since December 31, 2006) of the board of directors, the committees of the board of directors and the shareholders of the Company and each of its Subsidiaries and (iii) the resolutions (since December 31, 2006) adopted by the boards of directors, the committees of the board of directors or the shareholders of the Company and each Subsidiary of the Company to the extent memorialized in writing.  Each Organizational Document so delivered is in full force and effect (except for those that have been amended or superseded), and no other Organizational Documents are applicable to or binding upon the Company or any of its Subsidiaries.

(e)           The authorized share capital of the Company consists of 50,000,000,000 Common Shares and 790,000 Class B Shares.  As of the date of this Agreement (the “Capitalization Date”), 16,898,241 Common Shares (including 242,313 Company Restricted Shares that will vest in accordance with Section 2.09) and 395,000 Class B Shares are issued and outstanding.   As of the Capitalization Date, 599,120 Common Shares are reserved for future issuance under the Company’s Incentive Plans.  No bonds, debentures, notes or other instruments or evidence of Indebtedness having the right to vote (or convertible into, or exercisable or exchangeable for, securities having the right to vote) generally on matters on which the Company shareholders may vote (“Company Voting Debt”) are issued or outstanding.  All of the issued Common Shares and Class B Shares have been duly authorized and are validly issued, fully paid and non-assessable and were issued free of preemptive rights.  Except (i) as set forth in this Section 3.01(e) and (ii) for the transactions contemplated by this Agreement, including those permitted in accordance with Section 5.01, there are no outstanding (A) shares or other equity securities of the Company, (B) securities of the Company convertible into or exchangeable or exercisable for shares or other equity securities of the Company, “phantom” stock rights, stock appreciation rights, stock-based performance units, commitments, arrangements or undertakings of any kind to which the Company or any of the Company’s Subsidiaries is a party or by which any of them is bound, obligating the Company or any of its Subsidiaries to issue, deliver or sell or cause to be issued, delivered or sold, additional shares of, or other equity interests in, or any security convertible or exercisable for or exchangeable into any shares of, or other equity interest in, the Company or any Company Voting Debt, including without limitation no outstanding Company Stock Options, (C) preemptive rights, subscriptions or other rights, agreements, arrangements or commitments of any character relating to the share capital of the Company that obligate the Company to issue, transfer or sell any equity securities, share capital or securities convertible into or exchangeable or exercisable for equity securities or share capital of the Company, or (D) equity equivalents, interests in the ownership or earnings of the Company or other similar rights (the items in clauses (A), (B) and (D) being referred to collectively as “Company Securities”).  None of the Company or its Subsidiaries has any outstanding obligation to redeem, repurchase or otherwise acquire any Company Securities.  Except for the provisions of the Bye-Laws, there are no shareholders’ agreements, voting trusts, registration rights agreements or other agreements or understandings to which the Company or any of its Subsidiaries is a party with respect to the voting, disposition or dividends of any Company Securities.  Except for provisions set forth in the Bye-Laws, there is no rights agreement, “poison pill” anti-takeover plan or other similar plan, device or arrangement to which the Company or any of its Subsidiaries is a party or by which it or they are bound with respect to any capital stock of or other equity interest in the Company.

(f)           All of the outstanding capital stock of, or other ownership interests in, the Company’s Subsidiaries is owned by the Company, directly or indirectly, free and clear of any Liens other than Permitted Liens and Liens arising under applicable securities laws.  Each of the outstanding shares of capital stock or other equity interests of each such Subsidiary is duly authorized, validly issued, fully paid and non-assessable and was issued free of preemptive rights.

3.02  Authority Relative to This Agreement.  The Company has all necessary corporate power and authority to execute and deliver this Agreement and to consummate the Transaction and the other transactions contemplated by this Agreement to be performed by it, subject only to the Required Company Vote.  The board of directors of the Company (or a committee thereof) has duly and validly authorized the execution, delivery and performance by the Company of this Agreement and approved the consummation by the Company of the Transaction and the other transactions contemplated by this Agreement to be performed by it, and has (a) taken all corporate actions required to be taken by the board of directors for the execution, delivery and performance of this Agreement and the consummation by the Company of the Transaction and the other transactions contemplated by this Agreement to be performed by the Company, (b) by resolution approved the Transaction, this Agreement and the other transactions contemplated by this Agreement to be performed by the Company and (c) subject to Section 6.05(c), approved and adopted the Recommendation to Shareholders.  No other corporate proceedings on the part of the Company are necessary to approve this Agreement and the other transactions contemplated by this Agreement to be performed by the Company, or to adopt and consummate the Transaction in accordance with this Agreement, other than the Required Company Vote.  This Agreement and the Bermuda Amalgamation Agreement have been duly and validly executed and delivered by the Company and (assuming due authorization, execution and delivery by Parent and M&A Sub) this Agreement and the Bermuda Amalgamation Agreement constitute valid, legal and binding agreements of the Company, except as may be limited by bankruptcy, insolvency, moratorium, fraudulent conveyance or other similar Laws affecting or relating to enforcement of creditors’ rights generally and by general principles of equity (the “Enforceability Exceptions”).

3.03  SEC Filings; Financial Statements.

(a)           The Company has filed all reports, schedules, forms, registration statements and other documents required to be filed by the Company with the SEC under the Exchange Act from and after December 31, 2007, each of which, as of its respective date, complied as to form in all material respects with the Exchange Act (except if, and to the extent that, such Company SEC Document was subsequently amended, superseded or supplemented by a filing made prior to the date hereof).  No Subsidiary of the Company is required to make any filings with the SEC under the Exchange Act.  No Company SEC Document contained, when filed (and, if amended, superseded or supplemented by a filing made prior to the date hereof, then on the date of such filing), any untrue statement of a material fact or omitted to state a material fact required to be stated or incorporated by reference therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.  As of the date of this Agreement, there are no material outstanding or unresolved comments received from the SEC staff with respect to any Company SEC Documents.

(b)           The audited and unaudited consolidated financial statements (including the related notes) contained in the Company SEC Documents as of their respective dates (and, if amended, superseded or supplemented by a filing made prior to the date hereof, then on the date of such filing) (the “Company Financial Statements”) were prepared in accordance with U.S. GAAP applied on a consistent basis throughout the periods involved (except as specifically indicated in the notes thereto) and fairly present, in all material respects, as of their respective dates and for the respective periods covered thereby, the consolidated financial position, consolidated results of operations and consolidated changes in cash flows of the Company and its consolidated Subsidiaries, except, in the case of unaudited financial statements, subject to normal year-end audit adjustments and for the absence of footnotes.

(c)           The Company and its Subsidiaries are in compliance in all material respects with the provisions of the Sarbanes-Oxley Act of 2002, as amended (the “Sarbanes-Oxley Act”), that are applicable to the Company and its Subsidiaries.  The Company has established and maintains disclosure controls and procedures and internal control over financial reporting (as such terms are defined in paragraphs (e) and (f), respectively, of Rule 13a-15 or 15d-15 under the Exchange Act) as required by Rule 13a-15 or 15d-15 under the Exchange Act. The Company’s disclosure controls and procedures are reasonably designed to ensure that all material information required to be disclosed by the Company in the reports that it files or furnishes under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the SEC, and that all such material information is accumulated and communicated to the Company’s management as appropriate to allow timely decisions regarding required disclosure and to make the certifications required pursuant to Sections 302 and 906 of the Sarbanes-Oxley Act, and all such required certifications have been made. The Company’s management has completed an assessment of the effectiveness of the Company’s internal control over financial reporting in compliance with the requirements of Section 404 of the Sarbanes-Oxley Act for the year ended December 31, 2009, and such assessment concluded that such controls were effective.

(d)           The Company is in compliance in all material respects with the applicable listing and corporate governance rules and regulations of The Nasdaq Stock Market LLC (“Nasdaq”).

3.04  No Undisclosed Liabilities.  The Company and its Subsidiaries have no material Liabilities of any nature that would be required to be recorded or reflected on a balance sheet or in the notes thereto under U.S. GAAP, except for (a) Liabilities identified in the Company Financial Statements as of December 31, 2009, (b) Liabilities incurred since December 31, 2009 in the ordinary course of business, and (c) the Expenses and other Liabilities incurred in connection with the transaction contemplated by this Agreement.

3.05  Absence of Changes.  Except as contemplated by this Agreement, (a) since June 30, 2010 and through the date hereof, the Company and its Subsidiaries have conducted their businesses in all material respects in the ordinary course of business and have not taken any action that, if taken after the date hereof, would not be permitted under Sections 5.01, and (b) since December 31, 2009 and through the date hereof, there has not been any event, condition, change, effect or development that individually or in the aggregate has had or would reasonably be expected to have a Company Material Adverse Effect.

3.06  Insurance Matters.

(a)           The Company conducts all of its insurance operations that are required to be conducted through a licensed insurance company through its Company Insurance Subsidiaries.  The Company Insurance Subsidiaries have conducted and are conducting their business and operations in compliance in all material respects with all applicable Laws regulating insurance companies.  All policies, binders, slips, treaties, certificates, annuity contracts and participation agreements and other agreements of insurance or reinsurance, whether individual or group (including all applications, supplements, endorsements, riders and ancillary agreements in connection therewith) that are issued by the Company or a Company Insurance Subsidiary (the “General Insurance Contracts”), in effect as of the date hereof, and any and all marketing materials are, to the extent required under applicable Law, in all material respects on forms approved by the applicable Insurance Regulator or which have been filed with and not objected to by such Insurance Regulator within the period provided for objection, and such forms comply in all material respects with applicable Law.  All premium rates established by any Company Insurance Subsidiary that are required to be filed with or approved by Insurance Regulators have been so filed or approved, the premiums charged conform thereto in all material respects and such premiums comply in all material respects with applicable Law.

(b)           Each material reinsurance and coinsurance treaty or agreement, including without limitation retrocessional agreements, to which the Company or any Company Insurance Subsidiary is a party, under which the Company or any Company Insurance Subsidiary has any existing rights, duties, obligations or liabilities, assuming its due authorization, execution and delivery by the other party or parties thereto, is valid in accordance with its terms and is in full force and effect, except as limited by the Enforceability Exceptions, and except for such treaties and agreements as to which the failure to be valid or in full force or effect would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect.  Except as has not had and would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, any Company Insurance Subsidiary that has ceded reinsurance pursuant to any such treaty or agreement is entitled to take full credit in its financial statements for all amounts recoverable (net of any reserve for collectability under such treaty or agreement) with such credit accounted for (i) pursuant to SAP, as a reduction of such Company Insurance Subsidiary’s loss reserves and (ii) pursuant to U.S. GAAP, as a reinsurance recoverable asset.  To the knowledge of the Company, the Company has no material unrecoverable reinsurance balances, other than as reserved on the Company Financial Statements. To the Knowledge of the Company, none of such reinsurance and coinsurance treaties or agreements is with a reinsurer that, as of the date of this Agreement, has become insolvent or bankrupt or that has entered into any composition agreement with its creditors or any statutory or judicial proceeding of compromise with its creditors or any similar procedure.  To the Company’s Knowledge, no Company Insurance Subsidiary has received any written notice to the effect that any such reinsurer is impaired with the result that a material default under such reinsurance and coinsurance treaties or agreements or other failure to materially comply with the terms thereof by such reinsurer would reasonably be anticipated, whether or not such material default or material non-compliance may be cured by the operation of any offset clause in such agreement.

(c)           Each Company Insurance Subsidiary has filed all annual statements during the three years ended December 31, 2009, and all quarterly statements for the quarterly periods ended after January 1, 2010, together with all exhibits and schedules thereto, required to be filed with or submitted to the appropriate Insurance Regulator of the jurisdiction in which it is domiciled and to any other jurisdiction where required on forms prescribed or permitted by such authority.  Each annual statement filed by any Company Insurance Subsidiary with the Insurance Regulator in its state or other jurisdiction of domicile for the three years ended December 31, 2009 (each a “Company Annual Statement”), together with all exhibits and schedules thereto, financial statements relating thereto and any actuarial opinion, affirmation or certification filed in connection therewith and each quarterly statement so filed for the quarterly periods ended after January 1, 2010 (each a “Company Quarterly Statement”) was prepared in conformity in all material respects with the statutory accounting practices prescribed or permitted by the Insurance Regulator of the applicable state or other jurisdiction of domicile (“SAP”) applied on a consistent basis, and presents fairly, in all material respects, to the extent required by and in conformity with SAP, the statutory financial condition of such Company Insurance Subsidiary at the date thereof and the results of operations, changes in capital and surplus and cash flow of such Subsidiary for each of the periods then ended.  No material deficiencies or violations have been asserted in writing by any Insurance Regulator with respect to Company Annual Statements and Company Quarterly Statements that have not been cured or otherwise resolved to the satisfaction of such Insurance Regulator.

(d)           The reserves for future payment of benefits, losses, claims, expenses and similar purposes (including claims litigation) under all insurance policies, reinsurance agreements or retrocessional agreements to which any Company Insurance Subsidiary is a party reflected in, or included with, the financial statements set forth in the Company Annual Statements, the Company Quarterly Statements and the Company Financial Statements (i) have been computed in all material respects in accordance with generally accepted actuarial standards consistently applied (except as otherwise noted in the financial statements and notes thereto) and prepared in accordance with applicable SAP or U.S. GAAP consistently applied, (ii) have been computed in all material respects based on assumptions that are consistent with applicable Contract provisions and with those used to compute the corresponding items in the Company Annual Statements, Company Quarterly Statements and the Company Financial Statements and (iii) have been computed in all material respects in accordance with the requirements for reserves established by the Insurance Regulator of the state or other jurisdiction of domicile of each Company Insurance Subsidiary; provided, however, that neither the Company nor any of its Affiliates makes any representation or warranty (express or implied) as to the adequacy or sufficiency of reserves for losses or loss expenses as of any date.

(e)           Prior to the date hereof, the Company has delivered or made available to Parent a true and complete copy of any actuarial reports prepared for the Company by independent actuaries with respect to the Company or any of its Subsidiaries for the years ended December 31, 2008 and December 31, 2009, and all attachments, addenda, supplements and modifications thereto (the “Company Actuarial Analyses”).  To the Company’s Knowledge, at the time each Company Actuarial Analyses was prepared, such Company Actuarial Analysis was prepared using appropriate modeling and other procedures in conformity in all material respects with generally accepted actuarial standards consistently applied (except as noted therein), and that the projections contained therein were prepared in all material respects in accordance with the assumptions stated therein.  The information and data furnished by the Company or the Company Insurance Subsidiaries to its independent actuaries in connection with the preparation of the Company Actuarial Analyses were, at the time furnished, accurate and complete in all material respects.

(f)           Since December 31, 2006, the Company and each of the Company Insurance Subsidiaries has filed all periodic statements, together with all exhibits, interrogatories, notes, schedules and any actuarial opinions, affirmations or certifications or other material supporting documents in connection therewith, required to be filed with or submitted to any Insurance Regulator on forms prescribed or permitted thereby (collectively, the “Regulatory Reports”).  To the extent required by applicable Law, all transactions requiring approval by an Insurance Regulator involving the Company or any of the Company Insurance Subsidiaries on one hand and any other party deemed an Affiliate under applicable Law on the other hand have been filed with and approved by the respective Insurance Regulator.  The Regulatory Reports complied in all material respects with all applicable Laws when filed, and no material deficiency has been asserted in writing to the Company or any of the Company Insurance Subsidiaries with respect to any Regulatory Report by any Insurance Regulator, except for any such deficiency that has been resolved to the satisfaction of such Insurance Regulator.

(g)           The Company Insurance Subsidiaries hold all material Permits issued by an Insurance Regulator as are necessary for the lawful conduct of their respective businesses as currently conducted (each, a “Company Insurance Permit”).  The Company Disclosure Letter lists each Company Insurance Permit.  Each Company Insurance Permit is valid, in good standing and in full force and effect, and the Company Insurance Subsidiaries are in compliance in all material respects with the terms of each Company Insurance Permit and, to the Company’s Knowledge, there has occurred no material violation of, default (with or without notice or lapse of time or both) under or event giving to any Insurance Regulator any right of termination, amendment or cancellation (with or without notice or lapse of time or both) of any Company Insurance Permit.  Neither the Company nor any of its Company Insurance Subsidiaries has received written notice of any revocation or modification of any Company Insurance Permit.  Neither the Company, its Subsidiaries nor their respective operations is, or since December 31, 2006 has been, (i) engaged in any insurance or reinsurance business in any jurisdiction where it is required by applicable Law to be authorized or qualified to transact such business where it is not so authorized or qualified or (ii) otherwise in material violation of any Law applicable to its business, properties or operations that is administered by an Insurance Regulator.  To the Knowledge of the Company, no investigation or review by any Insurance Regulator with respect to the Company, any of the Company Insurance Subsidiaries or any Company Insurance Permit is pending or threatened, nor, to the Knowledge of the Company, has any Insurance Regulator indicated in writing an intention to conduct the same, against the Company or any of its Company Insurance Subsidiaries, alleging any material violation of any Law.  Except as set forth in the Company Disclosure Letter, there are no restrictions, conditions or requirements that have been imposed by any Insurance Regulator on the Company or its Company Insurance Subsidiaries that have had or would reasonably be expected to have a Company Material Adverse Effect.

(h)           To the Knowledge of the Company, each of its Agents was, on the date of each such Agent’s appointment, duly licensed or approved for the type of activity and business conducted or written, sold, produced, underwritten or administered by such Agent for the Company Insurance Subsidiaries.  To the Knowledge of the Company, as of the date of this Agreement, no Agent has violated or is currently in violation, in each case in any material respect, of any Law applicable to the writing, sale, production, underwriting or administration of business for a Company Insurance Subsidiary.  Each Agent was appointed by the Company Insurance Subsidiaries in compliance in all material respects with applicable Laws administered by any Insurance Regulator and all processes and procedures used in making inquiries with respect of such Agent were undertaken in compliance in all material respects with applicable Laws administered by any Insurance Regulator.

(i)           The representations and warranties in this Section 3.06 constitute the only representations and warranties of the Company to Parent and M&A Sub with respect to insurance matters and Laws applicable thereto, other than (i) Sections 3.05, 3.07, 3.08, 3.16 and 3.17 and (ii) insurance matters and Laws applicable to third party administration, as to which representations and warranties of the Company to Parent and M&A Sub are made elsewhere in this Article 3.

3.07  Consents and Approvals; No Violations.

(a)           No consent, approval, Order or authorization of, or registration or filing with, or notification to, any Governmental Authority is necessary for the execution, delivery and performance of this Agreement by the Company, or the consummation by the Company of the transactions contemplated by this Agreement, except as may be required (i) by Nasdaq or under the Exchange Act, (ii) under state securities or “blue sky” Laws, (iii) under state or other jurisdiction takeover Laws, (iv) under state and foreign insurance regulatory Laws and regulations, including without limitation filings with the Department of Insurance for the State of California and the notification and/or consent requirements of the Bermuda Monetary Authority (the “BMA”) under the Bermuda Insurance Act 1978 and the Exchange Control Act 1972, (v) the filing of the application to register the Transaction pursuant to the Companies Act, (vi) under the United States Longshore and Harbor Workers’ Compensation Act, including filing with the U.S. Department of Labor, and (vii) under Permits as to which the failure to obtain such consent, approval, Order or authorization or make such registration, filing or notification would, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect.

(b)           Neither the execution, delivery and performance of this Agreement by the Company nor the consummation by the Company of the Transaction or the other transactions contemplated by this Agreement will (i) conflict with or result in any breach of any provision of the respective Organizational Documents of the Company or any of its Subsidiaries, (ii) result in a material violation or breach of, or constitute a material default, require consent, or result in the loss of a material benefit under or give rise to a right to permit or require the purchase or sale of assets or securities of the Company under, give rise to any right of termination, amendment, cancellation or acceleration of any right or obligation, or the creation of any material Lien under, any of the terms, conditions or provisions of any Material Contract or material Permit to which the Company or any of its Subsidiaries is a party or by which any of them or any of their respective material properties or assets may be bound, or (iii) provided that the consents, approvals, Orders, authorizations, registrations, filings and notifications referenced in Section 3.07(a) have been obtained or made, violate in any material respect any Law or Order applicable to the Company or any of its Subsidiaries or any of their respective properties or assets.

3.08  Litigation.  There are no Actions pending against, or to the Knowledge of the Company, threatened against, the Company or any of its Subsidiaries or any of their respective properties before any Governmental Authority that (a) is material to the Company and its Subsidiaries taken as a whole, (b) in any manner challenge or seek to prevent, enjoin, alter or delay the Transaction, (c) allege criminal action or inaction or (d) alleges extra-contractual liability of any Company Insurance Subsidiary or its Agents arising out of actual or alleged misconduct in connection with the administration of General Insurance Contracts in effect as of the date hereof.  Neither the Company nor any of its Subsidiaries or properties is subject to any Order having, or which would reasonably be expected to have, a Company Material Adverse Effect.  There are no pending or, to the Knowledge of the Company, threatened claims for indemnification by the Company in favor of directors, officers, Employees and agents of the Company.

3.09  Material Contracts.

(a)           Each Material Contract by which the Company, or any of its Subsidiaries or the respective assets, business or operations thereof is bound is (assuming due power and authority of, and due execution and delivery by, the other party or parties thereto) valid and binding upon the Company or its Subsidiaries party thereto and, to the Knowledge of the Company, each other party thereto (except, with respect to each other party, as may be limited by the Enforceability Exceptions) and is in full force and effect.

(b)           Neither the Company nor its Subsidiaries is, nor has the Company received any written notice or has any Knowledge that any other party thereto is, in default in any material respect under any Material Contract.

3.10  Other Company Permits; Compliance with Applicable Laws.  Neither the Company nor any of its Subsidiaries is in violation of any term of its memorandum of association, articles of association, bye-laws or other Organizational Documents.  The Company and its Subsidiaries hold all Other Company Permits.  The Company Disclosure Letter lists each Other Company Permit together with the name of the Governmental Authority issuing such Other Company Permit.  The Other Company Permits are valid, in good standing and in full force and effect, and the Company and its Subsidiaries are in compliance in all material respects with the terms of the Other Company Permits and, to the Company’s Knowledge, there has occurred no material violation of, material default (with or without notice or lapse of time or both) under or event giving to any Person any right of termination, amendment or cancellation (with or without notice or lapse of time or both) of any such Other Company Permit.  Neither the Company nor any of its Subsidiaries has received written notice of any revocation or modification of any Other Company Permit.  None of the Company, any of its Subsidiaries nor any of their respective operations is, or since December 31, 2006 has been, (a) engaged in any third party administration business in any jurisdiction where it is required by applicable Law to be authorized or qualified to transact such business where it is not so authorized or qualified or (b) otherwise in violation in any material respect of any Law applicable to its business, properties or operations.  To the Knowledge of the Company, no investigation or review by any Governmental Authority with respect to the Company, any of its Subsidiaries or any Other Company Permits is pending or threatened, nor has any Governmental Authority indicated an intention in writing to conduct the same, against the Company or any of its Subsidiaries, alleging any material violation of any Law.

3.11  Employment Matters.

(a)           The Company has provided to Parent a list as of September 7, 2010 of all employees of the Company and its Subsidiaries, together with their job title and bi-weekly regular earnings, regular earnings year to date, overtime earnings year to date, bi-weekly automobile allowance and automobile allowance year to date.

(b)           The Company Disclosure Letter lists all employment Contracts (other than “offer letters”) and severance Contracts between the Company or any of its Subsidiaries and their respective employees under which the Company or any of its Subsidiaries has continuing obligations, and all Contracts, Company Plans, plans and arrangements pursuant to which the Company is obligated to make any payment or confer any benefit upon any officer, director, employee or agent of the Company or any of its Subsidiaries as a result of or in connection with any of the transactions contemplated by this Agreement or any transaction or transactions resulting in a change of control of the Company.

(c)           No employee of the Company and any of its Subsidiaries is represented by any union or other labor organization, and to the Knowledge of the Company, there is no person attempting to represent or organize or purporting to represent for bargaining purposes any such employees.  No organized or otherwise general labor dispute with employees of the Company or any of its Subsidiaries exists or, to the Knowledge of the Company, is threatened.

(d)           The Company and each of its Subsidiaries is in compliance in all material respects with all applicable Laws relating to employment and employment practices, workers’ compensation, terms and conditions of employment, worker safety or health, wages and hours, overtime, civil rights, discrimination, harassment, retaliation, reasonable accommodation, leaves of absence, immigration, and collective bargaining.

(e)           As of the date hereof, there are no actual, pending or, to the Knowledge of the Company, threatened Actions under or in respect of any federal or U.S. state employment-related Law.

(f)           Neither the Company nor any of its Subsidiaries has any employees in Bermuda who are subject to any of the Employment Act 2000, the Hospital Insurance Act 1970, the Contributory Pensions Act 1970, the National Pension Scheme (Occupational Pensions) Act 1998, the Health and Safety at Work Act 1982, the Occupational Safety and Health Act 1982, the Human Rights Act 1981, and the Bermuda Immigration and Protection Act 1956, or other employment Laws covering employees in Bermuda, in each case as amended from time to time and in each case, together with all regulations promulgated thereunder.

3.12  Taxes.

(a)           The Company and its Subsidiaries have filed or caused to be filed with the appropriate Tax Authorities all income and other material Tax Returns required to be filed on or prior to the date hereof, and have paid in full or made adequate provision (in accordance with U.S. GAAP) for the payment of all material Taxes (including taxes withheld from employees’ salaries and other withholding Taxes and obligations), whether or not shown to be due on such Tax Returns, required to be paid or discharged, other than payments that are being contested in good faith by appropriate proceedings.  All such Tax Returns are true, correct and complete in all material respects.  All material written assessments of Taxes due and payable by or on behalf of the Company or any of its Subsidiaries have either been paid or provided for (in accordance with U.S. GAAP) or are being contested in good faith by appropriate proceedings.

(b)           There are no Tax claims pending against the Company or any of its Subsidiaries, and the Company and its Subsidiaries have no Knowledge of any threatened claim for Tax deficiencies.  No material issues have been raised in any examination by any Tax Authority with respect to the Company or any of its Subsidiaries which, by application of similar principles, reasonably could be expected to result in a proposed deficiency for any other period not so examined, and there are not now in force any waivers or agreements by the Company or any of its Subsidiaries for the extension of time for the assessment of any material Tax, nor has any such waiver or agreement been requested by any Tax Authority.  The Company and its Subsidiaries do not have any liability for any Taxes of any corporation or entity other than the Company and its Subsidiaries.

(c)           With respect to the year ended December 31, 2009 and for the period commencing January 1, 2010 and ending on the Closing Date, there is no (i) reinsurance transaction by the Company or any of its Subsidiaries directly with shareholders of the Company or (ii) to the Knowledge of the Company, reinsurance transaction by the Company or any of its Subsidiaries directly or indirectly with Persons related to shareholders of the Company that would cause the Company or any of its Subsidiaries to have any “related person insurance income,” within the meaning of Section 953(c)(2) of the Code.  The Company did not have for the year ended December 31, 2009, and does not expect to have for the period ending at the Closing Date (treating such period as if it were a taxable year) ownership by insureds in excess of the exception contained in Section 953(c)(3)(A) of the Code, or “related person insurance income” within the meaning of Section 953(c)(2) of the Code in excess of the exception provided in Sections 953(c)(3)(B) of the Code.

(d)           Neither the Company nor any Subsidiary of the Company is a party to any Tax sharing or similar allocation or similar agreement or arrangement (a “Tax Sharing Agreement”) and, after the Closing Date, none of the Company or any Subsidiary of the Company will be bound by any Tax Sharing Agreements or similar arrangement or have any liability thereunder for amounts due in respect of periods prior to the Closing Date.

(e)           Neither the Company nor any of its Subsidiaries has (i) requested a private letter ruling from the IRS or comparable rulings from other Tax Authorities or (ii) entered into any “closing agreement” as described in Section 7121 of the Code (or any agreement under any corresponding or similar provision of foreign, state or local Tax law).

(f)           Neither the Company nor any of its Subsidiaries has entered into any transaction identified as a “listed transaction” for purposes of Treasury Regulation Sections 1.6011-4(b)(2) or 301.6111-2(b)(2).

3.13  Employee Benefit Plans.

(a)           The Company has delivered or made available to Parent an accurate and complete copy of (i) each writing that sets forth the terms of each Company Plan, including plan documents, plan amendments, any related trusts, all summary plan descriptions and other summaries and descriptions furnished to participants and beneficiaries, (ii) all personnel, payroll and employment manuals and policies of the Company, (iii) a written description of any Company Plan that is not otherwise in writing, (iv) all registration statements filed with respect to any Company Plan, (v) all insurance policies purchased by or to provide benefits under any Company Plan, (vi) all reports submitted since December 31, 2007 by third-party administrators, actuaries, investment managers, trustees, consultants or other independent contractors with respect to any Company Plan and financial statements disclosing Liability for all obligations owed under any Company Plan that is not subject to the disclosure and reporting requirements of ERISA, (vii) the Form 5500 filed in each of the most recent three plan years with respect to each Company Plan, including all schedules thereto, financial statements and the opinions of independent accountants, (viii) all notices that were given by the Company or any of its Subsidiaries, any ERISA Affiliate or any Company Plan to the IRS, the U.S. Department of Labor (the “DOL”) or any participant or beneficiary pursuant to statute, since December 31, 2006, (ix) all notices with respect to a Company Plan that were given by the IRS or the DOL to the Company or any of its Subsidiaries, any ERISA Affiliate or any Company Plan since December 31, 2006, (x) the most recent determination or prototype opinion letter issued by the IRS for each Company Plan, if applicable, and (xi) copies of any written report of any analysis performed with respect to any Company Plan under Section 409A or 457A of the Code.

(b)           Neither the Company, any Subsidiary of the Company nor any ERISA Affiliate has ever established, maintained or contributed to, or had an obligation to maintain or contribute to, any (i) Multiemployer Plan, (ii) Title IV Plan (iii) voluntary employees’ beneficiary association under Section 501(c)(9) of the Code, (iv) organization or trust described in Section 501(c)(17) or 501(c)(20) of the Code, (v) welfare benefit fund as defined in Section 419(e) of the Code, (vi) self-insured plan (including any plan pursuant to which a stop-loss policy or contract applies) or (vii) a Company Plan that is an employee welfare plan described in Section 3(1) of ERISA that has two or more contributing sponsors at least two of which are not under common control within the meaning of Section 3(40) of ERISA.

(c)           Each Company Plan is and has been in all material respects maintained, funded, operated and administered, and the Company and its Subsidiaries have performed their obligations in all material respects under each Company Plan, in each case in all material respects in accordance with the terms of such Company Plan and in compliance in all material respects with all applicable Laws, including ERISA and the Code.  Each Company Plan that provides deferred compensation subject to Section 409A or 457A of the Code is in compliance in all material respects with Section 409A and 457A, as applicable, in form and operation.

(d)           Except as would not reasonably be expected to result in a material Liability to the Company, no transaction prohibited by Section 406 of ERISA and no “prohibited transaction” under Section 4975 of the Code has occurred with respect to any Company Plan.  Neither the Company nor any of its Subsidiaries has any Liability to the IRS with respect to any Company Plan, including any Liability imposed by the excise Tax provisions of Chapter 43 of the Code.  There is no unfunded Liability under any Company Plan.  Other than routine claims for benefits submitted by participants or beneficiaries, no material claim against, or material Action involving, any Company Plan or any fiduciary thereof is pending or, to the Company’s Knowledge, is threatened.

(e)           Each Company Plan that is intended to be qualified under Section 401(a) of the Code (each a “Qualified Plan”) of the Company and its Subsidiaries has received a favorable determination letter from the IRS that it is qualified under Section 401(a) of the Code and that its related trust is exempt from federal income Tax under Section 501(a) of the Code, and each such Qualified Plan complies in all material respects in form and in operation with the requirements of the Code and meets the requirements of a “qualified plan” under Section 401(a) of the Code.  To the Company’s Knowledge, no event has occurred or circumstance exists that would reasonably be expected to give rise to disqualification or loss of Tax-exempt status of any such Qualified Plan or trust.

(f)           The consummation of the Transaction and the transactions contemplated by this Agreement (either alone or in conjunction with any other event) will not cause accelerated vesting, payment or delivery of, or increase the amount or value of any payment or benefit under or in connection with any Company Plan or constitute a “deemed severance” or “deemed termination” under any Company Plan with respect to, any director, officer, employee, or former director, former officer or former employee of the Company or a Subsidiary of the Company.  Neither the Company nor any of its Subsidiaries has made or has become obligated to make, and neither the Company nor any of its Subsidiaries will as a result of the consummation of the transactions contemplated by this Agreement become obligated to make, any payments that could be nondeductible by reason of Section 280G of the Code (without regard to subsection (b)(4) thereof) or Section 162(m) of the Code (or any corresponding provision of foreign, state or local Law), nor will Parent or any of its Subsidiaries be required to “gross up” or otherwise compensate any individual because of the imposition of any excise Tax on such a payment to the individual.

(g)           The Company has complied in all material respects with all contribution requirements (including all employer contributions and employee contributions) under any of the Company Plans (including workers compensation) or applicable Law.

(h)           Neither the Company nor any Subsidiary of the Company has any current or projected liability in respect of post-retirement health or life insurance benefits for retired, former or current employees of the Company or any Subsidiary of the Company, the cost of which is not entirely borne by the eligible participants, except as required to avoid excise tax under Section 4980B of the Code.  No condition exists that would prevent the Company from amending or terminating, without material cost to the Company, any Company Plan providing health, medical or life insurance benefits in respect of any Employee or former employee of the Company or any Company Subsidiary, except as provided by applicable Law.

(i)           Neither the Company nor any Subsidiary of the Company has taken any action that could constitute a “mass layoff”, “mass termination” or “plant closing” within the meaning of WARN or otherwise trigger notice requirements or liability under any federal, local, provincial, state or foreign plant closing notice or collective dismissal law.  The number, date of employment loss, and facility location of each employee who has incurred an employment loss that would be covered by WARN or such aforesaid law since March 1, 2010 is set forth on the Company Disclosure Letter.

3.14  Intellectual Property.

(a)           The Company and each of its Subsidiaries owns, or is licensed to use (in each case, free and clear of any Liens, other than Permitted Liens) and takes all reasonable actions to protect, all material Intellectual Property used in or necessary for the conduct of its business as conducted by the Company and its Subsidiaries on the date hereof (the “Company Material IP”), including commercially reasonable steps to maintain the confidentiality of all information related to the Company Material IP that derives economic value from not being generally known to other Persons who can obtain economic value from its disclosure or use.

(b)           To the Knowledge of the Company, the use of any Company Material IP by the Company and its Subsidiaries does not infringe on, misappropriate or otherwise violate the rights of any Person and is in accordance with any applicable license pursuant to which the Company or any of its Subsidiaries acquired the right to use such Company Material IP.

(c)           To the Knowledge of the Company, no Person is challenging or infringing on or otherwise violating any right of the Company or any of its Subsidiaries with respect to any Company Material IP.

(d)           Neither the Company nor any Subsidiary of the Company has transferred ownership of, or granted any exclusive license with respect to any Company Material IP that is or was at the time of transfer or license material to the business of the Company or any Subsidiary of the Company.

(e)           Neither the Company nor any Subsidiary of the Company has received any written notice of any pending or threatened claim with respect to the Intellectual Property of the Company.

3.15  Real and Personal Property.  The Company and its Subsidiaries have good title to, and are the lawful owner of, or have the right to use pursuant to a license or otherwise, all of the material tangible and intangible assets, properties and rights used in their businesses and all material tangible and intangible assets, properties and rights reflected in the Company Financial Statements or acquired since December 31, 2009, free and clear of all Liens (other than Permitted Liens) and, to the Knowledge of the Company, material defects.  All material real and personal property leases of the Company and its Subsidiaries are valid, binding and enforceable against the Company or its Subsidiaries (subject to the Enforceability Exceptions), as the case may be (and, to the Knowledge of the Company, each other party thereto, subject to the Enforceability Exceptions), in accordance with their respective terms, and there does not exist, under any material lease of real property or personal property, any material default or any event which, with notice or lapse of time or both, would constitute a material default by the Company or, to the Knowledge of the Company, by any other party thereto.

3.16  Insurance.  Copies of all material Company Insurance Policies have been provided or made available to Parent.  All such Company Insurance Policies are in full force and effect and were in full force and effect during the periods of time such Company Insurance Policies are purported to be in effect, and neither the Company nor any Subsidiary of the Company (a) is in material breach or default or (b) has taken any action or failed to take any action, and, to the Knowledge of the Company, no event has occurred that, with notice or the lapse of time, would constitute such a breach or default, or permit termination or modification under any such Company Insurance Policy, except for such Company Insurance Policies as to which the failure to be in full force and effect or such breach, default, action or event would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect.

3.17  Investments; Derivatives.  The Company has provided Parent with a true and complete list of all bonds, stocks, mortgage loans and other investments that were carried on the books and records of the Company and its Subsidiaries as of June 30, 2010 (such bonds, stocks, mortgage loans and other investments, together with all bonds, stocks, mortgage loans and other investments acquired by the Company and its Subsidiaries after such date, the “Investment Assets”).  Except for Investment Assets sold in the ordinary course of business and in all material respects in accordance with the Company’s policies with respect to the investment of the Investment Assets made available to Parent (the “Investment Policy”) or as contemplated by this Agreement, each of the Company and its Subsidiaries, as applicable, has good and marketable title to all of the Investment Assets it purports to own, free and clear of all Liens except Permitted Liens.  Neither the Company nor any of its Subsidiaries holds any derivative instruments, including swaps, caps, floors and option agreements, whether entered into for the Company’s account, or for the account of any of its Subsidiaries or their customers.  Except as set forth in the Company Disclosure Letter, the composition of the Investment Assets complies in all material respects with, and the Company and its Subsidiaries have complied in all material respects with, the Investment Policy.

3.18  Opinion of Financial Advisors.  The Company has received the opinion (the “Company Fairness Opinion”) of LMC Capital LLC (the “Company Financial Advisor”) to the effect that, as of the date of such opinion, and based on and subject to the procedures followed, assumptions made, qualifications and limitations on the review undertaken and other matters set forth in the opinion, the Transaction Consideration to be received by the holders of Common Shares and Class B Shares in the Transaction is fair, from a financial point of view, to such holders, it being agreed by Parent and M&A Sub that they have no right to rely upon such opinion.

3.19  Brokers.  Except for the Company Financial Advisor and as disclosed in the Company Disclosure Letter, no broker, finder, investment banker, other intermediary or other Person is entitled to any brokerage, finder’s or other fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of the Company or any of its Affiliates.  Copies of the engagement agreements and any other agreements between the Company or any of its Affiliates, on the one hand, and the Company Financial Advisor, on the other hand, have been provided or made available to Parent.

3.20  Foreign Corrupt Practices Act.  Neither a U.S. Governmental Authority nor any other Person has notified the Company or any of its Subsidiaries in writing of any actual or alleged material violation or breach of the Foreign Corrupt Practices Act.  To the Knowledge of the Company, none of the Company and its Subsidiaries has undergone or is undergoing any audit, review, inspection, investigation, survey or examination of records relating to the Company’s or any of its Subsidiaries’ compliance with the Foreign Corrupt Practices Act.  To the Company’s Knowledge, the Company and its Subsidiaries have not been and are not now under any administrative, civil or criminal investigation or indictment and are not party to any litigation involving alleged false statements, false claims or other improprieties relating to the Company’s or any of its Subsidiaries’ compliance with the Foreign Corrupt Practices Act.

3.21  Required Company Vote.  The Required Company Vote is the only vote of the holders of any class or series of the Company’s shares necessary under applicable Law to approve this Agreement and to adopt the Transaction in accordance with this Agreement and the other transactions contemplated by this Agreement.

EXCEPT FOR THE REPRESENTATIONS AND WARRANTIES MADE IN THIS ARTICLE 3, NEITHER THE COMPANY NOR ANY OTHER PERSON MAKES ANY REPRESENTATION OR WARRANTY (EXPRESS OR IMPLIED) WITH RESPECT TO THE COMPANY OR ANY OF ITS SUBSIDIARIES OR THEIR RESPECTIVE BUSINESSES, OPERATIONS, ASSETS, LIABILITIES, CONDITION (FINANCIAL OR OTHERWISE) OR PROSPECTS, NOTWITHSTANDING THE DELIVERY OR DISCLOSURE TO THE PARENT, M&A SUB OR ANY OF THEIR RESPECTIVE AFFILIATES OR REPRESENTATIVES OF ANY DOCUMENTS, FORECASTS OR OTHER INFORMATION WITH RESPECT TO ANY ONE OR MORE OF THE FOREGOING.

ARTICLE 4

REPRESENTATIONS AND WARRANTIES
OF PARENT AND M&A SUB

Except as set forth in a separate disclosure letter referencing the appropriate section or clause of this Agreement and delivered by Parent to the Company prior to or at the time of the execution of this Agreement (the “Parent Disclosure Letter”), each of Parent and M&A Sub, jointly and severally, represents and warrants to the Company as follows:

4.01  Organization and Qualification; Capitalization; Subsidiaries.

(a)           Each of Parent and M&A Sub is a corporation or legal entity duly formed, validly existing and in good standing (if and to the extent such term is recognized in the relevant jurisdiction) under the Laws of the jurisdiction of its formation.

(b)           Each of Parent and M&A Sub is duly qualified or licensed to do business and in good standing (if and to the extent such term is recognized in the relevant jurisdiction) in each jurisdiction in which the property owned, leased or operated by it or the nature of the business conducted by it makes such qualification or licensing necessary, except for any failures to be so duly qualified or licensed and in good standing that do not individually or in the aggregate have, and would not reasonably be expected to have, a Parent Material Adverse Effect.

(c)           M&A Sub is a Subsidiary of Parent and is a corporation formed and organized under the laws of the State of Delaware, and 100% of the equity interests of M&A Sub are held directly by Parent.  The membership interests in Parent are owned as set forth in the Parent Disclosure Letter.

4.02  Authority Relative to This Agreement.  No vote of holders of share capital of Parent is necessary to approve this Agreement, or the Transaction or the other transactions contemplated by this Agreement.  Each of Parent and M&A Sub has all necessary corporate power and authority to execute and deliver this Agreement, and to consummate the Transaction and the other transactions contemplated by this Agreement.  Each of Parent and M&A Sub has duly and validly authorized the execution and delivery of this Agreement and has approved the consummation of the Transaction and the other transactions contemplated by this Agreement.  No additional corporate proceedings on the part of any of Parent, M&A Sub or any of Parent’s other Subsidiaries or Affiliates are necessary to authorize this Agreement or to consummate the Transaction or the other transactions contemplated by this Agreement.  This Agreement and the Bermuda Amalgamation Agreement have been duly and validly executed and delivered by Parent and M&A Sub and (assuming due authorization, execution and delivery by the Company) this Agreement and the Bermuda Amalgamation Agreement constitute valid, legal and binding agreements of Parent and M&A Sub, enforceable against Parent and M&A Sub in accordance with their respective terms, except as may be limited by the Enforceability Exceptions.

4.03  Consents and Approvals; No Violations.

(a)           No consent, approval, Order or authorization of, or registration or filing with, or notification to, any Governmental Authority is necessary for the execution, delivery and performance of this Agreement by Parent or M&A Sub, or the consummation by Parent and M&A Sub of the transactions contemplated by this Agreement, except (i) under state securities or “blue sky” Laws, (ii) under state or other jurisdiction takeover Laws, (iii) under state and foreign insurance regulatory Laws and commissions, including without limitation the Department of Insurance for the State of California, and the notification and consent requirements of the BMA under the Bermuda Insurance Act 1978, and (iv) the filing of the application to register the Transaction pursuant to the Companies Act.

(b)           Neither the execution, delivery and performance of this Agreement by Parent or M&A Sub nor the consummation by Parent or M&A Sub of the Transaction or the other transactions contemplated by this Agreement will (i) conflict with or result in any breach of any provision of the Organizational Documents of Parent or M&A Sub, (ii) result in a material violation or breach of, or constitute (with or without due notice or lapse of time or both) a material default, require consent, or result in the loss of a material benefit under or give rise to a right to permit or require the purchase or sale of assets or securities under, give rise to any right of termination, amendment, cancellation or acceleration of any right or obligation under, any of the terms, conditions or provisions of any material Contract to which Parent or M&A Sub is a party or by which any of them or their respective material properties or assets may be bound or (iii) provided that the filings, notifications, Permits, consents and approvals referenced in Section 4.03(a) have been made or obtained, violate in any material respect any Law or Order applicable to Parent or any of its properties or assets.

4.04  Litigation.  There are no Actions pending against, or to the Knowledge of Parent, threatened against Parent or M&A Sub or any of their respective properties before any Governmental Authority that (a) is material to Parent and its subsidiaries taken as a whole, (b) in any manner challenge or seek to prevent, enjoin, alter or delay the transactions contemplated by this Agreement, or (c) allege criminal action or inaction.  Neither Parent, M&A Sub nor any of their respective properties is subject to any Order having, or which would reasonably be expected to have a material adverse effect on Parent and it subsidiaries taken as a whole, or which would prevent or delay the consummation of the transactions contemplated by this Agreement.

4.05  Brokers.  No broker, finder, investment banker, other intermediary or other Person is entitled to any brokerage, finder’s or other fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of Parent or any of its Affiliates.

4.06  Interim Operations of M&A Sub.  M&A Sub was formed solely for the purpose of engaging in the transactions contemplated by this Agreement and has engaged in no business and incurred no Liabilities other than, in each case, in connection with the transactions contemplated by this Agreement.

4.07  Financing.  Parent and M&A Sub will have, as of the Effective Time, immediately available funds, without any restrictions or conditions on use thereon, necessary for the payment to the Paying Agent of the aggregate amounts payable pursuant to Article 2 and any other amounts required to be paid in connection with the consummation of the transactions contemplated by this Agreement and to pay all Expenses.  Lancer has entered into a financing commitment with Parent to provide to Parent the cash required to be deposited by Parent with the Paying Agent pursuant to Section 2.07(a).  Such financing commitment has been duly and validly authorized, executed and delivered by Lancer, constitutes the valid, legal and binding obligation of Lancer, enforceable against Lancer in accordance with its terms (subject to the Enforceability Exceptions), and is subject to no restrictions or conditions, other than the satisfaction of the conditions to Parent’s and M&A Sub’s obligations under this Agreement.

4.08  Proxy Statement Information.  The information about Lancer, Parent and M&A Sub to be provided to the Company pursuant to Section 6.01 for inclusion in the Proxy Statement will not include a misstatement of a material fact or omit to state any material fact necessary to make such information, in light of the circumstances under which it is given, not misleading.

ARTICLE 5

COVENANTS RELATED TO CONDUCT OF BUSINESS

5.01  Conduct of Business of the Company.  Except for matters expressly permitted by any provision of this Agreement or required by applicable Law, during the period from the date hereof to the earlier of the Closing Date and the termination of this Agreement pursuant to Article 8, the Company will, and will cause each of its Subsidiaries to (i) conduct its business and operations in, and not take any action except in, the ordinary course of business and, in all material respects, in accordance with applicable Law, and (ii) use commercially reasonable efforts to preserve its current business organization, maintain all of its Company Insurance Permits (other than Company Insurance Permits held by Twin Bridge unless Twin Bridges is then conducting business for which such Company Insurance Permits are required), Other Company Permits and Material Contracts in full force and effect and timely file and prosecute any necessary applications for renewal of the Company Insurance Permits and Other Company Permits, collect its receivables in the ordinary course, and preserve its relationships with Insurance Regulators and others having material business dealings with it, including rating agencies.  Except for matters expressly permitted by any provision of this Agreement (or described in the Company Disclosure Letter) or required by applicable Law or the terms of any Material Contract, from the date hereof to the Closing Date, the Company will not and will not permit any of its Subsidiaries to, without the prior written consent of Parent, which consent shall not be unreasonably withheld, conditioned or delayed (except for the matters described in clauses (g), (i), (l) and (o) below, with regard to which Parent may withhold consent in its sole discretion):

(a)           adopt or propose any change in its Organizational Documents or those of its Subsidiaries;

(b)           authorize for issuance, issue, sell, deliver, transfer, pledge, encumber or otherwise subject to any Lien (other than a Permitted Lien) or agree or commit to issue, sell, deliver, transfer, pledge, encumber or otherwise subject to any Lien (other than a Permitted Lien) (whether through the issuance or granting of options, warrants, commitments, subscriptions, rights to purchase or otherwise) any capital shares of the Company or any of its Subsidiaries of any class or any other securities convertible into or exchangeable for any such stock or any equity equivalents (including any stock options or stock appreciation rights) or make any payments based on the market price or value of such shares or other capital stock, except in connection with the acquisition by the Company of Company Restricted Shares in connection with the withholding of payroll and other taxes in accordance with the Company Incentive Plan (and it being understood that the Company shall be permitted to issue Common Shares in connection with the vesting of Company Restricted Shares outstanding as of the date hereof, as contemplated by Section 2.09);

(c)           (i) adjust, split, combine, recapitalize or reclassify any of its capital shares other than a reverse split of its Common Shares and Class B Shares pursuant to the approval of the Company’s shareholders at the Company’s 2010 annual general meeting of shareholders held on May 5, 2010, (ii) declare, set aside, make or pay any dividend or other distribution (whether in cash, stock or property or any combination thereof) in respect of its capital shares other than dividends by direct or indirect wholly owned Subsidiaries of the Company, (iii) directly or indirectly redeem, purchase, repurchase, retire or otherwise acquire any of its securities, except in connection with the acquisition by the Company of Company Restricted Shares in connection with the withholding of payroll and other taxes in accordance with the Company Incentive Plan or (iv) grant any Person any right or option to acquire any of its capital shares;

(d)           terminate or cancel any insurance coverage maintained by it or any of its Subsidiaries with respect to any material assets, unless such coverage is replaced by a comparable amount of insurance coverage;

(e)           (i) incur or assume any Indebtedness (other than the Permitted Indebtedness), (ii) repurchase or repay any long-term or short-term Indebtedness other than in accordance with its terms, (iii) assume, guarantee, endorse or otherwise become liable or responsible (whether directly, contingently or otherwise) for the Indebtedness of any other Person (other than Permitted Indebtedness and other than the endorsement of checks for collection in the ordinary course of business), or (iv) make any loans, advances or capital contributions to, or investments in, any other Person (other than in the Company or Subsidiaries of the Company, travel and other business-related advances to Employees in the ordinary course of business and consistent with past practice, and investments in Investment Assets in the ordinary course of business and in compliance in all material respects with the Investment Policy);

(f)           except (i) for normal increases in compensation of Employees (other than officers and directors) of the Company and its Subsidiaries consistent with past practice, (ii) to satisfy contractual obligations existing on the date hereof, (iii) for employment arrangements for newly hired Employees (other than officers or directors), or (iv) as required under any retention or employment agreement, plan or arrangement disclosed in the Company Disclosure Letter or in any Company SEC Document or as provided by this Agreement with respect to the vesting of Company Restricted Shares, (A) terminate, establish, adopt, amend, enter into, accelerate the vesting or payment of any existing grants or awards under, amend or otherwise modify any Company Plan or other plan, policy or program that would be a Company Plan if in effect as of the date hereof, (B) increase or commit to increase the compensation payable or accrued or that would become payable by the Company or any of its Subsidiaries or accrue with respect to any Employee, director or officer of the Company, (C) either (1) increase or commit to increase the commissions or benefits, including fringe benefits, payable or accrued or that would become payable by the Company or any of its Subsidiaries or accrue with respect to any director or officer of the Company or (2) other than in the ordinary course of business, increase or commit to increase the commissions or benefits, including fringe benefits, payable or accrued or that would become payable by the Company or any of its Subsidiaries or accrue with respect to any Employee (other than a director or officer) of the Company, (D) either (1) waive or commit to waive any Liability due to the Company or any of its Subsidiaries from any officer or director of the Company or such Subsidiary or (2) other than in the ordinary course of business, waive or commit to waive any Liability due to the Company or any of its Subsidiaries from any Employee (other than a director or officer) of the Company or such Subsidiary, (E) extend any loan to any director or officer of the Company or its Subsidiaries (other than travel and other business-related advances to Employees in the ordinary course of business and consistent with past practice), (F) grant any equity or equity-based awards, including without limitation to any director, officer or Employee of the Company or its Subsidiaries, or (G) enter into any employment Contract with any officer, director or Employee of the Company or any of its Subsidiaries;

(g)           (i) assign, transfer, sell, license, lease (as lessor), sell and leaseback or otherwise dispose of, or pledge, mortgage, encumber or otherwise subject to any Lien (other than Permitted Liens), any amount of the Company’s or any of its Subsidiaries’ property or assets, whether tangible or intangible, that individually or in the aggregate is material to the Company and its Subsidiaries, taken as a whole, or (ii) acquire any assets that are material to the Company and its Subsidiaries, taken as a whole, in each case other than Investment Assets disposed of, encumbered or acquired in the ordinary course of business and in compliance in all material respects with the Investment Policy;

(h)           except as may be required as a result of a change in U.S. GAAP or SAP, change any accounting principles or practices used by it;

(i)           (i) adopt a plan or agreement of complete or partial liquidation, dissolution, merger, amalgamation, consolidation, restructuring, recapitalization or other reorganization of the Company or any of its Subsidiaries, (ii) acquire (by merger, amalgamation, consolidation, or acquisition of stock or assets or otherwise) any corporation, partnership or other business organization or division thereof or any equity interest therein (other than the acquisition of Investment Assets in the ordinary course of business and in compliance in all material respects with the Investment Policy) or (iii) authorize or make any new capital expenditure in no event exceeding U.S. $100,000 individually or in the aggregate;

(j)           (i) surrender any right to claim a material Tax refund or credit, offset or other material reduction in Tax liability or (ii) settle any Tax audit, file any Tax Return (other than in manner consistent with past practice), file an amended Tax Return, file a claim for a Tax refund, make or amend any Tax election, consent to any extension of the limitations period applicable to any Tax claim or assessment, file a request for any Tax ruling with any Governmental Authority or (iii) enter into any agreement with respect to Taxes with any Person (including any agreement providing for any Tax indemnification or Tax sharing or allocation) or grant any power of attorney with respect to Taxes;

(k)           except in the ordinary course of business, pay, discharge, waive, settle or satisfy any material claims or Liabilities, other than (i) as required by their terms in effect on the date hereof, (ii) the Expenses, (iii) the Actions described in Section 5.01(k) of the Company Disclosure Letter (the “Specified Actions”) and (iv) to the extent permitted by Section 5.01(l);

(l)           except for the Specified Actions, settle or compromise any pending or threatened litigation involving the Company or any of its Subsidiaries for a cash amount or which settlement or compromise imposes or concedes any fault on the part of the Company or any of its Subsidiaries or imposes any restrictions on any of their future activities that negatively impacts the ability of the Company or any of its Subsidiaries to transact business in the ordinary course as presently conducted, or settle or compromise any matter involving any Insurance Regulator or other Governmental Authority or securities claim class action against it, other than settlements or compromises of pending or threatened litigation arising out of claims in the ordinary course of business under General Insurance Contracts;

(m)           except as expressly provided in this Agreement or described in the Company Disclosure Letter or as required by applicable Law, any Insurance Regulator, GAAP or SAP, (i) enter into any new line of business (whether or not part of the insurance or reinsurance business), change any policy forms, change the pricing formula for insurance policies, change its claims handling policies or guidelines or change its loss reserve methodology, in each case, in any material respect; (ii) pay any claim or make any individual settlement under any General Insurance Contract involving extra-contractual liability or ex-gratia payment; (iii) make or accept any commutation, termination, cancellation or other conclusion of any ceded or assumed insurance or reinsurance liability that either exceeds $250,000 or that generates a loss in excess of the reserve held against that liability or (iv) make any material changes to its principles and practices in respect of the settlement of insurance or reinsurance liabilities;

(n)           except as required by applicable Law, fail to comply with the Investment Policy, or amend, modify or otherwise change the Investment Policy in any material respect;

(o)           voluntarily forfeit, abandon, modify, waive, terminate or otherwise change in any material adverse respect any Company Insurance Permit;

(p)           enter into any agreement or arrangement that limits or otherwise restricts the Company or any of its Subsidiaries or any successor thereto from engaging or competing in any line of business or in any geographic area;

(q)           other than in the ordinary course of business, enter into or amend in any material adverse respect, or voluntarily terminate, waive, cancel, release or assign any material right or claim under any Material Contract;

(r)           fail to (i) file or furnish to or with the SEC or any Insurance Regulator all reports, schedules, forms, statements and other documents required to be filed or furnished or (ii) comply in any material respect with the requirements of the Sarbanes-Oxley Act applicable to it;

(s)           make any material change in its underwriting, reinsurance, claim processing and payment practices, except as required by applicable Law or any Insurance Regulator; or

(t)           voluntarily forfeit, abandon, modify, waive, terminate or otherwise change any Other Company Permit, except (i) any such forfeitures, abandonments, modification, changes, waivers or terminations of any Other Company Permit as would not restrict the business or operations of the Company or any of its Subsidiaries in any material respect or (ii) any such modifications or changes that would expand the Other Company Permits in a way favorable to the Company.

5.02  Control of Other Party’s Business.  Nothing contained in this Agreement shall give Parent or M&A Sub, directly or indirectly, the right to control or direct the operations of the Company or any of its Subsidiaries or shall give the Company, directly or indirectly, the right to control or direct the business or operations of Parent or any of its Subsidiaries prior to the Effective Time.  Prior to the Effective Time, each of the Company and Parent shall exercise, consistent with the terms and conditions of this Agreement, complete control and supervision over its and its Subsidiaries’ respective business and operations.

ARTICLE 6

ADDITIONAL AGREEMENTS

6.01  Required Filings and Consents; Preparation of the Proxy Statement; Shareholders Meetings.

(a)           As promptly as reasonably practicable following the execution of this Agreement (and in no event later than thirty (30) days from the date hereof), Parent and Company shall (i) determine whether any action by or in respect of, or filing with, any Insurance Regulator is required to be made by the Company, Parent, M&A Sub or the Resultant Company, or any consents, approvals or waivers are required to be obtained by the Company under or in connection with any Company Insurance Permit (a “Requisite Insurance Regulatory Approval”), (ii) determine whether any action by or in respect of, or filing with, any Governmental Authority (other than an Insurance Regulator) is required to be made by the Company, Parent, M&A Sub or the Resultant Company, or any consents, approvals or waivers are required to be obtained by the Company under or in connection with any Material Contract or any Other Company Permit or by Parent or M&A Sub under any material contract or material Permit to which Parent or M&A Sub is a party or by which either of them is bound (a “Required Contract or Other Permit Consent”), in the case of (i) and (ii) above, in connection with or as a condition to the consummation of the transactions contemplated by this Agreement, and (iii) timely take any such action, make any such filing and seek to obtain any such consent, approval or waiver required in connection therewith.  Notwithstanding anything contained in this Agreement, in the case of Requisite Insurance Regulatory Approvals, (x) the substance of any such filings and requests for consent, approval or waiver must be acceptable to Parent in its sole discretion, and (y) in no event shall Parent be required to agree to (1) any commitment to contribute additional capital to any Company Insurance Subsidiary, or (2) any restriction, term, condition or requirement that negatively impacts the ability of a Company Insurance Subsidiary to transact business in the ordinary course as presently conducted (other than the imposition of any restriction, term, condition or requirement that limits or affects the ability of Twin Bridges to issue General Insurance Contracts).

(b)           As promptly as reasonably practicable following the execution of this Agreement (and, in no event later than thirty (30) days after the date hereof), the Company shall prepare and file the proxy statement relating to the Company Shareholder Meeting with the SEC (including any amendments and supplements thereto) (the “Proxy Statement”), Parent shall furnish to the Company all information concerning Lancer, it and M&A Sub as may reasonably be requested by the Company in connection with the preparation of the Proxy Statement.  The Company will cause the Proxy Statement to comply as to form in all material respects with the applicable provisions of the Exchange Act.  The Company shall use its reasonable best efforts to respond to any comments of the SEC or its staff and have the Proxy Statement cleared by the SEC as promptly as reasonably practicable. The Company shall, as promptly as reasonably practicable after receipt thereof, provide Parent with copies of any written comments and advise Parent of any oral comments with respect to the Proxy Statement received by the SEC. The Company and Parent shall cooperate with each other in connection with the preparation and filing of the Proxy Statement and responses to comments thereto of the SEC or its staff.  The Company shall provide Parent with a reasonable opportunity to review and comment on the Proxy Statement and any amendment or supplement to the Proxy Statement prior to filing such documents with the SEC, and provide Parent with a copy of all such filings made with the SEC.  If at any time prior to obtaining the Required Company Vote, any Party discovers any information relating to the Company, Parent or any of their respective Subsidiaries or any of their respective officers, directors or Affiliates which should be set forth in an amendment or supplement to the Proxy Statement so that such document would not include any misstatement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, the Party that discovers such information shall promptly notify the other Parties and, as soon as reasonably practicable, the Company shall prepare an appropriate amendment or supplement to the Proxy Statement to be filed with the SEC, describing such information and, to the extent required by Law, such information shall be disseminated to the shareholders of the Company.

(c)           Except as otherwise contemplated by this Agreement, no amendment or supplement to the Proxy Statement shall be made without the approval of Parent, which approval shall not be unreasonably withheld or delayed.  Notwithstanding the immediately preceding sentence, the Company, pursuant to, and subject to the terms of, Section 6.05, may amend or supplement the Proxy Statement pursuant to a Qualifying Amendment to effect such a change, and in such event, the Parent’s right of approval set forth in this Section 6.01(c) shall apply only with respect to information relating to Parent or its business, financial condition or results of operations, and shall be subject to the right of each Party to have its board of directors’ deliberations and conclusions accurately described.  A “Qualifying Amendment” means an amendment or supplement to the Proxy Statement to the extent that it contains (i) a change in, or withdrawal, modification, qualification or amendment of, the Recommendation to Shareholders, (ii) a statement of the reasons of the Company’s board of directors (or a committee thereof) for making such change in, or withdrawal, modification, qualification or amendment to, the Recommendation to Shareholders, and (iii) additional information reasonably related to the foregoing.

6.02  Board Actions and Shareholders Meeting (a).

(a)           The Company shall take all necessary steps, in accordance with applicable Law and its Organizational Documents, duly to call, give notice of, convene and hold, as soon as reasonably practicable after responding to all comments of the SEC or its staff to the Proxy Statement to the satisfaction of the SEC, a meeting of the holders of the Common Shares and Class B Shares (as adjourned or postponed in accordance with Section 6.02(c), applicable Law and Company’s Organizational Documents, the “Company Shareholder Meeting”) on a date mutually agreed between Company and Parent, which date shall in no event be later than sixty (60) calendar days after the first mailing of the definitive Proxy Statement.  The Company shall mail, or cause to be mailed, the Proxy Statement to its shareholders as promptly as reasonably practicable after resolving all comments of the SEC or its staff to the Proxy Statement to the satisfaction of the SEC.

(b)           Except as otherwise permitted by Section 6.01, the Company’s board of directors (or a committee thereof) shall recommend approval of this Agreement, the Bermuda Amalgamation Agreement and the Transaction by the holders of the Common Shares and Class B Shares and include in the Proxy Statement such recommendation (the “Recommendation to Shareholders”), as well as the Company Fairness Opinion.

(c)           The Company agrees that (i) except (A) in order to obtain a required quorum or as otherwise required under applicable Law, or (B) as required in order to hold the Company Shareholder Meeting after the satisfaction of the conditions set forth in Section 7.02(i) or (j), it shall not adjourn, postpone or cancel (or propose to adjourn, postpone or cancel) the Company Shareholder Meeting and (b) it shall use its commercially reasonable efforts to obtain the requisite quorum and to solicit from its shareholders proxies in favor of this Agreement, the Bermuda Amalgamation Agreement and the Transaction, and obtain the Required Company Vote, subject in all respects to the provisions of Section 6.05.

6.03  Access to Information.  Between the date hereof and the Closing Date, the Company will (i) give Parent and its authorized representatives (including counsel, financial advisors and accountants) reasonable access on reasonable notice during normal business hours to all key employees, key facilities and to all books and records of the Company and its Subsidiaries, which access shall be subject to the reasonable security procedures of the Company and its Subsidiaries, and (ii) cause the Company’s officers and key employees and those of its Subsidiaries, and request its auditors, counsel and financial advisors, to cooperate with Parent in its investigation of the business of the Company and its Subsidiaries and to furnish Parent and its authorized representatives (and their counsel and advisors) with such financial and operating data and other information with respect to the business, properties and personnel of the Company and its Subsidiaries as Parent may from time to time reasonably request; provided, however, that the Company may withhold (A) any document or information that is subject to the terms of a confidentiality agreement with a third party, (B) any document or information, if such disclosure would violate applicable Law or (C) such portions of documents or information that are subject to attorney-client privilege and the provision of which, as determined by Company’s counsel, may eliminate the privilege pertaining to such portion of such documents, in each case, only after the Company has endeavored in good faith, but without any cost or expense to the Company, to enter into arrangements or obtain consents or waivers that would permit the Company to make such document or information available to Parent, but has failed to enter into such arrangements or obtain such consents or waivers.

6.04  Commercially Reasonable Efforts.

(a)           Subject to the terms and conditions of this Agreement, each Party will use its reasonable commercial efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under this Agreement and applicable Law to consummate the Transaction and the other transactions contemplated by this Agreement as promptly as reasonably practicable after the date hereof, including preparing and filing as promptly as reasonably practicable all documentation to effect all necessary applications, notices, filings and other documents and to obtain as promptly as practicable all required material Permits from any Governmental Authority and all other material consents, waivers, Orders, approvals, and clearances necessary or advisable to be obtained from any third party or any Governmental Authority in order to consummate the Transaction or any of the other transactions contemplated by this Agreement.  In furtherance and not in limitation of the foregoing, each Party agrees (i) to make or cause to be made all filings that are required or advisable by applicable Law of Bermuda or the United States or such other Laws with respect to the transactions contemplated by this Agreement, with the objective of obtaining the Requisite Insurance Regulatory Approvals and the Required Contract and Other Permit Consents, and (ii) to supply as promptly as practicable any additional information and documentary material that may be requested pursuant to such Laws and to use its commercially reasonable efforts to cause the expiration or termination of the applicable waiting periods under such Laws as soon as practicable.

(b)           Each of Parent and the Company shall, in connection with the efforts referenced in Section 6.04(a), use its reasonable best efforts to (i) cooperate in all respects with each other in connection with any filing or submission and in connection with any investigation or other inquiry, including any proceeding initiated by a private party, (ii) promptly inform the other of the status of any of the matters contemplated by this Section 6.04, including providing the other with a copy of any written communication (or a summary of any material oral communications) received by any Party from, or given by such Party to, any Governmental Authority and of any written communication (or summary of any material oral communications) received or given in connection with any proceeding by a private party, in each case regarding any of the transactions contemplated by this Agreement, and (iii) to the extent practicable, consult with each other in advance of any meeting or conference with any such Governmental Authority or, in connection with any proceeding by a private party, with any such other Person.

(c)           Notwithstanding the foregoing or any other provision of this Agreement, as promptly as reasonably practicable following the execution of this Agreement (and, in no event later than fifteen (15) Business Days after the date hereof), Parent shall make all Form A and other filings required by Insurance Regulators in the United States and in Bermuda (the “Form A Filings”) following the execution of this Agreement (which filings shall be made in any event within fifteen (15) Business Days after the date hereof).  Parent and the Company shall supply promptly any additional information and documentary material that may be requested by such Insurance Regulators in connection therewith and otherwise fully and promptly cooperate in seeking and obtaining the approvals contemplated thereby, provided that Parent shall in no event be required to agree to (i) any commitment to contribute additional capital to any Company Insurance Subsidiary, or (ii) any restriction, term, condition or requirement that negatively impacts the ability of a Company Insurance Subsidiary to transact business in the ordinary course as presently conducted (other than the imposition of any restriction, term, condition or requirement that limits or affects the ability of Twin Bridges to issue General Insurance Contracts).

(d)           In furtherance and not in limitation of the covenants of the Parties contained in this Section 6.04, if (i) any objections are asserted with respect to the transactions contemplated by this Agreement under any Law or Order, (ii) any administrative or judicial Action is instituted (or threatened to be instituted) by any Governmental Authority or private party challenging the Transaction or any of the other transactions contemplated by this Agreement as violative of any Law or Order or which would otherwise prevent, delay or impede the consummation, or otherwise materially reduce the contemplated benefits, of the Transaction or any of the other transactions contemplated by this Agreement, or (iii) any Law is enacted, entered, promulgated or enforced, or any Order is issued, by a Governmental Authority that would make the Transaction or any of the other transactions contemplated by this Agreement illegal or would otherwise prevent, delay or impede the consummation, or otherwise materially reduce the contemplated benefits, of the Transaction or any of the other transactions contemplated by this Agreement, then each of the Company and Parent shall use its commercially reasonable efforts to resolve any such objections or Actions so as to permit the consummation of the transactions contemplated by this Agreement, including selling, holding separate or otherwise disposing of or conducting its or its Subsidiaries’ business or assets in a specified manner, or agreeing to sell, hold separate or otherwise dispose of or conduct its or its Subsidiaries’ business or assets in a specified manner, which would resolve such objections or Actions or eliminate such illegality, provided that, in the case of any Requisite Insurance Regulatory Approval, Parent shall in no event be required to agree to (i) any commitment to contribute additional capital to any Company Insurance Subsidiary, or (ii) any restriction, term, condition or requirement that negatively impacts the ability of a Company Insurance Subsidiary to transact business in the ordinary course as presently conducted (other than the imposition of any restriction, term, condition or requirement that limits or affects the ability of Twin Bridges to issue General Insurance Contracts).

(e)           Notwithstanding the foregoing or any other provision of this Agreement, nothing in this Section 6.04 shall limit a Party’s right to terminate this Agreement pursuant to Section 8.02(a) or 8.02(b) so long as such Party has otherwise complied with its obligations under this Section 6.04 prior to such termination.

(f)           Each of the Company and Parent shall, if any “moratorium,” “control share,” “fair price” or other anti-takeover Law becomes applicable to this Agreement, the Transaction, or any other transactions contemplated by this Agreement, use its commercially reasonable efforts to take such actions so that such Law will cease to be applicable to this Agreement or any of the transactions contemplated by this Agreement or ensure that the Transaction and the other transactions contemplated by this Agreement may be consummated as promptly as reasonably practicable on the terms contemplated hereby and otherwise to minimize the effect of such Law on this Agreement, the Transaction and the other transactions contemplated by this Agreement.

6.05  Acquisition Proposals.

(a)           (i)  From the date of this Agreement until the earlier of the Effective Time and the termination of this Agreement pursuant to Article 8, the Company will not, and will cause its Subsidiaries and each officer, director, financial advisor, auditor, investment banker, finder, business broker, attorney and accountant of the Company or any of its Subsidiaries (collectively, “Representatives”) not to, and will not authorize any other Person (such as its employees and agents) to, directly or indirectly, (A) solicit, initiate or knowingly encourage or knowingly facilitate (including by way of furnishing information) the making by any Person (other than Parent) of any Acquisition Proposal, (B) engage in any discussions or negotiations regarding, or provide access to the Company’s books, properties or employees or furnish to any Person any non-public information or data with respect to, any Acquisition Proposal or any inquiries with respect to any Acquisition Proposal, or (C) enter into any agreement, understanding or arrangement with respect to an Acquisition Proposal or any agreement, arrangement or understanding relating to an Acquisition Proposal (other than a confidentiality agreement to the extent contemplated in Section 6.05(a)(ii)(C)); provided that nothing contained in this Section 6.05(a) or any other provision of this Agreement shall prohibit the Company or its Representatives from contacting any Person or group of Persons that has made an Acquisition Proposal after the date of this Agreement to request clarification of and additional details with respect to the terms and conditions of such Acquisition Proposal solely in order to determine whether or not such Acquisition Proposal is, or could reasonably be expected to lead to, a Superior Proposal, and no such action shall be a breach of any provision of this Section 6.05(a) or any other provision of this Agreement.

(ii)  Notwithstanding the provisions of Section 6.05(a)(i), the Company and its Subsidiaries and the Representatives may provide access to the Company’s books, properties and employees and furnish information to, or engage in discussions or negotiations with, any Person that has expressed a bona fide written interest in making an Acquisition Proposal after the date of this Agreement, but only if (A) the board of directors of the Company (or a committee thereof) by a majority vote determines in good faith, after consultation with the Company’s outside counsel and financial advisors, that such Acquisition Proposal constitutes or could reasonably be expected to lead to a Superior Proposal, (B) the Required Company Vote has not yet been obtained, and (C) prior to its receipt of confidential information such Person enters into a confidentiality agreement with the Company.

(iii)  The Company shall notify Parent of having received any written expression of interest in making an Acquisition Proposal (which notice shall be provided orally and in writing and shall identify the Person making such Acquisition Proposal and set forth the material terms thereof) no later than twenty-four (24) hours after its receipt thereof, and shall keep Parent reasonably informed as to the status of any such proposal and any such discussions or negotiations, including with respect to any material modifications to the terms of any Acquisition Proposal; provided, however, that the Company shall not be required to provide such information if doing so would breach any confidentiality agreement to which the Company is a party on the date hereof.  If after the date hereof any Person makes an Acquisition Proposal, and such Person has prior to the date hereof entered into a confidentiality agreement with the Company that prohibits disclosure of such information to Parent, the Company will use commercially reasonable efforts to amend such confidentiality agreement to permit the disclosure of such information to Parent and will not provide information to or negotiate with such Person until such confidentiality agreement is so amended.  Neither the Company nor its Subsidiaries will enter into any confidentiality agreement with any Person subsequent to the date of this Agreement which prohibits the Company or any of its Subsidiaries from providing such information to Parent.

(iv)  Immediately after the execution and delivery of this Agreement, the Company will and will cause its Subsidiaries and the Representatives to (A) cease and terminate any existing activities, discussions or negotiations with any Persons conducted heretofore with respect to any Acquisition Proposal unless any such Person makes, following the date hereof, a Superior Proposal or an Acquisition Proposal that could reasonably be expected to lead to a Superior Proposal and (B) fully enforce the provisions of any confidentiality agreements entered into by the Company or any of its Subsidiaries (or their respective Representatives), except that the Company shall not be required to enforce any “standstill” or similar restriction contained therein.

(v)  Each of Parent and M&A Sub agrees that neither it nor any of their respective Subsidiaries or other Affiliates shall, and that each of them shall use its reasonable best efforts to cause its Representatives not to, intentionally enter into or seek to enter into any Contract with any Person or group of Persons that is considering or proposes to make an Acquisition Proposal that has the purpose or effect of interfering with the Company's ability to seek and obtain a Superior Proposal from such Person or group (including interfering with the ability of the Company to engage in discussions or negotiations with such Person or group in connection therewith) in accordance with the rights of the Company under this Section 6.05.

(b)           “Superior Proposal” shall mean a bona fide written Acquisition Proposal with respect to which the board of directors of the Company (or a committee thereof) has determined in good faith, after consultation with its financial advisors and outside legal advisors and taking into account all relevant factors, including the identity of the offeror and all legal, financial, regulatory and other aspects of the proposal, including the terms of any financing, that if accepted, such Acquisition Proposal would result in a transaction more favorable from a financial point of view to the Company’s shareholders than the transactions contemplated by this Agreement; provided, that solely for purposes of the definition of “Superior Proposal,” the term Acquisition Proposal shall have the meaning assigned to such term in Section 1.01, except that each reference to “20%” in the definition of Acquisition Proposal shall be deemed to be a reference to “50%.”

(c)           The board of directors of the Company (or a committee thereof) shall, at any time prior to receipt of the Required Company Vote, be permitted to (i) elect not to recommend to the Company’s shareholders that they give the Required Company Vote, (ii) withdraw, modify, qualify or amend the Recommendation to Shareholders or (iii) recommend to the Company’s shareholders any Superior Proposal other than the Transaction, but only if, in each case, (A) such action is taken in response to an Acquisition Proposal that did not result from a breach of this Section 6.05 and the board of directors of the Company (or a committee thereof) by a majority vote determines, in its good faith judgment and after consultation with outside legal counsel and financial advisors, that such Acquisition Proposal is a Superior Proposal and (B) the Company shall have notified Parent in writing at least three Business Days in advance of its intention to effect such withdrawal, modification, qualification or amendment or make such recommendation (such, a “Notice of Superior Proposal”), which Notice of Superior Proposal shall specify the material terms and conditions of such Superior Proposal, and shall have negotiated in good faith with Parent during such three Business Day period (to the extent Parent desires to negotiate) to make adjustments in the terms and conditions of this Agreement such that such Acquisition Proposal would no longer be determined in good faith by the board of directors of the Company (or committee thereof) to constitute a Superior Proposal.

(d)           Nothing herein shall limit the Company’s ability to (i) comply in good faith, to the extent applicable, with Rules 14d-9 and 14e-2 or Item 1012(a) of Regulation M-A under the Exchange Act with regard to a tender or exchange offer (or to make a similar communication to shareholders in connection with any amendment to the terms of a tender offer or exchange offer); provided, however, that neither the Company nor the Company’s board of directors (nor any committee thereof) shall (A) recommend that the shareholders of the Company tender their Common Shares in connection with any such tender or exchange offer (or otherwise approve or recommend any Acquisition Proposal) or (B) withdraw or modify the Recommendation to Shareholders, unless in each case such action would otherwise comply with the terms of this Section 6.05, it being understood and agreed that a "stop, look and listen" disclosure in compliance with Rule 14d-9(f) of the Exchange Act shall not violate the provisions of this proviso, or (ii) disclose factual information regarding the business, financial condition or results of operations of the Company and its Subsidiaries or the fact that an Acquisition Proposal has been made, the identity of the Person making the Acquisition Proposal or the material terms of such Acquisition Proposal in the Proxy Statement or otherwise to the extent the Company in good faith determines that such disclosure is required under applicable Law.

6.06  Employee Benefit Plans and Rights.

(a)           Immediately prior to the Closing, but effective as of the Effective Time, the Company shall terminate each Company Incentive Plan.

(b)           The Company acknowledges and agrees that nothing contained in this Agreement shall require Parent or M&A Sub after the Effective Time to keep in effect any Company Plan, or assume, recognize or give effect to any change in control provisions with respect to the severance of Employees, except to the extent required by such Company Plan or by any Contract listed in the Company Disclosure Letter.   Nothing expressed or implied herein shall confer upon any Employee of the Company or any of its Subsidiaries any rights or remedies of any nature, including, without limitation, any rights to employment or continued employment.

(c)           The Company shall upon request of Parent take appropriate action to terminate the Company’s 401(k) plan effective the close of business of the day immediately preceding the Effective Time so that after such termination date no employee shall become a participant in the 401(k) plan, no participant shall be credited with compensation or service for any purpose under the 401(k) plan, and no further contributions shall be made to the 401(k) plan with respect to any compensation earned after such termination date.  The Company shall provide Parent copies of documents evidencing such action reasonably in advance of such termination.  Parent shall enroll in its 401(k) plan and other welfare benefit plans any employee of the Company hired by the Resultant Company and shall waive any period for service requirements and waive any pre-existing condition limitation, in each case to the extent permitted under the applicable plan, with respect thereto.  In the alternative, at Parent’s option, and to the extent permitted under such welfare benefit plans, the Resultant Company may assume as of the Effective Time and provide benefits to its employees under the Company’s welfare benefit plans (it being understood that nothing contained herein shall require the Resultant Company to continue to provide such benefits after the Effective Time).

6.07  Fees and Expenses.  Whether or not the Transaction is consummated, all Expenses incurred in connection with this Agreement and the transactions contemplated by this Agreement shall be paid by the Party incurring such Expenses, except as otherwise provided in Sections 6.08 and 8.05.

6.08  Indemnification; Directors’ and Officers’ Insurance.

(a)           For a period of six (6) years after the Effective Time, the Resultant Company shall indemnify, defend and hold harmless, to the fullest extent permitted under applicable Law, to the extent set forth in the Bye-Laws as of the date hereof, the present and former directors and officers of the Company and each of its Subsidiaries (and their respective heirs and representative) (the “Indemnified Parties”) from and against all Losses incurred in connection with any actual or threatened Action, whether civil, criminal, administrative or investigative, arising out of, relating to or in connection with the fact that such person was a director or officer of the Company or any of its Subsidiaries, arising out of or pertaining to matters existing or occurring at or prior to the Effective Time (including the Transaction and the other transactions and actions contemplated by this Agreement), or taken by them at the request of the Company or any of the Company’s Subsidiaries, whether asserted or claimed prior to, at or after the Effective Time.  Each Indemnified Party will be entitled to advancement of reasonable expenses incurred in the investigation and defense of any such actual or threatened Action from the Resultant Company within ten (10) Business Days of receipt by the Resultant Company from the Indemnified Party of a request therefor, to the extent set forth in the Bye-Laws as of the date hereof; provided that any Person to whom expenses are advanced provides an undertaking, if and only to the extent required by applicable Law, to repay such advances if it is ultimately determined that such person is not entitled to indemnification.  The Resultant Company shall not settle, compromise or consent to the entry of any judgment in any pending or threatened Action (and in which indemnification could be sought by such Indemnified Party), unless such settlement, compromise or consent includes an unconditional release of an Indemnified Party from all liability arising out of such Action or such Indemnified Party otherwise consents.  With respect to any determination of whether an Indemnified Party is entitled to indemnification under this Section 6.08(a), such Indemnified Party shall have the right to require that such determination be made by special, independent legal counsel selected by the Indemnified Party (and reasonably acceptable to the Resultant Company), which counsel has not otherwise performed material services for the Resultant Company or any of its Affiliates within the prior three (3) years.

(b)           The Company may (with the consent of Parent, such consent not to be unreasonably withheld, conditioned or delayed) obtain as of the Closing “tail” insurance policies with a claims period of at least six (6) years from the Effective Time with respect to the directors’ and officers’ liability insurance in amount and scope substantially comparable to the coverage applicable to the Company’s directors and officers as of the date hereof (the “Tail Policies”).  The premium of such Tail Policies shall be no more than the amount set forth in the Company Disclosure Letter.  If the Company does not obtain the Tail Policies prior to the Closing, for a period of six (6) years from the Effective Time, Parent shall cause to be maintained in effect from insurance carriers with an A.M. Best rating of at least B+, policies of substantially comparable coverage as the policies of directors’ and officers’ liability insurance maintained by the Company or any of its Subsidiaries as of the date hereof (the “D&O Insurance”) for the benefit of those persons who are covered by such policies on the Closing Date with respect to matters occurring at or prior to the Effective Time, to the extent that such liability insurance can be maintained at cost to Parent of not greater than the amount specified in Section 6.08(b) of the Company Disclosure Letter; provided that, if such insurance cannot be so maintained or obtained at such cost, Parent shall cause the Resultant Company to maintain or obtain as much of such insurance as can be so maintained or obtained (not to exceed six (6) years from the Closing Date) at such cost.

(c)           Notwithstanding anything herein to the contrary, if any Action (whether arising before, at or after the Closing Date) is commenced or threatened against any party covered by directors’ and officers’ liability insurance, on or prior to the sixth anniversary of the Effective Time, the provisions of this Section 6.08 shall continue in effect until the final disposition of such Action.

(d)           If the Resultant Company or any of its successors or assigns shall (i) consolidate or amalgamate with or merge into any other Person and shall not be the continuing or surviving company or entity of such consolidation, amalgamation or merger or (ii) transfer all or substantially all of its properties and assets to any Person, then, and in each such case, proper provisions shall be made so that the successors and assigns of the Resultant Company shall assume by written agreement all of the obligations of the Resultant Company set forth in this Section 6.08.

(e)           The obligations under this Section 6.08 shall not be terminated, amended, waived or otherwise modified in such a manner as to adversely affect any Indemnified Party (or any other person who is a beneficiary under the D&O Insurance or the Tail Policies (and their heirs and representatives)) without the prior written consent of such affected Indemnified Party or other person who is a beneficiary under the D&O Insurance or the Tail Policies (and their heirs and representatives).  Each of the Indemnified Parties or other persons who are beneficiaries under the D&O Insurance or the Tail Policies (and their heirs and representatives) are intended to be third party beneficiaries of this Section 6.08, with full rights of enforcement as if a party thereto.  The rights of the Indemnified Parties (and other persons who are beneficiaries under the D&O Insurance or the Tail Policies (and their heirs and representatives)) under this Section 6.08 shall be in addition to, and not in substitution for, any other rights that such persons may have under the memorandum of association, bye-laws or other Organizational Documents, any and all Contracts or indemnification agreements of or entered into by the Company or any of its Subsidiaries or under applicable Law (whether at law or in equity), all of which exculpation and indemnification provisions of which shall survive the Closing and the Effective Time to the extent not expressly terminated.

(f)           Nothing contained in this Section 6.08 shall in any way limit any rights or entitlements that any Indemnified Party may have by Contract with regard to indemnification, exculpation, advancement of legal fees, directors’ and officers’ liability insurance, errors and omissions insurance or the like.

6.09  Advice of Change.  The Company shall, upon obtaining Knowledge of any of the following, give prompt notice to Parent, and Parent shall, upon obtaining Knowledge of any of the following, give prompt notice to the Company, of (a) the occurrence or non-occurrence of any event the occurrence or non-occurrence of which would be reasonably likely to cause any representation or warranty of such Party contained in this Agreement, which is qualified as to materiality, to be untrue or inaccurate, or any representation or warranty of such Party not so qualified, to be untrue or inaccurate in any material respect, at or prior to the Closing Date, (b) any failure in any material respect of any of the Company, Parent or M&A Sub, as the case may be, to comply with or satisfy any material covenant, condition or agreement to be complied with or satisfied by it hereunder, (c) the occurrence or non-occurrence of any event the occurrence or non-occurrence of which would be likely to cause any condition to the obligations of any Party to effect the transactions contemplated by this Agreement not to be satisfied, (d) any notice or other written communication from any Governmental Authority in connection with the transactions contemplated by this Agreement, (e) any Actions (or communications indicating that the same may be contemplated) commenced or threatened against the Company, Parent or M&A Sub, as the case may be, or any of their respective Subsidiaries which, if pending on the date of this Agreement, would have been required to have been disclosed pursuant to Section 3.08 or Section 4.04 or which relate to the consummation of the transactions contemplated by this Agreement or (f) any notice or other communication from any third party alleging that the consent of such third party is or may be required in connection with the transactions contemplated by this Agreement; provided that the delivery of any notice pursuant to this Section 6.09 shall not cure any breach or non-compliance arising out of the matter(s) set forth in the notice or limit or otherwise affect the rights or remedies available hereunder to the Party receiving such notice.

6.10  Public Announcements.  Each of Parent and the Company will consult with the other and provide the other with a reasonable opportunity to comment thereon, before issuing any press release, making any filing with the SEC or otherwise making any public statements with respect to the transactions contemplated by this Agreement and shall not issue any such press release, make any such SEC filing or make any such public statement prior to such consultation, except as may be required by applicable Law, the Company’s Organizational Documents or under any listing agreement or applicable rules of Nasdaq or any other securities exchange.

6.11  Nasdaq Quotation.  The Company agrees to use all commercially reasonable efforts to continue the quotation of the Company’s Common Shares on The Nasdaq Capital Market during the term of this Agreement.

6.12  Conduct of Business by Parent.  During the period from the date hereof to the earlier of the Effective Time and the termination of this Agreement pursuant to Article 8, neither Parent nor M&A Sub shall:

(a)           incur any Indebtedness or any Liability except in connection with the transactions contemplated by this Agreement or incur or suffer to exist any Lien on any of its properties or assets;

(b)           amend, modify or otherwise change or waive or compromise any of its rights under, the financing commitment of Lancer referred to in Section 4.07; or

(c)           take any action or fail to take any action that would reduce its cash on hand on the date hereof.

Parent shall take all necessary action to enforce its rights on a timely basis under the financing commitment of Lancer referred to in Section 4.07.

ARTICLE 7

CLOSING CONDITIONS

7.01  Conditions to Each Party’s Obligations.  The respective obligations of each Party to effect the Transaction are subject to the fulfillment at or prior to the Closing Date of each of the following conditions, any or all of which may be waived in whole or in part by the Party being benefited thereby to the extent permitted by applicable Law:

(a)           The Bermuda Amalgamation Agreement and the transactions contemplated by this Agreement shall have been approved and adopted by the Required Company Vote.

(b)           All authorizations, consents, Orders or Permits of, or filings with, and the expirations of waiting periods required from, any Governmental Authority set forth in Section 3.07(a) (other than clause (vii) thereof) and Section 4.03(a), including without limitation the Requisite Insurance Regulatory Approvals, shall have been filed, have occurred or been obtained (all such authorizations, consents, Orders, Permits or filings, and the lapse of all such waiting periods being referred to as the “Requisite Regulatory Approvals”) and all such Requisite Regulatory Approvals shall be in full force and effect.

(c)           All other notices, reports, applications and other filings required to be made prior to the Closing by Parent or the Company or their respective Subsidiaries shall have been made, except for those the failure of which to make or submit would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect or a Parent Material Adverse Effect.

(d)           (i) No Governmental Authority shall have enacted, issued, promulgated or enforced any Law or Order (whether on a temporary, preliminary or permanent basis), in any case which is in effect and which prevents or prohibits consummation of the transactions contemplated by this Agreement; and (ii) no Person shall have instituted any Action (which remains pending at what would otherwise be the Closing Date) before any court in Bermuda, the United States, any state thereof, or any other country or before any other Governmental Authority of competent jurisdiction seeking to enjoin, restrain or otherwise prohibit consummation of the transactions contemplated by this Agreement, except in the case of this clause (ii) for Actions that do not and would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect or a Parent Material Adverse Effect.

7.02  Conditions to the Obligations of Parent and M&A Sub.  The obligation of each of Parent and M&A Sub to effect the Transaction is subject to the fulfillment at or prior to the Closing Date of each of the following additional conditions, any or all of which may be waived in whole or part by Parent and M&A Sub to the extent permitted by applicable Law:

(a)           The representations and warranties of the Company contained in this Agreement (as supplemented by the Company Disclosure Letter), without regard to any qualifications as to materiality, in all material respects or Company Material Adverse Effect, shall have been true and correct when made and be true and correct as of the Closing Date as though made on and as of the Closing Date (except for representations and warranties expressly made as of a specified date, which need be true and correct only as of the specified date), except to the extent that the failure of such representations and warranties to be true and correct on the date hereof or on the Closing Date, as the case may be, has not had nor would reasonably be expected to have a Company Material Adverse Effect.

(b)           The Company shall have performed or complied in all material respects with all covenants and agreements contained herein required to be performed or complied with by it prior to or at the time of the Closing.

(c)           There shall have been no event, condition, change, effect or development that, since the date hereof and through the Closing Date, individually or in the aggregate, has had or will have a Company Material Adverse Effect.

(d)           The Company shall have delivered to Parent a certificate, dated the date of the Closing, signed on its behalf by an executive officer of the Company, certifying as to the fulfillment of the conditions specified in Sections 7.02(a), 7.02(b) and 7.02(c).

(e)           The number of Dissenting Shares shall not exceed ten percent (10%) of the issued Common Shares and Class B Shares.

(f)           All authorizations, approvals, consents and waivers required under any Required Contract or Other Permit Consent have occurred or been obtained, and shall not include any restriction, term, condition or requirement deemed unacceptable by Parent in its reasonable discretion.

(g)           No additional restriction, term, condition or requirement that does not exist on the date hereof shall exist or have been imposed on the Company or any Company Insurance Subsidiary by one or more Insurance Regulators which does or would reasonably be expected to have a Company Material Adverse Effect.

(h)           No Insurance Regulator, in connection with providing a Requisite Insurance Regulatory Approval, shall have imposed any restriction, term, condition or requirement on the Company, any Company Insurance Subsidiary, Parent, M&A Sub or any of their respective Affiliates that (1) requires any commitment to contribute additional capital to any Company Insurance Subsidiary or (2) negatively impacts the ability of any such Person to transact business in the ordinary course as presently conducted (other than the imposition of any restriction, terms, condition or requirement that limits or affects the ability of Twin Bridges to issue General Insurance Contracts).

(i)           The Indenture shall have been amended as set forth in the Supplemental Indenture in the form attached hereto as Exhibit F.

(j)           The Agreement of Lease dated August 5, 2005, between Oakwood Partners L.L.C. and Compensation Risk Managers, LLC, as amended, shall be terminated and of no further force or effect, or such lease shall have been modified, in either case on such terms as are acceptable to Parent in its sole discretion.

(k)           Each employee of the Company or any of its Subsidiaries who is subject to an employment agreement shall have signed an agreement on or prior to November 1, 2010, in form satisfactory to Parent, providing that, as of the Effective Time, such employment agreement is terminated and that, as of the Effective Time, the employee’s continued employment is “at will.”

(l)           The Company Incentive Plan shall be terminated, and each option (each, a “Company Stock Option”) (whether or not then vested or exercisable) to purchase or acquire Common Shares, in each case granted to any Employee, director or independent contractor of the Company or any of its Subsidiaries under any Company Incentive Plan (or any agreement related thereto), that is outstanding immediately prior to the Effective Time, shall have been terminated, canceled, extinguished and forfeited.

(m)           The Company 401(k) plan shall be terminated as provided by Section 6.06(b), if requested by Parent.

(n)           Neither the Company nor any Subsidiary shall have settled any one or more of the Specified Actions on terms and conditions, taken as a whole, not acceptable to Parent in its sole discretion provided that Parent hereby acknowledges that it is acceptable if all the Specified Actions are settled provided that they are done so on terms and conditions that (x) reduce the shareholder equity of the Company by an aggregate amount no greater than the amount specified in Section 7.02(n) of the Company Disclosure Letter and (y) provide for full releases of the Company and its Subsidiaries.

7.03  Conditions to the Obligations of the Company.  The obligations of the Company to effect the Transaction are subject to the fulfillment at or prior to the Closing Date of each of the following conditions, any or all of which may be waived in whole or in part by the Company to the extent permitted by applicable Law:

(a)           The representations and warranties of Parent and M&A Sub contained in this Agreement, which are qualified as to materiality, shall have been true and correct when made and be true and correct as of the Closing Date as though made on and as of the Closing Date (except for representations and warranties expressly made as of a specified date, which need be true and correct only as of the specified date), and the representations and warranties not so qualified shall have been true and correct in all material respects when made and be true and correct in all material respects as of the Closing Date as though made on and as of the Closing Date (except for representations and warranties expressly made as of a specified date, which need be true and correct in all material respects only as of the specified date).

(b)           Parent and M&A Sub shall have performed or complied in all material respects with all covenants and agreements contained herein required to be performed or complied with by them prior to or at the time of the Closing.

(c)           Parent shall have delivered to the Company certificates, dated the date of the Closing, signed on its behalf by an executive officer of Parent, and signed on behalf of M&A Sub by an executive officer of M&A Sub, certifying as to the fulfillment of the conditions specified in Sections 7.03(a) and 7.03(b).

(d)           The Company’s Financial Advisor shall not have revoked or rescinded the Company Fairness Opinion.

ARTICLE 8

TERMINATION; AMENDMENT; WAIVER

8.01  Termination by Mutual Agreement.  This Agreement may be terminated and the transactions contemplated by this Agreement may be abandoned at any time prior to the Effective Time, whether before or after receipt of the Required Company Vote, by mutual written consent of the Company and Parent by action of their respective boards of directors or any committee thereof.

8.02  Termination by Either Parent or the Company.  This Agreement may be terminated and the transactions contemplated by this Agreement may be abandoned at any time prior to the Effective Time by Parent or the Company if:

(a)           the Transaction shall not have occurred by 5:00 p.m., New York time, on March 31, 2011; provided that, if all conditions to the obligations of the Parties set forth in Article 7 (other than (i) the conditions set forth in Section 7.01(b) and (ii) conditions that are to be satisfied at the Closing) have been satisfied or waived prior to such date, then the right to terminate this Agreement pursuant to this Section 8.02(a) shall not be available to any Party until 5:00 p.m., New York time, on April 30, 2011 (the “Final Termination Date”); provided further that the right to terminate this Agreement under this Section 8.02(a) shall not be available to any Party that has breached its obligations under this Agreement in any material respect if such breach has been a principal cause of, or resulted in, the failure of the Transaction to be consummated on or before such date;

(b)           the Required Company Vote shall not have been obtained upon a vote taken thereon at the duly convened Company Shareholder Meeting or any adjournment or postponement thereof at which the vote was taken;

(c)           there shall have been a breach by the other Party of any of the covenants or agreements (other than an intentional material breach by the Company of its obligations under Sections 6.02 or 6.05) or any of the representations or warranties set forth in this Agreement on the part of such other Party, which breach, either individually or in the aggregate, would result in, if occurring or continuing on the Closing Date, the failure of the condition set forth in Section 7.02(a) or (b) or Section 7.03(a) or (b), as the case may be, and which breach has not been cured within thirty (30) days following written notice thereof to the breaching Party or which breach, by its nature, cannot be cured within such time period, provided that such other Party is not then in material breach of any representation, warranty, covenant or agreement contained in this Agreement; or

(d)           (i) any Governmental Authority of the United States or Bermuda shall have issued or adopted a final Law or Order or taken any other final Action restraining, enjoining or otherwise prohibiting the Transaction and such Law, Order or other Action is or shall have become final and nonappealable or (ii) any other Governmental Authority shall have issued or adopted a final Law or Order or taken any other final Action restraining, enjoining or otherwise prohibiting the Transaction and consummation of the Transaction in violation of such prohibition would reasonably be expected to have a Company Material Adverse Effect or Parent Material Adverse Effect; provided that the Party seeking to terminate this Agreement pursuant to this Section 8.02(d) shall have used reasonable efforts to have such Law, Order or other Action stayed, vacated or lifted.

8.03  Termination by the Company.  This Agreement may be terminated and the transactions contemplated by this Agreement may be abandoned at any time prior to the Effective Time by the Company if at any time prior to receipt of the Required Company Vote, (a) the Company shall have delivered to Parent a Notice of Superior Proposal in accordance with the provisions of Section 6.05(c), (b) following expiration of the three Business Day period after delivery of such Notice of Superior Proposal, the Superior Proposal described therein shall continue to constitute a Superior Proposal, and (c) the Company pays Parent the Company Termination Fee as set forth in and pursuant to the terms of Section 8.05(b).

8.04  Termination by Parent.  This Agreement may be terminated and the transactions contemplated by this Agreement may be abandoned at any time prior to the Effective Time by Parent if:  (a) there has not been any event, condition, change, effect or development that individually or in the aggregate has had or will have a Company Material Adverse Effect; or (b) prior to receipt of the Required Company Vote, (i) there shall have been an intentional material breach by the Company of its obligations under Sections 6.02 or 6.05; (ii) the board of directors of the Company (or a committee thereof) shall have failed to include the Recommendation to Shareholders in the Proxy Statement or shall have withdrawn, modified, qualified or amended, in any manner adverse to Parent, the Recommendation to Shareholders (or publicly announced any intention to do so); or (iii) the board of directors of the Company shall have approved or recommended any Acquisition Proposal (or any committee of the board of directors of the Company with authority to do so shall have approved an Acquisition Proposal).

8.05  Effect of Termination and Abandonment.

(a)           In the event of termination of this Agreement and the abandonment of the Transaction pursuant to this Article 8, this Agreement (other than Sections 6.07 (Fees and Expenses), 8.05 (Effect of Termination and Abandonment) and Article 9 (Miscellaneous)) shall become void and of no effect with no liability on the part of any Party (or of any of its Representatives); provided that no such termination shall relieve any Party of any liability for damages resulting from any willful and material breach of any representations, warranties, covenants or agreements contained in this Agreement.

(b)           Notwithstanding Section 6.07, if this Agreement is terminated by the Company pursuant to Section 8.03 or by Parent pursuant to Section 8.04(b)(i) or (b)(ii), the Company shall pay to Parent the Company Termination Fee in cash by wire transfer in immediately available funds to an account designated by Parent, concurrently with and as a condition to such termination.

(c)           If this Agreement is terminated (i) by the Company or Parent pursuant to Section 8.02(b), or (ii) by Parent pursuant to Section 8.04(b)(iii), then (A) the Company shall reimburse Parent and its Affiliates for all Expenses incurred in connection with the execution of this Agreement and the transactions contemplated by this Agreement up to a maximum amount of $350,000 and (B) if within twelve (12) months after such termination, the Company enters into or consummates a definitive agreement with respect to any Acquisition Proposal (with all percentages in the definition of Acquisition Proposal increased to fifty percent (50%)), then upon the earlier of the execution or consummation of such definitive agreement, the Company shall also make a payment to Parent of an amount that, when added to the amount paid by the Company pursuant to Section 8.05(c)(A), equals the Company Termination Fee.

(d)           If this Agreement is terminated by Parent pursuant to Section 8.02(c), the Company shall reimburse Parent and its Affiliates for all Expenses incurred in connection with the execution of this Agreement and the transactions contemplated by this Agreement up to a maximum amount of $350,000.

(e)             Except as contemplated by Section 6.07, Parent agrees that, to the fullest extent permitted by Law, Parent’s right to payment of the amounts provided in Section 8.05(b), (c) or (d), as the case may be, shall be its sole and exclusive remedy for any Losses or Liability arising out of or in connection with any termination of this Agreement as described in Section 8.05(b), (c) or (d), respectively, and that such amounts shall constitute liquidated damages for such Losses.  The Parties agree that the liquidated damages provided for in this Section 8.05 are reasonable considering all the circumstances existing as of the date hereof and constitute the Parties’ good faith estimate of the actual Losses reasonably expected to result from the termination of this Agreement as described in this Section 8.05 and do not constitute a penalty.

8.06  Amendment.  This Agreement may be amended by action taken by the Company, Parent and M&A Sub at any time before or after approval of the transactions contemplated by this Agreement by the Required Company Vote, but after any such approval, no amendment shall be made that requires the approval of the shareholders of the Company under applicable Law without such approval.  This Agreement may not be amended except by an instrument in writing signed on behalf of all the Parties.

8.07  Extension; Waiver.  At any time prior to the Effective Time, each Party (for these purposes, Parent and M&A Sub shall together be deemed one Party and the Company shall be deemed the other Party) may (a) extend the time for the performance of any of the obligations or other acts of the other Party, (b) waive any inaccuracies in the representations and warranties of the other Party contained herein or in any document, certificate or writing delivered pursuant hereto, or (c) waive compliance by the other Party with any of the covenants, agreements or conditions contained herein.  Any agreement on the part of either Party hereto to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such Party.  The failure of either Party to assert any of its rights hereunder shall not constitute a waiver of such rights.

ARTICLE 9

MISCELLANEOUS

9.01  Nonsurvival of Representations and Warranties.  The covenants and agreements contained herein that by their terms are to be fully performed on or prior to the consummation of the Transaction, and all of the representations and warranties of the Parties, shall not survive and shall terminate immediately upon the Closing.  This Section 9.01 shall not limit any covenant or agreement of any Party which by its terms contemplates performance after the Closing, and all of such covenants and agreements shall survive the Closing and the Effective Time.

9.02  Entire Agreement; Assignment.  This Agreement (including the exhibits), the Company Disclosure Letter and Parent Disclosure Letter constitute the entire agreement among the Parties with respect to the subject matter hereof and supersede all other prior agreements and understandings, both written and oral, among the Parties with respect to the subject matter hereof.  This Agreement shall not be assignable by operation of law or otherwise, and any purported assignment in violation of this Agreement is void; provided, however, that Parent may assign this Agreement to an Affiliate formed after the date of this Agreement, but no such assignment shall relieve or in any way discharge any of Parent’s obligations or Liabilities under this Agreement.

9.03  Notices.  All notices, requests, instructions or other documents to be given under this Agreement shall be in writing and shall be deemed given (a) when sent if sent by facsimile or email, provided that the receipt of such fax or email is promptly confirmed in writing or by telephone confirmation thereof, (b) when delivered, if delivered personally to the intended recipient and (c) two Business Days following sending by overnight delivery via a nationally recognized overnight delivery service, and in each case, addressed to a Party at the following address for such Party:

If to Parent or M&A Sub to:

Bayside Capital Partners LLC
370 West Park Avenue
Long Beach, New York 11561
Attn:  John Petrilli
Facsimile:  (516) 889-4544
Email:  jpetrilli@lancer-ins.com

with copies (which shall not constitute notice) to:

Nixon Peabody LLP
50 Jericho Quadrangle, Suite 300
Jericho, New York 11753
Attn:  Allan H. Cohen
Facsimile:  (866) 947-2070
Email: acohen@nixonpeabody.com

If to the Company to:

Majestic Capital, Ltd.
PO Box HM 2062
Hamilton HM HX, Bermuda
Attn: General Counsel
Facsimile: (441) 296-3829
Email:  lviglotti@majesticinsurance.com

with copies (which shall not constitute notice) to:

Louis J. Viglotti, Esq.
Majestic USA Capital, Inc.
2515 South Road
P.O. Box 199
Poughkeepsie, New York 12601
Facsimile:  (845) 473-6154
Email:  lviglotti@majesticinsurance.com

-and-

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036
Attn:  Peter S. Kolevzon, Esq.
Facsimile:  (212) 715-8288
Email: pkolevzon@kramerlevin.com

or to such other address, Person’s attention, facsimile number or e-mail address as the Person to whom notice is given may have previously furnished to the other in writing in the manner set forth above.

9.04  Governing Law.  This Agreement and all disputes or controversies arising out of or relating to this Agreement or the transactions contemplated by this Agreement shall be deemed to be made in and in all respects shall be interpreted, construed and governed by and in accordance with the internal laws of the State of New York without regard to principles of conflicts of law that would apply the Law of any other jurisdiction, provided that this Agreement shall be governed by the DGCL insofar as it relates to the merger of M&A Sub.

9.05  Venue; Waiver of Jury Trial.

(a)           Each of the Parties hereby irrevocably submits to the jurisdiction of the courts of the State of New York and the Federal courts of the United States of America located in the Southern District of New York solely in respect of the interpretation and enforcement of the provisions of this Agreement and of the documents referred to in this Agreement and in respect of the transactions contemplated by this Agreement, and hereby waives, and agrees not to assert, as a defense in any Action for the interpretation or enforcement hereof or of any such document that it is not subject thereto or that such Action may not be brought or is not maintainable in said courts or that the venue thereof may not be appropriate or convenient (or that there is a more convenient forum for such Action) or that this Agreement or any such document may not be enforced in or by such courts, and each of the Parties hereto irrevocably agrees that all claims with respect to such Action shall be heard and determined in such courts.  The Parties hereby consent to and grant any such court jurisdiction over the person of such Parties and, to the extent permitted by Law, over the subject matter of such dispute and agree that delivery of process or other papers in connection with any such Action in the manner provided in Section 9.03 or in such other manner as may be permitted by Law shall be valid and sufficient service thereof.

(b)           EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY THAT MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT.  EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (I) NO REPRESENTATIVE OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (II) EACH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (III) EACH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (IV) EACH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 9.05(b).

9.06  Remedies.  (a)  The Parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached.  The Parties accordingly agree that, subject to the provisions of Section 8.05, the Parties are entitled to injunctive relief to prevent or restrain breaches or threatened breaches of this Agreement and to enforce specifically compliance with a Party’s covenants and obligations contained herein.  Each Party expressly waives any requirement that any other Party obtain any bond or provide any indemnity, or to prove that monetary damages would be an inadequate remedy, in connection with any Action seeking injunctive relief or specific enforcement of the provisions of this Agreement.

(b)           Except as otherwise provided herein, any and all remedies herein expressly conferred upon a Party will be deemed cumulative with and not exclusive of any other remedy conferred hereby, or by law or equity upon such Party, and the exercise by a Party of any one remedy, including without limitation any remedy set forth in Section 9.06(a), will not preclude the exercise of any other remedy.

9.07  Descriptive Headings.  The descriptive headings herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement or any provision hereof.

9.08  Parties in Interest.  This Agreement shall be binding upon and inure solely to the benefit of each Party and its successors and permitted assigns, and, except for Section 6.08 and only to the extent expressly set forth therein, nothing in this Agreement, express or implied, is intended to or shall confer upon any other Person any rights, benefits or remedies of any nature whatsoever under or by reason of this Agreement.

9.09  Severability.  The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof.  If any provision of this Agreement, or the application thereof to any Person or any circumstance, is invalid or unenforceable, (a) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (b) the remainder of this Agreement and the application of such provision to other Persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.

9.10  Counterparts; Delivery by Facsimile.  This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the Parties and delivered to the other Parties.  Any such counterpart may be delivered by facsimile, “pdf” or other form of electronic transmission and such delivery shall be deemed to be the physical delivery of a manually executed counterpart.

9.11  Interpretation.

(a)           The words “hereof,” “herein” and “herewith” and words of similar import shall, unless otherwise stated, be construed to refer to this Agreement as a whole and not to any particular provision of this Agreement, and article, section, paragraph, clauses, Exhibit and schedule references are to the articles, sections, paragraphs, clauses, exhibits and schedules of this Agreement unless otherwise specified.  Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.” All terms defined in this Agreement shall have the defined meanings contained herein when used in any certificate, disclosure letter or other document made or delivered pursuant hereto unless otherwise defined therein.  The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.  Any statute defined or referred to herein means such statute as from time to time amended, qualified or supplemented, including by succession of comparable successor statutes.  References to a Person are also to its permitted successors and assigns.

(b)           The Parties have participated jointly in the negotiation and drafting of this Agreement.  In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any provisions of this Agreement.

[Remainder of page intentionally left blank; signature pages immediately follow]

IN WITNESS WHEREOF, each of the Parties has caused this Agreement and Plan of Merger and Amalgamation to be duly executed on its behalf as of the day and year first above written.

Majestic Capital, Ltd.

By:	/s/ James J. Scardino
Name:	James J. Scardino
Title:	Chief Executive Officer

Bayside Capital Partners LLC

By:	/s/ David P. Delaney, Jr.
Name:	David P. Delaney, Jr.
Title:	Manager

Majestic Acquisition Corp.

By:	/s/ David P. Delaney, Jr.
Name:	David P. Delaney, Jr.
Title:	President

GUARANTEE BY LANCER:

Lancer hereby absolutely, unconditionally and irrevocably guarantees (a) the full and prompt performance of the obligations or Liabilities of Parent and M&A Sub under Section 6.12 of the foregoing Agreement, (b) the satisfaction of any judgment (after the exhaustion of any and all appeals or the expiration of time to take such appeals) against Parent or M&A Sub for specific performance of the foregoing Agreement under Section 9.06(a) of the foregoing Agreement and (c) the full and prompt payment of any financial obligations of Parent or M&A Sub that may result from a breach by Parent or M&A Sub of the representation or warranties set forth in Sections 4.01, 4.02, 4.07 and 4.08 of the foregoing Agreement (collectively, the “Guaranteed Obligations”).  The foregoing is a guarantee of payment and not collection and the Company shall have no obligation to pursue any claim or commence any Action against Parent or M&A Sub prior to proceeding against Lancer and collecting under this guarantee.  In the event of any action commenced by the Company against Parent or M&A Sub for specific performance of the foregoing Agreement under Section 9.06(a) of the foregoing Agreement, Lancer will not raise misjoinder or seek a severance or stay of any such action commenced against it.  This guarantee shall remain in full force and effect notwithstanding any amendment to, modification of or waiver under the foregoing Agreement or any related agreement, the validity or enforceability of any provision of the foregoing Agreement or any other equitable or other defense that would release or discharge a surety.  Lancer waives notice of acceptance of this guarantee, notice of presentment, demand for payment, notice of dishonor or protest, notice of the failure of Parent or M&A Sub to perform or pay any Guaranteed Obligation and all other notices or any kind or nature whatsoever.  Lancer represents that it is duly organized and validly existing under the laws of its jurisdiction of organization; has all requisite corporate power and authority to execute and deliver this guarantee and to perform its obligations hereunder; has duly executed and delivered this guarantee; this guarantee is its valid, legal and binding obligation, enforceable against it in accordance its terms (subject to the Enforceability Exceptions); neither the execution, delivery or performance by Lancer of its obligations under this guarantee does or will conflict with or violate, or cause a breach or default under, its Organizational Documents, any Law or Order applicable to it or any material Contract to which it is a party or by which its properties or assets are bound; and it is a member of Parent, owning at least forty (40) percent of the membership interests of Parent, and will derive significant benefit from the consummation of the Transaction pursuant to the foregoing Agreement.  Lancer covenants and agrees that it will indemnify any Person enforcing this guarantee for any and all reasonable attorneys’ fees and disbursements incurred by such Person in connection with (x) such Person’s successful enforcement of this guarantee or (y) any judgment (after the exhaustion of any and all appeals or the expiration of time to take such appeals) against Parent or M&A Sub for specific performance of the foregoing Agreement under Section 9.06(a) of the foregoing Agreement.  This guarantee and all disputes or controversies arising out of or relating to this guarantee shall be deemed to be made in and in all respects shall be interpreted, construed and governed by and in accordance with the internal laws of the State of New York without regard to principles of conflicts of law that would apply the Law of any other jurisdiction.  Capitalized terms that are used but not defined in this guarantee have the respective meanings ascribed to them in the foregoing Agreement.

LANCER FINANCIAL GROUP, INC.

By:	/s/ Alistair Lind
Name: Alistair Lind
Title: Executive Vice President

Exhibit A

Dated September 21, 2010

Majestic Capital, Ltd.  (1)

Majestic Acquisition Corp.  (2)

Bayside Capital Partners LLC  (3)

AMALGAMATION AGREEMENT

A-A-1

THIS AMALGAMATION AGREEMENT dated September 21, 2010 is made

BETWEEN:

(1)           Majestic Capital, Ltd., a company registered in Bermuda under number 37269 as an exempted company having its registered office at Majestic Capital, Ltd., PO Box HM 2062, Hamilton HM HX, Bermuda (the “Company”);

(2)           Majestic Acquisition Corp., a Delaware corporation having an office at 370 West Park Avenue, Long Beach, New York 11561 (“M&A Sub”); and

(3)           Bayside Capital Partners LLC, a Delaware limited liability company having an office at 370 West Park Avenue, Long Beach, New York 11561 (“Parent”).

WHEREAS:

(1)           The Company and M&A Sub have agreed to merge and amalgamate pursuant to the provisions of the Companies Act 1981 of Bermuda (the “Amalgamation”) and continue as a Delaware corporation (the “Resultant Company”) on the terms hereinafter appearing.

(2)           This Agreement is the “Bermuda Amalgamation Agreement” referred to in the Principal Agreement.

IT IS HEREBY AGREED as follows:

1.           Definitions

Words and expressions defined in the recitals to this Agreement have, unless the context otherwise requires, the same meanings in this Agreement.  Unless the context otherwise requires, the following words and expressions have the following meanings in this Agreement:

“Business Day” means a day other than (a) Saturday or Sunday or (b) any other day on which banks in the City and State of New York or in Hamilton, Bermuda are permitted or required to be closed;

“Class B Share” means a class B share of US$0.01 par value in the capital of the Company;

“Common Share” means a common share of US$0.01 par value in the capital of the Company;

“Court” means the Supreme Court of Bermuda;

“Dissenting Shareholder” means a holder of Common Shares or Class B Shares who did not vote in favor of the Amalgamation and who makes an application to the court pursuant to section 106(6) of the Companies Act 1981 of Bermuda;

“Dissenting Shares” means Common Shares or Class B Shares that are held by a Dissenting Shareholder;

“Effective Date” means the date on which the Amalgamation becomes effective;

“Excluded Shares” means (a) Common Shares that are owned by Parent, M&A Sub or any other direct or indirect Subsidiary of Parent (not held on behalf of, or as security for obligations owed by, third parties) and (b) Common Shares that are owned by any direct or indirect Subsidiary of the Company (not held on behalf of, or as security for obligations owed by, third parties);

“Principal Agreement” means the agreement and plan of merger and amalgamation dated as of September 21, 2010 among Parent, M&A Sub and the Company;

A-A-2

“Proxy Statement” means the proxy statement to be issued by the Company in relation to the Amalgamation and to contain a notice of a special general meeting of the Company;

“Subsidiary” means, in relation to the Company, Parent or M&A Sub, any entity, whether incorporated or unincorporated, of which (a) more than fifty percent of the capital securities or other ownership interests or (b) the securities or ownership interests having by their terms voting power to elect more than fifty percent of the board of directors or other persons performing similar functions is directly or indirectly owned or controlled by such party or by one or more of its Subsidiaries;

“Taxes” means all taxes, charges, fees, levies or other assessments, including U.S. and foreign, national, state and local income, profits (including any surtax), capital gains, franchise, property, turn-over, sales, value-added, use, excise, wage, payroll, capital, stamp and other taxes, including obligations for withholding taxes from payments due or made to any other person, as well as any contribution to any social security scheme, and any interest, penalties and additions to tax.

2.           Effectiveness of the Amalgamation

The Amalgamation shall be conditional on the passing of the resolutions set out in the notice of special general meeting contained in the Proxy Statement and the satisfaction (or waiver) of each of the conditions set out in the Principal Agreement and on the receipt of all necessary approvals and consents of any relevant governmental authority.  The Amalgamation shall become effective, and a certificate of amalgamation shall be issued by the Registrar of Companies, at the Effective Time.

3.           Name

The Resultant Company shall be called Majestic Acquisition Corp.

4.           Memorandum of association

The certificate of incorporation of the Resultant Company shall be in the same form as the certificate of incorporation of M&A Sub.  For purposes of section 105(l)(a) of the Companies Act 1981 of Bermuda, the certificate of incorporation of the Resultant Company shall be deemed to be the memorandum under Bermuda Law.

5.           Directors

The names and addresses of the persons proposed to be directors of the Resultant Company are as follows:

David P. Delaney, Jr.
c/o Majestic Acquisition Corp.
370 West Park Avenue
Long Beach, New York 11561

6.           Conversion and cancellation of shares

(1)             Each share of common stock, par value US$0.01, of M&A Sub shall be and remain one issued and fully paid share of common stock, par value US$0.01, of the Resultant Company.

(2)             Each Common Share (other than an Excluded Share) and each Class B Share in issue at the Effective Time shall be cancelled and converted into the right to receive the sum of US $0.45 or such other amount as may be determined pursuant to the Principal Agreement (without interest, subject to applicable withholding for Taxes, levies, imposts or other governmental charges) from Parent instead of securities of the Resultant Company, which sum shall be paid by Parent in accordance with the Principal Agreement.

(3)             Each Excluded Share (other than a Dissenting Share) in issue at the Effective Time shall be cancelled without any repayment of capital in respect thereof or conversion thereof.

A-A-3

(4)             Each Dissenting Share in issue at the Effective Time shall be cancelled and converted into the right to receive the fair value thereof as determined by the Company.

7.           Bylaws

The bylaws of the Resultant Company shall be in the same form as the bylaws of M&A Sub.

8.           Miscellaneous

(1)             No party to this Agreement may terminate this Agreement or the Amalgamation at any time, other than as expressly set out herein or in the Principal Agreement.

(2)             Nothing in this Agreement shall be construed as creating any partnership or agency relationship between any of the parties.

(3)             This Agreement and the documents referred to in it constitute the entire agreement between the parties with respect to the subject matter of and transaction referred to herein and therein and supersede any previous arrangements, understandings and agreements between them relating to such subject matter and transactions.

(4)             Any variation of this Agreement shall be in writing and signed by or on behalf of all parties.

(5)             Any waiver of any right under this Agreement shall only be effective if it is in writing, and shall apply only in the circumstances for which it is given and shall not prevent the party who has given the waiver from subsequently relying on the provision it has waived.  No failure to exercise or delay in exercising any right or remedy provided under this Agreement or by law shall constitute a waiver of such right or remedy or prevent any future exercise in whole or in part thereof.  No single or partial exercise of any right or remedy under this Agreement shall preclude or restrict the further exercise of any such right or remedy.

(6)             Unless specifically provided otherwise, rights arising under this Agreement shall be cumulative and shall not exclude rights provided by law.

(7)             This Agreement may be executed in counterparts each of which when executed and delivered shall constitute an original but all such counterparts together shall constitute one and the same instrument.

9.           Notices

All notices, requests, instructions or other documents to be given under this Agreement shall be in writing and shall be deemed given (a) when sent if sent by facsimile or email; provided that the receipt of such fax or email is promptly confirmed in writing or by telephone confirmation thereof, (b) when delivered, if delivered personally to the intended recipient and (c) two Business Days following sending by overnight delivery via a national or international courier service, and in each case, addressed to a party at the following address for such party:

If to Parent or M&A Sub to:

Bayside Capital Partners LLC
370 West Park Avenue
Long Beach, New York 11561
Attn:  John Petrilli
Facsimile:  (516) 889-4544
Email:  jpetrilli@lancer-ins.com

with a copy (which shall not constitute notice) to:

A-A-4

Nixon Peabody LLP
50 Jericho Quadrangle, Suite 300
Jericho, New York 11753
Attn:  Allan H. Cohen
Facsimile:  (866) 947-2070
Email: acohen@nixonpeabody.com

If to the Company to:

Majestic Capital, Ltd.
PO Box HM 2062
Hamilton HM HX, Bermuda
Attn: Louis J. Viglotti, Esq.
Facsimile: (441) 296-3829

with a copy (which shall not constitute notice) to:

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036
Attn:  Peter S. Kolevzon, Esq.
Facsimile:  (212) 715-8288
Email: pkolevzon@kramerlevin.com

or to such other address as the person to whom notice is given may have previously furnished to the other in writing in the manner set forth above.

10.           Governing law

This Agreement shall be governed by and construed in accordance with the laws of Bermuda.

IN WITNESS WHEREOF, each of the parties has caused this Agreement to be duly executed on its behalf as of the day and year first above written.

Majestic Capital, Ltd.

By:	/s/ James J. Scardino
Name:	James J. Scardino
Title:	Chief Executive Officer

Bayside Capital Partners LLC

By:	/s/ David P. Delaney, Jr.
Name:	David P. Delaney, Jr.
Title:	Manager

Majestic Acquisition Corp.

By:	/s/ David P. Delaney, Jr.
Name:	David P. Delaney, Jr.
Title:	President

A-A-5

ANNEX B

[Letterhead of LMC Capital LLC]

September 20, 2010
Special Transaction Committee
The Board of Directors
Majestic Capital, Ltd.
40 Church Street
Hamilton HM 12
Bermuda

Members of the Special Transaction Committee and the Board of Directors:

You have informed us that Majestic Capital, Ltd. (together with its subsidiaries and affiliates, “Majestic” or the “Company”) proposes to enter into an agreement (the “Agreement”) with Bayside Capital Partners, LLC (alone or together with its subsidiaries and affiliates, the “Buyer”) and Majestic Acquisition Corp., a subsidiary of the Buyer. Under the terms of the Agreement, Majestic Acquisition Corp. will merge and amalgamate with Majestic, and each share of common stock, par value $0.01 per share, and each Class B share, par value $0.01 per share, issued and outstanding of the Company (other than dissenting shares and shares owned by the Company) at that time (the “Shares”) shall be converted into the right to receive $0.45 in cash (without interest, subject to applicable withholding for taxes, levies, imposts or other governmental charges) (the “Merger Consideration”) and cancelled. The terms and conditions of the transaction are more fully set forth in the Agreement.

You have requested our opinion as to the fairness, from a financial point of view, of the Merger Consideration to the holders of the Shares.

LMC Capital LLC (“LMC Capital”) is an investment bank dedicated exclusively to the insurance industry, providing a wide range of services that include professional advisory for mergers and acquisitions, capital raising, valuations, and regulatory advisory. In the normal course of our business, we regularly value insurance companies in the context of advising clients in insurance related merger and acquisition transactions and in performing other related services.

We have not acted as financial advisor to Majestic or the Buyer in connection with this transaction. Per the terms of our engagement letter we have acted exclusively for the Board of Directors and the Special Transaction Committee (each, solely in its capacity as such) in rendering our fairness opinion, for which we will receive a fixed fee for our services that is neither contingent upon, nor tied to, the successful completion of the transaction contemplated or the amount of consideration received in such transaction, but is fully earned upon delivery of the fairness opinion itself. Additionally, under the terms of our engagement letter, Majestic has agreed to reimburse our transaction-related expenses and indemnify us against certain liabilities that could arise out of this engagement.

LMC Capital has no ties to the Board of Directors or officers of the Company, has received no previous compensation for services, does not expect to receive compensation in the future from Majestic other than that associated with this fairness opinion, is not engaged as financial advisor to Majestic or the Buyer in connection with the proposed transaction, and currently seeks no ancillary compensation from the Company through other investment banking activities. We have been engaged as a third party advisor to provide our opinion on the fairness of the consideration to the holders of the Shares, by determining through our analyses if such consideration falls within what we deem to be a range of fairness. In developing our opinion, we used certain generally accepted and proven valuation techniques and conducted a level of due diligence that we deemed appropriate.

Our opinion does not constitute a recommendation for the proposed transaction, nor does it include an evaluation of the business rationale to accept or reject the proposed transaction, nor does it evaluate or consider the merits of strategic alternatives available to the Company or any terms or other aspects of the transaction (other than the Merger Consideration as expressly specified herein). Our opinion makes no recommendation to the shareholders of the Company as to whether to act or to vote in favor of the transaction or against the transaction, and it does not make any representations to shareholders as to whether to become dissenting shareholders as defined by the Agreement And Plan Of Merger And Amalgamation, or to make an application pursuant to section 106(6) of the Companies Act to the Supreme Court of Bermuda, or opine on what additional value, if any, might be available to such dissenting shareholders pursuing such course of action. We are not expressing any opinion about the fairness of the amount or of the nature of any compensation to the officers, directors, or employees of the Company relative to the holders of the Shares.

In the course of preparing our opinion, we have reviewed certain publicly available information as well as information furnished to us by the Company. We have reviewed certain of the Company’s Annual Reports to Stockholders, Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, various other communications to the Company’s shareholders, statutory statements filed by the insurance subsidiaries of the Company, the California domiciled Majestic Insurance Company, and the Bermuda domiciled Twin Bridges (Bermuda) Limited, each as provided to us by the Company or publicly available. We have reviewed the Letter of Intent to acquire the Company dated June 10, 2010 and the latest draft (as represented to us by the Company, dated September 20, 2010) of the Agreement and Plan of Merger and Amalgamation. We have also reviewed certain management prepared internal analyses, financial forecasts, and summary financial and other information as we deemed appropriate. We have held discussions with certain senior officers of the Company and their advisors and discussed the current financial position of the Company, results of operations, relations with regulators, possible actions by ratings agencies and the consequences of such actions, and the expectations or results of various strategic decisions made by the Company. We reviewed the reserves for loss and loss adjustment expense as expressed in the Company’s financials and actuarial reviews, reports and analyses prepared by internal as well as third party actuaries. We have reviewed the historical price per share and the trading activity of the Company’s shares, and compared this information to similar publicly available information for certain companies. In the course of our review and in order to form our opinion, we have also performed various analyses and evaluations and examined other materials and information as we considered it appropriate. In preparing our opinion, we used certain industry accepted and proven methods of valuation and certain industry analyses as we deemed necessary or appropriate.

Our opinion is based on the Letter of Intent dated June 10, 2010 and the draft Agreement and Plan of Merger and Amalgamation (as provided to us by the Company, dated September 20, 2010). We assume that the offer as stated in those documents will be the final offer, and that the Agreement will be consummated in accordance with those terms, without material waiver or change to the terms and conditions therein, and that, in the course of obtaining any necessary governmental, regulatory and other approvals, consents releases and waivers for the transaction, no material delay, limitation, restriction or condition will occur. We also assume that the Representations and Warranties contained therein for the parties are true and correct, that all Covenants contained therein will be adhered to, that all other additional agreements will be honored and that closing conditions will be met.

In our review we have relied upon the completeness and the accuracy of the financial and other information publicly available and provided to us by the officers of the Company or its advisors and have relied upon assurances of the officers of the Company that they are not aware of any facts or circumstances that would make such information inaccurate or misleading in any material respect.

We have undertaken no independent verification of, nor assume responsibility for, the completeness or the accuracy of the information reviewed. In connection with this opinion we have reviewed management-prepared forecasts, which we assume are the best estimates available to management and reasonably prepared based on good faith judgments by management. We have not undertaken to independently verify the reserves for loss and loss adjustment expenses, nor did we engage any third party to evaluate reserves for loss and loss adjustment expenses. We are not actuaries and assume that the reserves for loss and loss adjustment expenses as represented in various financials, reports, analyses, and projections are sufficient to cover claims. We did not undertake nor were we provided any independent valuation or appraisal of the assets or liabilities of the Company, nor have we physically inspected the property or evaluated the solvency or fair value of the Company under the rules of bankruptcy or insolvency. We are not tax advisors and have relied on the information, both provided to us by the Company and reflected in its public financials, to be accurate with respect to such issues, and we have not undertaken to independently verify that information nor have we engaged a third party tax advisor to do so.

In our review of the information, provided to us by the Company or available publicly, and in our discussions with the senior management of the Company, we noted the various regulatory proceedings underway, including the investigations and inquiries underway by the New York State Office of the Attorney General (“NYOAG”), the New York State Insurance Department, and the New York State Workers Compensation Board Office of the Fraud Inspector General, and the various pending litigation matters in which the Company is involved. The Company has stated that it cannot predict the outcomes of the inquiries and investigations or if any or all of the legal actions against the Company will be decided adversely. The Company cannot predict what the injunctive relief, restitution, damages, penalties, and costs from regulatory actions will be, or what the effect on results of operations, financial condition or cash flows would be from adverse decisions in any or all of the various pending litigation. The Company has stated that the possibility of a material adverse effect exists with regards to the regulatory and litigation outcomes. We are not attorneys or experts in regulatory matters. We have not reviewed or evaluated, nor have we engaged counsel or other professionals to review or evaluate, the pending litigation or the regulatory proceedings. With the exception of estimates provided by management relative to the potential settlement with the NYOAG, we have not made any estimates of the probabilities of regulatory penalty or adverse decisions of pending litigation, nor made any estimations of their effect, material or otherwise, on the Company, its business, results of operations, financial condition or cash flows.

Our opinion is based on current information as of the date of this opinion, including, but not limited to, current financial and economic conditions. As you are aware, the credit, financial and stock markets have been experiencing unusual volatility, and we express no opinion or view as to any potential effects of such volatility on the Company or the transaction. It should be understood that subsequent developments, including future changes to current financial and economic factors, may affect this opinion, and we do not have or undertake any obligation to update, revise, or reaffirm this opinion. The issuance of this opinion was approved by our fairness opinion committee.

It is understood that this opinion is for the information of the Board of Directors of the Company and the Special Transaction Committee of the Board of Directors (each, solely in its capacity as such) in connection with its consideration of the Agreement, and may not be used for any other purpose without our prior written consent.

Based upon and subject to the foregoing, including the various assumptions, limitations, qualifications, and conditions set forth herein, it is LMC Capital’s opinion that, as to the date hereof, the Merger Consideration offered is fair from a financial point of view, to the holders of the Shares.

Very truly yours,

LMC CAPITAL LLC

ANNEX C

VOTING AGREEMENT

VOTING AGREEMENT (this “Agreement”) dated as of September 21, 2010 by and between Bayside Capital Partners LLC, a Delaware limited liability company (“Parent”), and the undersigned shareholder (“Shareholder”) of Majestic Capital, Ltd., a Bermuda Company (the “Company”).

Concurrently with the execution and delivery of this Agreement, Parent, Majestic Acquisition Corp., a Delaware corporation and wholly-owned Subsidiary of Parent (“Merger Subsidiary”), and the Company are entering into an Agreement and Plan of Merger and Amalgamation (the “Merger Agreement”), pursuant to which the parties to the Merger Agreement will perform their obligations thereunder in accordance with the terms and subject to the conditions set forth therein;

As of the date hereof, the Shareholder owns, beneficially or of record, or has complete investment authority over, and has the power to vote and dispose of the number of shares of Common Shares and Class B Shares set forth on Schedule A (the “Owned Shares” and, together with (i) any securities issued or exchanged with respect to such Owned Shares upon any recapitalization, reclassification, merger, consolidation, spin-off, partial or complete liquidation, stock dividend, split-up or combination of the securities of the Company or any other change in the Company’s capital structure and (ii) any Common Shares or other voting securities of the Company of which the Shareholder acquires beneficial or record ownership after the date hereof and prior to the termination of this Agreement, whether by purchase, acquisition or upon exercise of options, warrants, conversion of other convertible securities or otherwise (collectively, together with the Owned Shares, referred to herein as the “Covered Shares”).

In order to induce Parent and Merger Subsidiary to enter into the Merger Agreement, Parent and Merger Subsidiary have requested Shareholder, and Shareholder has agreed, to enter into this Agreement with respect to his Covered Shares and certain other matters set forth herein.

In consideration of the foregoing and the representations, warranties, covenants and agreements contained herein, the parties, intending to be legally bound, hereto agree as follows:

ARTICLE 1
DEFINITIONS

Section 1.01. Definitions. All capitalized terms that are used but not defined herein shall have the respective meanings ascribed to them in the Merger Agreement.

ARTICLE 2
AGREEMENT TO VOTE; GRANT OF PROXY

Section 2.01. Agreement To Vote Shares. (a) At any meeting of shareholders of the Company called prior to the termination of this Agreement, and at every adjournment, postponement or continuation thereof, and on every action or approval by written consent of shareholders of the Company, Shareholder shall, or shall cause the holder of record on any applicable record date to appear at any such meeting or otherwise cause the Covered Shares as to which the Shareholder controls the right to vote to be counted as present thereat for the purpose of establishing a quorum and respond to requests by Parent for written consent, and shall vote all Covered Shares that Shareholder is entitled to vote in favor of (i) the adoption of the Merger Agreement and (ii) any related matter that must be approved by the shareholders of the Company in order for the transactions contemplated by the Merger Agreement to be consummated.

(b) Shareholder agrees that prior to the termination of this Agreement it will not (and will cause the holder of record on any applicable record date not to) vote any Covered Shares in favor of, or consent to, and will (and will cause the holder of record on any applicable record date to) vote against and not consent to, the approval of any (i) Acquisition Proposal (other than the Transaction), (ii) reorganization, recapitalization, liquidation or winding-up of the Company or any other extraordinary transaction involving the Company (other than the Transaction), (iii) extraordinary dividend, distribution or recapitalization by the Company or change in capital structure of the Company or (iii) corporate action the consummation of which would frustrate the purposes, or prevent or delay the consummation, of the transactions contemplated by the Merger Agreement.

Section 2.02. Irrevocable Proxy. Shareholder hereby revokes and agrees to cause to be revoked any and all previous proxies granted with respect to the Covered Shares. By entering into this Agreement, Shareholder hereby grants a proxy appointing Parent as the Shareholder’s attorney-in-fact and proxy, with full power of substitution, for and in the Shareholder’s name, to vote, express consent or dissent, or otherwise to utilize such voting power in the manner expressly provided in by Section 2.01 hereof as Parent or its proxy or substitute shall, in Parent’s reasonable discretion, deem proper with respect to the Covered Shares to carry out the intent of this Agreement. Except as provided in the following sentence, the proxy granted by Shareholder pursuant to this Section 2.02 is irrevocable and is granted in consideration of Parent entering into this Agreement and the Merger Agreement and incurring certain related fees and expenses. The proxy granted by Shareholder shall be revoked automatically and without any further act of Shareholder upon termination of this Agreement in accordance with its terms.

ARTICLE 3
REPRESENTATIONS AND WARRANTIES

Section 3.01. Shareholder represents and warrants to Parent that:

Section 3.01.1. Authorization. Shareholder (or the representative or fiduciary signing on his or her behalf, as applicable) has full legal capacity, right and authority to execute and deliver this Agreement and to perform his or her obligations hereunder. This Agreement has been duly and validly executed and delivered by Shareholder and constitutes a valid and binding agreement of Shareholder, enforceable against Shareholder in accordance with its terms.

Section 3.02.2. Non-Contravention. The execution, delivery and performance by Shareholder of this Agreement and the consummation of the transactions contemplated hereby do not and will not (a) violate any applicable law, rule, regulation, judgment, injunction, order or decree binding on Shareholder, (b) require any filing or registration with, or any consent, approval or authorization of, any Governmental Authority, (c) require any other consent or action by any Person under, constitute a breach or default under, or give rise to any right of termination, cancellation or acceleration or to a loss of any benefit to which Shareholder or any other Person is entitled under, any provision of any material agreement or other instrument binding on Shareholder or (d) result in the imposition of any Lien on any Covered Shares beneficially owned by Shareholder, except for (i) such violations that would not prevent, delay or impair Shareholder from performing Shareholder’s obligations under this Agreement, (ii) such filings, registrations, consents, approvals or authorizations the failure of which to be obtained or made would not prevent, delay or impair Shareholder from performing Shareholder’s obligations under this Agreement and (iii) such Liens that would not prevent, delay or impair Shareholder from performing Shareholder’s obligations under this Agreement.

Section 3.03.3. Ownership of Owned Shares. (a) Shareholder is the beneficial owner (as such term is defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended) of all the Owned Shares set forth on Schedule A, all of which are free and clear of any Lien, claim or any other limitation (including any restriction on the right  to vote or otherwise dispose of such shares), in any case, except as would not adversely affect the exercise or fulfillment of the rights and obligations of the parties to this Agreement.

(b) None of the shares of Owned Shares set forth on Schedule A are (or, if unissued, will be upon issuance) subject to any voting trust or other agreement or arrangement with respect to the voting of such shares or options.

Section 3.04.4. Total Owned Shares. Except as set forth on Schedule A (including any Common Shares of the Company issuable upon the exercise or settlement of any securities described on Schedule A), Shareholder does not beneficially own any (a) shares of capital stock or voting securities of the Company, (b) securities of the Company convertible into or exchangeable for shares of capital stock or voting securities of the Company or (c) options or other rights to acquire from the Company any capital stock, voting securities or securities convertible into or exchangeable for capital stock or voting securities of the Company.

Section 3.05.5. Litigation. As of the date of this Agreement, there is no action, proceeding or investigation pending or, to the knowledge of Shareholder, threatened against Shareholder that questions the validity of this Agreement or any action taken or to be taken by Shareholder in connection with this Agreement.

Section 3.02. Parent represents and warrants to Shareholder that:

Section 3.02.1. Authorization.  Parent is a limited liability company duly organized and validly existing under the laws of the State of Delaware has the full limited liability company capacity, right, power and authority to execute and deliver this Agreement and to perform its obligations hereunder.  This Agreement has been duly authorized, executed and delivered by Parent and constitutes a valid and binding agreement of Parent, enforceable against Parent in accordance with its terms.

Section 3.02.2.  Non-Contravention.  The execution, deliver and performance by Parent of this Agreement and the consummation by Parent of the transactions contemplated hereby do not and will not  (a) violate its Organizational Documents or any applicable law, rule, regulation, judgment, injunction, order or decree binding on Parent, (b) require any filing or registration with, or any consent, approval or authorization of, any Governmental Authority, or (c) require any other consent or action by any Person under, constitute a breach or default under, or give rise to any right of termination, cancellation or acceleration or to a loss of any benefit to which Parent or any other Person is entitled under, any provision of any material agreement or other instrument binding on Parent, except such filings, registrations, consents, approvals or authorizations the failure of which to be obtained or made would not prevent, delay or impair Parent from performing its obligations under this Agreement.

ARTICLE 4
COVENANTS

Section 4.01. Transfer Restrictions. Prior to the termination of this Agreement, Shareholder agrees not to cause or permit any Transfer of any of Covered Shares to be effected, except by operation of law (so long as this Agreement shall bind the transferee to the fullest extent as if the transferee were Shareholder hereunder), as specifically required by court order, to a Governmental Authority in connection with the settlement of a claim by such Governmental Authority presently existing against Shareholder or to satisfy tax obligations with respect to the Covered Shares; provided, however, that nothing contained herein will be deemed to restrict the ability of Shareholder to (i) exercise any stock options of the Company held by Shareholder, (ii) transfer Covered Shares in connection with estate and charitable planning purposes or for the benefit of one or more members of the Shareholder’s immediate family, so long as the transferee, prior to such Transfer, is bound to the fullest extent as if the transferee were Shareholder hereunder, or (iii) by will, or by operation of law, in which case this Agreement shall bind the transferee. Shareholder agrees not to deposit (or permit the deposit of) any Covered Shares in a voting trust or grant any proxy or enter into any voting agreement or similar agreement in contravention of the obligations of Shareholder under this Agreement with respect to any of the Covered Shares.  As used herein, the term “Transfer” shall mean any direct or indirect (i) sale, pledge, encumbrance, assignment, tender, grant of an option with respect to, transfer or disposition of any Covered Share or any voting interest in any Covered Share, (ii) grant of any proxy or power of attorney or (iii) entering into an agreement or commitment, whether or not in writing, providing for the sale, pledge, encumbrance, assignment, or grant of an option with respect to, transfer of or disposition of any Covered Share or any interest therein.

Section 4.02. Legending of Shares. If so requested by Parent in respect of any Covered Shares, Shareholder agrees that such Covered Shares shall bear a legend stating that they are subject to this Agreement.

Section 4.03. Appraisal Rights. Shareholder agrees not to exercise any rights (including under Section 106 of the Bermuda Companies Act) to demand appraisal of any Covered Shares which may arise with respect to the Transaction.

Section 4.04. Further Assurances. Parent and Shareholder will each execute and deliver, or cause to be executed and delivered, all further documents and instruments that are requested by the other to carry out the purpose and intent of this Agreement and that are reasonably required for the consummation of the Transaction.

ARTICLE 5
GENERAL PROVISIONS

Section 5.01. Directors and Officers. Notwithstanding any provision of this Agreement to the contrary, nothing in this Agreement shall (or shall require Shareholder to attempt to) limit or restrict Shareholder in his capacity as a director or officer of the Company or any designee of Shareholder who is a director or officer of the Company from acting in such capacity or voting in such person’s sole discretion on any matter (it being understood that this Agreement shall apply to Shareholder solely in his capacity as a shareholder of the Company). No action taken by Shareholder in his or her capacity as a director or officer of the Company shall be deemed to constitute a breach of any provision of this Agreement.

Section 5.02. No Ownership Interest. Nothing contained in this Agreement shall be deemed to vest in Parent any direct or indirect ownership or incidence of ownership of or with respect to the Covered Shares. All rights, ownership and economic benefits of and relating to the Covered Shares shall remain vested in and belong to Shareholder, and Parent shall have no authority to manage, direct, restrict, regulate, govern, or administer any of the policies or operations of the Company or exercise any power or authority to direct Shareholder in the voting of any of the Covered Shares, except as otherwise expressly provided herein.

Section 5.03. Amendments. Any provision of this Agreement may be amended or waived if, but only if, such amendment or waiver is in writing and is signed, in the case of an amendment, by each party to this Agreement or in the case of a waiver, by the party against whom the waiver is to be effective.

Section 5.04. Termination. This Agreement shall terminate upon the earliest to occur of:

(a) the approval and adoption of the Merger Agreement at the Company Shareholder Meeting;

(b) the termination of the Merger Agreement in accordance with its terms;

(c) the written agreement of Parent and Shareholder; and

(d) the amendment or modification of the Merger Agreement as in effect as of the date hereof to reduce the Transaction Consideration or otherwise change the terms and conditions, taken as a whole, of the Merger Agreement in a way that is materially adverse to the holders of Common Shares.

Section 5.05.  Waivers. Any waiver of any term or condition of this Agreement shall not be construed as a waiver of any subsequent breach, or a subsequent waiver of the same term or condition or a waiver of any other term or condition, of this Agreement. The failure of any party to assert any of its rights hereunder shall not constitute a waiver of any of such rights. No failure or delay by any party in exercising any right, power or privilege under this Agreement shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

Section 5.06. Breach; Survival. No party hereto shall be relieved from any liability for breach of this Agreement by reason of any termination of this Agreement. Regardless of the foregoing, Sections 5.07 through 5.15 of this Agreement will survive the termination of this Agreement.

Section 5.07. Publication. Shareholder authorizes the Company to publish and disclose in any announcement, disclosure or filing required by any Governmental Entity, the Shareholder’s identity and ownership of the Covered Shares and the nature of the Shareholder’s commitments, arrangements and understandings under this Agreement.

Section 5.08. Expenses. All costs and expenses incurred in connection with this Agreement shall be paid by the party incurring such cost or expense.

Section 5.09. Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided that no party may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the consent of the other parties hereto, except that Parent may transfer or assign its rights and obligations to any Affiliate of Parent; provided that no such assignment shall release Parent of its obligations under this Agreement.  No Person, other than the Parties hereto and their successors and permitted assigns, shall have right, remedy or claim under or in respect of this Agreement or any provision hereof.

Section 5.10. Governing Law; Jurisdiction; Waiver of Jury Trial. (a) This Agreement shall be construed in accordance with and governed by the laws of the State of New York, except that the provisions of Section 2.02 shall be construed in accordance with and governed by the laws of Bermuda.

(b) Each of the parties hereto (i) consents to submit itself to the personal jurisdiction of any New York State court or Federal court located in the Southern District of New York in the event any dispute arises out of this Agreement, (ii) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court and (iii) agrees that it will not bring any action relating to this Agreement in any court other than any such court. The parties irrevocably and unconditionally waive any objection to the laying of venue of any action, suit or proceeding arising out of this Agreement in the courts of the State of New York or in any Federal court located in the Southern District of New York, and hereby further irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum.

(c) Each of the parties hereto irrevocably waives any and all right to trial by jury in any legal proceeding arising out of or related to this Agreement.

Section 5.11. Notices. All notices, requests and other communications to any party under this Agreement will be made in writing (including facsimile transmission) and shall be given,

if to Parent, to:

Bayside Capital Partners LLC
370 West Park Avenue
Long Beach, New York 11561
Attn:  John Petrilli
Facsimile:  (516) 889-4544
Email:  jpetrilli@lancer-ins.com

with a copy (which shall not constitute notice) to:

Nixon Peabody LLP
50 Jericho Quadrangle, Suite 300
Jericho, New York 11753
Attn:  Allan H. Cohen
Facsimile:  (866) 947-2070
Email: acohen@nixonpeabody.com

if to Shareholder, to:

Daniel G. Hickey, Sr.
15 Davis Avenue
Poughkeepsie, New York 12603

with a copy (which shall not constitute notice) to:

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036
Attn:  Peter S. Kolevzon, Esq.
Facsimile:  (212) 715-8288
Email: pkolevzon@kramerlevin.com

Section 5.12. Counterparts; Effectiveness. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective when each party hereto shall have received counterparts hereof signed by all of the other parties hereto. Until and unless each party has received a counterpart hereof signed by the other party hereto, this Agreement shall have no effect and no party shall have any right or obligation hereunder (whether by virtue of any other oral or written agreement or other communication).

Section 5.13. Severability. If any term, provision or covenant of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions and covenants of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

Section 5.14. Specific Performance. The parties hereto agree that irreparable damage would occur in the event any provision of this Agreement is not performed in accordance with the terms hereof and that the parties shall be entitled to seek specific performance of the terms hereof in addition to any other remedy to which they are entitled at law or in equity, without any requirement to post a bond or security of any other type.

Section 5.15.  Interpretation.  The headings and captions in this Agreement are included for convenience of reference only and shall be ignored in the construction or interpretation of this Agreement. Any capitalized terms used in any Schedule but not otherwise defined therein shall have the meanings as defined in this Agreement. All references to Articles, Sections or Schedules contained in this Agreement shall be to Articles, Sections or Schedules of or to this Agreement unless otherwise stated. All Exhibits and Schedules annexed hereto or referred to herein are hereby incorporated in and made a part of this Agreement as if set forth in full herein. Unless the context of this Agreement otherwise clearly requires, (i) references to the plural include the singular, and references to the singular include the plural, (ii) references to any gender include the other genders, (iii) the word “including” does not limit the preceding terms or words and shall be deemed to be followed by the words “without limitation”, (iv) the terms “hereof”, “herein”, “hereunder”, “hereto” and similar terms in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement, (v) references to any person include the successors and permitted assigns of that person.

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed as of the date first written above.

BAYSIDE CAPITAL PARTNERS LLC By: /s/ David P. Delaney, Jr. Name: David P. Delaney, Jr. Title: Manager SHAREHOLDER: /s/ Daniel G. Hickey, Sr. Name: Daniel G. Hickey, Sr.

Schedule A
Securities Beneficially Owned

Common Shares of the Company

1,792,361 Common Shares, comprised of 1,774,837 Common Shares that Shareholder is entitled to vote and 17,524 Company Restricted Shares that Shareholder is not entitled to vote

Shares of Class B Shares of the Company

none

Securities Convertible or Exercisable or Exchangeable for Common Shares of the Company

none

ANNEX D

Section 106(6) of the Bermuda Companies Act 1981

106(6) Any shareholder who did not vote in favour of the amalgamation and who is not satisfied that he has been offered fair value for his shares may within one month of the giving of the notice referred to in subsection (2) apply to the Court to appraise the fair value of his shares.

(6A)           Subject to subsection (6B), within one month of the Court appraising the fair value of any shares under subsection (6) the company shall be entitled either —

(a)	to pay to the dissenting shareholder an amount equal to the value of his shares as appraised by the Court; or

(b)	to terminate the amalgamation in accordance with subsection (7).

(6B)           Where the Court has appraised any shares under subsection (6) and the amalgamation has proceeded prior to the appraisal then, within one month of the Court appraising the value of the shares, if the amount paid to the dissenting shareholder for his shares is less than that appraised by the Court the amalgamated company shall pay to such shareholder the difference between the amount paid to him and the value appraised by the Court.

 (6C)           No appeal shall lie from an appraisal by the Court under this section.

(6D)           The costs of any application to the Court under this section shall be in the discretion of the Court.

D-1

MAJESTIC CAPITAL

IMPORTANT SPECIAL MEETING INFORMATION

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ENDORSEMENT_LINE______________ SACKPACK_____________

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DESIGNATION (IF ANY)
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Electronic Voting Instructions

You can vote by Internet or telephone!
Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Central Time, on March 3, 2011.

Vote by Internet

- Log on to the Internet and go to **www.investorvote.com/CRMH**
- Follow the steps outlined on the secured website.

Vote by telephone

- Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada any time on a touch tone telephone. There is **NO CHARGE** to you for the call.
- Follow the instructions provided by the recorded message.

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

Special Meeting Proxy Card

1234 5678 9012 345

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — THE BOARD OF DIRECTORS, WHICH IS SOLICITING THIS PROXY, RECOMMENDS A VOTE "FOR" PROPOSALS 1 AND 2.

B Non-Voting Items

Change of Address — Please print new address below.

Comments — Please print your comments below.

C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

PLEASE SIGN EXACTLY AS YOUR NAME APPEARS HEREON. IF THE COMMON OR CLASS B SHARES ARE REGISTERED IN THE NAMES OF TWO OR MORE PERSONS, EACH SHOULD SIGN. EXECUTORS, ADMINISTRATORS, TRUSTEES, GUARDIANS AND ATTORNEYS-IN-FACT SHOULD ADD THEIR TITLES. IF SIGNER IS A CORPORATION, PLEASE GIVE FULL CORPORATE NAME AND HAVE A DULY AUTHORIZED OFFICER SIGN, STATING TITLE. IF SIGNER IS A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
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MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

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▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

MAJESTIC CAPITAL

Proxy — MAJESTIC CAPITAL, LTD.

PO BOX HM 2062
HAMILTON HM HX
BERMUDA

PROXY CARD FOR SPECIAL GENERAL MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 3, 2011

The undersigned hereby appoints the Proxy Committee of the Board of Directors of the Company, as attorneys and proxies of the undersigned, with full power of substitution, to vote all of the common and Class B shares of the Company which the undersigned may be entitled to vote at the Special General Meeting of Shareholders of the Company to be held at The Fairmont Hamilton Princess, 76 Pitts Bay Road, Pembroke, Bermuda on Thursday, March 3, 2011 at 11:00 a.m. (local time), and at any and all postponements and adjournments thereof, with all powers that the undersigned would possess if personally present thereat.

PURSUANT TO THE COMPANY'S BYE-LAWS, THE VOTING INTEREST ATTRIBUTED TO EACH SHARE HELD BY THE UNDERSIGNED IS AS FOLLOWS:

- 0.94856242 VOTES PER SHARE FOR DANIEL G. HICKEY, SR.;
- 0.88399954 VOTES PER SHARE FOR DANIEL G. HICKEY, JR.; and
- 1.02342839 VOTES PER SHARE FOR ALL OTHER COMMON SHAREHOLDERS.

This proxy, when properly executed, will be voted as directed herein. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE ADOPTION OF THE AMALGAMATION AGREEMENT AND APPROVAL OF THE AMALGAMATION AND FOR THE ADJOURNMENT PROPOSAL.

This proxy is solicited on behalf of the Company's Board of Directors. It may be revoked at any time before the vote is taken at the Special General Meeting. Receipt of notice of the Special General Meeting and receipt of the proxy statement is hereby acknowledged, and the terms of the Notice and proxy statement are hereby incorporated by reference into this proxy. The undersigned hereby revokes all proxies heretofore given for said meeting or any and all adjournments, postponements and continuations thereof.

(Continued and to be marked, dated and signed on other side)